                               SEMI-ANNUAL REPORT

                                 CLASS A SHARES
                                 CLASS B SHARES
                                  TRUST SHARES

                                JANUARY 31, 2002

                              [LOGO] AMSOUTH FUNDS

         AMSOUTH INVESTMENT MANAGEMENT COMPANY, LLC, INVESTMENT ADVISOR
                        BISYS FUND SERVICES, DISTRIBUTOR

                                NOT FDIC INSURED
                              WWW.AMSOUTHFUNDS.COM

AMSOUTH(R) FUNDS
TABLE OF CONTENTS



     Management Discussion of Performance
         Message from the Chairman and Investment Advisor.............   1

     Fund Summary
         Value Fund...................................................   2
         Growth Fund..................................................   3
         Capital Growth Fund..........................................   4
         Large Cap Fund...............................................   5
         Mid Cap Fund.................................................   6
         Small Cap Fund...............................................   7
         Equity Income Fund...........................................   8
         Balanced Fund................................................   9
         Select Equity Fund...........................................  10
         Enhanced Market Fund.........................................  11
         International Equity Fund....................................  12
         Strategic Portfolios.........................................  13
         Bond Fund....................................................  14
         Limited Term Bond Fund.......................................  15
         Government Income Fund.......................................  16
         Limited Term U.S. Government Fund............................  17
         Municipal Bond Fund..........................................  18
         Florida Tax-Exempt Fund......................................  19
         Tennessee Tax-Exempt Fund....................................  20
         Limited Term Tennessee Tax-Exempt Fund.......................  21
         Money Market Funds...........................................  22

     Financial Statements
         Value Fund...................................................  23
         Growth Fund..................................................  25
         Capital Growth Fund..........................................  26
         Large Cap Fund...............................................  27
         Mid Cap Fund.................................................  30
         Small Cap Fund...............................................  31
         Equity Income Fund...........................................  33
         Balanced Fund................................................  35
         Select Equity Fund...........................................  38
         Enhanced Market Fund.........................................  39
         International Equity Fund....................................  45
         Strategic Portfolios: Aggressive Growth Portfolio............  47
         Strategic Portfolios: Growth Portfolio.......................  48
         Strategic Portfolios: Growth and Income Portfolio............  49
         Strategic Portfolios: Moderate Growth and Income Portfolio...  50
         Bond Fund....................................................  51
         Limited Term Bond Fund.......................................  54
         Government Income Fund.......................................  56
         Limited Term U.S. Government Fund............................  57
         Municipal Bond Fund..........................................  58
         Florida Tax-Exempt Fund......................................  62
         Tennessee Tax-Exempt Fund....................................  64
         Limited Term Tennessee Tax-Exempt Fund.......................  66
         Prime Money Market Fund......................................  67
         U.S. Treasury Money Market Fund..............................  68
         Treasury Reserve Money Market Fund...........................  69
         Tax-Exempt Money Market Fund.................................  70
         Institutional Prime Obligations Money Market Fund............  74

     Notes to Financial Statements....................................  92

     Financial Highlights............................................. 104

MESSAGE FROM THE CHAIRMAN AND INVESTMENT ADVISOR

Dear Shareholders:

We are pleased to send you this semi-annual report for the six months ended January 31, 2002, a period of national tragedy, stock-market volatility and activity that could prove to be the foundation for economic recovery.

One event of significant importance to AmSouth was the hiring of Joseph T. Keating as chief investment officer for AIMCO, investment advisor to the AmSouth Funds. Mr. Keating joins us from Fifth Third Bancorp in Cincinnati, where he was chief market strategist and chief fixed-income officer. With decades of investment management experience and a national reputation in the investment advisory arena, Mr. Keating will play an instrumental role in AmSouth's continuing drive to excellence. This is the first fund report to shareholders since Mr. Keating joined the AmSouth team.

After months of declines, the economy began to climb out of a recession

To many observers, the events of September 11 were responsible for plunging the U.S. economy into recession. In truth, the recession began in March 2001 and what we saw in the weeks following the terrorist attacks was simply the most painful manifestations of an economy in decline. Curiously, the aftermath of September 11 might have brought about the very bottom of the recession, a necessary base from which the economy might begin to produce new growth.

Indeed, in recent weeks we have been pleased to see fresh evidence that the economy is emerging from recession, perhaps even sooner than anticipated. The data has been encouraging:

.. Real Gross Domestic Product/1/ annualized growth in the fourth calendar quarter of 2001 was 1.4%, not a robust figure, but much higher than the 1.0-1.5% annualized decline that many economists expected.

.. Consumer and government spending has picked up. Over the last year, the American consumer has kept this economy afloat, protecting it from even more dire straits.

.. Non-farm productivity rose a surprising 5.2% in the fourth quarter of 2001.
  This statistic indicates that the productivity gains of the 1990s may be more persistent and constructive than some observers believed.

.. The jobless rate fell to a four-month low of 5.5% in February. A strong labor market will be essential to fueling an economic recovery.

Such data leads us to believe that the recession of 2001 could turn out to be one of the mildest on record. Another positive factor is an inventory decline in many sectors, meaning that companies will have to resume industrial production in the coming months, which would spur economic activity.

All the same, we maintain our view that the recovery will not be especially robust. There is not a great deal of pent-up demand for consumer durable goods. Unlike in other recessions, motor vehicle sales and housing sales remained steady, which does not bode well for a vigorous cyclical rebound in 2002.

Stocks were pushed and pulled by political events and market forces

It was a tumultuous period for stocks. The market decline that began in March 2000 continued its downward spiral, which was exacerbated by the deep uncertainty following the terrorist attacks. However, as often occurs, the markets confounded investors' expectations. After reaching a low on Sept. 21, stocks shot up dramatically. From Sept. 21 to the end of our reporting period, the Standard & Poor's 500 Stock Index/2/ rose 17.0%, while the Nasdaq Composite Index/3/ shot up 35.9%.

Part of the rally probably was due to the fact that stock prices had fallen so far, they were due for a rebound. But more profoundly, the market could have been anticipating the economic recovery that we now see underway. Historically, stocks "anticipate" significant changes in the economy six to nine months before they take place.

Still, it must be noted that for the six-month period as a whole, the S&P 500 Index posted a loss of just over 6%.

Looking ahead, we are encouraged by the Federal Reserve Board's (the "Fed") statement in late January. "Signs that weakness in demand is abating, and that economic activity is beginning to firm, have become more prevalent," the Fed wrote, adding that ". . . the outlook for economic recovery has become more promising." At the same time, the Fed warned that it still sees signs of weakness, which we take to mean that Mr. Greenspan and company have no plans to reverse course anytime soon and raise the Fed Funds rate, which is at a 40-year low of 1.75%.

With low interest rates and relatively benign inflation in the foreseeable future, we believe the equity markets will have the wind at their backs. But while we feel that economic improvement will be positive for common stocks this year, a more subdued pace of recovery should moderate the rise in stock prices.

Bonds flattened after a long run of outperformance

Beginning in January 2001, the Fed loosened credit through a series of 11 interest-rate cuts. While those cuts continued into our most recent reporting period, it appears to us that the Fed likely is done with its easing cycle. A cessation in such cuts would remove a key factor that has been positive for fixed-income securities for more than a year.

Going forward, we look for the yield curve to continue to flatten, with yields on shorter-maturity instruments rising more than yields on longer-maturity securities. In effect, the shorter end of the yield curve should rise to approach the intermediate and long segments of the curve, thus flattening the overall curve.

The end result will be to put some pressure on bond prices (as bond yields rise, prices fall). Under these circumstances, it appears to us that over the next six to 12 months, stocks offer more attractive opportunities for total return than do fixed-income securities.

Regardless of short-term developments, however, we will continue to take a long-term view toward all of our investments. And we look forward to serving your financial needs in the months and years ahead.

Sincerely,

/s/ J. David Huber

J. David Huber
Chairman
AmSouth Mutual Funds

/s/ Joseph T. Keating

Joseph T. Keating
Chief Investment Officer
AmSouth Asset Management


/1/ The Gross Domestic Product (GDP) is the measure of market value of the goods and services produced by labor and property in the Unites States. The GDP consists of consumer and government purchases, private domestic investment, and net exports of goods and services.
/2/ The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole.
/3/ The Nasdaq Composite Index is a market capitalization price-only index that racks the performance of domestic common stocks traded on the regular NASDAQ market as well as the National Market System-traded foreign common stocks and ADR's.


Investments in the Funds are neither guaranteed by, nor obligations of, AmSouth Bank or any other bank and are not insured by the FDIC or any other government agency. Investment in mutual funds involves risk, including the possible loss of principal. This material must be preceded or accompanied by a current prospectus.

  AMSOUTH VALUE FUND

PORTFOLIO MANAGER
                                                  PORTFOLIO MANAGERS' PERSPECTIVE
Richard H. Calvert, CFA
Vice President                                    "The AmSouth Value Fund uses a 'value investing' approach. Rather
AmSouth Bank                                      than pursue hot stocks that are in high demand, we search for solid
AmSouth Investment Management Company, LLC        companies with good fundamentals that are available at attractive prices. By adhering to this investment approach through entire market
Richard has been a portfolio manager and analyst  cycles, we seek to achieve above average long-term results with less
for more than seven years. He is a member of      volatility than the overall market."
AmSouth Bank's value strategy group and the asset
allocation committee. He holds a B.S. in
economics.

Q&A


Q. How did the Fund perform during the period?

A. For the six months ended January 31, 2002, the AmSouth Value Fund produced a total return of -5.68% (Class A Shares at NAV)./1/ In comparison, the S&P 500 Stock Index returned -6.01%, while the Lipper Multi-Cap Value Index/2/ produced a -3.94% return.

Q. What factors affected your performance?

A. During most of the period's first two months, value stocks did relatively well, as investors steered clear of most growth names. The events of September 11 battered the market even further, until stocks hit bottom on September 21 and then shortly after launched a strong recovery. During the last calendar quarter of 2001, investors returned to growth stocks, the type of technology companies we believed to be overvalued. Consequently, the Fund's relative performance was stronger at the beginning of the period than in the second half.

Among other actions, we added to our holdings in the utility and property-casualty sectors. We also looked to pick up attractively-valued stocks that had been beaten down in the days after the terrorist attacks: companies such as Hilton Hotels Corp. (2.38% of net assets) and Cendant Corporation (1.47%).*

In addition, we sold a significant portion of our technology holdings. While we were overweighted in technology at the beginning of the period, we ended January 2002 with roughly 14.5% of the portfolio invested in technology stocks, while slightly more than 16% of the S&P 500 Index represented technology stocks. Some of the tech holdings we pruned from the Fund had appreciated sharply in the last year, and we felt they no longer offered compelling valuations.

As of January 31, 2002, the Fund's top five holdings were Valero Energy Corp. (4.11%), Washington Mutual, Inc. (3.41%), St. Paul Cos., Inc. (3.28%), Chubb Corp. (2.76%) and Mirant Corp. (2.64%).*

Q. What is your outlook for the next six to 12 months?

A. We are stock pickers, not market timers. We do not base our investment decisions on a macro view of the market's future direction. We believe we are back in a time when individual stock valuations are more important to investors than they were during the 1990s. In a market characterized by volatility, buying fairly-valued or undervalued stocks, and reducing volatility, could help us outperform our benchmarks.


/1/ With the maximum sales charge of 5.50%, the Fund's six month, 1 Year, 5
    Year and 10 Year returns were -10.89%, -7.90%, 9.76% and 12.20%, respectively. The total returns less than one year are aggregate returns, total returns over one year are annualized.

/2/ The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services.

/3/ The Lipper Multi-Cap Value Funds Index consist of managed mutual funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time.

    Investors cannot invest directly in an index, although they can invest in its underlying funds or securities.

*   The Fund's portfolio composition is subject to change.


Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                            AMSOUTH GROWTH FUND

PORTFOLIO MANAGER
                                                  PORTFOLIO MANAGER'S PERSEPECTIVE
Dennis A. Johnson, CFA
President and Chief Investment Officer,           "The AmSouth Growth Fund uses a well-defined and rigorously proven
Peachtree Asset Management (sub-advisor)          investment process to select domestic large-capitalization growth stocks. We buy companies we feel can sustain above-average
Dennis has a B.S. in economics and an M.S. in     growth in operating earnings per share. We sell a stock when we
finance. His 20 years of investment experience    feel it is overvalued orwhen it experiences sustained deterioration are backed by an investment team with an average  in its earnings or fundamentals."
of nine years of experience.


Q&A


Q. How did the Fund perform during the period?

A. For the six months ended January 31, 2002, the AmSouth Growth Fund produced a total return of -8.91% (Class A Shares at NAV)./1/ In comparison, the S&P 500 Stock Index/2/ produced a -6.01% return.

Q. What factors affected your performance?

A. Our main reason for underperforming our benchmark was due to a very difficult environment in the month of September. Going into September, the portfolio was positioned with above-average weighting in technology, financial and consumer cyclical stocks, and these sectors had a particularly rough time following the events of September 11. In turn, so did the Fund.

While we had our highest sector weightings in technology, financials, and consumer cyclicals, we were also well diversified within those sectors. Two elements that all of the companies we own in these sectors have in common are a cyclical recovery taking place in their earnings and attractive stock valuations. While we are disappointed that our total return during the last six months was below our benchmarks, we have not abandoned those stocks that we believe offer the best opportunities for outperforming our benchmark.

As of January 31, 2002, the Fund's top five holdings were SouthTrust Corp. (2.92% of net assets); Bank of America Corp. (2.75%); Intuit, Inc. (2.73%); Dial Corp. (2.71%); and General Motors Corp. (2.55%).*

Q. What is your outlook for the next six to 12 months?

A. Looking ahead, we believe the economy will continue to move toward a recovery, and generating higher growth than what is widely believed by many observers. We feel that this stronger-than-expected economic backdrop will create business trends that are constructive for corporate earnings. Therefore, if the greatest effect is on the earnings of cyclical companies, we feel the stocks in our portfolio should do particularly well.




/1/ With the maximum sales charge of 5.50%, the Fund's six month, 1 Year and Since Inception returns were -13.94%, -34.19% and -2.14%, respectively. The total returns less than one year are aggregate returns, total returns over one year are annualized.

/2/ The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services.

    Investors cannot invest directly in an index, although they can invest in its underlying funds or securities.

*   The Fund's portfolio composition is subject to change.


Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  AMSOUTH CAPITAL GROWTH FUND

PORTFOLIO MANAGER
                                                  PORTFOLIO MANAGER'S PERSPECTIVE
Charles E. Winger, Sr., CFA
Senior Vice President                             "As a growth-oriented fund, the Capital Growth Fund focuses
AmSouth Bank                                      on industry leaders with high earnings per share. We
AmSouth Investment Management Company, LLC        generally look for annual earnings growth of 15% or higher.
                                                  After identifying strong themes, such as technology or health
Charley has more than 30 years of investment      care, we select companies that have financial strength, good
management experience. He earned a Chartered      return on equity, reasonable debt-to-equity ratios and strong
Financial Analyst designation and holds his       revenue growth. We apply sell discipline through price targets
M.B.A. and a B.A. in psychology from the          and downside alerts."
University of Tennessee.


Q&A

Q. How did the Fund perform during the period?

A. For the six months ended January 31, 2002, the AmSouth Capital Growth Fund's total return was -5.16% (Class A Shares at NAV)./1/ In comparison, the Lipper Growth Fund Index/2/ produced a -7.99% return, and the S&P 500 Stock Index/3/ returned -6.01%.

Q. What factors affected your performance?

A. We were satisfied with our performance for the six-month period, and especially with the Fund's 11.59% (Class A Shares at NAV)/1/ total return over the last three months.

What helped us during the latter half of the period was the strong rally in the technology and retail sectors, both of which dramatically outperformed the overall market. We were substantially overweighted in both groups. We began the period with large technology and retail allocations because we felt confident that these areas would lead an economic recovery. In addition, American corporations had not upgraded their technology resources in quite some time and we felt that renewed capital spending in technology hardware and systems was imminent.

Not surprisingly, of the Fund's top-10 winners for the period, five were in the technology sector and five were in retail. These stocks included Emulex Corp. (0.59% of net assets); Network Appliance, Inc. (0.59%); L-3 Communications Holdings, Inc. (2.13%); Qlogic Corp. (0.70%), Staples, Inc. (0.44%); Lowe's Companies, Inc. (2.50%); and Chico's FAS, Inc. (1.72%).*

Nevertheless, in January, we began taking profits in technology stocks, as it appeared to us that the sector was overvalued.

As of January 31, 2002, the Fund's top five holdings were SYSCO Corp. (2.79% of net assets); Stryker Corp. (2.72%); Pfizer, Inc. (2.66%); Forest Laboratories, Inc. (2.65%); and Cardinal Health, Inc. (2.63%).*

Q. What is your outlook for the next six to 12 months?

A. Looking ahead, we are optimistic about the stock market. We believe the pullback in the market we have seen since the beginning of 2002 is due in large part to concern over accounting irregularities in Enron and other companies. The market is adjusting, downward, the price-to-earnings ratios of those companies with questionable accounting practices or balance sheets. However, we do not anticipate a sharper correction in the broader market. We believe we are in an economic recovery and we feel the stock market will resume its positive advance in the second half of 2002.




/1/ With the maximum sales charge of 5.50%, the Fund's three-month, six-month, 1 Year, 5 Year and 10 year returns were 5.42%, -10.36%, -26.06%, 7.99% and
    10.76%, respectively. The total returns less than one year are aggregate returns, total returns over one year are annualized.

/2/ The Lipper Growth Funds Index consists of managed mutual funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

/3/ The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services.

    Investors cannot invest directly in an index, although they can invest in its underlying funds or securities.

*   The Fund's portfolio composition is subject to change.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                         AMSOUTH LARGE CAP FUND

PORTFOLIO MANAGER
                                                  PORTFOLIO MANAGER'S PERSPECTIVE
Ronald E. Lindquist
Senior Vice President                             "The AmSouth Large Cap Fund is managed in a classic large-
AmSouth Bank                                      cap growth style. Our goal is to outperform the S&P 500 over
AmSouth Investment Management Company, LLC        multiple market cycles. We look for industry leaders that have relatively predictable 3-to-5-year earnings streams. We select
Ron has more than 30 years of investment          large-company stocks with superior earnings rates and
management experience. He has a master's degree   appropriate price/earnings ratios. We sell when a stock's
in management from Florida International          relative price/earnings levels are well in excess of the market or
University and a B.S. in finance from Florida     when a significant earnings stream deterioration is in forecast."
State University.

Q&A


Q. How did the Fund perform during the period?

A. For the six months ended January 31, 2002, the Fund's total return was -2.06% (Class A Shares at NAV)/1/. In comparison, the S&P 500 Index/2/ produced a -6.01% return.

Q. What factors affected your performance?

A. In a difficult environment, we were relatively successful in preserving shareholder value, as we outperformed our index in a down market. Our performance across the index's sectors was markedly consistent. We did not dramatically outperform or underperform in any significant area, except among our hard-hit financial stocks--which, fortunately, represented a very small weighting in our portfolio. Yet, in most sectors, we did modestly better than the S&P 500.

Our best performance was in such sectors as consumer cyclicals and consumer staples, which together represented approximately 30% of the portfolio. Individual stocks that produced strong returns for us included Gillette Co., (1.13%), which rose 19%; Procter & Gamble Co. (1.13%), which gained approximately 15%; and Clorox Corp. (0.69%), up 9%. When we look at these stocks, we see that they are fundamentally strong companies engaged in basic businesses; they are not at all the "hot," in-vogue names that dominated the market several years ago.*

Nonetheless, we also had some success in the technology arena, with such holdings as Network Appliance, Inc. (0.91%), which rose 44%, though much of that gain was a recovery from very sharp lows in the preceding period. Another tech winner was Intel Corp. (1.78%), up more than 17%.*

As of January 31, 2002, the Fund's top five holdings were IBM Corp. (3.66% of net assets); Wal-Mart Stores, Inc. (3.05%); Merck & Co., Inc. (3.0%); Home Depot, Inc. (2.97%); and Applied Materials, Inc. (2.96%).*

Q. What is your outlook for the next six to 12 months?

A. While we believe it is not likely that the economy will grow at the rapid rate of the late 1990s, we feel the recession will end soon and economic activity will likely resume an expanding posture. Under this scenario, the stock market should react quite positively. With this outlook in mind, we recently added significantly to our small positions in Motorola, Inc. (0.56%) and Tellabs, Inc. (0.79%); and more modestly boosted our slightly larger holdings in Hewlett-Packard Co. (2.06%) and Sun Microsystems, Inc. (0.91%). On the other side of the ledger, we modestly reduced a number of our positions including those in Amgen, Inc. (1.41%), Cardinal Health (1.12%), Abbott Laboratories, Inc. (2.45%) and Johnson & Johnson (2.93%).*



/1/ With the maximum sales charge of 5.50%, the Fund's six-month, 1 Year, 5
    Year and Since Inception returns were -7.47%, -17.30%, 11.43%, and 13.37%, respectively.

/2/ The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services.

    Investors cannot invest directly in an index, although they can invest in its underlying funds or securities.

*   The Fund's portfolio composition is subject to change.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  AMSOUTH MID CAP FUND

PORTFOLIO MANAGERS
                                                  PORTFOLIO MANAGER'S PERSPECTIVE
Van Schreiber, Chief Portfolio Manager
Bennett Lawrence Management, LLC (sub-advisor)    "The AmSouth Mid Cap Fund uses a two-step investment
                                                  process. First, we identify major demand trends that present
Van has 35 years of investment management         powerful investment opportunities. Then, we select companies
experience. He holds an M.B.A. from New York      that are best positioned to benefit from these trends. Before
University and an undergraduate degree from       a company is selected, our analysts conduct extensive
Williams College.                                 analysis of the business and its associated risks. The outcome of this process is a portfolio invested in a relatively small number of highly profitable companies."

Q&A

Q. How did the Fund perform during the period?

A. For the six months ended January 31, 2002, the Fund's total return was -8.13% (Class A Shares at NAV)./1/ In comparison, the Russell MidCap(R) Growth Index/2/ posted a -4.82% return.

Q. What factors affected your performance?

A. We underperformed our benchmark primarily for two reasons: an underweighting in technology companies (for most of the period) and an above-average allocation to cash. Although technology stocks fell drastically in the days after the terrorist attacks, they staged a furious comeback in the last calendar quarter of 2001. Our relative underweighting in technology hurt the Fund's performance. As for our cash holdings, they helped our relative performance for the first three months of the period, but they dampened returns during the market's broad recovery in the period's latter half.

For most of the last two years, the valuations of technology companies have been falling. Entering the period that began in August 2001, we reassessed our technology holdings, which were primarily software companies, and we became less comfortable with the companies' prospects--given that the recession was becoming more severe. Therefore, we reduced our technology weighting even further in August and September, putting cash on the sidelines as we waited for better opportunities to present themselves.

As it turned out, being in cash was the right move in August and September. Nevertheless, when the market recovered sharply, starting on September 21 and continuing through October, November, and December, we felt the after effect.

At its high point during the last six months, our cash position equaled roughly 20% of the Fund's assets. By the end of the period, we had reduced short term instruments and cash holdings to just 6.7%.*

As of January 31, 2002, the Fund's top five holdings were L-3 Communications Holdings, Inc. (5.39% of net assets); Internet Security Systems, Inc. (4.03%); Affiliated Computer Services (4.02%); Apollo Group, Inc. (3.80%); and Anthem, Inc. (3.78%).*

Q. What is your outlook for the next six to 12 months?

A. We believe that the economy will improve as 2002 progresses. We feel that corporate profits will come in ahead of expectations, due to the improving economy and the cost-cutting initiatives that many companies put in place over the last 18 months. Positive earnings surprises will be an essential psychological ingredient that could pull back into the stock market some of the $2 trillion now sitting in money-market accounts. With this outlook in mind, we have reduced our cash level and bought several technology companies whose earnings prospects we feel are very attractive.



/1/ With the maximum sales charge of 5.50%, the Fund's six-month, 1 Year and Since Inception returns were -13.17%, -28.79% and 1.70%, respectively. The total returns less than one year are aggregate returns, total returns over one year annualized.

/2/ The Russell MidCap(R) Growth Index, an unmanaged index representative of the performance of a basket of more than 430 mid-cap growth stocks. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services.

    Investors cannot invest directly in an index, although they can invest in its underlying funds or securities.

*   The Fund's portfolio composition is subject to change

                                                        AMSOUTH SMALL CAP FUND+

PORTFOLIO MANAGER
                                                  PORTFOLIO MANAGER'S PERSPECTIVE
Dean McQuiddy, CFA
Managing Partner and Director of Equity           "For the AmSouth Small Cap Fund, we use a disciplined
Investments                                       investment process to identify 60 to 80 fundamentally
Sawgrass Asset Management, LLC (sub-advisor)      attractive small companies that share certain attributes:
                                                  above-market sales and earnings growth, increasing estimates
Dean McQuiddy, sub-advisor to the AmSouth Small   of future earnings and reasonable valuations. We aim to buy
Cap Fund, has 19 years of experience in           these companies in the early stages of their growth--before
investment management and a B.S. in finance. He   their stocks get overvalued in the marketplace."
created and managed the small-cap growth product
at Barnett Capital Advisors for 11 years.

Q&A


Q. How did the Fund perform during the period?

A. For the six months ended January 31, 2002, the Fund produced a total return of --15.22% (Class A Shares at NAV)./1/ In comparison, the Russell 2000 Growth Index/2/ returned -4.33%.

Q. What factors affected your performance?

A. This was a difficult and volatile period for the Fund. The first two months of the period, August and September, marked the tail end of a dramatic bear market that began in March 2000. During that time, for example, the average technology stock lost more than 70% of its value. Then, shortly after the market hit bottom at the end of last September, stocks turned around and shot up very aggressively in the fourth calendar quarter of 2001.

The most significant reason for our underperformance was we did not own as many of those aggressive growth stocks that rose so sharply during the market's recovery. We felt that inconsistent earnings growth, negative earnings revisions, and weak balance sheets hampered many of these companies. We do not feel it is appropriate to invest in companies we consider to be unreasonably valued and somewhat speculative. Nevertheless, these were the types of stocks that bounced most dramatically off the market's lows and the Fund's relative performance suffered from not owning many of these aggressive names.

While we were underweighted in many of the technology areas that performed so well during the last quarter of 2001, we were overweighted in defensive stocks--those with consistent earnings growth--with a large allocation to the health care sector. However, with the massive rotation away from health care and into technology, many of our health care holdings declined in value, although there was no change in the companies' underlying fundamentals.

As of January 31, 2002, the Fund's top five holdings were Henry Schein, Inc. (3.09% of net assets); O'Reilly Automotive, Inc. (2.89%); Direct Focus, Inc. (2.75%); Regis Corp. (2.69%); and Copart, Inc. (2.57%).*

Q. What is your outlook for the next six to 12 months?

A. We are very optimistic about our sector of the market. Historically, small-cap companies tend to outperform large caps when the Fed is as accommodating, lowering interest rates as they have been over the last year. In addition, coming out of bear markets precipitated by recessions, smaller companies have, in the past, led the charge. We believe that the stocks we own, with their high growth profile, should do well in the months ahead.



+ Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

/1/ With the maximum sales charge of 5.50%, the Fund's six-month, 1 year and Since Inception returns were -19.89%, -26.10% and -2.59%, respectively. The total returns less than one year are aggregate returns, total returns over one year are annualized.

/2/ The Russell 2000/ Growth Index, an unmanaged index generally representative of domestically traded common stocks of small to mid-sized companies. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. /

    Investors cannot invest directly in an index, although they can invest in its underlying funds or securities.

*   The Fund's portfolio composition is subject to change.

  AMSOUTH EQUITY INCOME FUND

PORTFOLIO MANAGER                                     PORTFOLIO MANAGER'S PERSPECTIVE

Christopher Wiles, CFA                                "With the AmSouth Equity Income Fund, we try to reduce
President and Chief Investment Officer                risk through a disciplined portfolio construction limited, under
Rockhaven Asset Management, LLC (sub-advisor)         normal conditions, to 50 stocks. Then we select the most
                                                      attractive securities on a risk/reward basis in each sector.
Chris has more than 15 years of investment            Rather than trying to time the market or guess which sector
management experience and holds an M.B.A. and a       may offer the greatest return, we put our emphasis on
bachelor's degree in finance. Previously, he was      investing in what we believe are the best-yielding, best
affiliated with Federated Investments and Mellon      dividend-growing securities, sector by sector."
Bank.

Q&A

Q. How did the Fund perform during the period?

A. For the six months ended January 31, 2002, the Fund's total return was -1.60% (Class A Shares at NAV)./1/ In comparison, the S&P 500 Stock Index returned -6.01%, and the Lipper Equity Income Fund Index/2/ posted a -4.11% return for the period.

Q. What factors affected your performance?

A. The key objective of this Fund is to perform in line with the S&P 500 Index, with less risk and more income. As for our peer group, the Lipper Equity Income category, we run our Fund differently from other equity income funds. We want to have exposure in every market sector, while choosing what we believe to be stocks that could potentially offer both above-average yields and total returns. This strategy served us particularly well over the last six months, especially since larger-cap growth stocks which we target perhaps more than the average equity income fund--did so well during the last calendar quarter of 2001.

Specifically, some judicious stock selection enabled us to again outperform our primary benchmark. Some bright spots among our holdings included health care names such as Johnson & Johnson (2.09% of net assets) and Abbott Laboratories (2.36%), both of which were strong performers for us. We also benefited from holdings in the retail sector, including Costco Co. (2.98%), which has been one of our core holdings for years and Johnson Controls, Inc. (1.46%).*

As of January 31, 2002, the Fund's top five holdings were L-3 Communications, Inc. convertible bond (3.41% of net assets); Costco Co., convertible bond (2.98%); Citigroup, Inc. (2.91%); Omnicom Group, Inc. (2.63%); and Ball Corp. (2.58%).*

Q. What is your outlook for the next six to 12 months?

A. We are clearly seeing signs of an economic recovery, and we believe will probably continue into the second half of 2002. On the negative side, we still see the unwinding of the speculative bubble period of the 1990s. Many companies are discovering that the capital markets are not too friendly when it comes to restructuring debt, which we feel could lead to more companies going bankrupt. As for our Fund, we will continue to focus on companies with unassailable balance sheets and income statements. This strategy is something we feel will should help the Fund do well this year, regardless of whether the market takes off or remains in a narrow trading range.



/1/ With the maximum sales charge of 5.50%, the Fund's six-month, 1 Year and Since Inception returns were -7.03%, -18.74% and 7.02%, respectively. The total returns less than one year are aggregate returns, total returns over one year are annualized.

/2/ The Lipper Equity Income Funds Index is comprised of managed mutual funds that seek relatively high current income and growth of income through investing 65% or more of their portfolio in dividend-paying equity securities.

/3/ The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services.

    Investors cannot invest directly in an index, although they can invest in its underlying funds or securities.

*   The Fund's portfolio composition is subject to change.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                          AMSOUTH BALANCED FUND

PORTFOLIO MANAGERS                                   PORTFOLIO MANAGERS' PERSPECTIVE

Richard H. Calvert, CFA, Vice President              "The AmSouth Balanced Fund is a diversified fund that offers
John P. Boston, CFA, Senior Vice President           investors a simple and easy way to balance their investments
AmSouth Bank                                         in stocks as well as in bonds. Within our equity component,
AmSouth Investment Management Company, LLC           we follow a value strategy, seeking to buy solid companies at attractive prices. We also assess market opportunities to
Richard has been a portfolio manager and analyst     allocate assets where we feel they have the best prospects
for more than seven years. He is a member of         for risk-adjusted returns."
AmSouth Bank's value strategy group and the asset
allocation committee. Richard also manages the
AmSouth Value Fund. He holds a B.S. in economics.

John manages the AmSouth Government Income Fund, the Limited Term Bond Fund and co-manages the AmSouth Bond Fund. He has more than 10 years of experience as a fixed-income manager. He holds a bachelor's degree in finance and political science.

Q&A

Q. How did the Fund perform during the period?

A. For the six months ended January 31, 2002, the AmSouth Balanced Fund produced a total return of 0.18% (Class A Shares at NAV)./1/ In comparison, the S&P 500 Stock Index/2/, the Lehman Brothers Government/Credit Bond Index/2/ and the Lipper Balanced Fund Index/3/ posted total returns of -6.01%, 3.03% and -2.38%, respectively.

Q. What factors affected your performance?

A. In a tough market environment, we feel we did a good job of preserving shareholders' capital, outperforming the S&P 500 Index and our Lipper benchmark in the process.

A critical component of our portfolio management is determining the appropriate mix of assets among stocks, bonds, and cash instruments. Early in 2001, the portfolio was heavily weighted toward fixed-income securities. We felt that interest rates were poised to fall, while stocks in general looked overvalued. When the Fed continued its easing bias, bond prices, rose and our fixed-income overweighting added to the Fund's total return. At the same time, our underweighting in stocks proved a good move, as equities fell steadily into late September. It was only after the events of September 11 were behind us, that stocks staged a rally.

Substantial portions of the Fund's equity holdings are invested in financial stocks, mostly in property-casualty companies. What we like about P&C stocks is that they offer strong return potential over the long run, as carriers are able to increase the prices they charge policyholders. These stocks did take a sharp hit in September, but just a month after the terrorist attacks, most of our insurance holdings had regained all of their lost ground, and then some.

On the fixed-income side, we made few changes to the maturity structure of our portfolio, positioning ourselves for an environment in which economic growth returned at least modestly. As for sector weightings, we did begin to reduce our exposure to Treasury securities, while increasing our allocation to corporate bonds. We felt that corporate issues would produce higher returns than Treasuries, because, we do not expect further declines in interest rates. We also minimized our cash investments, which helped the Fund's performance.

As of January 31, 2002, the Fund's top five equity holdings were Washington Mutual, Inc. (2.03% of net assets); St. Paul Cos., Inc. (1.69%); Engelhard Corp. (1.58%); Sunoco, Inc. (1.58%); and ChevronTexaco Corp. (1.55%).*

As of January 31, 2002, the fixed-income securities within the Fund maintained an average credit quality of AAA, with an average maturity of 7.4 years. Approximately 49% of the Fund's assets was invested in stocks, with 49% invested in bonds and 2% in money market funds.*

Q. What is your outlook for the next six to 12 months?

A. We still see quite a bit of risk in the stock market, which is why we are comfortable keeping nearly half of the Fund's assets out of stocks and in fixed-income securities. We would have to see equity valuations improve significantly before we would commit more of our assets to stocks.


/1/ With the maximum sales charge of 5.50%, the Fund's six-month, 1 Year, 5
    Year and 10 Year returns were -5.36%, -2.70%, 8.06%, and 9.69%, respectively. The total returns less than one year are aggregate returns, total returns over one year are annualized.

/2/ The S&P 500 Stock Index and the Lehman Brothers Government/Credit Bond
    Index are unmanaged indices generally representative of the U.S. stock market as a whole and long-term government and corporate bonds. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services.

/3/ The Lipper Balanced Funds Index consists of mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

    Investors cannot invest directly in an index, although they can invest in its underlying funds or securities.

*   The Fund's portfolio composition is subject to change.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  AMSOUTH SELECT EQUITY FUND

PORTFOLIO MANAGERS
                                                                     PORTFOLIO MANAGER'S PERSPECTIVE
Neil Wright, President and Chief Investment Officer
Janna Sampson, Director of Portfolio Management                      "Our goal in managing the AmSouth Select Equity Fund is
Peter Jankovskis, Director of Research                               to outperform the S&P 500 over a complete market cycle
OakBrook Investments, LLC (sub-advisor)                              while experiencing less volatility than the broad stock
                                                                     market. We look for 20 to 25 leading companies that have
As Portfolio Managers of the AmSouth Select Equity Fund and the      a dominant market position, or a well-known brand name,
AmSouth Enhanced Market Fund, Neil, Janna and Peter have 50 years    yet whose stock price is undervalued. To make this 'growth of combined experience. Neil and Peter have Ph.D.s in economics, and at a reasonable price' strategy work, we use economic
Janna holds an M.A. in economics. They have worked together for the  theory to determine whether a company is likely to recover
past nine years.                                                     its dominant position after a dip. We believe our patient, long-term approach offers excellect defensive protection,
                                                                     which can reduce losses when the market is weak."

Q&A

Q. How did the Fund perform during the period?

A. For the six months ended January 31, 2002, the Fund's total return was 5.08% (Class A Shares at NAV)./1/ In comparison, the S&P 500 Stock Index/2/ produced a -6.01% return.

Q. What factors affected your performance?

A. This was a terrific period for our shareholders, with the Fund producing a positive return while the broader market was down.

There were two components to our outperformance. First, our investment discipline, which leads us to buy the reasonably priced stocks of companies with stable earnings growth--what some investors might call "growth at a reasonable price"--definitely was in favor during the period. When you have a market as volatile as the one we saw during the last six months, safety and stability matter.

The other component of our favorable return was good stock selection. This was a period during which a majority of our holdings did very well; in fact, 12 of the 24 stocks we owned were up more than 10% for the period, while 18 of the 24 stocks outperformed the S&P 500.*

Our biggest winner among stocks we owned for the entire period was H & R Block, Inc. (5.18% of net assets). The company continued to bounce back from a time when investors had misgivings about Block's acquisition of Olde Discount Brokers; the market underestimated Block's ability to turn Olde around and cross-sell brokerage services to existing tax-return customers. Block also is benefiting from the government's tendency to continue to complicate tax law.*

Our most concentrated sector was consumer staples, where we owned such stocks as General Mills, Inc. (6.11%); Gillette Co. (4.41%); H.J. Heinz Co. (4.72%) and Coca-Cola Co. (4.14%). The food sector was a good place to be for much of the period; even in the face of an economic downturn, people have to eat. At the same time, we did not own travel or airline stocks, which took a beating after September 11.*

As of January 31, 2002, the Fund's top five holdings were Sysco Corp. (7.15%), Waste Management, Inc. (6.83%); Automatic Data Processing, Inc. (6.73%); General Mills, Inc. (6.11%); and Pitney Bowes, Inc. (5.69%).*

Q. What is your outlook for the next six to 12 months?

A. We continue to believe that in this market--where reliable accounting has become so important--conservative companies with stable earnings growth will remain attractive. This should benefit the stocks in our portfolio.

At the same time, from what we have read, it seems as if people are expecting a more rapid economic recovery than we are. We do not anticipate a recovery led by business investment. There still is a great deal of excess productive capacity in the country and we do not see companies making huge investments in computers and machinery while this excess capacity exists. Consequently, we expect a slower, gentler recovery this year that will be led by consumer spending. If we are correct, this will also benefit the many consumer-oriented stocks we currently own.


/1/ With the maximum sales charge of 5.50%, the Fund's six-month, 1 Year and Since Inception returns were -0.67%, 4.61%, and 6.15%, respectively. The total returns less than one- year are aggregate returns, total returns over one year are annualized.

/2/ The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services.

    Investors cannot invest directly in an index, although they can invest in its underlying funds or securities.

*   The Fund's portfolio composition is subject to change.


Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                   AMSOUTH ENHANCED MARKET FUND

PORTFOLIO MANAGERS                      PORTFOLIO MANAGERS' PERSPECTIVE

Neil Wright, President and Chief        "Our stock selection strategy for the AmSouth Enhanced
Investment Officer                      Market Fund is fairly conservative, with fund returns having a
Janna Sampson, Director of Portfolio    very close correlation to those of the S&P 500. We try to be
Management                              100% invested and do not try to time the market. Through
Peter Jankovskis, Director of Research  the use of a sophisticated computer model, we attempt to
OakBrook Investments, LLC (sub-advisor) identify and invest in 350 to 425 stocks within the S&P 500 that are starting to experience a widening range of investor
As Portfolio Managers of the AmSouth    expectations. We look to overweight those stocks that we
Enhanced Market Fund and the AmSouth    expect will outperform the overall market."
Select Equity Fund, Neil, Janna and
Peter have 50 years of combined
experience. Neil and Peter have Ph.D.s
in economics, and Janna holds an M.A.
in economics. They have worked together
for the past nine years.

Q&A

Q. How did the Fund perform during the period?

A. For the six months ended January 31, 2002, the Fund's total return was -5.55% (Class A Shares at NAV)./1/ In comparison, the S&P 500 Stock Index/2/ produced a -6.01% return.

Q. What factors affected your performance?

A. It was a tough period for the overall market and for our Fund, although we did modestly outperform our benchmark.

Our style of investing is to own most of the issues in the S&P 500; at the end of the period, we owned 404 of the 500 issues in our benchmark. We attempt to add value by overweighting and underweighting individual stocks, which may then result in modest overweights and underweights of specific sectors. For example, while we own most of the technology names in our benchmark, we try to overweight those companies that our investment model identifies as offering above-average return potential, while underweighting those stocks our model expects to underperform.

The Fund benefited from a strong resurgence in stock prices during the fourth quarter of 2001. After the market hit a low on September 21, investors rallied around American companies, seeing buying opportunities in many sectors. The Fund was overweighted in the technology sector, and as investors again were attracted to tech companies, our holdings gained significantly. Being underweighted in consumer staples stocks also worked to our advantage, as that particular sector lagged during the latter half of 2001.

At the end of the period, we had a significant amount of cash on hand. However, we are not market-timers; we believe in putting your money to work as soon as possible. Therefore, we covered our cash positions with S&P 500 Index futures.

As of January 31, 2002, the Fund's top five holdings were Microsoft Corp. (3.44% of net assets); General Electric Co. (3.13%); Pfizer, Inc. (2.67%); Exxon Mobil Corp. (2.52%) and Intel Corp. (2.45%).*

Q. What is your outlook for the next six to 12 months?

A. We believe the market will be quite volatile in the near term. In addition, from what we have read, it seems as if people are expecting a more rapid economic recovery than we are. We do not anticipate a recovery led by business investment. There still is a great deal of excess productive capacity in the country and we do not anticipate most companies will make huge investments in computers and machinery while this excess capacity exists. Consequently, we expect a slower, gentler recovery that will be led by consumer spending. On the plus side, the long market downturn has reigned in many of investors' unreasonable expectations about market returns. As expectations have become more reasonable, we feel this Fund should do well, because stocks whose earnings expectations are growing tend to outperform the market.



/1/ With the maximum sales charge of 5.50%, the Fund's six-month, 1 Year and Since Inception returns were -10.71%, -20.79%, and 4.64%, respectively. The total returns less than one year are aggregate returns, total returns over one year are annualized.

/2/ The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services.

    Investors cannot invest directly in an index, although they can invest in its underlying funds or securities.

*   The Fund's portfolio composition is subject to change.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  AMSOUTH INTERNATIONAL EQUITY FUND+

PORTFOLIO MANAGERS
                                                  PORTFOLIO MANAGERS' PERSPECTIVE
Herbert Gullquist, Chief Investment Officer
John Reinsberg, Managing Director                 "The AmSouth International Equity Fund selects undervalued
International Equity Management                   companies in global markets, primarily in Europe and the
Lazard Asset Management (sub-advisor)             Pacific Basin. Our team of global analysts uses fundamental research to assess the strengths and weaknesses of
Herbert and John have 37 years and 17 years of    individual companies and their competitors, applying both
investment experience, respectively. Herbert has  quantitative and qualitative reviews. We seek to manage
a B.A. from Northwestern University. John holds   portfolio risk through security, market, country and regional
an M.B.A. from Columbia University and a B.A.     diversifications. We maintain a strict discipline of selling
from the University of Pennsylvania.              stocks when they reach our valuation targets."

Q&A

Q. How did the Fund perform during the period?

A. For the six months ended January 31, 2002, the Fund's total return was -13.80% (Class A Shares at NAV)./1/ In comparison, the Morgan Stanley Capital International Europe, Australiasia and Far East Index(R) (MSCI EAFE) posted a -11.28% return.

Q. What factors affected your performance?

A. Global markets have been in the grip of a bear market for nearly two years. In this environment, it is very difficult to avoid the downdraft of negative sentiment that can depress the prices of good stocks as well as bad ones.

Of course, the events of September 11, and its aftermath, produced stock-market developments that were totally unpredictable. For example, in the months prior to September, pharmaceutical stocks had performed strongly, and we had taken profits, as valuations became less attractive. In the wake of the terrorist attacks, investors concerned about global economic decline favored pharmaceutical companies, which were viewed as a source of stable earnings. Our underweighting in this sector cost us some relative performance.

At the same time, we went into September with an overweighting in financial stocks, which we considered attractively valued. It was no great surprise, however, that the catastrophic insurance claims against financial companies resulting from the terrorist attacks brought about a sharp sell-off in the stocks of insurance companies and banks. Our overweighting in the financial sector was also a drag on Fund performance.

On a positive note, during the period we sold a number of Japanese companies which, despite their stated intentions to restructure and increase profitability, failed to deliver improving financial returns and hurt Fund performance. This change began to have a positive impact on the Fund's performance toward the end of the period.

As of January 31, 2002, 14.7% of the Fund's net assets were invested in the Netherlands; 16.7% in the United Kingdom; 13.1% in Japan; 10.2% in France; 7.1% in Italy; 5.7% in Switzerland; 4.8% in Germany; 3.1% in Spain; 2.0% in Australia; and 1.9% in Ireland. The remaining 20.8% of assets was diversified across a number of developed and emerging countries.*

Also, as of January 31, the portfolio's top five holdings were Novartis AG (2.83% of net assets), ENI Spa (2.69%), HSBC Holdings PLC (2.69%), Toyota Motor Corp. (2.61%) and TotalFina ELF S.A. (2.60%).*

Q. What is your outlook for the next six to 12 months?

A. Approximately 80% of the portfolio is invested in Europe. Based on our valuation methodology, European stocks are attractively valued, especially relative to U.S. companies. At the same time, the Euro is significantly undervalued in terms of purchasing power versus the U.S. dollar. A strengthening Euro would help non-U.S. equity returns for dollar-based investors.*

In the last months of 2001, we shifted capital out of companies engaged in major restructuring and into companies offering a more consistent history of financial productivity in a variety of economic environments. Recent portfolio additions include pharmaceutical giant GlaxoSmithKline (1.78%); Swiss financial services conglomerate UBS AG (1.26%) and two tobacco manufacturers which have produced consistently strong returns, Altadis S.A. (0.99%) and Imperial Tobacco Group PLC (0.97%). We feel that, as the global economy emerges from a recession, holdings such as these will position the Fund to take advantage of an investment climate that is more conducive to our relative value style.*


+   International investing involves increased risk and volatility.

/1/ With the maximum sales charge of 5.50%, the Fund's six-month, 1 Year and Since Inception returns were -18.52%, -31.89%, and -4.58%, respectively. The total returns less than one year are aggregate returns, total returns over one year are annualized.

/2/ The Morgan Stanley Capital International, MSCI (Europe, Australasia and Far
    East) EAFE Index, is unmanaged index that is comprised of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services.

    Investors cannot invest directly in an index, although they can invest in its underlying securities

*   The Fund's portfolio composition is subject to change.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                   AMSOUTH STRATEGIC PORTFOLIOS

AGGRESSIVE GROWTH
GROWTH
GROWTH and INCOME
MODERATE GROWTH and INCOME              PORTFOLIO MANAGERS' PERSPECTIVE

The AmSouth Strategic Portfolios are    "The Funds seek to provide investors with the potential to managed by a team of AmSouth investment achieve a variety of long- and short-term goals, commensurate
managers, including both equity and     with investors' specific time horizons and tolerance for risk.
fixed-income specialists, with more     Each of the four Strategic Portfolios invests in a combination
than 40 years of combined investment    of underlying mutual funds from the AmSouth Fund Family. Based
management experience.                  on each Portfolio's asset-allocation target, the managers
                                        periodically rebalance stock, bond and money-market holdings--
                                        based on analysis of economic and market trends.


Q&A

Q. How did the Funds perform during the period?

A. For the six months ended January 31, 2002, the Funds' total returns and comparative benchmark returns were as follows:

AmSouth Aggressive Growth Portfolio (Class A Shares at NAV)/1/: -5.56%

Lipper Growth Funds Index/2/: -7.99%

AmSouth Growth Portfolio (Class A Shares at NAV)/1/: -3.15%

Lipper Balanced Funds Index/3/: -2.38%

AmSouth Growth and Income Portfolio (Class A Shares at NAV)/1/: -1.56%

Lipper Balanced Funds Index/3/: -2.38%

AmSouth Moderate Growth and Income Portfolio (Class A Shares at NAV)/1/: -0.18%

Lipper Balanced Funds Index/3/: -2.38%

S&P 1500 Index/4/: -5.36%
Merrill Lynch Government/Corporate Master Index/4/: 2.95%
MSCI EAFE Index/4/: -11.28%

Q. What factors affected the Funds' performance?

A. For the full six-month period, most bond sectors continued to outperform the stock market. It was no surprise, however, when our more conservative portfolios-- which are allocated more heavily toward bonds than stocks--did better than our more aggressive portfolios. Given the market environment, the portfolios did exactly as we expected they would, and we were pleased to see the more conservative portfolios outperform the broader stock market.

Starting at the end of July, we began increasing the Funds' equity positions to what we would consider more "neutral" weightings. Up to that point, based on our target allocations for the portfolios, we were relatively overweighted in fixed-income securities. We made these changes due to the sharp pullback in the equity markets, both before and shortly after September 11.

Through the third week of September, our fixed-income holdings helped boost the Funds' performances. After September 21, when the stock market rebounded, our growing level of equity positions added to the Fund's returns.

As of January 31, 2002, the Funds' portfolios were allocated as follows:* Aggressive Growth: 85% stocks, 0% bonds, 15% money market.
Growth: 60% stocks, 24% bonds, 16% money market.
Growth and Income: 50% stocks, 45% bonds, 5% money market.
Moderate Growth and Income: 40% stocks, 55% bonds, 5% money market.

Q. What is your outlook for the next six to 12 months?

A. For 2002, we believe stocks will do better than bonds, though we are not expecting a runaway stock market. Although we sense that the economy is recovering, stock valuations are not, in general, compelling. Nevertheless, with interest rates likely to move higher--which will put pressure on bond prices--and corporate profits looking better than they have in some time, we believe stocks could produce greater returns than fixed-income securities.



+   International investing involves increased risk and volatility.

/1/ With the maximum sales charge of 5.50%, the six-month, 1 year, and Since
    Inception returns were: -10.78%, -8.52%, -6.19%, respectively, for the Aggressive Growth Fund; -5.69%, -16.87% and -12.65%, respectively, for the Growth Fund; -9.23%, -6.09% and 0.28%, respectively, for the Growth and Income Fund; and -0.97%, 0.38% and 1.59%, respectively, for the Moderate Growth and Income Fund.

/2/ The Lipper Growth Funds Index consists of managed mutual funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

/3/ The Lipper Balanced Funds Index consists of mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

/4/ The Morgan Stanley Capital International Europe, Australasia and Far East
    (MSCI EAFE) Index is generally representative of stock markets in those regions; the Merrill Lynch Government/Corporate Master Index, is generally representative of the performance of corporate and U.S. Government bonds; and the S&P 1500 Index, is generally representative of the performance of large and small companies in the U.S. stock market. These indices are unmanaged and do not reflect the expenses associated with a mutual fund, such as investment management fees. The Portfolio's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

*   The Fund's portfolio composition is subject to change.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  AMSOUTH BOND FUND


PORTFOLIO MANAGERS
                                                   PORTFOLIO MANAGER'S PERSPECTIVE
Brian B. Sullivan, CFA, Chief Fixed Income Officer
John P. Boston, CFA, Senior Vice President         "The AmSouth Bond Fund seeks to take advantage of
AmSouth Bank                                       changes in interest rates to pursue strong returns. We buy longer
AmSouth Investment Management Company, LLC         bonds when interest rates are high and expected to fall, and shorter bonds when interest rates are low and expected to rise.
The AmSouth Bond Fund is co-managed by Brian       The change in the average maturity or duration is one of the
Sullivan, CFA, and John Boston, CFA. Brian has 16  most powerful determinants of return. Through the active use of
years of fixed-income investment management        high-quality investments, we strive to obtain excellent returns."
experience and holds an M.B.A. in finance and a
bachelor's degree in economics. John has more
than 11 years of experience as a fixed-income
manager. He holds a bachelor's degree in finance
and political science.

Q&A

Q. How did the Fund perform during the period?

A. For the six months ended January 31, 2002, the AmSouth Bond Fund produced a total return of 2.93% (Class A Shares at NAV)./1/ In comparison, the Lehman Brothers Government/Credit Bond Index/2/ rose 3.03% and the Lipper Corporate A-Rated Debt Fund Index/3/ gained 2.39%.

Q. What factors affected your performance?

A. Since January 2001, the Fed lowered short-term interest rates 11 times; five of those cuts occurred during the last six months. These actions took the Fed Funds rate--the rate banks charge one another for overnight loans--from 3.75% down to 1.75%, its lowest level in four decades.

Obviously, short-term rates fell as a direct result of the Fed's monetary policy. On the other hand, longer-term rates, which are affected by bond-market activity, were very volatile during the period. Investors drove long bond yields lower as the result of uncertainty over economic activity and the effects of September 11, then allowed rates to climb again when confidence returned to the markets.

As the Fed has continued to lower rates during the last year, we have been confident that this easing bias would eventually stimulate economic growth. Having said that, during the period, we did not emphasize longer-term bonds, which show sensitivity to rate changes. Over the last six months, we made few changes to the structure of our portfolio. For example, the fund's average maturity climbed only modestly from 6.9 years to 7.4 years at the end of the period.*

As for sector weightings, we did begin to reduce our exposure to Treasury securities, while increasing our allocation to corporate bonds. We felt that corporate issues would produce higher returns than Treasuries, because we are not expecting further declines in interest rates. We also minimized our cash investments, which helped the Fund's performance.

As of January 31, 2002, approximately 54% of the portfolio was invested in corporate issues, 23% in securities issued by the U.S. Treasury, 17% in U.S. government agency paper, 5% in mortgage-backed securities and 1% in cash. The securities within the Fund maintained an average credit quality of AAA, (as rated by Standard & Poor's) with an average maturity of 7.4 years.*

Q. What is your outlook for the next six to 12 months?

A. The combination of monetary and fiscal stimuli that we have had over the last year should begin to work its way into the U.S. economy and we anticipate the economy to come out of recession in 2002. The first rate cuts of 2001 are already making their presence felt with signs of improvement emerging in recent economic data. This bodes well for corporate profits and should bolster the credit quality of corporate debt. As always, we are being very selective since a lot of uncertainty remains in the corporate debt market and we are selecting our spots carefully. We feel the portfolio is positioned to take advantage of an improving economy, one in which interest rates either remain steady or begin to edge higher.




/1/ With the maximum sales charge of 4.00%, the six-month, 1 Year, 5 year and 10 Year returns were -1.16%, 2.38%, 6.20% and 6.65%, respectively. The total returns less than one year are aggregate returns, total returns over one year are annualized.

/2/ The Lehman Brothers Government/Credit Bond Index, is an unmanaged broad-based index representative of the total return of long-term government and corporate bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

*   The Fund's portfolio composition is subject to change.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                 AMSOUTH LIMITED TERM BOND FUND

PORTFOLIO MANAGER
                                                  PORTFOLIO MANAGER'S PERSPECTIVE
John P. Boston, CFA
Senior Vice President                             "The AmSouth Limited Term Bond Fund was designed to
AmSouth Bank                                      fill the gap between money market funds and long-term
AmSouth Investment Management Company, LLC        bond funds. For investors looking for a diversified bond fund, this Fund represents the first step out on the 'risk/return'
John manages the AmSouth Limited Term Bond Fund   spectrum from the money market arena."
and the AmSouth Government Income Fund and            (less than)/TC
co-manages the AmSouth Bond Fund. He has more
than 11 years of experience as a fixed-income
manager. He holds a bachelor's degree in finance
and political science and is a Chartered
Financial Analyst.

Q&A


Q. How did the Fund perform during the period?

A. For the six months ended January 31, 2002, the AmSouth Limited Term Bond Fund produced a total return of 2.66% (Class A Shares at NAV)./1/ In comparison, the Merrill Lynch 1-5 Year Government/Corporate Bond Index/2/ rose 3.20%, and the Lipper Short-Term Investment Grade Index/3/ gained 2.06%.

Q. What factors affected your performance?

A. Since January 2001, the Fed lowered short-term interest rates 11 times; five of those cuts occurred during the last six months. These actions took the Fed Funds rate--the rate banks charge one another for overnight loans--from 3.75% down to 1.75%, its lowest level in four decades.

Influenced by the Fed's activities, the yield on the two-year Treasury bill fell 65 basis points (0.65%), while the yield on the six-month T-bill plummeted 155 basis points (1.55%); these are very sharp declines for such a relatively short time. With most of the decline in interest rates taking place at the short end of the yield curve, where we buy nearly all of the securities in our portfolio, the Fund's holdings rose in value (the price of bonds rises when interest rates fall).

As the Fed has continued to lower rates during the last year, we have been confident that this easing bias would eventually stimulate economic growth. With that assessment in mind, over the last six months, the maturity structure of our portfolio changed little. However, with the yield curve looking very steep, we did add to the Fund's incremental yield by buying some longer-term securities.

As for sector weightings, we continued to be heavily weighted in corporate bonds. We have felt for some time that corporate issues can provide greater income than government securities in a short portfolio, and with a fund such as this one, income is a primary consideration. We also held virtually no cash, which we believe enhanced the Fund's performance.

As of January 31, 2002, approximately 76% of the portfolio was invested in corporate issues, 13% in securities issued by the U.S. Treasury, 8% in U.S. government agency paper and 3% in mortgage-backed securities. The securities within the Fund maintained an average credit quality of AA, with an average maturity of 2.6 years.*

Q. What is your outlook for the next six to 12 months?

A. The combination of monetary and fiscal stimuli that we have had over the last year should begin to work its way into the U.S. economy and we expect the economy to come out of a recession in 2002. The first rate cuts of 2001 are already making their presence felt with signs of improvement emerging in recent economic data. This bodes well for corporate profits and should bolster the credit quality of corporate debt. As always, we are being very selective since a lot of uncertainty remains in the corporate debt market and we are picking our spots carefully. Overall, we feel the portfolio is positioned to take advantage of an improving economy, one in which interest rates remain steady or rise modestly.



/1/ With the maximum sales charge of 4.00%, the six-month, 1 Year, 5 year and 10 Year returns were -1.45%, 2.41%, 5.37% and 5.47%, respectively. The total returns less than one year are aggregate returns, total returns over one year are annualized.

/2/ The Merrill Lynch 1-5-Year Government/Corporate Bond Index, is an unmanaged index generally representative of the total return of short-term government and corporate bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

*   The Fund's portfolio composition is subject to change.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  AMSOUTH GOVERNMENT INCOME FUND

PORTFOLIO MANAGERS
John P. Boston, CFA, Senior Vice President        PORTFOLIO MANAGERS' PERSPECTIVE
John Mark McKenzie, Senior Vice President
AmSouth Bank                                      "The AmSouth Government Income Fund is more suitable
The AmSouth Government Income Fund is co-managed  for investors who seek income but also demand the safety by John Boston, CFA, and John Mark McKenzie. John of U.S. government securities. Although we attempt to
Boston also manages the AmSouth Limited Term Bond consistently generate a high level of income, investors should
Fund, and co-manages the AmSouth Bond Fund. He    be aware that yields and principal values vary and that the
has more than 11 years of experience as a         Fund is not guaranteed by the U.S. government."
fixed-income manager. He holds a bachelor's
degree in finance and political science and is a
Chartered Financial Analyst.
John Mark McKenzie has more than 20 years of
investment management experience. In addition to
co-managing the AmSouth Government Income Fund,
he manages the AmSouth Limited Term U.S.
Government Fund and four of the AmSouth Money
Market Funds: U.S. Treasury, Treasury Reserve,
Prime, and Institutional Prime Obligations. He
holds bachelor's degrees in banking and finance
and earned a law degree from the University of
Mississippi School of Law.

Q&A


Q. How did the Fund perform during the period?

A. For the six months ended January 31, 2002, the AmSouth Government Income Fund produced a total return of 2.70% (Class A Shares at NAV)./1/ In comparison, the Lehman Brothers Mortgage Index/2/ rose 3.41%, while the Lipper U.S. Mortgage Fund Index/3/ gained 3.04%.

Q. What factors affected your performance?

A. The period was characterized by the type of volatility generally reserved for stocks, as the actions of fixed-income investors were driven by the Fed's continued easing bias, a flight to Treasury securities sparked by the events of September 11 and then an exodus out of Treasuries and into mortgage-backed securities, in anticipation of rising interest rates. While we benefited from the move into Treasuries in September and October, our performance was hurt by market conditions in the period's latter months.

Our two benchmarks are mortgage indices, and because our strategy is to diversify among different government-security sectors, we will always attempt to own fewer mortgage-backed securities than the indices. During the period, less than half of the Fund's assets were invested in mortgage-backed securities. Consequently, our total return fell behind the gains enjoyed by our benchmarks.

As of January 31, 2002, the Fund's effective maturity was 5.5 years, and its average credit quality was AAA. Approximately 35% of the Fund was invested in government agency securities, 19% in U.S. Treasuries, 40% in mortgage-backed securities and 6% in cash.*

Q. What is your outlook for the next six to 12 months?

A. Our plan is to increase our exposure to mortgage-backed securities, while probably reducing our holdings in Treasuries. As for interest rates, we anticipate that the yield curve will flatten, with yields on short-term instruments (with maturities of 2-5 years) rising sharply to close the gap with yields in middle part of the curve. With this outlook, we intend to keep the Fund's average maturity shorter than our benchmark's.



/1/ With the maximum sales charge of 4.00%, the six-month, 1 Year, 5 year and 10 Year returns were -1.40%, 2.08%, 6.06% and 5.78%, respectively. The total returns less than one year are aggregate returns, total returns over one year are annualized.

/2/ The Lehman Brothers Mortgage Index, is an unmanaged index generally representative of the mortgage bond market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services.

/3/ The Lipper U.S. Mortgage Funds Index consists of managed mutual funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. Investors cannot invest directly in an index, although they can invest in its underlying securities.

*   The Fund's portfolio composition is subject to change.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                      AMSOUTH LIMITED TERM U.S. GOVERNMENT FUND

PORTFOLIO MANAGER
John Mark McKenzie
Senior Vice President
AmSouth Bank
AmSouth Investment Management Company, LLC
John Mark has more than 20 years of investment
management experience. In addition to managing    PORTFOLIO MANAGER'S PERSPECTIVE
the AmSouth Limited Term U.S. Government Fund, he
co-manages the AmSouth Government Income Fund and "The AmSouth Limited Term U.S. Government Fund seeks to
manages four of the AmSouth Money Market Funds:   provide current income from high-grade securities while
U.S.Treasury, Treasury Reserve, Prime, and        limiting share price fluctuations. We minimize share price
Institutional Prime Obligations. He holds         movements by investing in securities with short maturities.
bachelors' degrees in banking and finance and     While we generally track the Merrill Lynch 1--5-Year
earned a law degree from the University of        Government Bond Index, we seek to outperform it through
Mississippi School of Law.                        an occasional contrarian stance to prevailing market sentiment."

Q&A


Q. How did the Fund perform during the period?

A. For the six months ended January 31, 2002, the AmSouth Limited Term U.S. Government Fund produced a total return of 1.99% (Class A Shares at NAV)./1/ In comparison, the Merrill Lynch 1-5 Year Government Bond Index/2/ gained 3.26%.

Q. What factors affected your performance?

A. For much of the period, the bond market was buffeted by a significant degree of volatility. Economic conditions and the Fed's continued easing--the Fed lowered short-term interest rates five times during the last six months-- probably had something to do with this, as did the events of September 11.

Through most of the period, we kept the Fund's average maturity below those of our peer group's, based on our belief that most of the bond market's "yield rally" would be at the short end of the yield curve. Another factor that differentiates us from our peer group is that we normally maintain a greater level of Treasury securities. Consequently, as non-Treasury securities became more attractive to investors, especially during the latter half of the period, our relative performance was compromised.

As of January 31, 2002, the Fund's effective maturity was 2.7 years, and its average credit quality was AAA. Approximately 40% of the Fund was invested in government agency securities, 41% in U.S. Treasuries, 10% in mortgage-backed securities and 8% in cash.*

Q. What is your outlook for the next six to 12 months?

A. Looking at interest rates, we anticipate that the yield curve will flatten, with yields on short-term instruments (with maturities of 2-5 years) rising sharply to close the gap with yields in middle part of the curve. Based on this outlook, we have attempted to position the portfolio so that even if interest rates rise, any decline in the Fund's net asset value should be offset by a larger income stream.*



/1/ With the maximum sales charge of 4.00%, the six-month, 1 Year, 5 year and 10 Year returns were -2.11%, 1.08%, 4.58% and 4.93%, respectively. The total returns less than one year are aggregate returns, total returns over one year are annualized.

/2/ The Merrill Lynch 1-5-Year Government Bond Index, is generally representative of the performance of government bonds in that maturity range with a rating of at least Baa. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

*   The Fund's portfolio composition is subject to change.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  AMSOUTH MUNICIPAL BOND FUND+

PORTFOLIO MANAGER                          PORTFOLIO MANAGER'S PERSPECTIVE

Dorothy E. Thomas, CFA                     "With the AmSouth Municipal Bond Fund, we concentrate
Senior Vice President                      on high-quality municipal bonds--those in the top three
AmSouth Bank                               rating classes, or of comparable quality. As with other
AmSouth Investment Management Company, LLC AmSouth bond funds, we strive to achieve strong returns by taking advantage of anticipated changes in interest rates."
Dorothy has more than 19 years of
experience as an investment portfolio
manager. She holds a M.B.A and a B.A. in
economics. She also serves as manager of
tax-exempt, fixed-income investments.

Q&A


Q. How did the Fund perform during the period?

A. For the six months ended January 31, 2002, the Fund produced a total return of 2.03% (Class A Shares at NAV)./1/ In comparison, the Merrill Lynch 3-7 Year Municipal Bond Index/2/ rose 2.63%, while the Lipper Intermediate Municipal Debt Index/3/ gained 1.98%.

It is also important to recognize income yield to shareholders. As of January 31, 2002, the Fund's 30-day SEC yield (Class A Shares at NAV) was 2.49%. For investors in the 39.1% federal income tax bracket, that is equivalent to a taxable yield of 4.09%. (Shareholders who are residents of Alabama could realize a higher taxable-equivalent yield. The yield percentage is annualized.)

We achieved our objectives while maintaining an average credit quality of AA1 (as rated by Standard & Poor's). As of January 31, 2002, the Fund's average maturity was 5.5 years.*

Q. What factors affected your performance?

A. The Fed continued the easing bias it adopted in January 2001, cutting short-term interest rates five times during the last six months and lowering the Fed Funds rate by 200 basis points (2.00%).

Two factors helped the Fund achieve its strong performance relative to its benchmark. First, the portfolio's maturity structure was shorter than the average Fund in its peer group. Because the fall in interest rates took place at the short end of the yield curve, it was better to be short than long.

Second, we held a large number of very high-quality debt instruments. In times of crisis--the period included the events of September 11--investor's flock to the relative security and stability of top-quality debt, driving up the price of many of the bonds we owned.

At the same time, trading volume in municipal debt declined during the period. The municipal market tends to slow when there is a shock to the market, such as the terrorist attacks in September.

With the majority of our shareholders living in Alabama, we continued to maintain a significant allocation to municipal debt securities issued in the state (approximately 45% of net assets as of January 31, 2002). As a result, Alabama shareholders enjoyed a tax-equivalent yield higher than the Fund's stated yield, because the interest from securities issued in Alabama generally was tax free to Alabama residents.*

Q. What is your outlook for the next six to 12 months?

A. We will continue to apply our fixed-income strategy to this Fund. As the U.S. economy progresses through its recovery--with interest rates rising and/or the municipal bond yield curve flattening--we will reassess our maturity structure. We will also pay close attention to how the current recession, which we feel may be ending soon, impacts issuers of municipal debt. Recessions tend to hit state and local governments with something of a lag because tax revenues are based on economic activity of the prior year. Therefore, in a post-recessionary environment, states and municipalities need to keep a tight rein on their budgets and the amount of new debt they issue.



/1/With the maximum sales charge of 4.00%, the six-month, 1 Year, 5 year and 10
   Year returns were -2.01%, 0.34%, 4.07% and 4.43%, respectively. The total returns less than one- year are aggregate returns, total returns over one year are annualized.

+ The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, the federal alternative minimum tax.

/2/The Merrill Lynch 3-7-Year Municipal Bond Index is an unmanaged index that is generally representative of municipal bonds with intermediate maturities. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services.

/3/The Lipper Intermediate Municipal Debt Funds Index consists of managed mutual funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years. Investors cannot invest directly in an index, although they can invest in its underlying securities.

*  The Fund's portfolio composition is subject to change.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                               AMSOUTH FLORIDA TAX-EXEMPT FUND+

PORTFOLIO MANAGER
                                                  PORTFOLIO MANAGER'S PERSPECTIVE
Dorothy E. Thomas, CFA
Senior Vice President                             "The AmSouth Florida Tax-Exempt Fund has a portfolio
AmSouth Bank                                      of high-quality issues in a fast-growing state with a strong
AmSouth Investment Management Company, LLC        economic base. Interest on the bonds is exempt from both
                                                  Federal income tax and the Florida intangibles tax. This
Dorothy has more than 19 years of experience as   portfolio is managed to benefit from expected interest rate
an investment portfolio manager. She holds a      moves."
M.B.A. and a B.A. in economics. She also serves
as manager of tax-exempt, fixed-income
investments.

Q&A

Q. How did the Fund perform during the period?

A. For the six months ended January 31, 2002, the Fund produced a total return of 2.35% (Class A Shares at NAV)./1/ In comparison, the Merrill Lynch 3-7 Year Municipal Bond Index/2/ rose 2.63%.

It is also important to recognize income yield to shareholders. As of January 31, 2002, the Fund's 30-day SEC yield (Class A Shares at NAV) was 2.35%. For investors in the 39.1% federal income tax bracket, that is equivalent to a taxable yield of 3.86%. (Shareholders who are residents of Florida could realize a higher taxable-equivalent yield. The yield percentage is annualized.)

We achieved our objectives while maintaining an average credit quality of AA1 (as rated by Standard & Poor's). As of January 31, 2002, the Fund's average maturity was 5.5 years.*

Q. What factors affected your performance?

A. Although the Fed cut short-term interest rates five times during the period--the Fed Funds rate fell a total of 200 basis points (2.00%)--intermediate-term rates ended the period pretty much where they started (although there was quite a bit of volatility within the period). For the period as a whole, most of the securities in our portfolio neither gained nor lost significant ground; our positive total return was due not to price appreciation of the underlying securities, but to the yields provided by these securities.

At the same time, trading volume in municipal debt declined during the period. The municipal market tends to slow when there is a shock to the market, such as the terrorist attacks in September.

With the majority of our shareholders living in Florida, we maintained a significant allocation to municipal debt securities issued in the state (99% of net assets as of January 31, 2002). Therefore, Florida shareholders enjoyed a higher tax-equivalent yield.*

Q. What is your outlook for the next six to 12 months?

A. We will continue to apply our fixed-income strategy to this Fund. As the U.S. economy progresses through its recovery--with interest rates rising and/or the municipal bond yield curve flattening--we will reassess our maturity structure. We will also pay close attention to how the current recession, which we feel may be ending soon, impacts Florida. Tourism is an important contributor to the state's revenue stream. With tourism on the decline since the attacks on America, the state and its municipalities need to keep a tight rein on spending.




/1/With the maximum sales charge of 4.00%, the six-month, 1 Year, 5 year and Since Inception returns were -1.77%, 0.56%, 4.03% and 4.58%, respectively. The total returns less than one-year are aggregate returns, total returns over one year are annualized.

+ The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, the federal alternative minimum tax.

/2/The Merrill Lynch 3-7-Year Municipal Bond Index is an unmanaged index that is generally representative of municipal bonds with intermediate maturities. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

*  The Fund's portfolio composition is subject to change.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  AMSOUTH TENNESSEE TAX-EXEMPT BOND FUND+

Portfolio Manager
                                                  PORTFOLIO MANAGER'S PERSPECTIVE
Dorothy E. Thomas, CFA
Senior Vice President                             "The AmSouth Tennessee Tax-Exempt Fund generates
AmSouth Bank                                      income that is exempt from both Federal and the state of
AmSouth Investment Management Company, LLC        Tennessee income tax. The Fund only invests in securities in the top three rating classes, or of comparable quality. As
Dorothy has more than 19 years of experience as   with the other AmSouth bond funds, we strive to enhance
an investment portfolio manager. She holds a      long-term performance by capitalizing on expected changes
M.B.A. and a B.A. in economics. She also serves   in interest rates."
as manager of tax-exempt, fixed-income
investments.

Q&A

Q. How did the Fund perform during the period?

A. For the six months ended January 31, 2002, the Fund produced a total return of 1.73% (Class A Shares at NAV)./1/ In comparison, the Fund's benchmark, the Lehman Brothers 10-Year Municipal Bond Index/2/ produced a total return of 2.32%.

It is also important to recognize income yield to shareholders. As of January 31, 2002, the Fund's 30-day SEC yield (Class A Shares at NAV) was 2.38%. For investors in the 39.1% federal income tax bracket, that is equivalent to a taxable yield of 3.91%. (Shareholders who are residents of Tennessee could realize a higher taxable-equivalent yield. The yield percentage is annualized.)

We achieved our objectives while maintaining an average credit quality of AA (as rated by Standard & Poor's). As of January 31, 2002, the Fund's average maturity was 6.2 years.*

Q. What factors affected your performance?

A. Although the Fed cut short-term interest rates five times during the period--the Fed Funds rate fell a total of 200 basis points (2.00%)--intermediate-term rates ended the period pretty much where they started (although there was quite a bit of volatility within the period). For the period as a whole, most of the securities in our portfolio neither gained nor lost significant ground; our positive total return was due not to price appreciation of the underlying securities, but to the yields provided by these securities.

The municipal market tends to slow in trading activity when there is a shock to the market, such as the events of September 11. After the terrorist attacks, rates trended lower, until the early part of November, when intermediate-to-longer interest rates rose steadily, until reversing course and again falling through December and January. The municipal market in general evidenced some wide swings in supply, but as a relatively small state, Tennessee did not experience a great deal of activity.

Recessions tend to hit state and local governments with something of a lag, because tax revenues are based on economic activity of the prior year. Therefore, in a post-recessionary environment, states such as Tennessee need to take a careful look at their budgets. This is not to say that Tennessee is in financial trouble, but it is one state that needs to reassess its spending.

Q. What is your outlook for the next six to 12 months?

A. We will continue to apply our fixed-income strategy to this Fund. We expect to continue to maintain an intermediate maturity structure for this portfolio for the immediate future. As the U.S. economy progresses through its recovery--with interest rates rising and/or the municipal bond yield curve flattening--we will reassess our maturity structure.


/1/With the maximum sales charge of 4.00%, the six-month, 1 Year, 5 Year and 10
   Year returns were -2.33%, -0.22%, 3.43% and 3.74%, respectively. The total returns less than one- year are aggregate returns, total returns over one year are annualized.

+ The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, the federal alternative minimum tax.

/2/The Merrill Lynch 3-7-Year Municipal Bond Index is an unmanaged index that is generally representative of municipal bonds with intermediate maturities. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

*  The Fund's portfolio composition is subject to change.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                           AMSOUTH LIMITED TERM TENNESSEE TAX-EXEMPT BOND FUND+

Portfolio Manager                PORTFOLIO MANAGER'S PERSPECTIVE

Dorothy E. Thomas, CFA           "The AmSouth Limited Term Tennessee Tax-Exempt Fund
Senior Vice President            holds a portfolio of high-quality, short-term Tennessee
AmSouth Bank                     municipal bonds. The Fund buys only bonds rated 'A' and
AmSouth Investment Management    above, while attempting to provide a reliable flow of tax-free
Company, LLC                     income. By investing in high-quality bonds and keeping bond durations short, we strive to limit fluctuations in the Fund's market value."
Dorothy has more than 19 years
of experience as an investment
portfolio manager. She holds a
M.B.A and a B.A. in economics.
She also serves as manager of
tax-exempt, fixed-income
investments.

Q&A

Q. How did the Fund perform during the period?

A. For the six months ended January 31, 2002, the Fund produced a total return of 1.60% (Class A Shares at NAV)./1/ In comparison, the Fund's benchmark, the Merrill Lynch 3-7-Year Index/2/ produced a total return of 2.63%.

It is also important to recognize income yield to shareholders. As of January 31, 2002, the Fund's 30-day SEC yield (Class A Shares at NAV) was 1.50%. For investors in the 39.1% federal income tax bracket, that is equivalent to a taxable yield of 2.46%. (Shareholders who are residents of Tennessee could realize a higher taxable-equivalent yield. The yield percentage is annualized.)

We achieved our objectives while maintaining an average credit quality of AA (as rated by Standard & Poor's). As of January 31, 2002, the Fund's average maturity was 3.9 years.*

Q. What factors affected your performance?

A. The Fed cut short-term interest rates five times during the period; the Fed Funds rate fell 200 basis points (2.00%). Because we invest mostly in short-term securities, the Fund benefited from this broad trend of lower short-term rates.

However, taking a larger view, the municipal market tends to slow in trading activity when there is a shock to the market, such as the events of September
11. After the terrorist attacks, rates trended lower, until the early part of November, when intermediate-to-longer interest rates rose steadily, until reversing course and again falling through December and January. As a result of these events our Fund underperformed its benchmark. The municipal market in general evidenced some wide swings in supply, but as a relatively small state, Tennessee did not experience a great deal of activity.

Recessions tend to hit state and local governments with something of a lag, because tax revenues are based on economic activity of the prior year. Therefore, in a post-recessionary environment, states such as Tennessee need to take a careful look at their budgets. This is not to say that Tennessee is in financial trouble, but it is one state that needs to reassess its spending.

Q. What is your outlook for the next six to 12 months?

A. We will continue to apply our fixed-income strategy to this Fund. We expect to maintain a short maturity structure for this portfolio for the immediate future. As the U.S. economy progresses through its recovery--with interest rates rising and/or the municipal bond yield curve flattening--we will reassess our maturity structure to take advantage of new trends.


/1/ With the maximum sales charge of 4.00%, the six-month, 1 Year, 5 Year and 10 Year returns were -2.45%, -0.60%, 2.89% and 3.31%, respectively. The total returns less than one-year are aggregate returns, total returns over one year are annualized.

+ The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, the federal alternative minimum tax.

/2/ The Merrill Lynch 3-7-Year Municipal Bond Index is an unmanaged index that is generally representative of municipal bonds with intermediate maturities. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

*   The Fund's portfolio composition is subject to change.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  THE AMSOUTH MONEY MARKET FUNDS

PORTFOLIO MANAGER

John Mark McKenzie, Senior Vice President
AmSouth Bank
AmSouth Investment Management Company, LLC.

John Mark has more than 20 years of investment        Treasury Reserve, Prime and Institutional Prime Obligations. He holds
management experience. In addition to man3aging       bachelors' degrees in banking and finance, and he earned a law degree
the AmSouth Limited Term U.S. Government Fund, he     from the University of Mississippi School of Law.
co-manages the AmSouth Government Income Fund and
manages four of the AmSouth Money Market Funds:
U.S. Treasury,

Q&A


Q. What factors affected the performance of the money market funds?

A. Throughout the period, the Fed continued to cut short-term interest rates. During the last six months, the Fed lowered rates five times, dropping the Fed Funds rate by 200 basis points (2.00%). This came on the heels of six previous cuts.

Lower interest rates reduce yields on the short-term securities we buy for our money-market funds, and not surprisingly, yields on all of our money-market funds fell during the period. With the decline in interest rates, just about all such funds found themselves in the same situation: trying to keep yields competitive, while not sacrificing relative safety and stability.

Toward the end of the period, market sentiment began to shift toward the view that interest rates were nearing their bottom and could soon move modestly higher. This gave a gentle boost to short-term yields and we anticipate that over the next six months, yields will stabilize.

.. As of January 31, 2002, the Prime Fund's average maturity was 49 days, compared to 38 days on July 31, 2001, and 35 days on January 31, 2001.*

.. As of January 31, 2002, the U.S. Treasury Fund's average maturity was 55 days, compared to 51 days on July 31, 2001, and 53 days on January 31, 2001.*

.. As of January 31, 2002, the Tax-Exempt+/ Fund's average maturity was 30 days, compared to 18 days on July 31, 2001, and 78 days on January 31, 2001.* /

.. As of January 31, 2002, the Treasury Reserve Fund's average maturity was 50 days, compared to 44 days on July 31, 2001, and 47 days on January 31, 2001.*

.. As of January 31, 2002, the Institutional Prime Obligations Money Market
  Fund's average maturity was 45 days, compared to 36 days on July 31, 2001, and 34 days on January 31, 2001.*


+ The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, the federal alternative minimum tax.

* The composition of the Fund's holdings is subject to change.

  Investments in the Prime, the U.S. Treasury, the Tax-Exempt, Treasury Reserve and the Institutional Prime Obligations Money Market Funds are neither insured or guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

January 31, 2002
(Unaudited)
(Amounts in thousands, except shares)


                                                             AMSOUTH VALUE FUND
                                              Schedule of Portfolio Investments


                                                    Shares    Value
                                                   --------- --------
           COMMON STOCKS (98.2%)
           Aerospace/Defense (1.6%)
           General Dynamics Corp..................     9,600 $    860
           Raytheon Company.......................   250,000    9,567
                                                             --------
                                                               10,427
                                                             --------
           Automotive (0.0%)
           Ford Motor Co..........................     4,294       66
                                                             --------
           Automotive Parts (0.6%)
           Dana Corp..............................   250,000    3,653
                                                             --------
           Banking (3.3%)
           Bank of America Corp...................   242,184   15,265
           PNC Financial Service Group............    11,000      635
           U.S. Bancorp...........................    12,000      250
           Wachovia Corp..........................   155,000    5,154
                                                             --------
                                                               21,304
                                                             --------
           Business Services (3.9%)
           MPS Group, Inc. (b).................... 2,343,500   17,107
           Reynolds & Reynolds Co., Class A.......   325,000    8,678
                                                             --------
                                                               25,785
                                                             --------
           Chemicals -- Speciality (2.7%)
           Dow Chemical Co........................   107,800    3,184
           Engelhard Corp.........................   530,050   14,768
                                                             --------
                                                               17,952
                                                             --------
           Computer Hardware (3.5%)
           Compaq Computer Corp...................   533,100    6,584
           Gateway, Inc. (b)...................... 1,000,000    5,210
           Hewlett-Packard Co.....................     6,400      142
           IBM Corp...............................   100,000   10,788
                                                             --------
                                                               22,724
                                                             --------
           Computer Software (0.2%)
           Keane, Inc. (b)........................    56,600    1,036
                                                             --------
           Computer Software & Services (3.7%)
           Computer Associates International, Inc.   310,000   10,683
           Enterasys Networks, Inc. (b)........... 1,245,000   13,720
                                                             --------
                                                               24,403
                                                             --------
           Electrical & Electronic (2.0%)
           Avnet, Inc.............................   497,000   13,245
                                                             --------
           Financial Services (5.4%)
           Citigroup, Inc.........................   222,732   10,557
           J.P. Morgan Chase & Co.................    13,500      460
           Lehman Brothers Holdings, Inc..........    18,800    1,218
           Morgan Stanley Dean Witter & Co........    11,600      638
           Washington Mutual, Inc.................   650,000   22,308
                                                             --------
                                                               35,181
                                                             --------
           Food Products, Processing, &
            Packaging (1.3%)
           Sara Lee Corp..........................   405,000    8,566
                                                             --------
           Forest & Paper Products (5.3%)
           Georgia Pacific Corp...................   200,000    5,000
           International Paper Co.................   200,000    8,356
           Weyerhaeuser...........................   175,000   10,206
           Willamette Industries, Inc.............   195,000   10,813
                                                             --------
                                                               34,375
                                                             --------

                                                   Shares    Value
                                                  --------- --------
            COMMON STOCKS, continued
            Health Care (1.9%)
            HCA-The Healthcare Co................    22,500 $    956
            Health Management Assoc., Inc.,
             Class A (b).........................   597,001   11,600
                                                            --------
                                                              12,556
                                                            --------
            Hotels & Lodging (2.4%)
            Hilton Hotels Corp................... 1,300,000   15,600
                                                            --------
            Insurance (11.1%)
            ACE Ltd..............................   290,000   11,267
            American International Group, Inc....    10,297      764
            Chubb Corp...........................   270,000   18,049
            Marsh & McLennan Cos., Inc...........   117,000   11,916
            MGIC Investment Corp.................   150,000   10,050
            St. Paul Cos., Inc...................   480,000   21,455
                                                            --------
                                                              73,501
                                                            --------
            Medical Supplies (2.4%)
            C.R. Bard, Inc.......................   320,000   15,696
                                                            --------
            Metals & Mining (0.1%)
            Alcoa, Inc...........................     9,800      351
                                                            --------
            Newspapers (1.0%)
            Gannett Co., Inc.....................    96,000    6,475
                                                            --------
            Oil & Gas Exploration, Production, &
             Services (18.2%)
            BP Amoco, PLC, ADR...................     6,396      299
            Burlington Resources, Inc............   153,000    5,239
            ChevronTexaco Corp...................   173,369   14,528
            El Paso Corp.........................   150,000    5,693
            Kerr-McGee Corp......................   235,000   12,443
            Marathon Oil Corp....................   521,600   14,631
            Noble Affiliates.....................   300,000    9,750
            Royal Dutch Petroleum Co.............    15,300      765
            Sunoco, Inc..........................   420,000   16,194
            Valero Energy Corp...................   585,367   26,891
            Williams Cos., Inc...................   750,000   13,260
                                                            --------
                                                             119,693
                                                            --------
            Pharmaceuticals (3.3%)
            Pharmacia Corp.......................   294,450   11,925
            Schering-Plough Corp.................   300,000    9,714
                                                            --------
                                                              21,639
                                                            --------
            Restaurants (0.6%)
            McDonald's Corp......................   150,000    4,077
                                                            --------
            Retail (3.0%)
            CVS Corp.............................   320,000    8,704
            Gap (The), Inc.......................   200,000    2,880
            Target Corp..........................   175,000    7,772
                                                            --------
                                                              19,356
                                                            --------
            Telecommunications -- Equipment (4.6%)
            Harris Corp..........................   345,000   12,072
            Lucent Technologies, Inc............. 1,760,000   11,510
            Nortel Networks Corp., ADR...........   900,000    6,516
                                                            --------
                                                              30,098
                                                            --------
            Telecommunications -- Wireless (0.3%)
            AT&T Wireless Services Inc. (b)......   157,682    1,813
                                                            --------

                                   Continued

 AMSOUTH VALUE FUND
 Schedule of Portfolio Investments

                                                    Shares    Value
                                                  ---------- --------
         COMMON STOCKS, continued
         Transportation Leasing &
          Trucking (1.1%)
         Ryder System, Inc.......................    300,000 $  7,494
                                                             --------
         Travel (1.5%)
         Carnival Corp...........................      3,200       87
         Cendant Corp. (b).......................    550,000    9,614
                                                             --------
                                                                9,701
                                                             --------
         Utilities -- Electric & Gas (8.2%)
         Constellation Energy Group..............    475,000   13,395
         Duke Energy Corp........................    156,264    5,449
         Exelon Corp.............................      6,400      315
         Mirant Corp. (b)........................  1,725,000   17,268
         Reliant Energy, Inc.....................    680,000   17,054
                                                             --------
                                                               53,481
                                                             --------
         Utilities -- Telecommunications (5.0%)
         AT&T Corp...............................    265,000    4,691
         BellSouth Corp..........................    225,000    9,000
         SBC Communications, Inc.................    105,000    3,932
         Verizon Communications..................    330,000   15,295
                                                             --------
                                                               32,918
                                                             --------
         TOTAL COMMON STOCKS.....................             643,166
                                                             --------
         Investment Companies (3.7%)
         AmSouth Prime Money Market Fund......... 18,105,837   18,106
         AmSouth U.S. Treasury Money Market
          Fund...................................  5,991,894    5,992
                                                             --------
         TOTAL INVESTMENT COMPANIES..............              24,098
                                                             --------
         TOTAL INVESTMENTS
          (Cost $529,041) (a) -- 101.9%..........             667,264
         Liabilities in excess of other assets --
           (1.9)%................................             (12,747)
                                                             --------
         NET ASSETS -- 100.0%....................            $654,517
                                                             ========

--------
(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation of securities as follows:

                     Unrealized appreciation.... $177,025
                     Unrealized depreciation....  (38,802)
                                                 --------
                     Net unrealized appreciation $138,223
                                                 ========

(b) Represents non-income producing security.
ADR -- American Depositary Receipt
PLC -- Public Limited Company


                                                               January 31, 2002
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)



                      See notes to financial statements.

January 31, 2002
(Unaudited)
(Amounts in thousands, except shares)


                                                            AMSOUTH GROWTH FUND
                                              Schedule of Portfolio Investments



                                                       Shares  Value
                                                       ------ -------
COMMON STOCKS (96.9%)
Consumer Discretionary (19.2%)
AOL-Time Warner, Inc. (b)............................. 15,300 $   403
CBRL Group, Inc.......................................  7,500     230
Circuit City Stores-Circuit City Group................ 12,400     370
General Motors Corp...................................  8,000     408
Harley-Davidson, Inc..................................  7,100     405
Johnson Controls, Inc.................................  4,000     336
Kohl's Corp. (b)......................................  4,000     265
Omnicom Group, Inc....................................  3,300     288
Tricon Global Restaurants, Inc. (b)...................  6,700     374
                                                              -------
                                                                3,079
                                                              -------
Consumer Staples (6.7%)
Anheuser-Busch Cos., Inc..............................  6,000     284
Clorox Co.............................................  8,700     355
Dial Corp............................................. 27,000     434
                                                              -------
                                                                1,073
                                                              -------
Finance (23.9%)
American Express Co................................... 11,000     394
American International Group, Inc.....................  4,000     297
Bank of America Corp..................................  7,000     441
Capital One Financial Corp............................  5,250     263
Freddie Mac...........................................  6,000     403
MBNA Corp............................................. 10,150     355
Merrill Lynch & Co., Inc..............................  4,900     250
MetLife, Inc.......................................... 13,000     395
Morgan Stanley Dean Witter & Co.......................  4,000     220
SouthTrust Corp....................................... 19,000     468
Wells Fargo Co........................................  7,200     334
                                                              -------
                                                                3,820
                                                              -------
Health Care (4.7%)
Pfizer, Inc...........................................  9,000     375
Pharmaceutical Product Development, Inc. (b).......... 11,700     380
                                                              -------
                                                                  755
                                                              -------
Industrials (3.6%)
Norfolk Southern Corp................................. 17,000     384
Tyco International, Ltd...............................  5,500     193
                                                              -------
                                                                  577
                                                              -------
Technology (38.8%)
Advanced Micro Devices, Inc. (b)...................... 13,510     217
Apple Computer, Inc. (b).............................. 15,890     393
Applied Micro Circuits Corp. (b)......................  7,230      74
Ariba, Inc. (b)....................................... 37,449     182
Celestica, Inc. (b)...................................  9,140     386
Cisco Systems, Inc. (b)............................... 18,280     362
EMC Corp. (b)......................................... 12,660     208
Harris Corp...........................................  8,820     309
Intel Corp............................................ 10,400     364
Intuit, Inc. (b)...................................... 11,120     437
Linear Technology Corp................................  8,180     338
Micron Technology, Inc. (b)...........................  8,740     295
Network Associates, Inc. (b).......................... 12,400     372
NVIDIA Corp. (b)......................................  5,160     339
Oracle Corp. (b)...................................... 18,910     326
Polycom, Inc. (b)..................................... 10,100     353

                                                       Shares  Value
                                                       ------ -------
COMMON STOCKS, continued
Technology, continued
Raytheon Co........................................... 10,000 $   383
Siebel Systems, Inc. (b)..............................  7,150     253
Sun Microsystems, Inc. (b)............................ 19,150     206
Texas Instruments, Inc................................ 10,300     321
Vitesse Semiconductor Corp. (b).......................  8,180     103
                                                              -------
                                                                6,221
                                                              -------
TOTAL COMMON STOCKS...................................         15,525
                                                              -------
TOTAL INVESTMENTS (Cost $19,205) (a) -- 96.9%.........         15,525
Other assets in excess of liabilities -- 3.1%.........            489
                                                              -------
NET ASSETS -- 100.0%..................................        $16,014
                                                              =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized depreciation of securities as follows:

             Unrealized appreciation..................... $   732
             Unrealized depreciation.....................  (4,412)
                                                          -------
             Net unrealized depreciation................. $(3,680)
                                                          =======

(b)Represents non-income producing securities.

                      See notes to financial statements.

 AMSOUTH CAPITAL GROWTH FUND
 Schedule of Portfolio Investments



                                                               January 31, 2002
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                   Shares   Value
                                                   ------- --------
             COMMON STOCKS (97.2%)
             Aerospace/Defense (3.6%)
             General Dynamics Corp................  50,000 $  4,478
             L-3 Communications Holdings, Inc. (b)  65,000    6,664
                                                           --------
                                                             11,142
                                                           --------
             Banking (3.3%)
             Fifth Third Bancorp.................. 115,000    7,274
             Wells Fargo & Co.....................  65,000    3,015
                                                           --------
                                                             10,289
                                                           --------
             Beverages (2.4%)
             PepsiCo, Inc......................... 150,000    7,514
                                                           --------
             Business Equipment & Services (2.8%)
             Cintas Corp..........................  75,000    3,752
             Paychex, Inc......................... 140,000    5,138
                                                           --------
                                                              8,890
                                                           --------
             Chemicals (1.3%)
             OM Group, Inc........................  61,900    4,141
                                                           --------
             Computer Hardware (5.0%)
             Dell Computer Corp. (b).............. 125,000    3,436
             IBM Corp.............................  65,000    7,012
             Network Appliance, Inc. (b).......... 105,000    1,885
             Sun Microsystems, Inc. (b)........... 310,000    3,336
                                                           --------
                                                             15,669
                                                           --------
             Computer Software & Services (13.6%)
             Automatic Data Processing, Inc....... 140,000    7,561
             BEA Systems, Inc. (b)................  75,500    1,369
             BMC Software, Inc. (b)...............  75,000    1,325
             Cisco Systems, Inc. (b).............. 240,000    4,752
             DST Systems, Inc. (b)................ 108,000    4,717
             EMC Corp. (b)........................ 140,000    2,296
             Emulex Corp. (b).....................  40,000    1,840
             Juniper Networks, Inc. (b)...........  85,000    1,302
             Microsoft Corp. (b).................. 106,000    6,753
             Oracle Corp. (b)..................... 300,000    5,178
             Sungard Data Systems, Inc. (b)....... 135,000    4,049
             Veritas Software Corp. (b)...........  36,500    1,553
                                                           --------
                                                             42,695
                                                           --------
             Cosmetics/Toiletries (2.7%)
             Alberto-Culver Co., Class B.......... 105,000    4,894
             Colgate-Palmolive Co.................  60,000    3,429
                                                           --------
                                                              8,323
                                                           --------
             Diversified Manufacturing (3.6%)
             General Electric Co.................. 165,000    6,130
             Illinois Tool Works, Inc.............  68,000    4,854
             Tyco International, Ltd..............   5,020      176
                                                           --------
                                                             11,160
                                                           --------
             Electronic Components (1.8%)
             Altera Corp. (b)..................... 140,000    3,517
             QLogic Corp. (b).....................  45,000    2,202
                                                           --------
                                                              5,719
                                                           --------
             Financial Services (2.0%)
             Citigroup, Inc....................... 100,000    4,740
             Morgan Stanley Dean Witter & Co......  30,000    1,650
                                                           --------
                                                              6,390
                                                           --------

                                                   Shares   Value
                                                   ------- --------
            COMMON STOCKS, continued
            Food Distributors & Wholesalers (5.0%)
            Costco Wholesale Corp. (b)............ 150,000 $  6,900
            SYSCO Corp............................ 295,200    8,744
                                                           --------
                                                             15,644
                                                           --------
            Health Care (6.8%)
            Cardinal Health, Inc.................. 125,000    8,239
            First Health Group Corp. (b).......... 265,000    6,731
            Johnson & Johnson..................... 110,000    6,326
                                                           --------
                                                             21,296
                                                           --------
            Health Care -- Drugs (1.6%)
            Allergan, Inc.........................  48,500    3,237
            Amgen, Inc. (b).......................  30,000    1,665
                                                           --------
                                                              4,902
                                                           --------
            Insurance (1.3%)
            American International Group, Inc.....  53,000    3,930
                                                           --------
            Medical Equipment & Supplies (4.6%)
            Medtronic, Inc........................ 122,000    6,011
            Stryker Corp.......................... 145,000    8,517
                                                           --------
                                                             14,528
                                                           --------
            Metals & Mining (1.5%)
            Alcoa, Inc............................ 128,000    4,589
                                                           --------
            Pharmaceuticals (8.0%)
            Barr Laboratories, Inc. (b)...........  70,000    5,110
            Biovail Corp. (b).....................  60,000    2,819
            Bristol-Myers Squibb Co...............  10,000      454
            Forest Laboratories, Inc. (b)......... 100,000    8,290
            Pfizer, Inc........................... 200,250    8,344
                                                           --------
                                                             25,017
                                                           --------
            Retail (18.0%)
            Bed Bath & Beyond, Inc. (b)...........  75,000    2,594
            Best Buy Co., Inc. (b)................  85,000    6,290
            Chico's FAS, Inc. (b)................. 180,000    5,391
            Home Depot, Inc....................... 145,000    7,263
            Kohl's Corp. (b)......................  70,000    4,640
            Lowe's Companies, Inc................. 170,000    7,832
            Staples, Inc. (b).....................  75,000    1,367
            Target Corp........................... 149,500    6,639
            Wal-Mart Stores, Inc.................. 135,000    8,096
            Walgreen Co........................... 185,000    6,712
                                                           --------
                                                             56,824
                                                           --------
            Semiconductors (6.6%)
            Applied Materials, Inc. (b)........... 140,000    6,111
            Broadcom Corp., Class A (b)...........  50,000    2,124
            Intel Corp............................ 215,000    7,533
            Linear Technology Corp................  57,500    2,379
            Novellus Systems, Inc. (b)............  58,700    2,507
                                                           --------
                                                             20,654
                                                           --------
            Telecommunications -- Equipment (1.1%)
            Nokia Oyj -- ADR...................... 150,000    3,518
                                                           --------
            Transportation & Shipping (0.6%)
            United Parcel Service, Inc., Class B..  30,000    1,724
                                                           --------
            TOTAL COMMON STOCKS...................          304,558
                                                           --------

                                   Continued

January 31, 2002
(Unaudited)
(Amounts in thousands, except shares)


                                                    AMSOUTH CAPITAL GROWTH FUND
                                              Schedule of Portfolio Investments


                                                 Shares    Value
                                                --------- --------
            COMMON STOCKS, continued
            INVESTMENT COMPANIES (3.4%)
            AIM Liquid Assets Money Market Fund 5,770,559 $  5,770
            AmSouth Prime Money Market Fund.... 1,319,883    1,320
            Nasdaq -- 100 Index Tracking Stock.     5,000      193
            S & P 500 Depositary Receipts......    30,000    3,395
                                                          --------
            TOTAL INVESTMENT COMPANIES.........             10,678
                                                          --------
            TOTAL INVESTMENTS
            (Cost $293,560) (a) -- 100.6%......            315,236
            Liabilities in excess of other
             assets -- (0.6)%..................             (2,006)
                                                          --------
            NET ASSETS -- 100.0%...............           $313,230
                                                          ========

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation of securities as follows:

                     Unrealized appreciation.... $ 35,701
                     Unrealized depreciation....  (14,025)
                                                 --------
                     Net unrealized appreciation $ 21,676
                                                 ========

(b)Represents non-income producing security.
ADR -- American Depositary Receipt
                      See notes to financial statements.

 AmSouth LARGE CAP FUND
 Schedule of Portfolio Investments


                                                               January 31, 2002
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)

                                                    Shares   Value
                                                    ------- --------
           COMMON STOCKS (98.9%)
           Advertising (1.0%)
           The Interpublic Group of Companies, Inc. 200,000 $  5,774
                                                            --------
           Aerospace/Defense (2.0%)
           Boeing Co............................... 120,000    4,914
           General Dynamics Corp...................  75,000    6,717
                                                            --------
                                                              11,631
                                                            --------
           Beverages (4.0%)
           Coca-Cola Co............................ 250,000   10,938
           PepsiCo, Inc............................ 250,000   12,522
                                                            --------
                                                              23,460
                                                            --------
           Business Equipment & Services (1.2%)
           Paychex, Inc............................ 200,000    7,340
                                                            --------
           Computer Hardware (9.1%)
           Compaq Computer Corp.................... 300,000    3,705
           Dell Computer Corp. (b)................. 200,000    5,498
           Hewlett-Packard Co...................... 550,000   12,161
           IBM Corp................................ 200,000   21,578
           Network Appliance, Inc. (b)............. 300,000    5,385
           Sun Microsystems, Inc. (b).............. 500,000    5,380
                                                            --------
                                                              53,707
                                                            --------
           Computer Software & Services (11.4%)
           Automatic Data Processing, Inc.......... 300,000   16,199
           BMC Software, Inc. (b).................. 100,000    1,767
           Cisco Systems, Inc. (b)................. 450,000    8,910
           Electronic Data Systems Corp............ 150,000    9,392
           EMC Corp. (b)........................... 400,000    6,560
           Microsoft Corp. (b)..................... 250,000   15,927
           Oracle Corp. (b)........................ 500,000    8,630
                                                            --------
                                                              67,385
                                                            --------
           Consumer Goods (2.5%)
           Gillette Co............................. 200,000    6,660
           Procter & Gamble Co..................... 100,000    8,168
                                                            --------
                                                              14,828
                                                            --------
           Diversified Manufacturing (5.9%)
           General Electric Co..................... 400,000   14,860
           Honeywell International, Inc............ 100,000    3,361
           Illinois Tool Works, Inc................ 100,000    7,138
           Tyco International, Ltd................. 270,000    9,491
                                                            --------
                                                              34,850
                                                            --------
           Electronic Components (0.3%)
           Agilent Technologies (b)................  68,651    2,084
                                                            --------
           Entertainment (1.3%)
           Walt Disney (The) Co.................... 350,000    7,371
                                                            --------
           Financial Services (0.9%)
           American Express Co.....................  75,000    2,689
           Citigroup, Inc..........................  50,000    2,370
                                                            --------
                                                               5,059
                                                            --------
           Food Distributors & Wholesalers (2.5%)
           SYSCO Corp.............................. 500,000   14,810
                                                            --------
           Food Products, Processing, & Packaging (1.1%)
           Sara Lee Corp........................... 300,000    6,345
                                                            --------

                                                  Shares   Value
                                                  ------- --------
              COMMON STOCKS, continued
              Health Care (7.5%)
              American Home Products Corp........ 200,000 $ 12,932
              Cardinal Health, Inc............... 100,000    6,591
              Johnson & Johnson.................. 300,000   17,253
              UnitedHealth Group, Inc............ 100,000    7,435
                                                          --------
                                                            44,211
                                                          --------
              Health Care -- Drugs (1.4%)
              Amgen, Inc. (b).................... 150,000    8,325
                                                          --------
              Household Products/Wares (0.7%)
              Clorox Corp........................ 100,000    4,078
                                                          --------
              Insurance (1.2%)
              AFLAC, Inc......................... 100,000    2,612
              American International Group, Inc..  60,000    4,449
                                                          --------
                                                             7,061
                                                          --------
              Machinery & Equipment (2.6%)
              Dover Corp......................... 400,000   15,276
                                                          --------
              Media (1.1%)
              McGraw Hill Cos., Inc.............. 100,000    6,408
                                                          --------
              Medical Equipment & Supplies (3.2%)
              IMS Health, Inc.................... 200,000    3,990
              Medtronic, Inc..................... 300,000   14,781
                                                          --------
                                                            18,771
                                                          --------
              Office Equipment & Services (2.1%)
              Pitney Bowes, Inc.................. 300,000   12,546
                                                          --------
              Pharmaceuticals (11%)
              Abbott Laboratories................ 250,000   14,425
              Bristol-Myers Squibb Co............ 120,000    5,444
              Merck & Co., Inc................... 300,000   17,754
              Pfizer, Inc........................ 300,000   12,501
              Schering-Plough Corp............... 450,000   14,571
                                                          --------
                                                            64,695
                                                          --------
              Raw Materials (0.9%)
              Avery Dennison Corp................  90,000    5,355
                                                          --------
              Restaurants (2.8%)
              McDonald's Corp.................... 600,000   16,308
                                                          --------
              Retail (11.6%)
              Albertson's, Inc................... 100,000    2,875
              Dollar General Corp................ 300,000    4,740
              Gap (The), Inc..................... 300,000    4,320
              Home Depot, Inc.................... 350,000   17,532
              TJX Cos., Inc...................... 250,000   10,335
              Wal-Mart Stores, Inc............... 300,000   17,993
              Walgreen Co........................ 300,000   10,884
                                                          --------
                                                            68,679
                                                          --------
              Semiconductors (5.4%)
              Applied Materials, Inc. (b)........ 400,000   17,460
              Intel Corp......................... 300,000   10,512
              Linear Technology Corp............. 100,000    4,137
                                                          --------
                                                            32,109
                                                          --------

January 31, 2002
(Unaudited)
(Amounts in thousands, except shares)


                                                         AmSouth LARGE CAP FUND
                                              Schedule of Portfolio Investments

                                                   Shares    Value
                                                  --------- --------
           COMMON STOCKS, continued
           Telecommunications -- Equipment (1.7%)
           Lucent Technologies, Inc..............   300,000 $  1,962
           Motorola, Inc.........................   250,000    3,328
           Tellabs, Inc. (b).....................   300,000    4,638
                                                            --------
                                                               9,928
                                                            --------
           Tobacco (0.8%)
           Philip Morris Cos., Inc...............   100,000    5,011
                                                            --------
           Utilities -- Telecommunications (1.7%)
           BellSouth Corp........................   150,000    6,000
           SBC Communications, Inc...............   100,000    3,745
                                                            --------
                                                               9,745
                                                            --------
           TOTAL COMMON STOCKS...................            583,150
                                                            --------
           INVESTMENT COMPANIES (1.3%)
           AIM Liquid Assets Money Market Fund... 1,104,220    1,104
           AmSouth Prime Money Market Fund....... 6,346,623    6,347
                                                            --------
           TOTAL INVESTMENT COMPANIES............              7,451
                                                            --------
           TOTAL INVESTMENTS
            (Cost $364,103) (a) -- 100.2%........            590,601
           Liabilities in excess of other
            assets -- (0.2)%.....................             (1,169)
                                                            --------
           NET ASSETS -- 100.0%..................           $589,432
                                                            ========

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation of securities as follows:

           Unrealized appreciation......................... $274,242
           Unrealized depreciation.........................  (47,744)
                                                            --------
           Net unrealized appreciation..................... $226,498
                                                            ========

(b)Represents non-income producing security.
                      See notes to financial statements.

 AMSOUTH MID CAP FUND
 Schedule of Portfolio Investments



                                                               January 31, 2002
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                        Shares   Value
                                                        ------- -------
        COMMON STOCKS (94.5%)
        Aerospace/Defense (8.2%)
        DRS Technologies, Inc. (b).....................  38,350 $ 1,618
        L-3 Communications Holdings, Inc. (b)..........  30,000   3,076
                                                                -------
                                                                  4,694
                                                                -------
        Computer Software & Services (18.1%)
        Affiliated Computer Services, Inc., Class A (b)  24,000   2,296
        Cognos, Inc. (b)...............................  40,000   1,054
        International Game Technology (b)..............  23,750   1,563
        Parametric Technology Corp. (b)................ 100,000     688
        PeopleSoft, Inc. (b)...........................  52,250   1,698
        Veritas Software Corp. (b).....................  36,800   1,566
        webMethods, Inc. (b)...........................  60,800   1,435
                                                                -------
                                                                 10,300
                                                                -------
        Data Processing & Reproduction (2.6%)
        Fiserv, Inc. (b)...............................  35,000   1,485
                                                                -------
        Electronic Components (8.5%)
        Flextronics International, Ltd. (b)............  36,850     818
        Microchip Technology, Inc. (b).................  55,650   2,098
        QLogic Corp. (b)...............................  39,800   1,947
                                                                -------
                                                                  4,863
                                                                -------
        Entertainment (3.1%)
        MGM Mirage, Inc. (b)...........................  54,000   1,758
                                                                -------
        Financial Services (3.3%)
        Affiliated Managers Group, Inc. (b)............  27,000   1,857
                                                                -------
        Health Care (10.1%)
        Anthem, Inc. (b)...............................  40,500   2,155
        Laboratory Corporation of America
         Holdings (b)..................................  22,150   1,803
        Tenet Healthcare Corp. (b).....................  28,000   1,786
                                                                -------
                                                                  5,744
                                                                -------
        Human Resources (2.9%)
        Robert Half International, Inc. (b)............  63,950   1,677
                                                                -------
        Internet Services (4.0%)
        Internet Security Systems, Inc. (b)............  56,250   2,302
                                                                -------
        Medical Equipment & Supplies (2.5%)
        Varian Medical Systems, Inc. (b)...............  35,900   1,414
                                                                -------
        Multimedia (3.6%)
        Adelphia Communications Corp., Class A (b).....  57,650   1,488
        Gemstar-TV Guide International, Inc. (b).......  31,100     566
                                                                -------
                                                                  2,054
                                                                -------

                                                        Shares    Value
                                                       --------- -------
       COMMON STOCKS, continued
       Oil & Gas Exploration, Production, &
        Services (1.8%)
       Nabors Industries, Inc. (b)....................    32,200 $ 1,008
                                                                 -------
       Pharmaceuticals (9.1%)
       Abgenix, Inc. (b)..............................    40,900     975
       Enzon, Inc. (b)................................    28,700   1,512
       Forest Laboratories, Inc. (b)..................    19,700   1,633
       King Pharmaceuticals, Inc. (b).................    30,000   1,092
                                                                 -------
                                                                   5,212
                                                                 -------
       Retail (12.9%)
       Best Buy Co., Inc. (b).........................    17,050   1,262
       CDW Computer Centers, Inc. (b).................    22,500   1,246
       Coach, Inc. (b)................................    39,850   1,839
       Office Depot, Inc. (b).........................   116,150   1,910
       Tiffany & Co...................................    31,000   1,107
                                                                 -------
                                                                   7,364
                                                                 -------
       Schools & Educational Services (3.8%)
       Apollo Group, Inc., Class A (b)................    46,500   2,169
                                                                 -------
       TOTAL COMMON STOCKS............................            53,901
                                                                 -------
       INVESTMENT COMPANIES (6.7%)....................
       AmSouth Prime Money Market Fund................ 2,986,171   2,986
       AmSouth U.S. Treasury Money Market Fund........   845,921     846
                                                                 -------
       TOTAL INVESTMENT COMPANIES.....................             3,832
                                                                 -------
       TOTAL INVESTMENTS
        (Cost $52,406) (a) -- 101.2%..................            57,733
       Liabilities in excess of other assets -- (1.2)%              (659)
                                                                 -------
       NET ASSETS -- 100.0%...........................           $57,074
                                                                 =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation of securities as follows:

                      Unrealized appreciation.... $ 7,442
                      Unrealized depreciation....  (2,115)
                                                  -------
                      Net unrealized appreciation $ 5,327
                                                  =======

(b)Represents non-income producing securities.

                      See notes to financial statements.

January 31, 2002
(Unaudited)
(Amounts in thousands, except shares)


                                                         AMSOUTH SMALL CAP FUND
                                              Schedule of Portfolio Investments


                                                 Shares or
                                                 Principal
                                                  Amount     Value
                                                 --------- ---------
           COMMON STOCKS (92.3%)
           Aerospace/Defense (1.4%)
           DRS Technologies, Inc. (b)...........   53,300   $  2,249
                                                           ---------
           Beverages (1.1%)
           Constellation Brands, Inc. (b).......   38,200      1,829
                                                           ---------
           Business Services (3.1%)
           FTI Consulting, Inc. (b).............   77,250      2,313
           Reynolds & Reynolds Co., Class A.....   98,500      2,630
                                                           ---------
                                                               4,943
                                                           ---------
           Computer Services (6.1%)
           CACI International, Inc., Class A (b)   85,500      3,104
           Inter-Tel, Inc.......................   57,400      1,274
           InterCept Group, Inc. (b)............   90,800      3,923
           Perot Systems Corp., Class A (b).....   86,000      1,505
                                                           ---------
                                                               9,806
                                                           ---------
           Computers & Peripherals (5.0%)
           Adaptec, Inc. (b)....................  132,000      2,343
           Kronos, Inc. (b).....................   72,100      3,894
           THQ, Inc. (b)........................   41,700      1,878
                                                           ---------
                                                               8,115
                                                           ---------
           Educational Services (1.7%)
           Career Education Corp. (b)...........   81,100      2,676
                                                           ---------
           Electronic Components (3.5%)
           FLIR Systems, Inc. (b)...............   84,700      3,867
           Itron, Inc. (b)......................   66,100      1,821
                                                           ---------
                                                               5,688
                                                           ---------
           Financial Services (7.4%)
           Affiliated Managers Group, Inc. (b)..   36,200      2,490
           Independence Community Bank Corp.....  124,400      3,239
           IndyMac Bancorp, Inc. (b)............   23,200        543
           Net.B@nk, Inc. (b)...................   55,200        740
           New York Community Bancorp, Inc......   59,350      1,634
           Roslyn Bancorp, Inc..................   86,400      1,720
           UCBH Holdings, Inc...................   50,400      1,552
                                                           ---------
                                                              11,918
                                                           ---------
           Food Processing & Packaging (1.9%)
           Dean Foods Co. (b)...................   23,600      1,543
           Smithfield Foods, Inc. (b)...........   71,900      1,597
                                                           ---------
                                                               3,140
                                                           ---------
           Food -- Wholesale and Distribution (1.4%)
           Performance Food Group Co. (b).......   58,900      2,250
                                                           ---------
           Gaming (4.4%)
           Alliance Gaming Corp. (b)............   66,700      2,286
           Argosy Gaming Co. (b)................   19,300        714
           GTECH Holdings Corp. (b).............   80,100      4,078
                                                           ---------
                                                               7,078
                                                           ---------
           Hazardous Waste Disposal (2.0%)
           Stericycle, Inc. (b).................   56,500      3,221
                                                           ---------

                                                      Shares or
                                                      Principal
                                                       Amount    Value
                                                      --------- --------
        COMMON STOCKS, continued
        Insurance (2.9%)
        Brown & Brown, Inc...........................   64,000  $  2,224
        Fidelity National Financial, Inc.............   58,300     1,452
        Hilb, Rogal & Hamilton Co....................   27,200     1,000
                                                                --------
                                                                   4,676
                                                                --------
        Internet Services (1.4%)
        Overture Services, Inc. (b)..................   63,000     2,305
                                                                --------
        Manufacturing (4.6%)
        Alliant Techsystems, Inc. (b)................   33,600     2,990
        Direct Focus, Inc. (b).......................  124,200     4,435
                                                                --------
                                                                   7,425
                                                                --------
        Medical Equipment & Supplies (4.5%)
        American Medical Systems
         Holdings, Inc. (b)..........................  101,400     2,097
        Diagnostic Products Corp.....................   72,500     2,844
        PSS World Medical, Inc. (b)..................   65,000       654
        Varian Medical Systems, Inc. (b).............   44,000     1,734
                                                                --------
                                                                   7,329
                                                                --------
        Medical Services (10.9%)
        AmeriPath, Inc. (b)..........................   90,500     2,713
        AmSurg Corp. (b).............................   17,400       402
        DIANON Systems, Inc. (b).....................   38,700     2,239
        Henry Schein, Inc. (b).......................  108,600     4,983
        NDCHealth Corp...............................   24,200       768
        Pediatrix Medical Group, Inc. (b)............   70,600     2,358
        Renal Care Group, Inc. (b)...................   78,500     2,428
        STERIS Corp. (b).............................   86,900     1,599
                                                                --------
                                                                  17,490
                                                                --------
        Pharmaceuticals (2.2%)
        First Horizon Pharmaceutical Corp. (b).......  122,500     3,550
                                                                --------
        Recreational Vehicles & Boats (1.3%)
        Polaris Industries, Inc......................   36,200     2,060
                                                                --------
        Restaurants (3.7%)
        CRBL Group, Inc..............................  115,400     3,531
        Ruby Tuesday, Inc............................   95,400     2,409
                                                                --------
                                                                   5,940
                                                                --------
        Retail (19.2%)
        Action Performance Cos., Inc. (b)............   68,300     2,742
        Chico's FAS, Inc. (b)........................   97,575     2,922
        Christopher & Banks Corp. (b)................   45,000     1,472
        Circuit City Stores, Inc. -- Carmax Group (b)  169,300     3,567
        Copart, Inc. (b).............................  183,150     4,139
        Fred's, Inc..................................   80,300     3,460
        Gymboree Corp. (b)...........................  107,700     1,506
        O'Reilly Automotive, Inc. (b)................  140,700     4,655
        Pep Boys -- Manny, Moe & Jack................   62,800     1,033
        Regis Corp...................................  163,200     4,331
        Sonic Automotive, Inc. (b)...................   35,400     1,009
                                                                --------
                                                                  30,836
                                                                --------
        Telecom Services (1.1%)
        Metro One Telecommunications, Inc. (b).......   70,000     1,712
                                                                --------

                                   Continued

 AMSOUTH SMALL CAP FUND
 Schedule of Portfolio Investments



                                                               January 31, 2002
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)

                                                      Shares or
                                                      Principal
                                                       Amount    Value
                                                      --------- --------
        COMMON STOCKS, Continued
        Tobacco (1.5%)
        Vector Group, Ltd............................    87,700 $  2,456
                                                                --------
        TOTAL COMMON STOCKS..........................            148,692
                                                                --------
        U.S. TREASURY BILLS* (3.7%)
        1.63%, 2/7/02................................     6,000    5,998
                                                                --------
        TOTAL U.S. TREASURY BILLS....................              5,998
                                                                --------
        Investment Companies (2.4%)
        AmSouth Prime Money Market Fund.............. 3,809,464    3,809
                                                                --------
        TOTAL INVESTMENT COMPANIES...................              3,809
                                                                --------
        TOTAL INVESTMENTS
          (Cost $145,093) (a) -- 98.4%...............            158,499
        Other assets in excess of liabilities -- 1.6%              2,585
                                                                --------
        NET ASSETS -- 100%...........................           $161,084
                                                                ========

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation of securities as follows:

                      Unrealized appreciation.... $17,885
                      Unrealized depreciation....  (4,479)
                                                  -------
                      Net unrealized appreciation $13,406
                                                  =======

(b)Represents non-income producing security.
* Rates disclosed represent yield effective at purchase

                      See notes to financial statements.

January 31, 2002
(Unaudited)
(Amounts in thousands, except shares)


                                                     AMSOUTH EQUITY INCOME FUND
                                              Schedule of Portfolio Investments


                                                   Shares or
                                                   Principal
                                                    Amount    Value
                                                   --------- --------
          COMMON STOCKS & SECURITIES CONVERTIBLE TO
           COMMON STOCKS (96.8%)
          Consumer Discretionary (12.6%)
          Costco Co., 0.00%, CVT. BD., 8/19/02.... $  3,430  $  3,584
          Johnson Controls, Inc...................   20,900     1,757
          Marriott International, Inc., Class A...   69,000     2,814
          Omnicom Group, Inc......................   36,223     3,165
          Reliant Energy/AOL,
           2.00%, CVT. BD., 3/8/02 (b)............ $ 35,000     1,508
          Walt Disney (The) Co....................  109,000     2,296
                                                             --------
                                                               15,124
                                                             --------
          Consumer Staples (8.4%)
          Anheuser-Busch Cos., Inc................   53,300     2,519
          PepsiCo, Inc............................   59,870     3,000
          Performance Food Group Co.,
           5.50%, CVT. BD., 10/16/04.............. $  2,100     2,848
          Suiza Capital Trust II,
           5.50%, CVT. PFD., 4/1/28...............   37,000     1,748
                                                             --------
                                                               10,115
                                                             --------
          Energy (5.3%)
          Apache Corp., $2.02, CVT. PFD., 5/15/02.   62,700     2,771
          Exxon Mobil Corp........................   45,486     1,776
          Nabors Industries, Inc. (b).............   60,000     1,879
                                                             --------
                                                                6,426
                                                             --------
          Finance (17.7%)
          Ace Ltd., 8.25%, CVT. PFD., 5/16/03.....   37,000     2,899
          American Express Co.....................   58,000     2,079
          Citigroup, Inc..........................   73,837     3,500
          Goldman Sachs Group, Inc................   23,000     2,001
          J.P. Morgan Chase & Co..................   40,622     1,383
          Lehman Brothers Holdings, Inc...........   46,100     2,986
          MBIA, Inc...............................   36,800     1,983
          Prudential Financial, Inc...............   40,000     2,198
          Washington Mutual, Inc.,
           8.00%, CVT. PFD., 8/16/04 (PIES).......   29,750     2,255
                                                             --------
                                                               21,284
                                                             --------
          Health Care (14.5%)
          Abbott Laboratories.....................   49,100     2,833
          Amerisource Health Corp.,
           5.00%, CVT. BD., 12/1/07............... $  1,840     2,629
          Anthem, Inc., 6.00%, CVT. PFD., 11/15/04   36,000     2,451
          Gilead Sciences, Inc.,
           5.00%, CVT. BD., 12/20/03.............. $  1,260     1,959
          Johnson & Johnson.......................   43,674     2,512
          Pfizer, Inc.............................   56,400     2,350
          Pharmacia Corp..........................   65,900     2,669
                                                             --------
                                                               17,403
                                                             --------
          Industrials (11.2%)
          General Electric Co.....................   78,100     2,901
          Illinois Tool Works, Inc................   24,300     1,735
          L-3 Communications, Inc.,
           5.25%, CVT. BD., 6/1/09................ $  2,900     4,095

                                                      Shares or
                                                      Principal
                                                       Amount    Value
                                                      --------- --------
        COMMON STOCKS & SECURITIES CONVERTIBLE TO
         COMMON STOCKS, continued
        Industrials, continued
        Minnesota Mining & Manufacturing Co..........   22,000  $  2,438
        W.W. Grainger, Inc...........................   42,000     2,281
                                                                --------
                                                                  13,450
                                                                --------
        Materials (2.6%)
        Ball Corp....................................   39,400     3,101
                                                                --------
        Technology (18.0%)
        Affiliated Computer Services,
         3.50%, CVT. BD., 2/15/06....................  $ 2,015     2,538
        Agilent Technologies, Inc. (b)...............   79,000     2,398
        Dell Computer Corp. (b)......................   62,100     1,707
        Extreme Networks, Inc.,
         3.50%, CVT. BD., 12/01/06 (c)...............  $ 2,050     1,963
        Microsoft Corp. (b)..........................   34,500     2,198
        Photronics, Inc.,
         4.75%, CVT. BD., 12/20/04, (c)..............  $ 2,100     2,447
        Semtech Corp., 4.50%, CVT. BD., 2/1/07.......  $ 1,710     1,832
        Siebel Systems, Inc.,
         5.50%, CVT. BD., 9/15/02....................  $ 1,335     2,169
        Solectron Corp.,
         7.25%, CVT. PFD., 11/15/04..................   70,000     2,084
        Texas Instruments, Inc.......................   69,280     2,162
                                                                --------
                                                                  21,498
                                                                --------
        Telecom Services (5.0%)
        BellSouth Corp...............................   46,000     1,840
        Mediaone Group/Vodafone,
         7.00%, CVT. PFD., 11/15/02..................   98,000     2,313
        SBC Communications, Inc......................   50,950     1,908
                                                                --------
                                                                   6,061
                                                                --------
        Utilities (1.5%)
        Sierra Pacific Resources,
         9.00%, CVT. PFD., 11/15/05..................   32,300     1,786
                                                                --------
        TOTAL COMMON STOCKS &
         SECURITIES CONVERTIBLE TO
         COMMON STOCKS...............................            116,248
                                                                --------
        INVESTMENT COMPANIES (1.1%)
        S&P 500 Depositary Receipt...................   11,700     1,324
                                                                --------
        TOTAL INVESTMENT COMPANIES...................              1,324
                                                                --------
        TOTAL INVESTMENTS
         (Cost $111,168) (a) -- 97.9%................            117,572
        Other assets in excess of liabilities -- 2.1%              2,558
                                                                --------
        NET ASSETS -- 100.0%.........................           $120,130
                                                                ========

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation of securities as follows:

                      Unrealized appreciation.... $ 9,854
                      Unrealized depreciation....  (3,450)
                                                  -------
                      Net unrealized appreciation $ 6,404
                                                  =======

(b)Represents a non-income producing security.

                                   Continued

 AMSOUTH EQUITY INCOME FUND
 Schedule of Portfolio Investments



                                                               January 31, 2002
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


(c)Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Security Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of Trustees.
 CVT. BD. -- Convertible Bond
 CVT. PFD. -- Convertible Preferred Stock
 PIES -- Premium Income Equity Securities

                          Breakdown of Sectors*
                          ---------------------
                    Common Stocks..................... 58.6%
                    Convertible Preferred Stocks...... 15.2%
                    Convertible Bonds................. 23.0%
                    Investment Companies..............  1.1%
                                                       -----
                       Total.......................... 97.9%
                                                       =====

* Percentages indicated are based on net assets.


                      See notes to financial statements.

January 31, 2002
(Unaudited)
(Amounts in thousands, except shares)


                                                          AMSOUTH BALANCED FUND
                                              Schedule of Portfolio Investments


                                                     Shares or
                                                     Principal
                                                      Amount    Value
                                                     --------- --------
        COMMON STOCKS (48.8%)
        Automotive (0.0%)
        Ford Motor Co...............................        8  $     --*
                                                               --------
        Banking (1.7%)
        Bank of America Corp........................   10,000       630
        U.S. Bancorp................................   45,110       939
        Wachovia Corp...............................   15,000       499
        Wells Fargo & Co............................   13,450       624
                                                               --------
                                                                  2,692
                                                               --------
        Business Services (1.5%)
        MPS Group, Inc. (b).........................   61,500       449
        Reynolds & Reynolds Co., Class A............   73,000     1,949
                                                               --------
                                                                  2,398
                                                               --------
        Chemicals -- Speciality (1.6%)
        Engelhard Corp..............................   90,000     2,507
                                                               --------
        Computer Hardware (1.3%)
        Compaq Computer Corp........................   40,000       494
        IBM Corp....................................   15,000     1,618
                                                               --------
                                                                  2,112
                                                               --------
        Computer Software & Services (3.7%)
        Automatic Data Processing, Inc..............   17,720       957
        Cisco Systems, Inc. (b).....................   37,540       743
        Computer Associates International, Inc......   40,000     1,378
        EMC Corp. (b)...............................   27,730       455
        Enterasys Networks, Inc. (b)................  100,000     1,102
        Microsoft Corp. (b).........................   19,180     1,222
                                                               --------
                                                                  5,857
                                                               --------
        Diversified Manufacturing (0.9%)
        General Electric Co.........................   22,810       847
        Tyco International, Ltd.....................   19,900       640
                                                               --------
                                                                  1,487
                                                               --------
        Electrical & Electronic (1.3%)
        Avnet, Inc..................................   79,000     2,105
                                                               --------
        Financial Services (2.6%)
        Citigroup, Inc..............................   20,650       979
        Washington Mutual, Inc......................   93,750     3,217
                                                               --------
                                                                  4,196
                                                               --------
        Food Distributors & Wholesalers (0.7%)
        SYSCO Corp..................................   37,220     1,102
                                                               --------
        Food Products, Processing & Packaging (1.2%)
        Sara Lee Corp...............................   46,000       973
        Sensient Technologies Corp..................   46,000       895
                                                               --------
                                                                  1,868
                                                               --------
        Forest & Paper Products (2.9%)
        International Paper Co......................   35,000     1,462
        Weyerhaeuser................................   15,000       875
        Willamette Industries, Inc..................   40,000     2,218
                                                               --------
                                                                  4,555
                                                               --------

                                                 Shares or
                                                 Principal
                                                  Amount    Value
                                                 --------- --------
            COMMON STOCKS, continued
            Health Care (1.3%)
            Cardinal Health, Inc................  15,635   $  1,031
            Health Management Assoc., Inc.,
             Class A (b)........................  35,000        680
            Johnson & Johnson...................   5,880        338
                                                           --------
                                                              2,049
                                                           --------
            Insurance (4.3%)
            ACE Ltd.............................  10,000        389
            American International Group, Inc...  11,580        859
            Chubb Corp..........................  20,000      1,337
            Marsh & McLennan Cos., Inc..........  15,000      1,528
            St. Paul Cos., Inc..................  60,000      2,681
                                                           --------
                                                              6,794
                                                           --------
            Media (0.7%)
            McGraw Hill Cos., Inc...............  17,630      1,130
                                                           --------
            Medical Equipment & Supplies (0.1%)
            Stryker Corp........................   2,750        162
                                                           --------
            Medical Supplies (2.1%)
            Apogent Technologies, Inc. (b)......  43,450      1,090
            C.R. Bard, Inc......................  44,200      2,168
                                                           --------
                                                              3,258
                                                           --------
            Newspapers (1.3%)
            Gannett Co., Inc....................  30,000      2,024
                                                           --------
            Oil & Gas Exploration, Production, &
             Services (7.8%)
            Burlington Resources, Inc...........  37,200      1,274
            ChevronTexaco Corp..................  29,260      2,452
            Kerr-McGee Corp.....................  30,000      1,589
            Marathon Oil Corp...................  83,000      2,328
            Noble Affiliates....................  25,000        813
            Sunoco, Inc.........................  65,000      2,505
            Valero Energy Corp..................  27,794      1,277
                                                           --------
                                                             12,238
                                                           --------
            Pharmaceuticals (2.9%)
            Baxter International, Inc...........  30,000      1,675
            Merck & Co., Inc....................  13,280        786
            Pfizer, Inc.........................  12,960        540
            Pharmacia Corp......................  40,000      1,620
                                                           --------
                                                              4,621
                                                           --------
            Retail (2.7%)
            CVS Corp............................  20,000        544
            Home Depot, Inc.....................  16,890        846
            May Department Stores Co............  25,500        938
            Safeway, Inc. (b)...................   7,480        303
            Wal-Mart Stores, Inc................  10,530        632
            Walgreen Co.........................  26,400        957
                                                           --------
                                                              4,220
                                                           --------
            Semiconductors (0.7%)
            Intel Corp..........................  32,350      1,134
                                                           --------

                                   Continued

 AMSOUTH BALANCED FUND
 Schedule of Portfolio Investments



                                                               January 31, 2002
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)



                                                        Shares or
                                                        Principal
                                                         Amount    Value
                                                        --------- --------
      COMMON STOCKS, continued
      Telecommunications -- Equipment (0.6%)
      Lucent Technologies, Inc.........................  $20,000  $    131
      Riverstone Networks, Inc. (b)....................   51,311       876
                                                                  --------
                                                                     1,007
                                                                  --------
      Telecommunications -- Wireless (0.1%)
      AT&T Wireless Services Inc. (b)..................   11,263       130
                                                                  --------
      Transportation Leasing & Trucking (0.6%)
      US Freightways Corp..............................   28,000     1,027
                                                                  --------
      Utilities -- Electric & Gas (2.7%)
      Constellation Energy Group.......................   35,000       987
      Mirant Corp. (b).................................   31,809       318
      Reliant Energy, Inc..............................   80,000     2,006
      Xcel Energy, Inc.................................   38,750     1,035
                                                                  --------
                                                                     4,346
                                                                  --------
      Utilities -- Telecommunications (1.5%)
      AT&T Corp........................................   35,000       620
      Verizon Communications...........................   38,400     1,779
                                                                  --------
                                                                     2,399
                                                                  --------
      TOTAL COMMON STOCKS..............................             77,418
                                                                  --------

      CORPORATE BONDS (23.0%)
      Banking (3.1%)
      Northern Trust Co., 7.10%, 8/1/09................    1,000     1,061
      SunTrust Banks, Inc., 7.38%, 7/1/06..............    2,000     2,159
      Wachovia Corp., 6.63%, 11/15/06..................    1,475     1,551
                                                                  --------
                                                                     4,771
                                                                  --------
      Brokerage Services (2.6%)
      Bear Stearns & Co., Inc., 6.50%, 8/1/02..........    2,000     2,036
      Morgan Stanley Group, Inc., 8.10%, 6/24/02.......    2,000     2,046
                                                                  --------
                                                                     4,082
                                                                  --------
      Consumer Goods (2.6%)
      Procter & Gamble Co., 5.25%, 9/15/03.............    2,000     2,061
      Unilever Capital Corp., 6.88%, 11/1/05...........    2,000     2,137
                                                                  --------
                                                                     4,198
                                                                  --------
      Data Processing/Management (2.0%)
      First Data Corp., 6.75%, 7/15/05.................    3,000     3,188
                                                                  --------
      Diversified Manufacturing (1.6%)
      Avnet Inc., 6.45%, 8/15/03.......................    2,500     2,516
                                                                  --------
      Electronic Components/Instruments (0.6%)
      Honeywell, Inc., 6.75%, 3/15/02..................    1,000     1,005
                                                                  --------
      Financial Services (2.0%)
      Commercial Credit Co., 7.88%, 7/15/04............    1,000     1,085
      Prudential Funding LLC, 6.60%, 5/15/08 (c).......    2,000     2,064
                                                                  --------
                                                                     3,149
                                                                  --------
      Forest & Paper Products (0.6%)
      Mead Corp., 6.60%, 3/1/02........................    1,000     1,003
                                                                  --------
      Industrial Goods & Services (1.9%)
      Caterpillar Financial Services, 6.02%, 4/15/02...    1,000     1,008
      Illinois Tool Works, 5.75%, 3/1/09...............    2,000     2,009
                                                                  --------
                                                                     3,017
                                                                  --------

                                                  Shares or
                                                  Principal
                                                   Amount     Value
                                                  ---------- --------
           CORPORATE BONDS, continued
           Newspapers (0.3%)
           Times Mirror Co., 7.45%, 10/15/09..... $      500 $    529
                                                             --------
           Oil & Gas Exploration, Production, &
             Services (1.0%)
           Conoco Inc., 6.35%, 4/15/09...........      1,500    1,531
                                                             --------
           Retail (1.9%)
           Sears, Roebuck and Co., 6.00%, 3/20/03      2,000    2,054
           Wal-Mart Stores, Inc., 6.75%, 5/15/02.      1,000    1,013
                                                             --------
                                                                3,067
                                                             --------
           Tools (1.4%)
           Stanley Works, 7.38%, 12/15/02........      2,200    2,283
                                                             --------
           Utilities -- Telecommunications (1.4%)
           BellSouth Telecommunications,
            6.00%, 6/15/02.......................      2,200    2,224
                                                             --------
           TOTAL CORPORATE BONDS.................              36,563
                                                             --------

           MUNICIPAL BONDS (2.6%)
           Illinois (2.6%)
           Chicago Public Building, 7.00%, 1/1/06      3,800    4,083
                                                             --------
           TOTAL MUNICIPAL BONDS.................               4,083
                                                             --------

           U.S. GOVERNMENT AGENCIES (12.0%)
           Fannie Mae (3.3%)
           6.21%, 11/7/07........................      5,000    5,268
                                                             --------
           Freddie Mac (4.5%)
           5.83%, 2/9/06.........................      7,000    7,298
                                                             --------
           Government National Mortgage Assoc. (2.9%)
           6.50%, 11/20/28.......................      4,520    4,551
                                                             --------
           Tennessee Valley Authority (1.3%)
           5.38%, 11/13/08.......................      2,000    1,992
                                                             --------
           TOTAL U.S. GOVERNMENT
            AGENCIES.............................              19,109
                                                             --------
           U.S. TREASURY BONDS (9.8%)
           7.50%, 11/15/16.......................      8,000    9,536
           7.25%, 8/15/22........................      5,000    5,941
                                                             --------
           TOTAL U.S. TREASURY BONDS.............              15,477
                                                             --------
           U.S. TREASURY NOTES (2.0%)
           6.00%, 8/15/09........................      3,000    3,204
                                                             --------
           TOTAL U.S. TREASURY NOTES.............               3,204
                                                             --------

           INVESTMENT COMPANIES (1.6%)
           AmSouth Prime Money Market Fund.......  1,149,370    1,149
           AmSouth U.S. Treasury Money Market
            Fund.................................  1,355,272    1,356
                                                             --------
           TOTAL INVESTMENT COMPANIES............               2,505
                                                             --------
           TOTAL INVESTMENTS
            (Cost $134,012) (a) -- 99.8%.........             158,359
           Other assets in excess of
            liabilities -- 0.2%..................                 295
                                                             --------
           NET ASSETS -- 100.0%..................            $158,654
                                                             ========

                                   Continued

                                                          AMSOUTH BALANCED FUND
                                              Schedule of Portfolio Investments



January 31, 2002
(Unaudited)
(Amounts in thousands, except shares)


--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation of securities as follows:

                      Unrealized appreciation.... $28,856
                      Unrealized depreciation....  (4,509)
                                                  -------
                      Net unrealized appreciation $24,347
                                                  =======

(b)Represents non-income producing security.
(c)Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Security Act of 1933, as amended.
* Due to rounding, figure is below thousand dollar threshold.


                      See notes to financial statements.

 AMSOUTH SELECT EQUITY FUND
 Schedule of Portfolio Investments



                                                               January 31, 2002
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                     Shares  Value
                                                     ------ -------
            COMMON STOCKS (97.5%)
            Beverages (4.1%)
            Coca-Cola Co............................ 13,300 $   582
                                                            -------
            Computer Software & Services (6.7%)
            Automatic Data Processing, Inc.......... 17,500     945
                                                            -------
            Consumer Goods (4.4%)
            Gillette Co............................. 18,600     619
                                                            -------
            Cosmetics/Personal Care (5.4%)
            Kimberly-Clark Corp..................... 12,500     754
                                                            -------
            Financial Services (10.6%)
            Dun & Bradstreet Corp. (b).............. 14,950     514
            H & R Block, Inc........................ 15,700     727
            Moody's Corp............................  6,700     251
                                                            -------
                                                              1,492
                                                            -------
            Food Distributors & Wholesalers (7.1%)
            SYSCO Corp.............................. 33,900   1,004
                                                            -------
            Food Products, Processing, & Packaging (21.5%)
            General Mills, Inc...................... 17,300     858
            H.J. Heinz Co........................... 16,000     663
            Hershey Foods Corp......................  8,600     605
            International Flavors & Fragrances, Inc. 19,300     581
            J.M. Smucker Co.........................  9,500     304
                                                            -------
                                                              3,011
                                                            -------
            Machinery & Equipment (3.3%)
            Briggs & Stratton Corp..................  4,500     192
            Snap-On, Inc............................  8,300     270
                                                            -------
                                                                462
                                                            -------
            Medical Products (0.3%)
            Zimmer Holdings, Inc. (b)...............  1,100      36
                                                            -------
            Newspapers (8.2%)
            Gannett Co., Inc........................  9,200     621
            Lee Enterprises.........................  7,400     252
            Washington Post, Class B................    501     280
                                                            -------
                                                              1,153
                                                            -------

                                                   Shares   Value
                                                   ------- -------
             COMMON STOCKS, continued
             Office Equipment & Services (5.7%)
             Pitney Bowes, Inc....................  19,100 $   799
                                                           -------
             Pharmaceuticals (9.1%)
             Bristol-Myers Squibb Co..............  15,300     694
             Pharmacia Corp.......................  14,500     587
                                                           -------
                                                             1,281
                                                           -------
             Pollution Control Services & Equipment (6.8%)
             Waste Management, Inc................  33,260     959
                                                           -------
             Restaurants (4.3%)
             McDonald's Corp......................  22,200     603
                                                           -------
             TOTAL COMMON STOCKS..................          13,700
                                                           -------

             INVESTMENT COMPANIES (3.0%)
             AmSouth Prime Money Market Fund...... 423,339 $   423
             AmSouth U.S. Treasury Money Market
              Fund................................   1,048       1
                                                           -------
             TOTAL INVESTMENT COMPANIES...........             424
                                                           -------
             TOTAL INVESTMENTS (Cost $12,803)
              (a) -- 100.5%.......................          14,124
             Liabilities in excess of other
              assets -- (0.5)%....................             (77)
                                                           -------
             NET ASSETS -- 100.0%.................         $14,047
                                                           =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation of securities as follows:

                      Unrealized appreciation.... $1,976
                      Unrealized depreciation....   (655)
                                                  ------
                      Net unrealized appreciation $1,321
                                                  ======

(b)Represents non-income producing securities.

                      See notes to financial statements.

January 31, 2002
(Unaudited)
(Amounts in thousands, except shares)


                                                   AMSOUTH ENHANCED MARKET FUND
                                              Schedule of Portfolio Investments


                                                     Shares  Value
                                                     ------ -------
             COMMON STOCKS (96.8%)
             Advertising (0.0%)
             TMP Worldwide, Inc. (b)................    100 $     4
                                                            -------
             Aerospace/Defense (2.0%)
             Boeing Co..............................  7,300     299
             General Dynamics Corp..................  1,700     152
             Lockheed Martin Corp...................  3,400     180
             Northrop Grumman Corp..................    400      45
             Raytheon Co............................  1,700      65
             Rockwell Collins.......................    900      20
             United Technologies Corp...............  3,400     234
                                                            -------
                                                                995
                                                            -------
             Agriculture (0.2%)
             Archer-Daniels-Midland Co..............  5,811      81
                                                            -------
             Airlines (0.3%)
             AMR Corp. (b)..........................  1,500      37
             Southwest Airlines Co..................  6,700     127
                                                            -------
                                                                164
                                                            -------
             Appliances (0.1%)
             Maytag Corp............................    700      23
             Whirlpool Corp.........................    100       7
                                                            -------
                                                                 30
                                                            -------
             Automotive (1.0%)
             Ford Motor Co.......................... 15,900     243
             General Motors Corp....................  5,100     261
                                                            -------
                                                                504
                                                            -------
             Automotive Parts (0.2%)
             Cooper Tire & Rubber Co................    400       6
             Delphi Automotive Systems..............  2,637      38
             Eaton Corp.............................    600      44
             Genuine Parts Co.......................    500      18
             Visteon Corp...........................    691       9
                                                            -------
                                                                115
                                                            -------
             Banking (4.4%)
             Bank of America Corp...................  7,500     472
             Bank of New York Co., Inc..............  6,800     279
             Bank One Corp..........................    700      26
             Comerica, Inc..........................    800      45
             FleetBoston Financial Corp.............  5,018     169
             Huntington Bancshares, Inc.............  2,386      42
             J.P. Morgan Chase & Co., Inc........... 10,720     365
             Keycorp................................  2,000      49
             PNC Financial Services Group...........  2,700     156
             SouthTrust Corp........................    600      15
             Wachovia Corp..........................  6,500     216
             Wells Fargo Co.........................  8,000     371
                                                            -------
                                                              2,205
                                                            -------
             Beverages (2.1%)
             Adolph Coors Co., Class B..............    300      16
             Anheuser-Busch Cos., Inc...............  4,200     199
             Brown-Forman Corp......................    200      13
             Coca Cola Enterprises, Inc.............    300       5
             Coca-Cola Co........................... 11,600     507

                                                     Shares  Value
                                                     ------ -------
             COMMON STOCKS, continued
             Beverages, continued
             Pepsi Bottling Group (The), Inc........  1,400 $    32
             PepsiCo, Inc...........................  5,490     275
                                                            -------
                                                              1,047
                                                            -------
             Biotechnology (1.1%)
             Amgen, Inc. (b)........................  6,800     378
             Biogen, Inc. (b).......................  1,300      70
             MedImmune, Inc. (b)....................  1,800      76
                                                            -------
                                                                524
                                                            -------
             Brokerage Services (1.4%)
             Bear Stearns Cos. (The), Inc...........    200      12
             Lehman Brothers Holdings, Inc..........  2,000     130
             Merrill Lynch & Co., Inc...............  3,900     199
             Morgan Stanley Dean Witter & Co........  6,200     340
                                                            -------
                                                                681
                                                            -------
             Chemicals (1.2%)
             Air Products and Chemicals, Inc........  1,100      51
             Dow Chemical Co........................  1,500      44
             E.I. du Pont de Nemours & Co...........  4,878     215
             Eastman Chemical Co....................    700      28
             FMC Corp. (b)..........................    300      11
             PPG Industries, Inc....................  1,400      68
             Praxair, Inc...........................  1,100      64
             Rohm & Haas Co.........................  2,000      74
             Sherwin Williams Co....................  1,300      36
             Sigma Aldrich Corp.....................    400      17
                                                            -------
                                                                608
                                                            -------
             Chemicals -- Speciality (0.1%)
             Ashland, Inc...........................    700      33
             Engelhard Corp.........................  1,200      33
                                                            -------
                                                                 66
                                                            -------
             Commercial Services (0.3%)
             Deluxe Corp............................    700      32
             Ecolab, Inc............................  1,100      47
             Fluor Corp.............................    400      13
             R.R. Donnelley & Sons Co...............    200       6
             Robert Half International, Inc. (b)....    200       5
             Sabre Holdings Group, Inc. (b).........  1,200      54
                                                            -------
                                                                157
                                                            -------
             Computer Hardware (3.4%)
             Apple Computer, Inc. (b)...............  2,200      54
             Compaq Computer Corp................... 12,600     156
             Dell Computer Corp. (b)................ 12,100     333
             IBM Corp...............................  8,600     927
             Sun Microsystems, Inc. (b)............. 19,300     208
                                                            -------
                                                              1,678
                                                            -------
             Computer Software (5.7%)
             Adobe Systems, Inc.....................  1,500      51
             Autodesk, Inc..........................    300      12
             Avaya, Inc. (b)........................  1,379      12
             BMC Software, Inc. (b).................  1,800      32
             Citrix Systems, Inc. (b)...............  1,300      22
             Computer Associates International, Inc.  4,000     138
             Computer Sciences Corp. (b)............    800      36

                                   Continued

 AMSOUTH ENHANCED MARKET FUND
 Schedule of Portfolio Investments


                                                               January 31, 2002
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                     Shares  Value
                                                     ------ -------
             COMMON STOCKS, continued
             Computer Software, continued
             Compuware Corp. (b)....................  2,600 $    35
             Intuit, Inc. (b).......................  1,800      71
             Mercury Interactive Corp. (b)..........    700      27
             Microsoft Corp. (b).................... 26,900   1,713
             Oracle Corp. (b)....................... 29,200     503
             Parametric Technology Corp. (b)........  2,300      16
             Peoplesoft, Inc. (b)...................  2,500      81
             Siebel Systems, Inc. (b)...............  2,700      96
                                                            -------
                                                              2,845
                                                            -------
             Computers & Peripherals (3.4%)
             Cisco Systems, Inc. (b)................ 36,600     725
             Convergys Corp. (b)....................    800      25
             Electronic Data Systems Corp...........  3,800     238
             EMC Corp. (b).......................... 13,662     224
             Hewlett-Packard Co..................... 15,300     338
             Jabil Circuit, Inc. (b)................  1,800      42
             Network Appliance Corp. (b)............  3,000      54
             Palm, Inc. (b).........................  2,836      11
             Sapient Corp. (b)......................    600       3
             Unisys Corp. (b).......................  2,400      30
                                                            -------
                                                              1,690
                                                            -------
             Consumer Goods (0.3%)
             American Greetings Corp., Class A......    300       4
             Brunswick Corp.........................    400      10
             National Service Industries, Inc.......     50       0
             Nike, Inc., Class B....................  2,500     150
                                                            -------
                                                                164
                                                            -------
             Containers & Packaging (0.0%)
             Ball Corp..............................    100       8
             Pactiv Corp. (b).......................    800      14
                                                            -------
                                                                 22
                                                            -------
             Cosmetics/Personal Care (1.5%)
             Avon Products, Inc.....................    200      10
             Colgate-Palmolive Co...................    400      23
             Gillette Co............................  4,900     163
             Kimberly Clark Corp....................  3,800     229
             Procter & Gamble Co....................  4,200     343
                                                            -------
                                                                768
                                                            -------
             Data Processing & Reproduction (1.0%)
             Automatic Data Processing, Inc.........  2,900     157
             First Data Corp........................  3,400     281
             Fiserv, Inc. (b).......................  1,100      47
                                                            -------
                                                                485
                                                            -------
             Diversified Manufacturing (5.0%)
             Acuity Brands, Inc.....................    200       3
             Crane Co...............................    300       7
             General Electric Co.................... 42,000   1,559
             Goodrich Corp..........................  1,000      28
             Honeywell International, Inc...........  6,000     202
             ITT Industries, Inc....................    800      42
             Minnesota Mining & Manufacturing Co....  2,500     277
             Textron, Inc...........................  1,300      60
             Tyco International, Ltd................  9,069     319
                                                            -------
                                                              2,497
                                                            -------

                                                     Shares  Value
                                                     ------ -------
            COMMON STOCKS, continued
            Electronic Components (1.4%)
            Agilent Technologies, Inc. (b)..........  2,079 $    63
            Altera Corp. (b)........................  3,600      90
            Analog Devices, Inc. (b)................  3,000     131
            Applied Micro Circuits Corp. (b)........  2,800      28
            Broadcom Corp., Class A (b).............  2,400     102
            Cooper Industries.......................    900      33
            Millipore Corp..........................    200      11
            Mirant Corp. (b)........................  1,551      16
            Molex, Inc..............................    400      12
            QLogic Corp. (b)........................    900      44
            Tektronix, Inc. (b).....................    800      20
            Vitesse Semiconductor Corp. (b).........  1,700      22
            Xilinx, Inc. (b)........................  3,100     134
                                                            -------
                                                                706
                                                            -------
            Electronic Components/Instruments (0.9%)
            American Power Conversion Corp. (b).....  1,600      24
            Emerson Electric Co.....................  3,300     190
            Johnson Controls, Inc...................    700      59
            Parker-Hannifin Corp....................    600      29
            PerkinElmer, Inc........................    500      15
            Rockwell International Corp.............  1,700      33
            Teradyne, Inc. (b)......................  1,600      48
            Thermo Electron Corp. (b)...............  1,300      29
            Thomas & Betts Corp.....................    300       6
                                                            -------
                                                                433
                                                            -------
            Entertainment (1.1%)
            AOL-Time Warner, Inc. (b)............... 17,000     447
            Harrah's Entertainment, Inc. (b)........  1,100      42
            Walt Disney (The) Co....................  2,600      55
                                                            -------
                                                                544
                                                            -------
            Financial Services (6.4%)
            Ambac Financial Group, Inc..............    900      54
            American Express Co..................... 10,000     359
            Capital One Financial Corp..............  1,000      50
            Charter One Financial, Inc..............    976      29
            Citigroup, Inc.......................... 19,966     946
            Fannie Mae..............................  6,100     494
            Freddie Mac.............................  4,900     329
            Golden West Financial Corp..............  1,100      70
            H & R Block, Inc........................    800      37
            Household International, Inc............  3,100     159
            John Hancock Financial Services, Inc....  1,400      54
            MBIA, Inc...............................    650      35
            Mellon Financial Corp...................  4,500     173
            Moody's Corp............................    700      26
            State Street Corp.......................  3,000     161
            Stilwell Financial, Inc.................  1,000      25
            Synovus Financial Corp..................    400      11
            U.S. Bancorp............................  3,807      79
            USA Education, Inc......................    800      72
                                                            -------
                                                              3,163
                                                            -------
            Food Distributors & Wholesalers (0.0%)
            SYSCO Corp..............................    800      24
                                                            -------

                                   Continued

January 31, 2002
(Unaudited)
(Amounts in thousands, except shares)


                                                   AMSOUTH ENHANCED MARKET FUND
                                              Schedule of Portfolio Investments


                                                      Shares  Value
                                                      ------ -------
            COMMON STOCKS, continued
            Food Products, Processing, & Packaging (1.0%)
            Campbell Soup Co.........................   500  $    14
            ConAgra Foods, Inc.......................   700       17
            General Mills, Inc.......................   400       20
            H.J. Heinz Co............................   400       17
            Hershey Foods Corp....................... 1,300       91
            International Flavors & Fragrances, Inc..   900       27
            Kellogg Co...............................   500       15
            Sara Lee Corp............................ 7,100      151
            Unilever NV ADR.......................... 2,650      150
            William Wrigley Jr. Co...................   300       16
                                                             -------
                                                                 518
                                                             -------
            Forest & Paper Products (0.8%)
            Boise Cascade Corp.......................   500       18
            Georgia Pacific Corp.....................   300        8
            International Paper Co................... 4,300      180
            Louisiana Pacific Corp...................   500        4
            Meadwestvaco Corp. (b)................... 1,400       45
            Temple-Inland, Inc.......................   500       28
            Weyerhaeuser Co.......................... 1,000       58
            Willamette Industries, Inc............... 1,000       55
                                                             -------
                                                                 396
                                                             -------
            Gaming (0.0%)
            International Game Technology (b)........   100        7
                                                             -------
            Gas Distribution (0.4%)
            El Paso Energy Corp...................... 2,353       89
            KeySpan Corp.............................   700       23
            Kinder Morgan, Inc.......................   500       26
            Nicor, Inc...............................   200        8
            Sempra Energy............................ 1,000       24
            Williams Cos., Inc....................... 2,400       42
                                                             -------
                                                                 212
                                                             -------
            Health Care (0.1%)
            HEALTHSOUTH Corp. (b).................... 1,900       22
            Humana, Inc. (b).........................   800       10
                                                             -------
                                                                  32
                                                             -------
            Health Care Services (0.6%)
            IMS Health, Inc..........................   600       12
            Manor Care, Inc. (b)..................... 1,000       20
            Tenet Healthcare Corp. (b)............... 2,900      185
            Wellpoint Health Networks, Inc. (b)......   600       76
                                                             -------
                                                                 293
                                                             -------
            Home Builders (0.1%)
            Centex Corp..............................   600       35
            KB Home..................................   200        9
                                                             -------
                                                                  44
                                                             -------
            Hotels & Lodging (0.1%)
            Hilton Hotels Corp....................... 1,800       22
            Marriott International, Inc., Class A....   500       20
            Starwood Hotels & Resorts Worldwide, Inc.   900       31
                                                             -------
                                                                  73
                                                             -------
            Household Products (0.3%)
            Clorox (The) Co.......................... 1,100       45
            Fortune Brands, Inc...................... 1,400       56

                                                       Shares  Value
                                                       ------ -------
           COMMON STOCKS, continued
           Household Products, continued
           Newell Rubbermaid, Inc.....................    900 $    25
           Tupperware Corp............................    300       6
                                                              -------
                                                                  132
                                                              -------
           Insurance (4.8%)
           AFLAC, Inc.................................  4,500     118
           Allstate (The) Corp........................  6,800     219
           American International Group, Inc.......... 10,216     757
           Chubb Corp.................................  1,600     107
           Cigna Corp.................................  1,300     120
           Cincinnati Financial Corp..................    300      12
           Hartford Financial Services Group..........  2,200     146
           Jefferson Pilot Corp.......................  1,200      57
           Loews Corp.................................  1,800     109
           Marsh & McLennan Cos., Inc.................  2,500     254
           MetLife, Inc...............................  3,500     106
           MGIC Investment Corp.......................  1,000      67
           Safeco Corp................................  1,200      37
           St. Paul Cos. (The), Inc...................  2,000      89
           Torchmark Corp.............................  1,100      42
           UnumProvident Corp.........................  2,000      57
           XL Capital, Ltd., Class A..................  1,200     106
                                                              -------
                                                                2,403
                                                              -------
           Machinery & Equipment (0.4%)
           Black & Decker Corp........................    800      33
           Caterpillar, Inc...........................  1,600      81
           Dover Corp.................................    500      19
           Ingersoll Rand Co..........................  1,500      67
           Snap-on, Inc...............................    500      16
           W W Grainger, Inc..........................    100       5
                                                              -------
                                                                  221
                                                              -------
           Media (0.7%)
           Clear Channel Communications, Inc. (b).....    800      37
           Comcast Corp., Special Class A (b).........  1,300      46
           McGraw-Hill Cos., Inc......................    900      58
           Meredith Corp..............................    200       7
           Univision Communications, Inc., Class A (b)    300      10
           Viacom, Inc., Class B (b)..................  4,724     189
                                                              -------
                                                                  347
                                                              -------
           Medical Supplies (1.4%)
           Allergan, Inc..............................    600      40
           Applied Biosystems Group...................  1,900      42
           Becton, Dickinson & Co.....................  2,300      83
           Biomet, Inc................................  2,350      76
           C.R. Bard, Inc.............................    200      10
           Guidant Corp. (b)..........................  2,400     115
           Medtronic, Inc.............................  5,600     276
           St. Jude Medical, Inc. (b).................    500      40
           Viasys Healthcare, Inc. (b)................    189       4
           Zimmer Holdings Inc (b)....................    910      30
                                                              -------
                                                                  716
                                                              -------
           Metals & Mining (1.0%)
           Alcan Aluminum, Ltd........................  1,500      58
           Alcoa, Inc.................................  7,700     277
           Allegheny Technologies, Inc................    400       6

                                   Continued

 AMSOUTH ENHANCED MARKET FUND
 Schedule of Portfolio Investments


                                                               January 31, 2002
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                        Shares  Value
                                                        ------ -------
         COMMON STOCKS, continued
         Metals & Mining, continued
         Barrick Gold Corp.............................  2,489 $    43
         Freeport-McMoRan Copper & Gold, Inc. (b)......    700      11
         Inco Ltd. (b).................................    900      16
         Newmont Mining Corp...........................    200       4
         Nucor Corp....................................    700      42
         Placer Dome, Inc..............................  1,500      19
                                                               -------
                                                                   476
                                                               -------
         Newspapers (0.4%)
         Dow Jones & Co., Inc..........................    200      10
         Gannett Co., Inc..............................  2,400     163
         Knight-Ridder, Inc............................    200      12
         New York Times Co.............................    400      17
                                                               -------
                                                                   202
                                                               -------
         Office Equipment & Services (0.3%)
         Avery Dennison Corp...........................    300      18
         Cintas Corp...................................    400      20
         Lexmark International Group, Inc., Class A (b)    200      11
         Pitney Bowes, Inc.............................  2,100      88
                                                               -------
                                                                   137
                                                               -------
         Oil & Gas Exploration, Production, &
          Services (6.1%)
         FMC Technologies Inc. (b).....................    515       8
         Amerada Hess Corp.............................    700      43
         Anadarko Petroleum Corp.......................  1,200      59
         Apache Corp...................................  1,320      64
         Baker Hughes, Inc.............................  2,952     104
         Burlington Resources, Inc.....................  1,500      51
         ChevronTexaco Corp............................  4,919     412
         Conoco, Inc...................................  2,890      81
         Exxon Mobil Corp.............................. 32,164   1,257
         Marathon Oil Corp.............................  2,900      81
         McDermott International, Inc. (b).............    300       4
         Nabors Industries, Inc. (b)...................  1,400      44
         Noble Drilling Corp. (b)......................  1,300      42
         Phillips Petroleum Co.........................    160       9
         Progress Energy, Inc..........................      1       0
         Rowan Cos., Inc. (b)..........................    900      16
         Royal Dutch Petroleum Co...................... 10,000     500
         Schlumberger Ltd..............................  3,700     209
         Sunoco, Inc...................................    800      31
         Unocal Corp...................................  1,100      38
                                                               -------
                                                                 3,053
                                                               -------
         Pharmaceuticals (11.4%)
         Abbott Laboratories...........................  7,200     415
         American Home Products Corp...................  8,100     524
         AmerisourceBergen Corp........................    500      32
         Baxter International, Inc.....................  3,900     218
         Bristol-Myers Squibb Co....................... 10,100     458
         Eli Lilly & Co................................  6,600     496
         Forest Laboratories, Inc. (b).................  1,400     116
         Immunex Corp. (b).............................  4,200     117
         Johnson & Johnson............................. 11,400     656
         King Pharmaceuticals, Inc. (b)................  1,066      39
         Merck & Co., Inc.............................. 10,700     633
         Pfizer, Inc................................... 31,950   1,331

                                                    Shares  Value
                                                    ------ -------
             COMMON STOCKS, continued
             Pharmaceuticals, continued
             Pharmacia Corp........................  7,074 $   286
             Schering-Plough Corp..................  9,700     314
             Watson Pharmaceuticals, Inc. (b)......    200       6
                                                           -------
                                                             5,641
                                                           -------
             Photography & Imaging (0.1%)
             Eastman Kodak Co......................  1,000      28
                                                           -------
             Pollution Control Services & Equipment (0.2%)
             Waste Management, Inc.................  2,900      84
                                                           -------
             Railroads (0.6%)
             Burlington Northern Santa Fe..........  3,500      99
             Norfolk Southern Corp.................  2,900      65
             Union Pacific Corp....................  2,200     137
                                                           -------
                                                               301
                                                           -------
             Real Estate Investment Trust (0.1%)
             Equity Office Properties Trust........  1,900      55
                                                           -------
             Restaurants (0.3%)
             Darden Restaurants, Inc...............  1,100      45
             McDonald's Corp.......................  1,500      41
             Starbucks Corp. (b)...................    500      12
             Tricon Global Restaurants (b).........    500      28
             Wendy's International, Inc............  1,100      34
                                                           -------
                                                               160
                                                           -------
             Retail (7.1%)
             Albertson's, Inc......................    500      14
             AutoZone, Inc. (b)....................    200      14
             Bed Bath & Beyond, Inc. (b)...........    700      24
             Best Buy Co., Inc. (b)................  1,000      74
             Big Lots, Inc.........................    600       6
             Circuit City Stores, Inc..............  1,000      30
             CVS Corp..............................  3,600      98
             Dillard's Inc., Class A...............    400       6
             Dollar General Corp...................    400       6
             Family Dollar Stores, Inc.............    800      27
             Federated Department Stores, Inc. (b).    300      12
             Gap (The), Inc........................  7,900     114
             Home Depot, Inc....................... 13,800     691
             J.C. Penney Co., Inc..................  1,200      30
             Kroger (The) Co. (b)..................  1,100      23
             Limited (The), Inc....................  4,000      74
             Liz Claiborne, Inc....................    400      11
             Lowe's Cos., Inc......................  5,100     235
             May Department Stores Co..............  2,800     103
             Office Depot, Inc. (b)................  1,400      23
             RadioShack Corp.......................  1,700      54
             Safeway, Inc. (b).....................  2,400      97
             Sears, Roebuck & Co...................  3,100     164
             Staples, Inc. (b).....................  2,100      38
             SUPERVALU, Inc........................    600      15
             Target Corp...........................  5,800     258
             Toys R Us, Inc. (b)...................  1,800      35
             Wal-Mart Stores, Inc.................. 17,800   1,067
             Walgreen Co...........................  4,700     171
                                                           -------
                                                             3,514
                                                           -------

                                   Continued

                                                   AMSOUTH ENHANCED MARKET FUND
                                              Schedule of Portfolio Investments


January 31, 2002
(Unaudited)
(Amounts in thousands, except shares)


                                                     Shares  Value
                                                     ------ -------
            COMMON STOCKS, continued
            Semiconductors (4.5%)
            Advanced Micro Devices, Inc. (b)........  1,600 $    26
            Applied Materials, Inc. (b).............  5,300     231
            Conexant Systems, Inc. (b)..............  1,200      16
            Intel Corp.............................. 34,900   1,222
            KLA-Tencor Corp. (b)....................    900      52
            Linear Technology Corp..................  1,500      62
            LSI Logic Corp. (b) (b).................    700      12
            Maxim Integrated Products, Inc. (b).....  1,500      83
            Micron Technology, Inc. (b).............  2,800      95
            National Semiconductor Corp. (b)........  1,600      45
            Novellus Systems, Inc. (b)..............    700      30
            PMC-Sierra, Inc. (b)....................  1,500      36
            Texas Instruments, Inc..................  9,900     308
                                                            -------
                                                              2,218
                                                            -------
            Steel (0.0%)
            Worthington Industries, Inc.............    400       6
                                                            -------
            Telecommunications -- Equipment (1.2%)
            ADC Telecommunications, Inc. (b)........  5,700      28
            Andrew Corp. (b)........................    700      13
            CIENA Corp. (b).........................  2,100      27
            Comverse Technology, Inc. (b)...........    900      19
            Corning, Inc............................  8,500      68
            JDS Uniphase Corp. (b).................. 11,300      79
            Lucent Technologies, Inc................ 22,050     144
            Motorola, Inc........................... 10,231     136
            Scientific-Atlanta, Inc.................  1,200      32
            Tellabs, Inc. (b).......................  2,600      40
                                                            -------
                                                                586
                                                            -------
            Telecommunications -- Wireless (0.9%)
            AT&T Wireless Services, Inc. (b)........ 11,821     136
            Nortel Networks Corp., ADR.............. 14,900     108
            Qualcomm, Inc. (b)......................  4,400     194
                                                            -------
                                                                438
                                                            -------
            Tobacco (1.2%)
            Philip Morris Cos., Inc................. 11,900     597
            UST, Inc................................    500      17
                                                            -------
                                                                614
                                                            -------
            Toys/Games/Hobbies (0.0%)
            Mattel, Inc.............................     65       1
                                                            -------
            Transportation & Shipping (0.2%)
            FedEx Corp. (b).........................  1,400      75
                                                            -------
            Transportation Leasing & Trucking (0.0%)
            Ryder System, Inc.......................    300       7
                                                            -------
            Utilities -- Electric & Gas (2.3%)
            AES Corp. (b)...........................  1,300      18
            Allegheny Energy, Inc...................    600      20
            Ameren Corp.............................    600      26
            American Electric Power Co..............  1,520      63
            Cinergy Corp............................    800      26
            CMS Energy Corp.........................    600      14
            Consolidated Edison, Inc................  1,000      41
            Constellation Energy Group..............    800      23
            Dominion Resources, Inc.................  1,104      65
            DTE Energy Co...........................    700      29

                                                       Shares    Value
                                                      --------- -------
        COMMON STOCKS, continued
        Utilities -- Electric & Gas, continued
        Duke Energy Corp.............................     3,600 $   125
        Dynergy Inc., Class A........................     1,500      36
        Edison International (b).....................     1,500      23
        Entergy Corp.................................     1,000      41
        Exelon Corp..................................     1,475      72
        Firstenergy Corp.............................     1,497      56
        FPL Group, Inc...............................       800      43
        Niagara Mohawk Holdings, Inc. (b)............       800      15
        Nisource, Inc................................     1,000      21
        Peoples Energy Corp..........................       200       7
        PG&E Corp....................................     1,800      39
        Pinnacle West Capital Corp...................       400      16
        PPL Corp.....................................       650      22
        Progress Energy, Inc.........................     1,037      45
        Public Service Enterprise Group, Inc.........     1,000      42
        Reliant Energy, Inc..........................     1,400      35
        Southern Co..................................     3,200      78
        TECO Energy, Inc.............................       600      15
        TXU Corp.....................................     1,200      58
        Xcel Energy, Inc.............................     1,585      42
                                                                -------
                                                                  1,156
                                                                -------
        Utilities -- Telecommunications (3.7%)
        AT&T Corp....................................    21,011     372
        BellSouth Corp...............................     4,500     180
        Centurytel, Inc..............................     1,300      40
        Citizens Communications Co. (b)..............       100       1
        SBC Communications, Inc......................    15,680     587
        Sprint Corp..................................     8,300     147
        Sprint Corp. (PCS Group) (b).................     4,400      72
        Verizon Communications.......................     9,406     436
        WorldCom, Inc. (b)...........................     1,800      18
                                                                -------
                                                                  1,853
                                                                -------
        TOTAL COMMON STOCKS..........................            48,199
                                                                -------

        INVESTMENT COMPANIES (2.9%)
        AmSouth Prime Money Market Fund.............. 1,390,043   1,390
        AmSouth U.S. Treasury Money
         Market Fund.................................    65,944      66
                                                                -------
        TOTAL INVESTMENT COMPANIES...................             1,456
                                                                -------

        SHORT-TERM INVESTMENTS (0.2%)
        Bear Stearns Collateral (c)..................    95,000      95
                                                                -------
        TOTAL SHORT-TERM INVESTMENTS.................           $    95
                                                                -------
        TOTAL INVESTMENTS
         (Cost $56,663) (a) -- 99.9%.................            49,750
        Other assets in excess of liabilities -- 0.1%                47
                                                                -------
        NET ASSETS -- 100.0%.........................           $49,797
                                                                =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized depreciation of securities as follows:

Unrealized appreciation.... $  4,249
Unrealized depreciation....  (11,181)
                            --------
Net unrealized depreciation $ (6,932)
                            ========

                                   Continued

 AMSOUTH ENHANCED MARKET FUND
 Schedule of Portfolio Investments


                                                               January 31, 2002
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


(b)Represents non-income producing securities.
(c)All of this security has been pledged as collateral as of January 31, 2002. ADR -- American Depository Receipt

                                    Open Futures Contracts
                                    ----------------------
                                                         Unrealized
                             # of    Contract Expiration   Gain/
                           Contracts  Value      Date      (Loss)
                           --------- -------- ---------- ----------
             S&P 500 Index     6      $1,696   3/15/02      (19)

The aggregate market value of securities pledged to cover margin requirements for open futures
Positions at January 31, 2002 was $95.

                      See notes to financial statements.

January 31, 2002
(Unaudited)
(Amounts in thousands, except shares)


                                                          AMSOUTH INTERNATIONAL
                                                                    EQUITY FUND
                                              Schedule of Portfolio Investments


                                                     Shares   Value
                                                     ------- --------
          COMMON STOCKS (92.4%)
          Australia (2.0%)
          Broken Hill Proprietary Co., Ltd.......... 526,900 $  2,985
                                                             --------
          Belgium (2.0%)
          Fortis.................................... 129,400    2,982
                                                             --------
          Brazil (1.8%)
          Banco Bradesco S.A. -- ADR................  46,660    1,176
          Companhia de Bebidas das Americas -- ADR..  41,300      788
          Tele Norte Leste Participacoes S.A. -- ADR  55,209      739
                                                             --------
                                                                2,703
                                                             --------
          China (0.5%)
          China Mobile, Ltd. -- ADR (b).............  49,400      709
                                                             --------
          Finland (0.5%)
          UPM-Kymmene OYJ...........................  19,800      677
                                                             --------
          France (10.2%)
          Alcatel Alsthom........................... 177,900    2,696
          AXA.......................................  89,360    1,651
          BNP Paribas...............................  38,220    3,554
          Lagardere S.C.A...........................  49,300    1,896
          Suez SA...................................  48,000    1,364
          TotalFinaElf S.A..........................  27,141    3,805
                                                             --------
                                                               14,966
                                                             --------
          Germany (4.8%)
          Allianz AG................................   5,762    1,292
          Bayerische Hypo-und Vereinsbank...........  43,560    1,335
          E.On AG...................................  54,000    2,743
          Metro AG..................................  48,700    1,585
                                                             --------
                                                                6,955
                                                             --------
          Hong Kong (1.0%)
          Hutchison Whampoa, Ltd.................... 155,000    1,436
                                                             --------
          India (0.8%)
          Reliance Industries, Ltd.................. 179,000    1,106
                                                             --------
          Ireland (1.9%)
          Allied Irish Banks PLC.................... 136,000    1,563
          CRH PLC...................................  82,300    1,290
                                                             --------
                                                                2,853
                                                             --------
          Italy (7.1%)
          Alleanza Assicurazioni SpA................ 139,930    1,379
          ENI S.p.A................................. 303,000    3,942
          San Paolo -- IMI SpA...................... 205,400    1,984
          Telecom Italia SpA........................ 382,200    3,050
                                                             --------
                                                               10,355
                                                             --------
          Japan (13.1%)
          Acom Co., Ltd.............................  12,400      742
          Canon, Inc................................  59,000    1,936
          East Japan Railway Co.....................     401    1,739
          Hitachi Ltd............................... 305,000    1,913
          Nikko Securities Co. (The), Ltd........... 450,000    1,577
          Nissan Motor Co., Ltd..................... 366,000    1,951
          NTT DoCoMo................................     127    1,329
          Orix Corp.................................  15,800    1,259
          Sony Corp.................................  45,300    1,988

                                                    Shares    Value
                                                   --------- --------
          COMMON STOCKS, continued
          Japan, continued
          Sumitomo Trust & Banking, Ltd...........   290,000 $    917
          Toyota Motor Corp.......................   148,300    3,824
                                                             --------
                                                               19,175
                                                             --------
          Mexico (0.7%)
          Telefonos de Mexico SA de CV -- Class L,
           ADR....................................    24,800      952
                                                             --------
          Netherlands (14.7%)
          ABN-AMRO Holding NV.....................   212,400    3,682
          Akzo Nobel NV...........................    57,350    2,460
          Heineken NV.............................    60,706    2,336
          ING Groep NV............................    91,200    2,285
          Koninklijke KPN NV (b)..................   654,400    3,127
          Philips Electronics NV..................   134,232    3,649
          Royal Dutch Petroleum Co................    53,100    2,624
          Wolters Kluwer NV -- CVA................    66,200    1,377
                                                             --------
                                                               21,540
                                                             --------
          Portugal (1.2%)
          Portugal Telecom, SGPS, S.A., Bonus
           Rights (b).............................   239,448    1,783
                                                             --------
          Singapore (1.9%)
          Oversea-Chinese Banking Corp., Ltd......   198,050    1,392
          United Overseas Bank, Ltd...............   169,632    1,376
                                                             --------
                                                                2,768
                                                             --------
          South Korea (1.0%)
          Kookmin Bank -- ADR.....................    18,338      817
          Korea Telecom Corp. -- ADR..............    35,200      691
                                                             --------
                                                                1,508
                                                             --------
          Spain (3.1%)
          Altadis S.A.............................    89,800    1,446
          Endesa S.A..............................   130,000    1,885
          Telefonica de Espana (b)................    98,443    1,157
          Telefonica S.A., Bonus Rights (b).......    98,443       23
                                                             --------
                                                                4,511
                                                             --------
          Sweden (1.7%)
          Investor AB, B Shares...................   236,600    2,424
                                                             --------
          Switzerland (5.7%)
          Nestle SA...............................     2,500      542
          Novartis AG.............................   120,900    4,142
          Roche Holding AG........................    26,400    1,754
          UBS AG..................................    40,800    1,847
                                                             --------
                                                                8,285
                                                             --------
          United Kingdom (16.7%)
          BP Amoco PLC............................   398,600    3,084
          British Aerospace PLC...................   308,700    1,484
          BT Group PLC (b)........................   382,740    1,213
          Cadbury Schweppes PLC...................   220,800    1,330
          Diageo PLC..............................   292,568    3,400
          GlaxoSmithKline PLC.....................   109,200    2,605
          HSBC Holdings PLC.......................   351,800    3,940
          Imperial Tobacco Group PLC..............   111,100    1,416
          Kingfisher PLC..........................   239,000    1,326
          mmO2 PLC (b)............................ 1,083,040    1,175
          National Grid Group PLC.................   200,400    1,270

                                   Continued

 AMSOUTH INTERNATIONAL
 EQUITY FUND
 Schedule of Portfolio Investments



                                                               January 31, 2002
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                  Shares    Value
                                                ---------- --------
            COMMON STOCKS, continued
            United Kingdom, continued
            South African Breweries PLC........    149,200 $    986
            Tesco PLC..........................    418,700    1,388
                                                           --------
                                                             24,617
                                                           --------
            TOTAL COMMON STOCKS................             135,290
                                                           --------
            Cash Equivalents (7.7%)
            BT Institutional Liquid Assets Fund 11,250,604   11,251
                                                           --------
            TOTAL CASH EQUIVALENTS.............              11,251
                                                           --------
            TOTAL INVESTMENTS
             (Cost $164,452) (a) -- 100.1%.....             146,541
            Liabilities in excess of other
             assets -- (0.1)%..................                (165)
                                                           --------
            NET ASSETS -- 100.0%...............            $146,376
                                                           ========

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized depreciation of securities as follows:

                     Unrealized appreciation.... $  4,248
                     Unrealized depreciation....  (22,159)
                                                 --------
                     Net unrealized depreciation $(17,911)
                                                 ========

(b)Represents non-income producing securities.
ADR -- American Depository Receipt
PLC -- Public Limited Company

        The table below sets forth the diversification of the International
        Equity Fund investments by industry.
                  Industry Diversification                    Percent*
                  ------------------------               --------
        Aerospace/Defense...............................   1.0%
        Automobile......................................   3.9%
        Banking.........................................  18.1%
        Beverages.......................................   5.1%
        Building Products...............................   0.9%
        Chemicals.......................................   2.4%
        Diversified.....................................   5.1%
        Electrical & Electronics........................   7.0%
        Energy Sources..................................   3.4%
        Financial Services..............................   5.7%
        Food & Household Products.......................   1.3%
        Food Retailers..................................   0.9%
        Forest Products & Paper.........................   0.5%
        Insurance.......................................   3.0%
        Materials & Commodities.........................   2.9%
        Office Equipment................................   1.3%
        Oil & Gas Production & Services.................   7.1%
        Pharmaceutical..................................   5.8%
        Publishing......................................   0.9%
        Railroads.......................................   1.2%
        Retail..........................................   1.1%
        Telecommunications..............................  11.8%
        Tobacco.........................................   2.0%
                                                          -----
            Total Common Stocks.........................  92.4%
                                                          =====

* Percentages indicated are based on net assets.

                      See notes to financial statements.

January 31, 2002
(Unaudited)
(Amounts in thousands, except shares)


                      AMSOUTH STRATEGIC PORTFOLIOS: AGGRESSIVE GROWTH PORTFOLIO
                                              Schedule of Portfolio Investments


                                                       Shares    Value
                                                      --------- -------
        INVESTMENTS IN AFFILIATES -- 99.9%
        Investment Companies -- 99.9%
        AmSouth Capital Growth Fund,
         Trust Shares (b)............................   423,889 $ 4,353
        AmSouth International Equity Fund,
         Trust Shares................................   259,269   2,123
        AmSouth Large Cap Fund, Trust Shares.........   221,934   4,357
        AmSouth Mid Cap Fund, Trust Shares (b).......    98,804   1,096
        AmSouth Prime Money Market Fund,
         Trust Shares................................ 3,784,206   3,784
        AmSouth Small Cap Fund, Trust Shares (b).....   128,593   1,115
        AmSouth Value Fund, Trust Shares.............   499,312   8,743
                                                                -------
        TOTAL INVESTMENTS IN
         AFFILIATES..................................            25,571
                                                                -------
        TOTAL INVESTMENTS
         (Cost $29,110) (a) -- 99.9%.................            25,571
        Other assets in excess of liabilities -- 0.1%                27
                                                                -------
        NET ASSETS...................................           $25,598
                                                                =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized depreciation of securities as follows:

        Unrealized appreciation................................ $   115
        Unrealized depreciation................................  (3,654)
                                                                -------
        Net unrealized depreciation............................ $(3,539)
                                                                =======

(b)Represents non-income producing security.

                      See notes to financial statements.

 AMSOUTH STRATEGIC PORTFOLIOS: GROWTH PORTFOLIO
 Schedule of Portfolio Investments



                                                               January 31, 2002
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                       Shares    Value
                                                      --------- -------
        INVESTMENTS IN AFFILIATES (99.7%)
        Investment Companies (99.7%)
        AmSouth Capital Growth Fund,
         Trust Shares (b)............................   237,145 $ 2,435
        AmSouth Equity Income Fund,
         Trust Shares................................    65,972     806
        AmSouth Government Income Fund,
         Trust Shares................................   474,197   4,795
        AmSouth International Equity Fund,
         Trust Shares................................   147,228   1,206
        AmSouth Large Cap Fund, Trust Shares.........   124,156   2,437
        AmSouth Mid Cap Fund, Trust Shares (b).......    55,303     613
        AmSouth Prime Money Market Fund,
         Trust Shares................................ 3,182,831   3,183
        AmSouth Small Cap Fund, Trust Shares (b).....    71,972     624
        AmSouth Value Fund, Trust Shares.............   232,809   4,076
                                                                -------
        TOTAL INVESTMENTS IN
         AFFILIATES..................................            20,175
                                                                -------
        TOTAL INVESTMENTS
         (Cost $22,188) (a) -- 99.7%.................            20,175
        Other assets in excess of liabilities -- 0.3%                65
                                                                -------
        NET ASSETS -- 100.0%.........................           $20,240
                                                                =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized depreciation of securities as follows:

        Unrealized appreciation................................ $   206
        Unrealized depreciation................................  (2,219)
                                                                -------
        Net unrealized depreciation............................ $(2,013)
                                                                =======

(b)Represents non-income producing security.

                      See notes to financial statements.

January 31, 2002
(Unaudited)
(Amounts in thousands, except shares)


                      AMSOUTH STRATEGIC PORTFOLIOS: GROWTH AND INCOME PORTFOLIO
                                              Schedule of Portfolio Investments


                                                        Shares    Value
                                                       --------- -------
       INVESTMENTS IN AFFILIATES (100.0%)
       Investment Companies (100.0%)
       AmSouth Capital Growth Fund,
        Trust Shares (b)..............................   771,084 $ 7,919
       AmSouth Equity Income Fund,
        Trust Shares..................................   255,960   3,128
       AmSouth Government Income Fund,
        Trust Shares.................................. 2,469,481  24,966
       AmSouth International Equity Fund,
        Trust Shares..................................   472,133   3,867
       AmSouth Large Cap Fund, Trust Shares...........   403,855   7,928
       AmSouth Limited Term Bond Fund,
        Trust Shares..................................   959,069  10,147
       AmSouth Mid Cap Fund, Trust Shares (b).........   181,397   2,012
       AmSouth Prime Money Market Fund,
        Trust Shares.................................. 3,893,253   3,893
       AmSouth Small Cap Fund, Trust Shares (b).......   237,570   2,060
       AmSouth Value Fund, Trust Shares...............   727,210  12,733
                                                                 -------
       TOTAL INVESTMENTS IN
        AFFILIATES....................................            78,653
                                                                 -------
       TOTAL INVESTMENTS
        (Cost $83,373) (a) -- 100.0%..................            78,653
       Liabilities in excess of other assets -- (0.0%)                (5)
                                                                 -------
       NET ASSETS -- 100.0%...........................           $78,648
                                                                 =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized depreciation of securities as follows:

        Unrealized appreciation................................ $ 1,661
        Unrealized depreciation................................  (6,381)
                                                                -------
        Net unrealized depreciation............................ $(4,720)
                                                                =======

(b)Represents non-income producing security.

                      See notes to financial statements.

 AMSOUTH STRATEGIC PORTFOLIOS: MODERATE GROWTH AND INCOME PORTFOLIO Schedule of Portfolio Investments


                                                               January 31, 2002
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                        Shares    Value
                                                       --------- -------
INVESTMENTS IN AFFILIATES (99.8%)
Investment Companies (99.8%)
AmSouth Capital Growth Fund, Trust Shares (b).........   229,129 $ 2,353
AmSouth Equity Income Fund, Trust Shares..............    56,222     687
AmSouth Government Income Fund, Trust Shares..........   802,650   8,116
AmSouth Large Cap Fund, Trust Shares..................   120,143   2,358
AmSouth Limited Term Bond Fund, Trust Shares..........   438,417   4,638
AmSouth Prime Money Market Fund, Trust Shares......... 1,170,294   1,170
AmSouth Value Fund, Trust Shares......................   229,577   4,020
                                                                 -------
TOTAL INVESTMENTS IN AFFILIATES.......................            23,342
                                                                 -------
TOTAL INVESTMENTS (Cost $23,717) (a) -- 99.8%.........            23,342
Other assets in excess of liabilities -- 0.2%.........                49
                                                                 -------
NET ASSETS -- 100.0%..................................           $23,391
                                                                 =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized depreciation of securities as follows:

Unrealized appreciation.................................. $ 480
Unrealized depreciation..................................  (855)
                                                          -----
Net unrealized depreciation.............................. $(375)
                                                          =====

(b)Represents non-income producing security.

                      See notes to financial statements.

January 31, 2002
(Unaudited)
(Amounts in thousands, except shares)


                                                              AMSOUTH BOND FUND
                                              Schedule of Portfolio Investments


                                                  Shares or
                                                  Principal
                                                   Amount    Value
                                                  --------- --------
CORPORATE BONDS (52.8%)
Aerospace/Defense (2.0%)
Boeing Corp., 6.88%, 11/1/06.....................  $ 7,145  $  7,493
United Technologies Corp., 7.13%, 11/15/10.......    5,000     5,372
                                                            --------
                                                              12,865
                                                            --------
Aluminum (0.7%)
Alcoa, Inc., 7.38%, 8/1/10.......................    4,000     4,325
                                                            --------
Automotive -- Finance (2.4%)
Ford Motor Credit Co., 6.25%, 12/8/05............    3,485     3,443
Ford Motor Credit Co., 7.35%, 11/7/11, MTN.......    1,750     1,708
General Motors Acceptance Corp., 7.50%, 7/15/05..    3,000     3,150
General Motors Acceptance Corp., 6.15%, 4/7/07...    2,000     1,978
Toyota Motor Credit Corp., 5.65%, 1/15/07........    5,000     5,037
                                                            --------
                                                              15,316
                                                            --------
Banking (5.4%)
Bank One Corp., 7.00%, 7/15/05...................    3,157     3,366
Bank One, Texas, 6.25%, 2/15/08..................    1,000     1,018
Fifth Third Bank, 6.75%, 7/15/05.................    4,000     4,260
First Union Corp., 6.18%, 2/15/36................    1,500     1,530
FleetBoston Financial Corp., 4.88%, 12/1/06......    2,100     2,048
J.P. Morgan & Co., 7.63%, 9/15/04................    3,856     4,180
NationsBank Corp., 7.75%, 8/15/15................    1,100     1,203
Northern Trust Co., 7.10%, 8/1/09................    6,000     6,364
State Street Boston, 7.65%, 6/15/10..............    5,000     5,505
SunTrust Banks, Inc., 7.38%, 7/1/06..............    3,159     3,411
Wachovia Corp., 6.61%, 10/1/25...................    1,875     1,959
                                                            --------
                                                              34,844
                                                            --------
Beverages (0.6%)
Coca-Cola Co., 5.75%, 3/15/11....................    4,000     3,955
                                                            --------
Brokerage Services (1.3%)
Bear Stearns & Co., Inc., 6.63%, 10/1/04.........    2,910     3,052
Dean Witter Discover & Co., 6.50%, 11/1/05.......    3,500     3,644
Merrill Lynch & Co., Inc., 6.00%, 2/12/03........    1,450     1,494
                                                            --------
                                                               8,190
                                                            --------
Building Products (0.6%)
Vulcan Materials Co., 5.75%, 4/1/04..............    2,000     2,067
Vulcan Materials Co., 6.00%, 4/1/09..............    2,000     1,986
                                                            --------
                                                               4,053
                                                            --------
Chemicals (0.8%)
Dow Chemical, 5.25%, 5/14/04.....................    5,000     5,050
                                                            --------
Computers & Peripherals (1.5%)
IBM Corp., 4.88%, 10/1/06........................    3,000     2,986
IBM Corp., 5.38%, 2/1/09.........................    5,000     4,925
IBM Corp., 6.50%, 1/15/28........................    1,750     1,750
                                                            --------
                                                               9,661
                                                            --------
Consumer Goods (2.7%)
Nike, Inc., 6.38%, 12/1/03.......................    3,000     3,139
Nike, Inc., 5.50%, 8/15/06.......................    3,500     3,514

                                                  Shares or
                                                  Principal
                                                   Amount       Value
                                                  ---------   ---------
CORPORATE BONDS, continued
Consumer Goods, continued
Procter & Gamble Co., 6.88%, 9/15/09............. $  5,000    $   5,431
Unilever Capital Corp., 7.13%, 11/1/10...........    5,000        5,430
                                                              ---------
                                                                 17,514
                                                              ---------
Cosmetics/Personal Care (1.0%)
Colgate-Palmolive Co., 5.34%, 3/27/06............    4,400        4,438
Kimberly-Clark Corp., 7.10%, 8/1/07..............    1,700        1,849
                                                              ---------
                                                                  6,287
                                                              ---------
Data Processing/Management (1.1%)
First Data Corp., 4.70%, 11/1/06.................    7,000        6,843
                                                              ---------
Electric -- Integrated (0.6%)
Alabama Power Co., 7.13%, 8/15/04................    2,000        2,115
Alabama Power Co., 7.13%, 10/1/07................    1,700        1,795
                                                              ---------
                                                                  3,910
                                                              ---------
Electronic Components/Instruments (0.3%)
Honeywell, Inc., 7.00%, 3/15/07..................    2,000        2,103
                                                              ---------
Entertainment (0.5%)
Walt Disney (The) Co., 5.13%, 12/15/03...........    3,000        3,060
                                                              ---------
Financial Services (6.0%)
Associates Corp. N.A., 7.32%, 1/13/03, MTN.......      800          835
Associates Corp. N.A., 5.75%, 10/15/03...........    2,000        2,080
Associates Corp. N.A., 5.75%, 11/1/03............    3,000        3,122
Boeing Capital Corp., 7.38%, 9/27/10.............    4,000        4,257
Commercial Credit Co., 7.38%, 3/15/02............    3,000        3,019
Commercial Credit Co., 6.50%, 8/1/04.............    3,000        3,163
Countrywide Home Loan, 6.84%, 10/22/04, MTN......    2,125        2,245
Household Finance Corp., 6.50%, 1/24/06..........    5,000        5,114
John Hancock, 5.625%, 12/1/05....................    5,000        4,944
Mellon Funding Corp., 6.40%, 5/14/11.............    2,000        2,030
Norwest Financial, Inc., 6.63%, 7/15/04..........    2,000        2,120
Prudential Funding LLC, 6.60%, 5/15/08 (c).......    6,000        6,194
                                                              ---------
                                                                 39,123
                                                              ---------
Food Products & Services (1.6%)
Campbell Soup Co., 6.15%, 12/1/02................    2,750        2,822
H.J. Heinz Co., 6.38%, 7/15/28...................    2,000        1,893
Sara Lee Corp., 6.15%, 6/19/08...................    5,625        5,674
                                                              ---------
                                                                 10,389
                                                              ---------
Foreign Government (0.5%)
British Columbia, 4.63%, 10/3/06.................    3,000        2,963
                                                              ---------
Forest & Paper Products (0.5%)
Mead Corp., 6.60%, 3/1/02........................    3,000        3,008
                                                              ---------
Industrial Goods & Services (1.8%)
E. I. Dupont de Nemours & Co., 6.50%, 9/1/02.....    2,000        2,055
E. I. Dupont de Nemours & Co., 6.75%, 10/15/02...    2,570        2,657
Illinois Tool Works, 5.75%, 3/1/09...............    1,150        1,156
Reliance Electric Co., 6.80%, 4/15/03............    1,850        1,917

                                   Continued

 AMSOUTH BOND FUND
 Schedule of Portfolio Investments



                                                               January 31, 2002
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                       Shares or
                                                       Principal
                                                        Amount       Value
                                                       ---------   ---------
CORPORATE BONDS, continued
Industrial Goods & Services, continued
Rockwell International Corp., 6.63%, 6/1/05........... $  3,456    $   3,619
                                                                   ---------
                                                                      11,404
                                                                   ---------
Insurance (1.0%)
Chubb Corp., 6.15%, 8/15/05...........................    1,000        1,036
Chubb Corp., 6.00%, 11/15/11..........................    1,000          988
Hartford Life, Inc., 6.90%, 6/15/04...................    3,100        3,279
MetLife, Inc., 6.13%, 12/1/11.........................    1,000        1,003
                                                                   ---------
                                                                       6,306
                                                                   ---------
Machinery -- Construction and Mining (0.2%)
Caterpillar, Inc., 6.55%, 5/1/11......................    1,000        1,041
                                                                   ---------
Manufacturing (0.3%)
PPG Industries, Inc., 7.05%, 8/15/09..................    2,000        2,075
                                                                   ---------
Meat Packing Plants (1.1%)
Hormel Foods Corp., 6.63%, 6/1/11.....................    7,000        7,053
                                                                   ---------
Newspapers (0.3%)
New York Times, 7.63%, 3/15/05........................    2,000        2,183
                                                                   ---------
Oil & Gas Exploration, Production, & Services (2.0%)
Atlantic Richfield, 5.90%, 4/15/09....................    4,250        4,298
Conoco Inc., 5.90%, 4/15/04...........................    1,500        1,560
Conoco Inc., 6.35%, 4/15/09...........................    1,000        1,021
Phillips Petroleum Co., 6.38%, 3/30/09................    2,000        2,065
Texaco Capital, 7.09%, 2/1/07.........................    4,000        4,314
                                                                   ---------
                                                                      13,258
                                                                   ---------
Pharmaceuticals (3.7%)
Abbott Laboratories, 5.63%, 7/1/06....................    4,000        4,115
Bristol-Myers Squibb Co., 5.75% 10/1/11...............    4,150        4,131
Eli Lilly & Co., 5.50%, 7/15/06.......................    6,000        6,105
Pfizer Inc., 5.63%, 2/1/06............................    3,900        4,022
Pharmacia Corp., 5.75%, 12/1/05.......................    2,600        2,672
Warner-Lambert Co., 5.75%, 5/15/03....................    3,000        3,075
                                                                   ---------
                                                                      24,120
                                                                   ---------
Photography (0.5%)
Eastman Kodak Co., 9.38%, 3/15/03.....................    3,100        3,228
                                                                   ---------
Restaurants (0.8%)
McDonald's Corp., 5.35%, 9/15/08......................    5,500        5,438
                                                                   ---------
Retail (3.0%)
May Department Stores Co., 7.15%, 8/15/04.............    1,000        1,070
May Department Stores Co., 7.90%, 10/15/07............    1,000        1,099
Sears Credit Account Master Trust, 6.75%, 9/16/09.....    5,000        5,345
Target Corp., 7.50%, 2/15/05..........................    2,000        2,170
Wal-Mart Stores, Inc., 6.38%, 3/1/03..................    5,000        5,188
Wal-Mart Stores, Inc., 5.45%, 8/1/06..................    4,500        4,598
                                                                   ---------
                                                                      19,470
                                                                   ---------
Tools (0.3%)
Stanley Works, 5.75%, 3/1/04..........................    2,000        2,063
                                                                   ---------

                                                       Shares or
                                                       Principal
                                                        Amount    Value
                                                       --------- --------
CORPORATE BONDS, continued
Utilities -- Electric & Gas (5.0%)
Baltimore Gas & Electric, 7.50%, 1/15/07..............  $ 3,100  $  3,349
Cincinnati Gas & Electric Co., 6.45%, 2/15/04.........    1,500     1,547
Florida Power Corp., 6.54%, 7/1/02, MTN...............    1,325     1,345
National Rural Utilities Corp., Series C, 6.49%,
 7/10/02, MTN.........................................    1,425     1,448
National Rural Utilities Corp., 5.00%, 10/1/02........    3,500     3,548
National Rural Utilities Corp., 6.38%, 10/15/04.......    3,100     3,232
Northern States Power Co., 6.88%, 8/1/09..............    1,750     1,811
SCANA Corp., Series B, 6.25%, 7/8/03, MTN.............    2,225     2,303
Smith Enron, 5.97%, 12/15/06..........................    1,467     1,482
Tampa Electric Co., 7.38%, 9/1/02.....................    2,000     2,045
Tampa Electric Co., 6.13%, 5/1/03.....................    2,000     2,068
Virginia Electric & Power Co., 6.63%, 4/1/03..........    2,000     2,070
Virginia Electric & Power Co., 8.00%, 3/1/04..........    2,500     2,681
Wisconsin Electric Power, 6.63%, 11/15/06.............    3,500     3,675
                                                                 --------
                                                                   32,604
                                                                 --------
Utilities -- Telecommunications (2.7%)
BellAtlantic Corp., 6.25%, 2/15/04....................    2,000     2,078
BellSouth Telecommunications, 6.50%, 6/15/05..........    3,500     3,692
Chesapeake & Potomac Telephone, 6.00%, 5/1/03.........    2,009     2,082
GTE California, Inc., 6.70%, 9/1/09...................    1,500     1,553
Southern New England Telecommunications Corp., 6.50%,
 2/15/02..............................................    2,000     2,003
Southwestern Bell Telephone, 6.63%, 4/1/05............    2,000     2,119
US West Communications Group, 6.63%, 9/15/05..........    4,000     3,967
                                                                 --------
                                                                   17,494
                                                                 --------
TOTAL CORPORATE BONDS.................................            341,196
                                                                 --------

MUNICIPAL BONDS (0.1%)
Georgia (0.1%)
Atlanta Downtown Development Lease Revenue Bond,
 6.88%, 2/1/21........................................      800       847
                                                                 --------
TOTAL MUNICIPAL BONDS.................................                847
                                                                 --------

U.S. GOVERNMENT AGENCIES (22.7%)
Fannie Mae (9.5%)
6.59%, 5/21/02........................................    3,000     3,043
7.05%, 11/12/02.......................................    7,500     7,789
5.13%, 2/13/04........................................   17,600    18,194
5.25%, 6/15/06........................................   14,000    14,297
7.13%, 3/15/07........................................   10,000    11,008
6.56% 11/26/07........................................    7,300     7,563
                                                                 --------
                                                                   61,894
                                                                 --------

                                   Continued

January 31, 2002
(Unaudited)
(Amounts in thousands, except shares)


                                                              AMSOUTH BOND FUND
                                              Schedule of Portfolio Investments


                                  Shares or
                                  Principal
                                   Amount     Value
                                  ---------- --------

U.S. GOVERNMENT AGENCIES, continued
Federal Home Loan Bank (0.5%)
4.88%, 4/16/04................... $    3,000 $  3,078
                                             --------
Freddie Mac (6.2%)
6.88%, 1/15/05...................     25,000   27,016
7.14%, 3/12/07...................        700      704
7.10%, 4/10/07...................      2,000    2,198
                                      10,000   10,725
                                             --------
                                               40,643
                                             --------
Government National Mortgage Assoc. (5.4%)
6.50%, 8/15/11 - 5/15/31.........     27,502   27,787
7.00%, 9/15/11 - 11/20/28........      6,187    6,371
7.50%, 8/15/11...................        335      355
8.00%, 5/15/10...................        171      181
                                             --------
                                               34,694
                                             --------
Tennessee Valley Authority (1.1%)
5.38%, 11/13/08..................      7,000    6,973
                                             --------
TOTAL U.S. GOVERNMENT
 AGENCIES........................             147,282
                                             --------

U.S. TREASURY BONDS (10.2%)
7.50%, 11/15/16..................     34,000   40,529
6.25%, 8/15/23...................     24,000   25,645
                                             --------
TOTAL U.S. TREASURY BONDS........              66,174
                                             --------

U.S. TREASURY NOTES (12.3%)
6.13%, 8/15/07...................     20,000   21,484
6.00%, 8/15/09...................     54,500   58,203
                                             --------
TOTAL U.S. TREASURY NOTES........              79,687
                                             --------

INVESTMENT COMPANIES (1.3%)
AmSouth Prime Money Market Fund..  8,325,404    8,325
                                             --------
TOTAL INVESTMENT
 COMPANIES.......................               8,325
                                             --------
TOTAL INVESTMENTS
 (Cost $617,888) (a) -- 99.4%....             643,511
Other assets in excess of
 liabilities -- 0.6%.............               4,185
                                             --------
NET ASSETS -- 100.0%.............            $647,696
                                             ========

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation of securities as follows:

Unrealized appreciation........... $26,366
Unrealized depreciation...........    (743)
                                   -------
Net unrealized appreciation....... $25,623
                                   =======

MTN -- Medium Term Note

                      See notes to financial statements.

 AMSOUTH LIMITED TERM BOND FUND
 Schedule of Portfolio Investments



                                                               January 31, 2002
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                     Shares or
                                                     Principal
                                                      Amount    Value
                                                     --------- -------
         CORPORATE BONDS (74.9%)
         Automotive -- Finance (8.3%)
         Ford Motor Credit Co., 6.70%, 7/16/04......  $7,000   $ 7,102
         General Motors Acceptance Corp.,
          7.13%, 5/1/03.............................   3,500     3,611
         Toyota Motor Credit Corp., 5.65%, 1/15/07..   3,000     3,023
                                                               -------
                                                                13,736
                                                               -------
         Banking (2.6%)
         Firstar Bank, 6.25%, 12/1/02...............   1,500     1,545
         FleetBoston Financial Corp., 4.88%, 12/1/06   1,000       975
         Northern Trust Co., 6.70%, 9/15/05.........   1,725     1,813
                                                               -------
                                                                 4,333
                                                               -------
         Beverages (1.3%)
         Coca-Cola Co., 6.00%, 7/15/03..............   2,000     2,088
                                                               -------
         Building Products (1.3%)
         Vulcan Materials Co., 5.75%, 4/1/04........   2,000     2,067
                                                               -------
         Chemicals (0.9%)
         Dow Chemical Corp., 5.25%, 5/14/04.........   1,500     1,509
                                                               -------
         Computers (0.6%)
         IBM Corp., 5.95%, 6/2/03...................   1,000     1,038
                                                               -------
         Consumer Goods (3.2%)
         Procter & Gamble Co., 5.25%, 9/15/03.......   2,000     2,061
         Unilever Capital Corp., 6.88%, 11/1/05.....   3,000     3,206
                                                               -------
                                                                 5,267
                                                               -------
         Cosmetics/Personal Care (1.2%)
         Colgate-Palmolive Co., 5.34%, 3/27/06......   2,000     2,018
                                                               -------
         Data Processing/Management (1.8%)
         First Data Corp., 4.70%, 11/1/06...........   3,000     2,933
                                                               -------
         Electronic Components/Instruments (1.8%)
         Emerson Electric Co., 7.88%, 6/1/05........   2,000     2,190
         Honeywell, Inc., 6.75%, 3/15/02............     850       854
                                                               -------
                                                                 3,044
                                                               -------
         Farm Equipment (1.2%)
         John Deere Capital Corp., 5.90%, 4/8/03....   2,000     2,060
                                                               -------
         Financial Services (9.5%)
         Bear Stearns & Co., Inc., 6.13%, 2/1/03....   3,500     3,607
         CIT Group Holdings, 6.38%, 10/1/02.........   2,000     2,043
         Household Netherlands, 6.20%, 12/1/03......   2,500     2,588
         Merrill Lynch & Co., 6.00%, 11/15/04.......   4,000     4,178
         Norwest Financial Inc., 6.70%, 9/22/04.....   3,000     3,191
                                                               -------
                                                                15,607
                                                               -------
         Food Products & Services (2.7%)
         Campbell Soup Co., 6.15%, 12/1/02..........   1,000     1,026
         Hershey Foods Corp., 6.70%, 10/1/05........   1,710     1,847
         McDonald's Corp., 6.00%, 6/23/02...........   1,500     1,521
                                                               -------
                                                                 4,394
                                                               -------
         Forest & Paper Products (0.6%)
         Mead Corp., 6.60%, 3/1/02..................   1,000     1,003
                                                               -------
         Health Care (1.2%)
         McKesson Corp., 6.88%, 3/1/02..............   2,000     2,005
                                                               -------

                                                       Shares or
                                                       Principal
                                                        Amount    Value
                                                       --------- -------
        CORPORATE BONDS, continued
        Industrial Goods & Services (4.2%)
        Archer Daniels Midland, 6.25%, 5/15/03........  $2,100   $ 2,181
        Caterpillar Financial Services, 6.02%, 4/15/02   1,000     1,008
        E. I. Dupont de Nemours & Co.,
         6.50%, 9/1/02................................   3,000     3,083
        Imperial Oil, Ltd., 8.75%, 10/15/19...........     589       625
                                                                 -------
                                                                   6,897
                                                                 -------
        Insurance (1.7%)
        American General Finance, 5.75%, 11/1/03......   2,000     2,075
        Marsh & McLennan Cos., Inc.,
         6.63%, 6/15/04...............................     750       791
                                                                 -------
                                                                   2,866
                                                                 -------
        Newspapers (1.3%)
        New York Times, 7.63%, 3/15/05................   2,000     2,183
                                                                 -------
        Oil & Gas Exploration, Production, &
         Services (3.3%)
        Amoco Co., 6.25%, 10/15/04....................   3,200     3,380
        Chevron Corp., 6.63%, 10/1/04.................   2,000     2,128
                                                                 -------
                                                                   5,508
                                                                 -------
        Pharmaceuticals (4.6%)
        Abbott Laboratories, 5.63%, 7/1/06............   2,000     2,058
        Bristol-Myers Squibb Co., 4.75%, 10/1/06......     500       498
        Eli Lilly & Co., 5.50%, 7/15/06...............   2,000     2,035
        Merck & Co., Inc., 4.13%, 1/18/05.............   1,150     1,151
        Warner-Lambert Co., 5.75%, 1/15/03............   1,850     1,896
                                                                 -------
                                                                   7,638
                                                                 -------
        Printing (0.6%)
        R.R. Donnelley & Sons, 5.00%, 11/15/06........   1,000       968
                                                                 -------
        Retail (8.5%)
        Dayton Hudson Co., 6.40%, 2/15/03.............   2,500     2,603
        May Department Stores Co., 7.15%, 8/15/04.....   1,750     1,873
        Sears Credit Account Master Trust,
         6.75%, 9/16/09...............................   5,000     5,344
        Sears, Roebuck and Co., 6.00%, 3/20/03........   1,000     1,027
        Target Corp., 7.50%, 2/15/05..................   1,000     1,085
        Wal-Mart Stores, Inc., 5.45%, 8/1/06..........   2,000     2,044
                                                                 -------
                                                                  13,976
                                                                 -------
        Tools (0.6%)
        Stanley Works, 7.38%, 12/15/02................     500       518
        Stanley Works, 5.75%, 3/1/04..................     500       516
                                                                 -------
                                                                   1,034
                                                                 -------
        Utilities -- Electric & Gas (10.3%)
        Alabama Power Corp., 5.35%, 11/15/03..........   3,750     3,838
        Baltimore Gas & Electric Co.,
         6.50%, 2/15/03...............................   2,500     2,587
        Cincinnati Gas & Electric Co.,
         6.45%, 2/15/04...............................   1,300     1,341
        Florida Power Corp., 6.54%, 7/1/02, MTN.......   2,000     2,030
        National Rural Utilities Corp., Series C,
         6.49%, 7/10/02, MTN..........................   2,000     2,033
        SCANA Corp., Series B,
         6.25%, 7/8/03, MTN...........................   2,000     2,070
        Smith Enron, 5.97%, 12/15/06..................     946       955

                                   Continued

January 31, 2002
(Unaudited)
(Amounts in thousands, except shares)


                                                 AMSOUTH LIMITED TERM BOND FUND
                                              Schedule of Portfolio Investments


                                                     Shares or
                                                     Principal
                                                      Amount    Value
                                                     --------- --------
       CORPORATE BONDS, continued
       Utilities -- Electric & Gas, continued
       Tampa Electric Co., 7.38%, 9/1/02............ $  2,000  $  2,045
                                                               --------
                                                                 16,899
                                                               --------
       Utilities -- Telecommunications (1.6%)
       BellSouth Telecommunications,
        6.00%, 6/15/02..............................    2,585     2,613
                                                               --------
       TOTAL CORPORATE BONDS........................            123,684
                                                               --------
       U.S. GOVERNMENT AGENCIES (10.5%)
       Fannie Mae (3.3%)
       7.00%, 7/15/05...............................    5,000     5,435
                                                               --------
       Freddie Mac (3.3%)
       6.88%, 1/15/05...............................    5,000     5,403
                                                               --------
       Government National Mortgage Assoc. (2.7%)
       7.50%, 4/15/09 - 8/15/11.....................    1,448     1,533
       8.00%, 12/15/07 - 4/15/10....................    2,208     2,346
       8.50%, 9/15/09 - 12/15/09....................      537       573
                                                               --------
                                                                  4,452
                                                               --------
       Tennessee Valley Authority (1.2%)
       6.00%, 9/24/02...............................    2,000     2,033
                                                               --------
       TOTAL U.S. GOVERNMENT
        AGENCIES....................................             17,323
                                                               --------
       U.S. TREASURY NOTES (12.6%)
       6.88%, 5/15/06...............................   14,500    15,956
       3.50%, 11/15/06..............................    5,000     4,815
                                                               --------
       TOTAL U.S. TREASURY NOTES....................             20,771
                                                               --------
       INVESTMENT COMPANIES (0.3%)
       AmSouth Prime Money Market Fund..............  554,289       554
       AmSouth U.S. Treasury Money Market Fund......      377        --*
                                                               --------
       TOTAL INVESTMENT COMPANIES...................                554
                                                               --------
       TOTAL INVESTMENTS
         (Cost $157,461) (a) -- 98.3%...............            162,332
       Other assets in excess of liabilities -- 1.7%              2,763
                                                               --------
       NET ASSETS -- 100.0%.........................           $165,095
                                                               ========

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation of securities as follows:

                      Unrealized appreciation.... $5,197
                      Unrealized depreciation....   (326)
                                                  ------
                      Net unrealized appreciation $4,871
                                                  ======

MTN -- MediumTerm Note
* Due to rounding, figure is below thousand dollar threshold

                      See notes to financial statements.

 AMSOUTH GOVERNMENT
 INCOME FUND
 Schedule of Portfolio Investments



                                                               January 31, 2002
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                  Shares or
                                                  Principal
                                                   Amount    Value
                                                  --------- -------
U.S. GOVERNMENT AGENCIES (74.1%)
Fannie Mae (9.9%)
5.75%, 4/15/03...................................  $ 2,000  $ 2,077
5.65%, 3/21/06, Callable 3/21/03 @ 100...........    5,000    5,163
6.94%, 9/5/07, Callable 9/5/02 @ 100.............    2,000    2,050
6.27%, 2/5/08, Callable 2/5/03 @ 100, MTN........    5,000    5,150
6.00%, 5/15/08...................................    7,000    7,301
7.50%, 4/1/15 - 6/1/15...........................    4,637    4,859
8.00%, 7/1/15....................................    2,506    2,637
                                                            -------
                                                             29,237
                                                            -------
Federal Farm Credit Bank (8.6%)
6.20%, 7/1/02....................................   10,000   10,177
5.07%, 12/15/03..................................    8,000    8,250
5.70%, 9/3/08....................................    7,000    7,144
                                                            -------
                                                             25,571
                                                            -------
Federal Government Loan Mortgage Corporation
 (0.9%)
6.50%, 5/1/31....................................    2,760    2,783
                                                            -------
Federal Home Loan Bank (10.7%)
5.35%, 12/1/03...................................    3,000    3,106
6.34%, 6/29/04...................................    2,250    2,384
7.25%, 5/13/05...................................   10,000   10,928
5.80%, 9/2/08....................................   10,000   10,238
5.89%, 3/30/09...................................    5,000    5,119
                                                            -------
                                                             31,775
                                                            -------
Freddie Mac (11.0%)
5.00%, 1/15/04...................................   10,000   10,296
5.50%, 8/1/08....................................    2,954    2,961
5.75%, 3/15/09...................................   10,000   10,225
6.00%, 6/1/16 - 8/1/18...........................    5,613    5,624
7.00%, 6/1/31....................................    3,371    3,450
                                                            -------
                                                             32,556
                                                            -------
Government National Mortgage Assoc. (24.3%)
5.50%, 2/15/14 - 10/15/28........................    4,202    4,112
6.00%, 5/15/16 - 6/15/31.........................   10,107   10,142
6.50%, 7/15/14 - 5/15/31.........................    9,555    9,736
7.00%, 12/15/26 - 2/20/29........................   12,189   12,540
7.50%, 9/20/15 - 8/20/30.........................   23,433   24,575
8.00%, 7/15/26 - 6/20/30.........................    9,543   10,071
8.50%, 12/15/19 - 2/15/23........................       96      106
9.00%, 6/15/18 - 9/15/22.........................      368      405
9.50%, 5/15/18 - 8/15/21.........................      307      343
                                                            -------
                                                             72,030
                                                            -------
Private Export Funding (4.7%)
6.31%, 9/30/04, Series C.........................    2,000    2,125
5.53%, 4/30/06...................................    2,500    2,575
6.49%, 7/15/07, Series B.........................    2,000    2,140
5.75%, 1/15/08...................................    3,800    3,914
5.87%, 7/31/08, Series D.........................    3,000    3,086
                                                            -------
                                                             13,840
                                                            -------

                                                   Shares or
                                                   Principal
                                                    Amount     Value
                                                  ----------- --------
U.S. GOVERNMENT AGENCIES, continued
Tennessee Valley Authority (4.0%)
5.38%, 11/13/08.................................. $     1,500 $  1,494
5.63%, 1/18/11, Series A.........................       5,000    4,938
6.75%, 11/1/25...................................       5,000    5,282
                                                              --------
                                                                11,714
                                                              --------
TOTAL U.S. GOVERNMENT AGENCIES...................              219,506
                                                              --------
U.S. TREASURY BONDS (8.9%)
7.50%, 11/15/16..................................       7,900    9,417
7.25%, 8/15/22...................................       7,000    8,317
7.63%, 11/15/22..................................       7,000    8,646
                                                              --------
TOTAL U.S. TREASURY BONDS........................               26,380
                                                              --------
U.S. TREASURY NOTES (10.1%)
7.50%, 5/15/02...................................      10,000   10,166
5.75%, 8/15/03 - 8/15/10.........................      19,000   19,915
                                                              --------
TOTAL U.S. TREASURY NOTES........................               30,081
                                                              --------
INVESTMENT COMPANIES (5.8%)
AIM Treasury Money Market Fund...................  13,655,502   13,655
AmSouth Treasury Reserve Money Market Fund.......   3,518,649    3,519
                                                              --------
TOTAL INVESTMENT COMPANIES.......................               17,174
                                                              --------
TOTAL INVESTMENTS (Cost $279,867) (a) -- 98.9%...              293,141
Other assets in excess of liabilities -- 1.1%....                3,280
                                                              --------
NET ASSETS -- 100.0%.............................             $296,421
                                                              ========

--------
(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation of securities as follows:

Unrealized appreciation.......................... $13,424
Unrealized depreciation..........................    (150)
                                                  -------
Net unrealized appreciation...................... $13,274
                                                  =======

 MTN -- Medium Term Note

                      See notes to financial statements.

January 31, 2002
(Unaudited)
(Amounts in thousands, except shares)


                                                           AMSOUTH LIMITED TERM
                                                           U.S. GOVERNMENT FUND
                                              Schedule of Portfolio Investments


                                                            Shares or
                                                            Principal
                                                             Amount    Value
                                                            --------- -------
U.S. GOVERNMENT AGENCIES (49.0%)
Fannie Mae (6.6%)
5.38%, 3/15/02.............................................  $ 1,000  $ 1,004
5.98%, 11/12/02............................................      500      515
5.63%, 5/14/04.............................................      500      522
5.75%, 6/15/05.............................................      250      262
6.44%, 8/14/07.............................................      500      533
6.65%, 11/14/07............................................      500      515
                                                                      -------
                                                                        3,351
                                                                      -------
Federal Farm Credit Bank (6.6%)
5.76%, 7/7/03..............................................      750      781
5.07%, 12/15/03............................................    1,000    1,031
3.88%, 12/15/04............................................    1,000      998
5.75%, 9/1/05, MTN.........................................      500      522
                                                                      -------
                                                                        3,332
                                                                      -------
Federal Home Loan Bank (6.3%)
1.91%, 2/27/02.............................................    1,000      999
6.34%, 6/29/04.............................................      750      795
5.50%, 8/15/08.............................................      375      378
5.82%, 3/30/09.............................................    1,000    1,019
                                                                      -------
                                                                        3,191
                                                                      -------
Freddie Mac (7.9%)
6.16%, 9/25/02.............................................      500      513
3.25%, 12/15/03............................................    1,500    1,498
5.00%, 1/15/04.............................................    1,000    1,030
5.50%, 8/1/08..............................................      985      987
                                                                      -------
                                                                        4,028
                                                                      -------
Government National Mortgage Assoc. (7.2%)
5.50%, 3/15/16 - 8/20/16...................................    1,967    1,956
7.00%, 8/15/11 - 9/15/11...................................      700      734
7.50%, 5/15/10 - 10/15/11..................................      902      955
9.00%, 2/15/03.............................................       20       21
                                                                      -------
                                                                        3,666
                                                                      -------
Private Export Funding (5.1%)
6.45%, 9/30/04.............................................    1,000    1,065
5.53%, 4/30/06.............................................    1,000    1,030
5.75%, 1/15/08.............................................      500      515
                                                                      -------
                                                                        2,610
                                                                      -------
Sallie Mae (4.6%)
5.25%, 3/15/06.............................................    2,300    2,346
                                                                      -------
Tennessee Valley Authority (4.7%)
6.00%, 9/24/02.............................................    1,000    1,016
5.38%, 11/13/08............................................    1,350    1,345
                                                                      -------
                                                                        2,361
                                                                      -------
TOTAL U.S. GOVERNMENT AGENCIES.............................            24,885
                                                                      -------
U.S. TREASURY NOTES (41.4%)
6.63%, 4/30/02.............................................    1,500    1,518
7.50%, 5/15/02 - 2/15/05...................................    3,000    3,229
6.25%, 6/30/02.............................................      750      764
5.75%, 10/31/02............................................    1,000    1,027
5.63%, 12/31/02 - 2/15/06..................................    3,000    3,138

                                                       Shares or
                                                       Principal
                                                        Amount     Value
                                                       ---------- -------
U.S. TREASURY NOTES, continued
4.25%, 3/31/03........................................ $    1,000 $ 1,021
4.00%, 4/30/03........................................      1,000   1,019
2.75%, 9/30/03........................................      2,000   1,997
6.50%, 8/15/05 - 10/15/05.............................      4,000   4,339
3.50%, 11/15/06.......................................      2,000   1,926
4.75%, 11/15/08.......................................      1,000     997
                                                                  -------
TOTAL U.S. TREASURY NOTES.............................             20,975
                                                                  -------
INVESTMENT COMPANIES (8.3%)
AIM Treasury Money Market Fund........................  2,495,761   2,496
AmSouth Treasury Reserve Money
 Market Fund..........................................  1,698,791   1,699
                                                                  -------
TOTAL INVESTMENT COMPANIES............................              4,195
                                                                  -------
TOTAL INVESTMENTS
 (Cost $49,384) (a) -- 98.7%..........................             50,055
Other assets in excess of liabilities -- 1.3%.........                640
                                                                  -------
NET ASSETS -- 100.0%..................................            $50,695
                                                                  =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation of securities as follows:

         Unrealized appreciation............................... $ 826
         Unrealized depreciation...............................  (155)
                                                                -----
         Net unrealized appreciation........................... $ 671
                                                                =====

MTN -- Medium Term Note

                      See notes to financial statements.

 AMSOUTH MUNICIPAL BOND FUND
 Schedule of Portfolio Investments



                                                               January 31, 2002
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)



                                                      Shares or
                                                      Principal Market
                                                       Amount   Value
                                                      --------- -------
        MUNICIPAL BONDS (97.8%)
        Alabama (45.4%)
        Alabama 21st Century Authority Tobacco
         Settlement Revenue, 5.13%, 12/1/05..........  $ 1,000  $ 1,035
        Alabama 21st Century Authority Tobacco
         Settlement Revenue, 5.25%, 12/1/06..........    1,000    1,040
        Alabama State Agriculture & Mechanical
         University, Revenue, 4.55%, 11/1/09,
         Callable 5/1/08 @ 102, MBIA.................    2,245    2,308
        Alabama State Agriculture & Mechanical
         University, Revenue, 4.65%, 11/1/10,
         Callable 5/1/08 @ 102, MBIA.................    2,355    2,417
        Alabama State Agriculture & Mechanical
         University, Revenue, 6.50%, 11/1/25,
         Callable 11/1/05 @ 102, MBIA................    2,035    2,326
        Alabama State Corrections Institution, Series
         A, 4.90%, 4/1/03, MBIA......................    3,060    3,171
        Alabama State Judicial Building Authority,
         Judicial Facilties Project, 4.75%, 1/1/05,
         AMBAC.......................................    3,700    3,878
        Alabama State Judicial Building Authority,
         Judicial Facilties Project, 4.85%, 1/1/06,
         AMBAC.......................................    3,880    4,094
        Alabama State Mental Health Finance
         Authority, Special Tax, 4.88%, 5/1/03,
         MBIA........................................    2,000    2,075
        Alabama State Public School & College
         Authority, 5.00%, 12/1/05, Callable 6/1/03
         @ 103.......................................    3,390    3,609
        Alabama State Public School & College
         Authority, 5.13%, 11/1/14, Callable 11/1/08
         @ 101.5, FSA................................    8,000    8,292
        Alabama State Public School & College
         Authority, Capital Improvement, 4.75%,
         11/1/06, Callable 11/1/05 @ 101.............    5,000    5,291
        Alabama State Public School & College
         Authority, Revenue, Series A, 4.38%,
         8/1/04......................................   10,000   10,455
        Alabama State Water Pollution Control
         Authority, Revolving Fund, Series B,
         5.25%, 8/15/08, Callable 8/15/06 @ 100,
         AMBAC.......................................    1,095    1,157
        Alabama State Water Pollution Control
         Authority, Revolving Fund, Series B,
         5.38%, 8/15/10, Callable 8/15/06 @ 100,
         AMBAC.......................................      860      901
        Alabama State Water Pollution Control
         Authority, Revolving Fund, Series B,
         5.40%, 8/15/11, Callable 8/15/06 @ 100,
         AMBAC.......................................    1,840    1,921
        Alabama State Water Pollution Control
         Authority, Revolving Fund, Series B,
         5.50%, 8/15/16, Callable 8/15/06 @ 100,
         AMBAC.......................................    3,890    4,010
        Alabama State, Series A, GO, 4.60%,
         10/1/05.....................................    3,500    3,697
        Alabama State, Series E, GO, 4.00%,
         9/1/08......................................    2,855    2,877

                                                      Shares or
                                                      Principal Market
                                                       Amount   Value
                                                      --------- -------
         MUNICIPAL BONDS, continued
         Alabama, continued
         Alabama State, Series E, GO, 4.00%,
          9/1/09.....................................  $ 4,210  $ 4,195
         Auburn University, University Revenues,
          General Fee, 5.25%, 6/1/06, Callable 6/1/03
          @ 102, MBIA................................    1,000    1,062
         Auburn University, University Revenues,
          General Fee, Series A, 5.50%, 6/1/12,
          Callable 6/1/11 @ 100, MBIA................    2,125    2,301
         Birmingham, GO, 4.90%, 7/1/06...............    1,500    1,596
         Birmingham, Capital Improvements, Series A,
          GO, 4.75%, 10/1/10, Callable
          4/1/08 @ 102...............................    1,340    1,389
         Birmingham, Capital Improvements, Series A,
          GO, 4.85%, 10/1/11, Callable
          4/1/08 @ 102...............................    1,430    1,482
         Birmingham, Capital Improvements, Series B,
          GO, 4.80%, 10/1/08, Callable
          4/1/07 @ 102...............................    1,040    1,095
         Birmingham, Industrial Water Board,
          Industrial Water Supply, 5.30%, 3/1/04,
          Callable 3/1/03 @ 102, ETM.................    1,100    1,164
         Birmingham, Industrial Water Board,
          Industrial Water Supply, 5.40%, 3/1/05,
          Callable 3/1/03 @ 102, ETM.................    1,000    1,072
         Birmingham, Industrial Water Board,
          Industrial Water Supply, 5.50%, 3/1/06,
          Prerefunded 3/1/05 @ 100...................    1,300    1,398
         Birmingham, Industrial Water Board,
          Industrial Water Supply, 6.20%, 7/1/08,
          Prerefunded 1/1/07 @ 100...................    3,105    3,377
         Birmingham, Special Care Facilities Funding
          Authority, Series D, 4.95%, 11/1/14,
          Prerefunded 11/1/07 @ 100..................    2,745    2,918
         Clark & Mobile County, Gas District, 5.60%,
          12/1/17, Callable 12/1/06 @ 102, MBIA......    1,045    1,092
         Dothan, GO, 5.05%, 9/1/09, FSA..............      905      962
         Dothan, GO, 5.10%, 9/1/10, Callable 9/1/09 @
          101, FSA...................................    1,515    1,611
         Florence Water, Series B, 4.70%, 12/1/13,
          Callable 12/1/08 @ 102, FSA................    1,025    1,037
         Florence, Warrants, Series A, GO, 4.65%,
          9/1/03, MBIA...............................    1,485    1,547
         Florence, Warrants, Series A, GO, 4.35%,
          12/1/07, FSA...............................      390      404
         Florence, Warrants, Series A, GO, 4.40%,
          12/1/08....................................      405      418
         Florence, Warrants, Series A, GO, 4.50%,
          12/1/09....................................      425      438
         Florence, Warrants, Series A, GO, 4.60%,
          12/1/10, Callable 12/1/08 @ 102............      445      458
         Florence, Warrants, Series B, GO, 4.35%,
          12/1/07, FSA...............................      790      819
         Florence, Warrants, Series B, GO, 4.40%,
          12/1/08, FSA...............................      825      851
         Florence, Warrants, Series B, GO, 4.50%,
          12/1/09, Callable 12/1/08 @ 102, FSA.......      865      891

                                   Continued

January 31, 2002
(Unaudited)
(Amounts in thousands, except shares)


                                                    AMSOUTH MUNICIPAL BOND FUND
                                              Schedule of Portfolio Investments


                                                      Shares or
                                                      Principal Market
                                                       Amount   Value
                                                      --------- -------
        MUNICIPAL BONDS, continued
        Alabama, continued
        Florence, Warrants, Series B, GO, 4.60%,
         12/1/10, Callable 12/1/08 @ 102, FSA........  $   900  $   927
        Hoover, Warrants, GO, 4.50%, 3/1/13,
         Prerefunded 3/1/03 @ 100....................    5,450    5,419
        Huntsville, Series A, GO, 4.75%, 11/1/18,
         Callable 11/1/08 @ 101......................    1,445    1,392
        Huntsville Electric, 4.60%, 12/1/09, Callable
         12/1/07 @ 102...............................      550      567
        Huntsville Electric, 4.70%, 12/1/10, Callable
         12/1/07 @ 102...............................      660      679
        Huntsville Electric, 4.80%, 12/1/11, Callable
         12/1/07 @ 102...............................      680      699
        Huntsville, Warrants, Series B, GO, 4.00%,
         11/1/05.....................................    3,120    3,225
        Huntsville, Warrants, Series B, GO, 4.00%,
         11/1/06.....................................    3,245    3,339
        Huntsville, Warrants, Series B, GO, 4.10%,
         11/1/07.....................................    3,380    3,454
        Huntsville, Water System, Warrants, 5.00%,
         5/1/02, AMBAC...............................    2,000    2,018
        Jefferson County, GO, 5.30%, 4/1/09,
         Prerefunded 4/1/03 @ 102....................    4,000    4,126
        Jefferson County Board of Education, Capital
         Outlay, 5.40%, 2/15/10, Callable 2/15/03
         @ 102, AMBAC................................    1,000    1,058
        Jefferson County, Sewer Revenue Warrants,
         5.40%, 9/1/04, Prerefunded 3/1/03 @ 102,
         MBIA........................................    2,400    2,555
        Jefferson County, Warrants, GO, 5.00%,
         4/1/04, Callable 4/1/03 @ 102...............    5,000    5,237
        Jefferson County, Warrants, GO, 5.10%,
         2/15/10, FSA................................    1,000    1,060
        Madison Water & Wastewater Board, Water &
         Sewer Revenue, 4.60%, 12/1/11, AMBAC........      725      736
        Mobile County, Series A, GO, 5.00%, 2/1/04,
         Callable 2/1/03 @ 102.......................    1,350    1,410
        Mobile County, Warrants, Series A, Limited
         GO, 5.10%, 2/1/05, Callable 2/1/03 @ 102....    5,000    5,198
        Mobile, Warrants, GO, 6.50%, 2/15/05,
         AMBAC.......................................    1,630    1,792
        Mobile, Warrants, GO, 6.50%, 2/15/06,
         AMBAC.......................................    1,685    1,882
        Mobile, Warrants, GO, 4.85%, 2/15/09, GO.....    2,250    2,337
        Mobile, Water & Sewer Commissioners,
         Water & Sewer Revenue, 5.00%, 1/1/05,
         FGIC........................................    3,250    3,430
        Montgomery County, Warrants, GO, 5.00%,
         11/1/04, Callable 11/1/02 @ 102.............    1,500    1,566
        Montgomery Waterworks & Sanitation Sewer
         Board, Water & Sewer Systems Revenue,
         5.25%, 9/1/18, Callable 9/1/11 @ 101,
         AMBAC.......................................    4,125    4,210
        Montgomery, Warrants, Series A, GO, 5.00%,
         5/1/05, Callable 5/1/03 @ 102...............    1,040    1,084
        Montgomery, Warrants, Series A, GO, 5.00%,
         5/1/06, Callable 5/1/03 @ 102...............    1,000    1,039

                                                     Shares or
                                                     Principal  Market
                                                      Amount    Value
                                                     --------- --------
        MUNICIPAL BONDS, continued
        Alabama, continued
        Montgomery, Waterworks & Sanitary Sewer
         Board, 5.50%, 9/1/08, Callable 9/1/06 @
         101, MBIA..................................  $ 3,000  $  3,227
        Montgomery, Waterworks & Sanitary Sewer
         Board, Series B, 5.70%, 9/1/02.............    1,000     1,024
        Montgomery, Waterworks & Sanitary Sewer
         Board, Series B, 6.25%, 9/1/08, Callable
         9/1/02 @ 102...............................    2,500     2,616
        Montgomery, Waterworks & Sanitary Sewer
         Board, Series B, 6.30%, 9/1/10, Callable
         9/1/02 @ 102...............................    3,565     3,731
        Shelby County Board of Education,
         Warrants, Capital Outlay, 4.80%, 2/1/10,
         Callable 2/1/09 @ 101, AMBAC...............    1,005     1,045
        Shelby County, Warrants, Series A, 5.60%,
         8/1/02, AMBAC..............................    1,990     2,031
        Talladega County, Industrial Development
         Board, Cyprus 1 Project, 9.75%, 12/1/13....      335       337
        University Alabama General Fee, 4.60%,
         6/1/09, Callable 6/1/07 @ 102, MBIA........    1,200     1,240
        University Alabama General Fee, 4.70%,
         6/1/10, Callable 6/1/07 @ 102, MBIA........    1,300     1,339
        University Alabama General Fee, 4.75%,
         6/1/11, Callable 6/1/07 @ 102, MBIA........    1,500     1,541
        University of South Alabama, University
         Revenues, Tuition, 4.70%, 11/15/08,
         Callable 5/15/06 @ 102, AMBAC..............    2,185     2,283
                                                               --------
                                                                178,984
                                                               --------
        Arizona (0.3%)
        Pima County, School District No. 16,
         Catalina Foothills, GO, 5.75%, 7/1/06,
         MBIA.......................................    1,200     1,320
                                                               --------
        California (1.6%)
        Franklin-McKinley School District
         Refunding Bond, GO, 6.00%,
         7/1/16, FSA................................    1,000     1,153
        San Mateo County Transit District, Sales Tax
         Revenue, Series A, 5.25%, 6/1/16, Callable
         6/1/09 @ 101, FSA..........................    4,765     5,000
                                                               --------
                                                                  6,153
                                                               --------
        Colorado (1.6%)
        Central Platte Valley Metropolitan District,
         5.20%, 12/1/17, Prerefunded: 12/1/09 @
         101, OID, ACA..............................    5,940     6,482
                                                               --------
        Florida (8.1%)
        Dade County, Series DD, GO, 7.70%,
         10/1/08, AMBAC.............................    1,760     2,148
        Dade County, Series DD, GO, 7.70%,
         10/1/12, AMBAC.............................    1,000     1,261
        Florida State Board of Education, Capital
         Outlay, Series A, GO, 5.00%, 6/1/08........    6,500     6,913
        Jacksonville, Water & Sewer District,
         Revenue, 5.00%, 10/1/20, MBIA..............    9,550    10,218
        Key West Utilities Board, Electric Revenue,
         6.00%, 10/1/13, AMBAC......................    2,450     2,815

                                   Continued

 AMSOUTH MUNICIPAL BOND FUND
 Schedule of Portfolio Investments



                                                               January 31, 2002
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                       Shares or
                                                       Principal   Market
                                                        Amount     Value
                                                       ---------   -------
        MUNICIPAL BONDS, continued
        Florida, continued
        Reedy Creek, Improvement District, Series 1,
         5.50%, 10/1/08, Callable 10/1/07 @ 101,
         AMBAC........................................ $  8,070    $ 8,810
                                                                   -------
                                                                    32,165
                                                                   -------
        Georgia (0.3%)
        Georgia State, Series A, GO, 6.10%, 2/1/03,
         Callable 9/10/01 @ 102.......................    1,000      1,024
                                                                   -------
        Hawaii (1.0%)
        Hawaii State, GO, 5.50%, 3/1/16, Prerefunded
         3/1/07 @ 102, FGIC...........................    3,625      4,007
                                                                   -------
        Illinois (2.6%)
        Chicago Metropolitan Water Reclamation
         District, Greater Chicago Capital
         Improvements, GO, 6.90%, 1/1/07..............    7,830      8,939
        Will County Forest Preservation District,
         Series B, GO, 0.00%, 12/1/18, FGIC...........    3,000      1,227
                                                                   -------
                                                                    10,166
                                                                   -------
        Kentucky (0.5%)
        Carrollton & Henderson Public Energy
         Authority, Gas Revenue, Series A, 5.00%,
         1/1/09, FSA..................................    2,000      2,046
                                                                   -------
        Louisiana (0.3%)
        Louisiana Local Government Environmental
         Facilities, Community Development
         Authority Revenue, Capital Projects &
         Equipment Acquisition, 5.25%, 12/1/18,
         AMBAC........................................    1,085      1,125
                                                                   -------
        Minnesota (0.6%)
        Centennial Independent School District, No.
         12, Series A, GO, 5.60%, 2/1/07, MBIA........    2,175      2,368
                                                                   -------
        Mississippi (1.4%)
        Medical Center Educational Building Corp. of
         Mississippi, Revenue, University of
         Mississippi Medical Center Project, 5.90%,
         12/1/23, Prerefunded 12/1/04 @ 102,
         MBIA.........................................    2,075      2,307
        Mississippi State, Series B, GO, 5.90%,
         11/15/09.....................................    1,000      1,123
        Mississippi State, Capital Improvements,
         Series A, GO, 5.20%, 8/1/11, Callable
         8/1/03 @ 100.................................    2,000      2,096
                                                                   -------
                                                                     5,526
                                                                   -------
        Missouri (0.1%)
        Missouri State, Water Pollution, Series B, GO,
         5.00%, 8/1/07, Callable 8/1/03 @ 102.........      390        405
                                                                   -------
        Ohio (2.6%)
        Ohio State Higher Education, Series A, GO,
         5.20%, 2/1/10................................    9,700     10,391
                                                                   -------
        Oklahoma (0.4%)
        Moore, Refunding, GO, 5.75%, 4/1/12, MBIA.....    1,530      1,677
                                                                   -------
        Oregon (2.0%)
        Salem, GO, 4.45%, 12/1/10, Callable 6/1/09 @
         100, FSA.....................................    2,365      2,403

                                                      Shares or
                                                      Principal   Market
                                                       Amount     Value
                                                      ---------   -------
        MUNICIPAL BONDS, continued
        Oregon, continued
        Washington County Criminal Justice
         Facilities, GO, 5.00, 12/1/09, Callable
         12/1/07 @ 100............................... $  5,285    $ 5,555
                                                                  -------
                                                                    7,958
                                                                  -------
        Pennsylvania (0.4%)
        Bethlehem Area School District, GO, 6.00%,
         3/1/16, Prerefunded 3/1/06 @ 100, State
         Aid Withholding, MBIA.......................    1,500      1,656
                                                                  -------
        Rhode Island (1.1%)
        Rhode Island Port Authority & Economic
         Development Corp., Revenue, Shepard
         Building Project, Series B, 6.75%, 6/1/25,
         Prerefunded 6/1/04 @ 102, AMBAC.............    1,000      1,117
        Rhode Island State, Series A, GO, 5.75%,
         9/1/13, Callable 9/1/09 @ 101, FGIC.........    3,065      3,348
                                                                  -------
                                                                    4,465
                                                                  -------
        South Carolina (2.5%)
        Beaufort County School District, Series B,
         GO, 4.10%, 2/1/09, Callable 2/1/07 @ 101,
         SCSDE.......................................    5,525      5,544
        Beaufort County School District, Series B,
         GO, 4.90%, 3/1/09,
         Callable 3/1/05 @ 101.......................    4,125      4,269
                                                                  -------
                                                                    9,813
                                                                  -------
        Tennessee (3.0%)
        Jackson, Improvements, 5.00%, 3/1/10,
         Prerefunded 3/1/05 @ 102....................    2,000      2,071
        Metropolitan Government, Nashville &
         Davidson County, Industrial Development
         Board, Revenue, Multi-Family Housing,
         Arbor, Series B, 7.50%, 11/15/10,
         Prerefunded 5/15/10 @ 100...................    1,000      1,236
        Metropolitan Government, Nashville &
         Davidson County, Industrial Development
         Board, Revenue, Multi-Family Housing,
         Arbor, Series C, 7.50%, 11/15/12,
         Prerefunded 5/15/12 @ 100...................    1,000      1,258
        Tennessee State, Series B, GO, 5.00%, 5/1/15,
         Callable 5/1/08 @ 100.......................    1,500      1,526
        Tennessee State, Series B, GO, 4.60%, 5/1/07,
         Callable 5/1/06 @ 100.......................    5,495      5,709
                                                                  -------
                                                                   11,800
                                                                  -------
        Texas (9.8%)
        Cypress-Fairbanks Independent School
         District, Series A, GO, 6.13%, 8/1/10,
         Prerefunded 8/1/03 @ 100, PSF-GTD...........    2,830      3,004
        Dallas County, Series A, GO,
         5.25%, 8/15/09..............................    3,000      3,221
        El Paso, Limited GO, 6.10%, 8/15/03, FGIC....      855        876
        El Paso, Limited GO, 6.10%, 8/15/03, FGIC....      145        148
        Harris County, Housing Financial Corp.,
         Multi-Family Housing Revenue, Breton
         Mill Partners, 7.00%, 3/1/07, Prerefunded
         2/15/07 @ 100...............................    1,000      1,155

                                   Continued

January 31, 2002
(Unaudited)
(Amounts in thousands, except shares)


                                                    AMSOUTH MUNICIPAL BOND FUND
                                              Schedule of Portfolio Investments


                                                       Shares or
                                                       Principal   Market
                                                        Amount     Value
                                                       ---------   -------
       MUNICIPAL BONDS, continued
       Texas, continued
       Katy Independent School District, Series A,
        GO, 4.50%, 2/15/20, Callable 2/15/08 @
        100, PSF-GTD.................................. $  3,600    $ 3,271
       Lubbock Health Facilities Development Corp.,
        Hospital Revenue, Methodist Hospital,
        Series B, 6.75%, 12/1/10, AMBAC...............    1,000      1,193
       Mesquite Independent School District, Series
        A, GO, 4.70%, 8/15/08, Callable 8/15/07 @
        100...........................................    4,000      4,153
       Richardson Independent School District,
        Series C, 4.75%, 2/15/22, Callable 2/15/08
        @ 100, PSF-GTD................................    1,000        933
       San Antonio, Series A, GO, 4.75%, 2/1/19,
        Callable 2/1/09 @ 100.........................    1,590      1,512
       Texas State, Public Finance Authority, Series
        A, Refunding, GO, 5.25%, 10/1/08..............    7,965      8,589
       University of Texas, 4.60%, 7/1/08, Callable
        7/1/06 @ 100..................................    3,575      3,679
       University of Texas, Series B, 4.25%, 8/15/09,
        Callable 8/15/07 @ 100........................    5,455      5,496
       Whitehouse Independent School District, GO,
        4.80%, 2/15/12, Callable 2/15/08 @ 100........    1,000      1,017
                                                                   -------
                                                                    38,247
                                                                   -------
       Utah (5.0%)
       Davis County, School District, GO, 4.38%,
        6/1/08, School Board Guaranty.................    4,805      4,955
       Jordan School District, GO, 4.80%, 6/15/08,
        Callable 6/15/07 @ 100........................    3,810      3,991
       Utah State, Series F, GO, 5.00%, 7/1/09,
        Callable 7/1/07 @ 100.........................    5,000      5,462
       Utah State, Series F, GO, 5.00%, 7/1/09,
        Callable 7/1/07 @ 100.........................    5,200      5,447
                                                                   -------
                                                                    19,855
                                                                   -------
       Virginia (2.8%)
       Virginia College Building Authority, Series A,
        5.00%, 9/1/12, Callable 9/1/07 @ 101..........    2,000      2,077
       Virginia State, GO, 5.00%, 6/1/08, Callable
        6/1/07 @ 100..................................    5,000      5,315
       Virginia State, Public School Authority, Series
        S, 5.25%, 8/1/09..............................    3,500      3,782
                                                                   -------
                                                                    11,174
                                                                   -------
       Washington (3.4%)
       King County Public Hospital District No. 002,
        GO, 5.25%, 12/1/13, MBIA......................    1,095      1,141
       Washington State, GO, 5.75%, 9/1/08............    6,500      7,179
       Washington State, Series 2-A, GO, 5.00%,
        7/1/10, FSA...................................    5,000      5,268
                                                                   -------
                                                                    13,588
                                                                   -------
       West Virginia (0.3%)
       Raleigh Fayette & Nicholas Counties,
        6.20%, 8/1/04.................................    1,000      1,091
                                                                   -------

                                                  Shares or
                                                  Principal   Market
                                                   Amount     Value
                                                  ---------- --------
          MUNICIPAL BONDS, continued
          Wisconsin (0.7%)
          Wisconsin State Health & Educational
           Facilities Authority, Revenue, Wheaton
           Franciscan Services, Inc., 6.10%,
           8/15/09, MBIA......................... $    2,420 $  2,699
                                                             --------
          TOTAL MUNICIPAL BONDS..................             386,185
                                                             --------
          INVESTMENT COMPANIES (1.9%)
          Federated Tax-Free Money Market Fund...      4,854        5
          Goldman Sachs Tax-Free Money Market
           Fund..................................  7,396,765    7,397
                                                             --------
          TOTAL INVESTMENT COMPANIES.............               7,402
                                                             --------
          TOTAL INVESTMENTS
           (Cost $377,651) (a) -- 99.7%..........             393,587
          Other assets in excess of
           liabilities -- 0.3%...................               1,147
                                                             --------
          NET ASSETS -- 100.0%...................            $394,734
                                                             ========

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation of securities as follows:

                      Unrealized appreciation.... $16,029
                      Unrealized depreciation....     (93)
                                                  -------
                      Net unrealized appreciation $15,936
                                                  =======

ACA -- ACA Certificate of Bond Insurance
AMBAC -- Insured by AMBAC Indemnity Corp.
ETM -- Escrowed to Maturity
FGIC -- Insured by Financial Guaranty Insurance Corp.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.
OID -- Original Issue Discount
PSF-GTD -- Permanent School Fund Guarantee
SCSDE -- South Carolina School District Enhancement

                      See notes to financial statements.

 AMSOUTH FLORIDA
 TAX-EXEMPT FUND
 Schedule of Portfolio Investments



                                                               January 31, 2002
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                     Shares or
                                                     Principal
                                                      Amount      Value
                                                     ---------   --------
        MUNICIPAL BONDS (97.3%)
        Florida (97.3%)
        Altamonte Springs, Health Facilities
         Authority, Hospital Revenue, 5.60%,
         10/1/10, ETM............................... $    545    $    606
        Broward County Gas Tax Revenue,
         5.25%, 9/1/09..............................      500         539
        Broward County School District, GO,
         5.60%, 2/15/07, Callable 2/15/03 @ 102.....    1,500       1,590
        Broward County School District, GO,
         6.00%, 2/15/07, Callable 2/15/02 @ 102.....    2,000       2,051
        Broward County, Series B, GO, 5.00%,
         1/1/10.....................................    1,000       1,056
        Clearwater Utility Revenue, 6.10%, 12/1/07,
         ETM........................................      700         793
        Dade County Aviation Authority, Series 1994
         B, 6.25%, 10/1/04, AMBAC...................    1,000       1,094
        Dade County School Board, Certificates of
         Participation, Series C, 5.25%, 8/1/06,
         FSA........................................      750         811
        Dade County School District, GO,
         6.00%, 7/15/06.............................    1,000       1,110
        Dade County School District, GO,
         5.00%, 2/15/14, Callable 2/15/07 @ 101,
         MBIA.......................................    1,000       1,022
        Escambia County Utility Authority, Utility
         System Revenue, 5.00%, 1/1/08, FGIC........    1,000       1,060
        Florida Housing Finance Agency, Homeowner
         Mortgages, Series 1995 A-1, 5.65%, 1/1/09,
         Callable 1/1/06 @ 102......................      645         687
        Florida State Board of Education Lottery
         Revenue, Series B, 5.25%, 7/1/09, Callable
         7/1/08 @ 101, FGIC.........................    1,000       1,076
        Florida State Board of Education, Series A,
         GO, 5.00%, 1/1/15, Callable
         1/1/08 @ 101...............................    1,000       1,015
        Florida State Board of Education, Series B,
         GO, 5.38%, 6/1/08, Callable
         6/1/07 @ 101...............................    2,000       2,159
        Florida State Department of Transportation,
         Right of Way, Series B, GO, 5.50%, 7/1/08,
         Callable 7/1/07 @ 101......................    3,310       3,602
        Florida State Division of Bond Finance,
         Department of General Services,
         Preservation 2000, Series A, 5.50%, 7/1/08,
         FSA........................................    1,000       1,092
        Florida State Division of Bond Finance,
         Department of General Services,
         Preservation 2000, Series A, 5.70%, 7/1/09,
         Callable 7/1/05 @ 101, AMBAC...............    1,000       1,100
        Florida State Division of Bond Finance,
         Department of General Services,
         Preservation 2000, Series A, 5.00%, 7/1/12,
         Callable 7/1/07 @ 101, AMBAC...............    2,000       2,064

                                                      Shares or
                                                      Principal
                                                       Amount      Value
                                                      ---------   --------
        MUNICIPAL BONDS, continued
        Florida, continued
        Florida State Division of Bond Finance
         Department of General Services, Series B,
         5.50%, 7/1/05, AMBAC........................ $  2,000    $  2,162
        Florida State Division of Bond Finance
         Department of Natural Resources,
         Preservation 2000, Series A, 5.40%, 7/1/07,
         Callable 7/1/03 @ 101, FSA..................    1,000       1,060
        Florida State Turnpike Authority, Turnpike
         Revenue, Series A, 5.50%, 7/1/11,
         Callable 7/1/05 @ 101, FGIC.................    1,000       1,074
        Florida State, Senior Lien, Jacksonville
         Transportation, GO, 5.25%, 7/1/15,
         Callable 7/1/07 @ 101.......................    1,000       1,029
        Florida Water Pollution Control Revenue,
         5.50%, 1/15/14, Callable 7/15/11 @ 100......    1,000       1,078
        Ft. Lauderdale Park Improvement Project, GO,
         5.50%, 7/1/17, Callable 1/1/04 @ 101........    1,250       1,275
        Hillsborough County, Capital Improvement,
         County Center Project, Series B,
         5.00%, 7/1/13, Callable 7/1/06 @ 102,
         MBIA........................................    1,000       1,024
        Jacksonville Electric Authority, St. John's
         River Issue 2, Series 16, 5.00%, 10/1/10,
         Callable 10/1/03 @ 101......................    1,000       1,050
        Jacksonville, Sales Tax Revenue,
         5.00%, 10/1/09, AMBAC.......................    1,000       1,065
        Key West Utilities Board, Electric Revenue,
         6.00%, 10/1/13, AMBAC.......................    1,500       1,724
        Lee County Florida Transportation Facilities,
         Revenue, Series A, 5.50%, 10/1/11,
         AMBAC.......................................    1,500       1,643
        Manatee County School Board, Certificates of
         Participation, 7/1/09, Callable 7/1/06 @
         102, MBIA...................................      500         561
        Miami Beach Florida Water & Sewer
         Revenue, 5.38%, 9/1/08,
         Callable 9/7/01 @ 101, FSA, OID.............    1,000       1,083
        Miami-Dade County Educational Facilities
         Authority Revenue, Series A,
         5.75%, 4/1/13, Callable 4/1/10 @ 101,
         AMBAC.......................................    1,060       1,164
        Okeechobee Utility Authority, Utility System
         Revenue, 5.25% 10/1/14,
         Callable 10/1/09 @ 101, FSA.................    1,675       1,754
        Orange County, Sales Tax Revenue,
         4.80%, 1/1/17, Callable 1/1/07 @ 101,
         FGIC........................................    1,000         984
        Orange County, Tourist Development, Tax
         Revenue, 5.00%, 10/1/08, AMBAC..............    1,500       1,601
        Orlando Utilities Commission, Water &
         Electric Revenue, Series B, 5.10%, 10/1/11,
         Callable 10/1/06 @ 100......................    1,500       1,548
        Palm Beach County, Criminal Justice
         Facilities, 5.38%, 6/1/10, FGIC.............    1,000       1,084

                                   Continued

January 31, 2002
(Unaudited)
(Amounts in thousands, except shares)


                                                                AMSOUTH FLORIDA
                                                                TAX-EXEMPT FUND
                                              Schedule of Portfolio Investments


                                                      Shares or
                                                      Principal
                                                       Amount     Value
                                                      ---------- -------
        MUNICIPAL BONDS, continued
        Florida, continued
        Pasco County, Water & Sewer Revenue,
         Series A, 5.50%, 10/1/03,
         Callable 10/1/02 @ 102, FGIC................ $    1,000 $ 1,043
        Pinellas County, Capital Improvement,
         4.50%, 1/1/07...............................      1,000   1,041
        Port of Palm Beach, 6.25%, 9/1/08,
         Callable 9/1/02 @ 102, MBIA.................      1,000   1,047
        Reedy Creek Improvement District, Series
         A, GO, 5.60%, 6/1/10, Callable 6/1/05 @
         100, MBIA...................................      1,000   1,086
        St. Johns River Management District, Land
         Acquisition, 5.10%, 7/1/09,
         Callable 7/1/05 @ 100, FSA..................      1,000   1,040
        Tallahassee Consolidated Utility System,
         Revenue, 5.80%, 10/1/08,
         Callable 10/1/03 @ 102......................      1,000   1,081
        Tampa Sports Authority, Local Option Sales
         Tax Revenue, Stadium Project,
         6.00%, 1/1/06, MBIA.........................      1,550   1,703
        Tampa Water & Sewer Revenue,
         5.25%, 10/1/12, Callable 10/1/05 @ 102,
         FGIC........................................        750     788
        Tampa-Hillsborough County, Expressway,
         5.00%, 7/1/10, Callable 7/1/07 @ 101........      1,000   1,047
        Volusia County Sales Tax Revenue,
         5.00%, 10/1/13, Callable 10/1/08 @ 101,
         MBIA........................................      1,000   1,032
                                                                 -------
                                                                  59,398
                                                                 -------
        TOTAL MUNICIPAL BONDS........................             59,398
                                                                 -------
        INVESTMENT COMPANIES (1.7%)
        AmSouth Tax-Exempt Money Market Fund.........      4,161       4
        Dreyfus Florida Money Market Fund............  1,042,592   1,043
                                                                 -------
        TOTAL INVESTMENT COMPANIES...................              1,047
                                                                 -------
        TOTAL INVESTMENTS
         (Cost $58,331) (a) -- 99.0%.................             60,445
        Other assets in excess of liabilities -- 1.0%                622
                                                                 -------
        NET ASSETS -- 100.0%.........................            $61,067
                                                                 =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation of securities as follows:

Unrealized appreciation.... $2,148
Unrealized depreciation....    (34)
                            ------
Net unrealized appreciation $2,114
                            ======

AMBAC -- Insured by AMBAC Indemnity Corp.
ETM -- Escrowed to Maturity
FGIC -- Insured by Financial Guaranty Insurance Corp.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.
OID -- Original Issue Discount

                      See notes to financial statements.

 AMSOUTH TENNESSEE
 TAX-EXEMPT FUND
 Schedule of Portfolio Investments



                                                               January 31, 2002
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                             Shares or
                                             Principal
                                              Amount    Value
                                             --------- -------
MUNICIPAL BONDS (97.3%)
Tennessee (97.3%)
Anderson County, Refunding, GO,
 5.00%, 4/1/09, FSA.........................  $ 1,055  $ 1,114
Bradley County, Refunding, Hospital, GO,
 4.25%, 3/1/10, FGIC........................    1,000      998
Bristol Health & Educational Facilities,
 Revenue, Bristol Memorial Hospital,
 6.75%, 9/1/07, FGIC........................    3,000    3,431
Chattanooga-Hamilton County Hospital
 Authority, Hospital Revenue,
 5.63%, 10/1/09, FSA........................    1,000    1,093
Clarksville, Water Sewer & Gas Revenue,
 Refunding, 5.15%, 2/1/14, FSA..............    1,570    1,653
Dickson County, Public Improvements &
 Schools, GO, 5.25%, 4/1/16, Callable
 4/1/10 @ 100, OID, FSA.....................    1,000    1,033
Hamilton County, GO, 5.00%, 11/1/11,
 Callable 11/1/08 @ 101.....................    1,000    1,048
Jackson, Hospital Revenue, Refunding and
 Improvement, 6.00%, 4/1/05, AMBAC..........    1,000    1,088
Johnson City Health & Educational Facilities
 Board, Hospital Revenue, Refunded-1st,
 MTG-MTN, States Health-A,
 6.50%, 7/1/14, MBIA........................    1,000    1,164
Johnson City, Refunding, GO,
 4.70%, 6/1/12, OID, FGIC...................    1,000    1,027
Knox County Health Education &
 Housing Facilities Board, Hospital
 Facilities Revenue, Fort Sanders Alliance,
 7.25%, 1/1/09, MBIA........................    2,000    2,361
Knox County, GO, 5.00%, 2/1/12,
 Callable 2/1/04 @ 101, OID.................    2,000    2,120
Knox County, Refunding, GO, 6.50%, 4/1/04,
 Callable 4/1/03 @ 102......................    1,500    1,598
Knox County, Refunding, GO, 5.50%, 4/1/11...    2,000    2,178
Knoxville, Water Revenue, 5.00%, 3/1/13,
 Callable 3/1/10 @ 100, MBIA................    1,000    1,030
Marion County, GO, 5.00%, 4/1/11, AMBAC.....    1,000    1,051
Memphis Water Revenue, 5.90%,
 1/1/04, OID................................    1,000    1,064
Memphis, General Improvements, Refunding,
 GO, 5.00%, 11/1/15.........................    1,000    1,037
Memphis, GO, 6.25%, 7/1/04..................    1,000    1,089
Memphis, GO, 6.00%, 11/1/06.................    1,000    1,117
Metropolitan Government, Nashville &
 Davidson County, Electric Revenue,
 Refunding, Series B, 5.50%, 5/15/12........    1,000    1,092
Metropolitan Government, Nashville &
 Davidson County, Electric Revenue,
 Refunding, Series B, 5.50%, 5/15/14........    1,000    1,090
Metropolitan Government, Nashville &
 Davidson County, Refunding &
 Improvement, Series A & B, GO,
 5.25%, 10/15/09............................    1,000    1,080
Metropolitan Government, Nashville &
 Davidson County, Refunding, GO,
 6.00%, 12/1/09.............................    1,500    1,694

                                              Shares or
                                              Principal
                                               Amount    Value
                                              --------- -------
MUNICIPAL BONDS, continued
Tennessee, continued
Oak Ridge, GO, 5.00%, 4/1/13, Callable
 4/1/11 @ 100, AMBAC......................... $  1,000  $ 1,034
Putnam County, Schools, GO, 5.50%, 4/1/19,
 Prerefunded 4/1/10 @100, OID, FGIC..........    1,000    1,099
Rutherford County, Capital Outlay Notes,
 Series A, GO, 6.50%, 5/1/06.................    1,050    1,181
Rutherford County, Capital Outlay, Series A,
 GO, 6.25%, 5/1/04...........................    1,500    1,624
Rutherford County, Public Improvements,
 GO, 5.40%, 4/1/13, OID, Prerefunded
 4/1/06 @ 100................................    1,000    1,083
Shelby County Health Education & Housing
 Facilities Board, Hospital Revenue,
 Methodist Healthcare, 5.10%, 4/1/12,
 Callable 4/1/08 @ 101, MBIA.................    2,000    2,073
Shelby County Health Education, & Housing
 Facilities Board, Hospital Revenue,
 Methodist Health Systems, Inc.,
 6.25%, 8/1/07, MBIA.........................    3,500    3,900
Shelby County Schools, Series A, GO,
 5.88%, 6/1/19, Prerefunded 6/1/06 @ 100.....    1,000    1,105
Shelby County, Public Improvements,
 Series A, GO, 5.88%, 6/1/20, Prerefunded
 6/1/06 @ 100, OID...........................    1,000    1,105
Shelby County, Refunding, Series B, GO,
 5.25%, 12/1/10, Callable
 12/1/06 @ 101, OID..........................    1,000    1,054
Shelby County, Series A, GO,
 6.75%, 4/1/05...............................    1,000    1,111
Tennessee State, Series B, GO,
 6.00%, 5/1/05...............................    1,500    1,640
Tennessee State, Series A, GO,
 7.00%, 3/1/05...............................    2,000    2,233
Williamson County, GO, 5.00%, 3/1/11.........    1,000    1,056
Williamson County, Public Improvements,
 GO, 5.00%, 3/1/07...........................    1,000    1,064
                                                        -------
                                                         55,612
                                                        -------
TOTAL MUNICIPAL BONDS........................            55,612
                                                        -------
INVESTMENT COMPANIES (1.2%)
AIM Tax-Free Money Market Fund...............  669,519      670
AmSouth Tax-Exempt Money Market Fund.........    1,437        1
                                                        -------
TOTAL INVESTMENT COMPANIES...................               671
                                                        -------
TOTAL INVESTMENTS
 (Cost $55,321) (a) -- 98.5%.................            56,283
Other assets in excess of liabilities -- 1.5%               862
                                                        -------
NET ASSETS -- 100.0%.........................           $57,145
                                                        =======

                                   Continued

January 31, 2002
(Unaudited)
(Amounts in thousands, except shares)


                                                              AMSOUTH TENNESSEE
                                                                TAX-EXEMPT FUND
                                              Schedule of Portfolio Investments


--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation of securities as follows:

                      Unrealized appreciation.... $1,133
                      Unrealized depreciation....   (171)
                                                  ------
                      Net unrealized appreciation $  962
                                                  ======

AMBAC -- Insured by AMBAC Indemnity Corp.
FGIC -- Insured by Financial Guaranty Insurance Corp.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.
MTN -- Medium Term Note
OID -- Original Issue Discount

                      See notes to financial statements.

 AMSOUTH LIMITED TERM TENNESSEE TAX-EXEMPT FUND
 Schedule of Portfolio Investments



                                                               January 31, 2002
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                     Shares or
                                                     Principal
                                                      Amount    Value
                                                     --------- -------
         MUNICIPAL BONDS (93.4%)
         Tennessee (93.4%)
         Chattanooga Health Education & Housing
          Facilities Board, Revenue, Catholic Health
          Initiatives, Refunding, 5.50%, 12/1/05....  $  500   $   535
         Chattanooga, GO, 5.38%, 9/1/09,
          Callable 9/1/06 @ 101, FGIC...............     595       640
         Clarksville, Water, Sewer & Gas, Refunding,
          6.13%, 2/1/12, Callable 2/1/02 @ 102,
          OID, MBIA.................................     500       510
         Franklin, Refunding, GO, 4.25%, 11/1/10....     470       475
         Knox County Health Education & Housing
          Facilities Board, Hospital Facilities
          Revenue, Mercy Health System, Series B,
          5.30%, 9/1/04, Callable 9/1/03 @ 102,
          AMBAC, OID................................   1,000     1,061
         Knox County Health Education & Housing
          Facilities Board, Hospital Revenue,
          Refunding, 7.25%, 1/1/08, MBIA............     750       877
         Knox County, Public Improvements, GO,
          5.00%, 5/1/02.............................     425       453
         Memphis, Electrical Systems Revenue,
          Refunding, 6.00%, 1/1/05, OID.............     500       541
         Memphis, Refunding, GO, 6.00%, 11/1/03.....     500       534
         Metropolitan Government, Nashville &
          Davidson County, Health & Education
          Facilities Board, Revenue, The Vanderbilt
          University, Series A, 6.00%, 7/1/07.......     500       557
         Metropolitan Government, Nashville &
          Davidson County, Refunding, GO,
          5.00%, 12/1/06............................     750       806
         Metropolitan Nashville Airport Authority,
          Airport Revenue, Refunding, Series A,
          6.63%, 7/1/07, FGIC.......................     500       568
         Rutherford County Capital Outlay Notes, GO,
          6.00%, 4/1/04.............................     500       537
         Shelby County Health Educational & Housing
          Facility Board, Hospital Revenue,
          Methodist Healthcare,
          5.50%, 4/1/05, MBIA.......................     600       642
         Shelby County, Public Improvements,
          Series A, GO, 5.88%, 6/1/20,
          Prerefunded 6/1/06 @ 100, OID.............     500       553
         Tennesse State School Board Authority,
          Refunding, Higher Educational Facilities,
          5.00%, 5/1/05.............................     500       530
         Tennessee State, GO, 5.00%, 5/1/09,
          Callable 5/1/07 @ 101.5, OID..............     500       529
         Tennessee State, Refunding, Series A, GO,
          5.00%, 5/1/05.............................     500       531
         Williamson County, GO, 6.00%, 3/1/08.......     500       557
                                                               -------
                                                                11,436
                                                               -------
         TOTAL MUNICIPAL BONDS......................            11,436
                                                               -------

                                                       Shares or
                                                       Principal
                                                        Amount    Value
                                                       --------- -------
       INVESTMENT COMPANIES (9.3%)
       AIM Tax-Free Money Market Fund.................  544,357  $   544
       AmSouth Tax-Exempt Money Market Fund...........  588,321      589
                                                                 -------
       TOTAL INVESTMENT COMPANIES.....................             1,133
                                                                 -------
       TOTAL INVESTMENTS
        (Cost $12,407) (a) -- 102.7%..................            12,569
       Liabilities in excess of other assets -- (2.7)%              (327)
                                                                 -------
       NET ASSETS -- 100.0%...........................           $12,242
                                                                 =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation of securities as follows:

                       Unrealized appreciation.... $183
                       Unrealized depreciation....  (21)
                                                   ----
                       Net unrealized appreciation $162
                                                   ====

FGIC -- Financial Guaranty Insurance Corp.
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.
OID -- Original Issue Discount

                      See notes to financial statements.

January 31, 2002
(Unaudited)
(Amounts in thousands, except shares)


                                                                  AMSOUTH PRIME
                                                              MONEY MARKET FUND
                                              Schedule of Portfolio Investments


                                                 Shares or
                                                 Principal
                                                  Amount         Value
                                                 ---------    -----------
          COMMERCIAL PAPER -- DOMESTIC* (32.8%)
          Banking (3.0%)
          Wells Fargo Co., 1.75%, 2/28/02....... $  40,500    $    40,447
                                                              -----------
          Computer Hardware (2.9%)
          IBM Corp., 1.73%, 3/12/02.............    39,000         38,927
                                                              -----------
          Consumer Goods (5.4%)
          Gillette Co., 1.74%, 3/8/02...........    32,500         32,445
          Kimberly-Clark Corp., 1.78%, 2/4/02...    40,000         39,994
                                                              -----------
                                                                   72,439
                                                              -----------
          Cosmetics/Personal Care (3.6%)
          Colgate-Palmolive Co., 1.71%, 3/26/02.    36,300         36,209
          Procter & Gamble Co., 1.76%, 2/26/02..    13,000         12,984
                                                              -----------
                                                                   49,193
                                                              -----------
          Diversified Manufacturing (3.2%)
          Minnesota Mining & Manufacturing Co.,
           1.73%, 2/15/02.......................    43,000         42,971
                                                              -----------
          Financial Services (6.5%)
          American General Corp., 1.73%, 3/22/02    40,000         39,906
          General Electric Capital Corp.,
           1.75%, 4/9/02........................    50,000         49,839
                                                              -----------
                                                                   89,745
                                                              -----------
          Oil & Gas Exploration, Production, &
           Services (3.1%)
          ChevronTexaco Corp., 1.84%, 2/19/02...    42,000         41,962
                                                              -----------
          Pharmaceuticals (2.6%)
          Pfizer, Inc., 1.92%, 2/1/02...........    36,000         36,000
                                                              -----------
          Utilities -- Telecommunications (2.5%)
          BellSouth Corp., 1.63%, 2/12/02.......    33,800         33,783
                                                              -----------
          TOTAL COMMERCIAL PAPER --
            DOMESTIC............................                  445,467
                                                              -----------
          COMMERCIAL PAPER -- FOREIGN* (2.5%)
          Pharmaceuticals (2.5%)
          GlaxoSmithKline PLC, 1.88%, 2/6/02....    33,300         33,291
                                                              -----------
          TOTAL COMMERCIAL PAPER --
            FOREIGN.............................                   33,291
                                                              -----------
          U.S. TREASURY BILLS* (6.0%)
          1.93%, 3/14/02........................    41,000         40,910
          2.14%, 4/18/02........................    40,000         39,821
                                                              -----------
          TOTAL U.S. TREASURY BILLS.............                   80,731
                                                              -----------
          U.S. GOVERNMENT AGENCIES* (21.1%)
          Fannie Mae (4.4%)
          1.69%, 4/24/02........................    60,000         59,770
                                                              -----------
          Federal Farm Credit Bank (3.2%)
          1.75%, 5/6/02.........................    44,000         43,801
                                                              -----------
          Federal Home Loan Bank (4.2%)
          1.77%, 7/9/02.........................    32,515         32,265
          1.72%, 7/12/02........................    25,000         24,810
                                                              -----------
                                                                   57,075
                                                              -----------
          Freddie Mac (3.6%)
          1.85%, 8/30/02........................    49,000         48,477
                                                              -----------
          Sallie Mae (2.5%)
          1.82%, 7/1/02.........................    33,500         33,249
                                                              -----------

                                                  Shares or
                                                  Principal
                                                   Amount     Value
                                                  --------- ----------
        U.S. GOVERNMENT AGENCIES*, continued
        Tennessee Valley Authority (3.2%)
        1.70%, 2/8/02............................ $ 43,500  $   43,486
                                                            ----------
        TOTAL U.S. GOVERNMENT
         AGENCIES................................              285,858
                                                            ----------
        U.S. TREASURY NOTES (5.6%)
        2.28%, 8/15/02...........................   50,000      51,076
        2.28%, 5/31/02...........................   25,000      25,343
                                                            ----------
        TOTAL U.S. TREASURY NOTES................               76,419
                                                            ----------
        REPURCHASE AGREEMENTS (32.0%)
        Goldman Sachs, 1.91%, 2/1/02, dated
         1/31/02, with a maturity value of
         $64,003.................................   64,000      64,000
        Prudential, 1.91%, 2/1/02, dated 1/31/02,
         with a maturity value of $184,397.......  184,388     184,388
        Salomon Smith Barney, 1.91%, 2/1/02,
         dated 1/31/02, with maturity value of
         $184,397................................  184,387     184,387
                                                            ----------
        TOTAL REPURCHASE
         AGREEMENTS..............................              432,775
                                                            ----------
        TOTAL INVESTMENTS
         (Cost $1,354,541) (a) -- 100.0%.........            1,354,541
        Liabilities in excess of other
         assets -- (0.0%)........................                 (529)
                                                            ----------
        NET ASSETS -- 100.0%.....................           $1,354,012
                                                            ==========

--------
(a)Cost and value for federal income tax and financial reporting purposes are the same.
* Rates disclosed represent yield effective at purchase.
PLC -- Public Limited Company

                      See notes to financial statements.

 AMSOUTH U.S. TREASURY
 MONEY MARKET FUND
 Schedule of Portfolio Investments



                                                               January 31, 2002
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                      Principal
                                                       Amount    Value
                                                      --------- --------
       U.S. TREASURY BILLS* (55.6%)
       1.59%, 6/20/02................................  $ 9,000  $  8,945
       1.63%, 2/7/02.................................    8,000     7,998
       1.64%, 6/27/02................................    4,000     3,974
       1.68%, 2/21/02................................    8,000     7,993
       1.73%, 7/11/02................................    9,000     8,931
       1.75%, 3/7/02 - 6/13/02.......................   16,000    15,940
       1.76%, 7/25/02................................    8,000     7,933
       1.84%, 6/6/02.................................    6,000     5,962
       1.90%, 5/9/02.................................    7,500     7,462
       1.93%, 3/14/02 - 4/4/02.......................   22,000    21,938
       1.95%, 5/23/02................................    7,000     6,958
       2.04%, 4/25/02................................   13,000    12,939
       2.14%, 4/18/02................................    8,500     8,470
       2.16%, 3/28/02................................   12,000    11,961
       2.17%, 4/11/02................................   12,000    11,951
       3.28%, 2/14/02................................   15,000    14,982
                                                                --------
       TOTAL U.S. TREASURY BILLS.....................            164,337
                                                                --------
       U.S. TREASURY NOTES (10.3%)
       6.50%, 2/28/02................................   14,000    14,033
       7.50%, 5/15/02................................    9,000     9,142
       6.00%, 9/30/02................................    7,000     7,189
                                                                --------
       TOTAL U.S. TREASURY NOTES.....................             30,364
                                                                --------
       REPURCHASE AGREEMENTS (34.0%)
       Goldman Sachs, 1.88%, 2/1/02, dated
        1/31/02, with maturity value of $50,319......   50,317    50,317
       Salomon Smith Barney, 1.88%, 2/1/02, dated
        1/31/02, with a maturity value of
        $50,319......................................   50,316    50,316
                                                                --------
       TOTAL REPURCHASE
        AGREEMENTS...................................            100,633
                                                                --------
       TOTAL INVESTMENTS
         (Cost $295,334) (a) -- 99.9%................            295,334
       Other assets in excess of liabilities --  0.1%                269
                                                                --------
       NET ASSETS -- 100.0%..........................           $295,603
                                                                ========

--------
(a)Cost and value for federal income tax and financial reporting purposes are the same.
* Rates disclosed represent yield effective at purchase.

                      See notes to financial statements.

January 31, 2002
(Unaudited)
(Amounts in thousands, except shares)


                                                       AMSOUTH TREASURY RESERVE
                                                              MONEY MARKET FUND
                                              Schedule of Portfolio Investments


                                                      Principal
                                                       Amount    Value
                                                      --------- --------
      U.S. TREASURY BILLS* (45.5%)
      1.75%, 6/13/02.................................  $19,000  $ 18,881
      1.76%, 7/25/02.................................   12,000    11,899
      1.90%, 5/9/02..................................   19,000    18,907
      1.93%, 3/14/02.................................   18,000    17,953
      1.95%, 5/23/02.................................   10,000     9,946
      2.04%, 4/25/02.................................   12,000    11,944
      2.16%, 3/28/02.................................   17,000    16,941
      2.17%, 4/11/02.................................   14,250    14,191
      3.24%, 2/28/02.................................   19,000    18,954
      3.28%, 2/14/02.................................   16,000    15,981
                                                                --------
      TOTAL U.S. TREASURY BILLS......................            155,597
                                                                --------
      U.S. TREASURY NOTES (6.9%)
      5.75%, 10/31/02................................   14,000    14,394
      2.28%, 5/31/02.................................    9,000     9,132
                                                                --------
      TOTAL U.S. TREASURY NOTES......................             23,526
                                                                --------
      REPURCHASE AGREEMENTS (47.7%)
      Goldman Sachs, 1.88%, 2/1/02, dated
       1/31/02, with maturity value of $81,707.......   81,703    81,703
      Salomon Smith Barney, 1.88%, 2/1/02, dated
       1/31/02, with maturity value of $81,707.......   81,703    81,703
                                                                --------
      TOTAL REPURCHASE AGREEMENTS....................            163,406
                                                                --------
      TOTAL INVESTMENTS
        (Cost $342,529) (a) -- 100.1%................            342,529
      Liabilities in excess of other assets -- (0.1)%               (317)
                                                                --------
      NET ASSETS -- 100.0%...........................           $342,212
                                                                ========

--------
(a)Cost and value for federal income tax and financial reporting purposes are the same.
* Rates disclosed represent yield effective at purchase.

                      See notes to financial statements.

 AMSOUTH TAX-EXEMPT
 MONEY MARKET FUND
 Schedule of Portfolio Investments



                                                               January 31, 2002
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                     Shares or
                                                     Principal
                                                      Amount    Value
                                                     --------- -------
         DEMAND NOTES (65.8%)
         Alabama (20.3%)
         Alabama State Housing Finance Authority,
          Multi Family Housing Revenue, Rime
          Village Hoover Project, Series A, 1.35%*,
          FNMA......................................  $2,000   $ 2,000
         Alabama State Housing Finance Authority,
          Multi Family Housing Revenue, Rime
          Village Huntsville Project, Series B,
          1.35%*, FNMA..............................   1,500     1,500
         Bessemer Alabama Medical Clinic Board,
          Revenue, Lloyd Noland Foundation, Series
          A, 1.60%*, LOC: Allied Irish Bank PLC.....   9,600     9,600
         Columbia Alabama Industrial Development
          Board, PCR, Alabama Power Co. Project,
          Series A, 1.50%*..........................   1,600     1,600
         Columbia Alabama Industrial Development
          Board, PCR, Alabama Power Co. Project,
          Series D, 1.50%*..........................     350       350
         Daphne-Villa Mercy Alabama Special Care
          Facilities Financing Authority, Revenue,
          Mercy Medical Project, 1.37%*,
          LOC: Southtrust Bank N.A..................   5,800     5,800
         Eutaw Alabama Industrial Development
          Board, PCR, Refunding, Alabama Power
          Co., 1.50%*...............................   4,000     4,000
         Homewood Educational Building Authority,
          Revenue, Educational Facilities, Samford
          University, 1.50%*........................   5,200     5,200
         Jacksonville Industrial Development Board,
          Industrial Revenue, Parker Hannifin Corp.,
          1.40%*....................................   1,000     1,000
         Jefferson County, Warrants, Series B, GO,
          1.50%*, SPA: Morgan Guaranty
          Trust Co..................................   5,000     5,000
         Mobile Industrial Development Board, PCR,
          Alabama Power Co. Project, Series B,
          1.31%*....................................   2,000     2,000
         Port City Medical Clinic Board Mobile
          Alabama, Revenue, Infirmary Health,
          1.35%*, SPA: The Bank of Nova Scotia and
          KBC Bank N.V..............................   2,000     2,000
                                                               -------
                                                                40,050
                                                               -------
         Alaska (0.3%)
         Alaska State Housing Finance Corp.,
          Governmental Purpose, Series B, 1.37%*,
          Credit Support: MBIA......................     500       500
                                                               -------
         Arizona (1.8%)
         Phoenix Industrial Development Authority,
          Multi Family Housing Revenue, Del Mar
          Terrace, Series A, 1.40%*, FHLMC..........   3,450     3,450
                                                               -------
         California (1.3%)
         Oakland-Alameda County California
          Coliseum Authority, Taxable-Coliseum
          PJ-D, Refunding, 1.85%*,
          LOC: First Union National Bank............   2,600     2,600
                                                               -------

                                                       Shares or
                                                       Principal
                                                        Amount    Value
                                                       --------- -------
        DEMAND NOTES, continued
        Colorado (1.5%)
        Colorado Health Facilities Authority,
         North Colorado Medical Center, Revenue,
         1.29%*, MBIA.................................  $3,000   $ 3,000
                                                                 -------
        Connecticut (2.5%)
        Connecticut State Health & Educational
         Facilities Authority, Revenue,
         Yale University, Series T-1, 1.45%*..........   5,000     5,000
                                                                 -------
        Florida (0.3%)
        Collier County Florida Health Facilities
         Authority, Hospital Revenue, Cleveland
         Clinic Health System, 1.46%*,
         SPA: Bank One N.A............................     500       500
                                                                 -------
        Georgia (3.1%)
        Cobb County Housing Authority, Multi
         Family Housing Revenue, Post Mill Project,
         1.35%*, FNMA.................................   1,000     1,000
        Municipal Electric Authority, Georgia,
         Revenue, Project One, Subseries D, 1.30%*,
         MBIA.........................................   5,000     5,000
                                                                 -------
                                                                   6,000
                                                                 -------
        Illinois (8.7%)
        Elmhurst Revenue, Joint Common
         Accredation, 1.30%*..........................   4,665     4,665
        Illinois Developmental Finance Authority
         Revenue, Provena Health,
         Series C, 1.55%*.............................   5,000     5,000
        Illinois Health Facilities Authority, Revenue,
         West Suburban-B, 1.93%*,
         LOC: American National Bank and Trust........   1,000     1,000
        Illinois Health Facility Authority, Revenue,
         Elmhurst Memorial Health-A, 1.46%*,
         Bank One N.A.................................   6,500     6,500
                                                                 -------
                                                                  17,165
                                                                 -------
        Indiana (0.8%)
        Indiana Health Facilities Financing Authority,
         Hospital Revenue, Clarian Health
         Obligations-B, 1.46%*,
         SPA: Chase Manhattan Bank....................   1,500     1,500
                                                                 -------
        Michigan (0.5%)
        Delta County Economic Development Corp.,
         Environmental Improvement Revenue,
         Mead Escanaba Paper, Series C, 1.50%*........     900       900
                                                                 -------
        Nevada (2.0%)
        Clark County Nevada Improvement District,
         Local Improvements, Special Improvement
         128-A, 1.46%*, LOC: Bayerische
         Hypo-Und Vereinsbank.........................   4,000     4,000
                                                                 -------
        New York (3.1%)
        New York, Series F-3, GO, 1.25%*..............   5,000     5,000
        New York, Subseries A-10, GO, 1.40%*,
         LOC: Morgan Guaranty Trust...................   1,100     1,100
                                                                 -------
                                                                   6,100
                                                                 -------

                                   Continued

January 31, 2002
(Unaudited)
(Amounts in thousands, except shares)


                                                             AMSOUTH TAX-EXEMPT
                                                              MONEY MARKET FUND
                                              Schedule of Portfolio Investments


                                                     Shares or
                                                     Principal
                                                      Amount    Value
                                                     --------- --------
        DEMAND NOTES, continued
        North Carolina (2.0%)
        North Carolina Medical Care Common
         Health Care Facilities, Baptist Retirement
         Homes, 2.12%*, LOC: Wachovia Bank..........  $3,900   $  3,900
                                                               --------
        Ohio (2.4%)
        Montgomery County, Revenue, Catholic
         Health Initiatives, Series B, 1.50%*,
         SPA: Morgan Guaranty Trust.................   4,800      4,800
                                                               --------
        Pennsylvania (0.7%)
        Lehigh County Pennsylvania General
         Purpose Authority, Revenues, Lehigh
         Valley Hospital, Series B, 1.46%*,
         MBIA.......................................   1,300      1,300
                                                               --------
        Tennessee (7.2%)
        Metropolitan Government, Nashville &
         Davidson County, Industrial Development
         Board, Revenue, Country Music Hall of
         Fame, 1.35%*...............................   5,000      5,000
        Shelby County Health, Educational, &
         Housing Facilities Board, Revenue, Multi
         Family Housing, Wyndridge, 1.38%*..........   8,000      8,000
        Sullivan County Industrial Development
         Board, PCR, Mead Corporation Project,
         1.41%*, LOC:
         Union Bank of Switzerland..................   1,190      1,190
                                                               --------
                                                                 14,190
                                                               --------
        Washington (3.6%)
        Washington State, Health Care Facilities
         Authority, Virginia Mason Medical Center,
         Revenue, 1.46%*, MBIA......................   2,000      2,000
        Washington State, Series VR 96B,
         GO, 1.25%*.................................   5,000      5,000
                                                               --------
                                                                  7,000
                                                               --------
        Wisconsin (2.5%)
        Green Bay Wisconsin Redevelopment
         Authority, Berlin Memorial Hospital,
         Series B, Revenue, 1.25%*, LOC:
         Associated Bank N.A........................   5,000      5,000
                                                               --------
        Wyoming (1.2%)
        Green River Wyoming, PCR, Rhone-Poulene
         Inc. Project, 1.50%*, LOC: ABN AMRO
         Bank N.V...................................   2,300      2,300
                                                               --------
        TOTAL DEMAND NOTES..........................            129,255
                                                               --------
        MUNICIPAL BONDS (28.4%)
        Arkansas (0.1%)
        Pulaski County Arkansas Special School
         District, GO, 5.30%, 2/1/16, OID,
         Prerefunded 2/1/02 @100, FSA...............     200        200
                                                               --------
        California (8.8%)
        California State, Revenue, Anticipation
         Notes, 3.25%, 6/28/02......................   5,000      5,039
        California Supply Districts Finance Program,
         Certificate Participation, Series NN,
         2.00%, 9/1/02, MBIA........................     150        150

                                                      Shares or
                                                      Principal
                                                       Amount    Value
                                                      --------- -------
        MUNICIPAL BONDS, continued
        California, continued
        Los Angeles California Department of Water
         & Power, Electric Revenue, 6.38%, 2/1/20,
         OID, Prerefunded 2/1/02 @ 102...............  $5,580   $ 5,693
        Orange County, Certificates of Participation,
         Civic Center Expansion Project, 6.00%,
         8/1/21, OID, Prerefunded 2/1/02 @ 100,
         AMBAC.......................................   4,500     4,501
        Palo Alto, Utility Revenue, 3.00%, 6/1/02....   1,220     1,227
        Santa Barbara County California School
         Financing Authority, Tax and Revenue
         Anticipation Notes, 3.25%, 6/28/02..........     900       906
                                                                -------
                                                                 17,516
                                                                -------
        Connecticut (1.4%)
        Connecticut State, Series A, GO, 5.20%,
         3/15/02.....................................     630       633
        Connecticut State, Series C, GO, 4.70%,
         5/1/02, OID.................................   1,875     1,891
        Connecticut State, Series C, GO, 5.50%,
         3/15/03, Prerefunded 3/15/02 @ 102..........     100       102
        University of Connecticut, Series A, GO,
         4.50%, 3/1/02...............................     100       100
                                                                -------
                                                                  2,726
                                                                -------
        Florida (0.5%)
        Broward County School Board, Certificates of
         Participation, Series A, Refunding, 4.50%,
         7/1/02, OID, AMBAC..........................     150       152
        Florida State Correctional Privatization
         Community, Certificates of Participation,
         2.10%, 8/1/02, OID, MBIA....................     135       135
        Indian Trace Community Development
         District, Water Management Special Benefit
         Assessment, 4.20%, 5/1/02, OID, MBIA........     250       252
        Jupiter, Community Center Project, GO,
         3.50%, 7/1/02...............................     225       226
        Palm Beach County, Series A, Land
         Acquisition, GO, 3.30%, 6/1/02, OID.........     200       201
                                                                -------
                                                                    966
                                                                -------
        Georgia (0.4%)
        Colquitt County Georgia Hospital Authority,
         Certificates, Revenue, 6.70%, 3/1/12,
         Prerefunded 3/1/02 @ 102, MBIA..............     500       512
        Private Colleges & Universities Authority,
         Mercer University Project, Revenue, 3.00%,
         10/1/02.....................................     200       200
                                                                -------
                                                                    712
                                                                -------
        Illinois (1.3%)
        Du Page County Illinois School District 200,
         Wheaton, Series B, GO, 2.00%,
         12/1/02, FSA................................     300       301
        Lake County Illinois Forest Preservation
         District, Refunding, GO, 6.20%, 2/1/05,
         Prerefunded 2/1/02 @ 102, OID...............     800       816

                                   Continued

 AMSOUTH TAX-EXEMPT
 MONEY MARKET FUND
 Schedule of Portfolio Investments



                                                               January 31, 2002
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                       Shares or
                                                       Principal
                                                        Amount   Value
                                                       --------- ------
        MUNICIPAL BONDS, continued
        Illinois, continued
        Mc Henry County Illinois Public Building
         Community, Revenue, Refunding, GO,
         1.50%, 12/1/02...............................  $1,355   $1,355
                                                                 ------
                                                                  2,472
                                                                 ------
        Iowa (0.9%)
        Ames, Fire Station, Series B, GO,
         2.50%, 6/1/02................................     120      120
        Iowa State Vision Special Fund, Revenue,
         4.00%, 2/15/02...............................   1,500    1,501
        West Des Moines, Capital Loan Notes,
         Series D, 3.00%, 6/1/02......................     100      100
                                                                 ------
                                                                  1,721
                                                                 ------
        Kansas (0.3%)
        Kansas State Department of Transportation,
         Highway Revenue, 6.50%, 3/1/12, OID,
         Prerefunded 3/1/02 @ 102.....................     500      512
                                                                 ------
        Kentucky (0.4%)
        Kentucky Infrastructure Authority, Series G,
         Revenue, 3.00%, 6/1/02.......................     280      281
        Kentucky Infrastructure Authority, Series B,
         Revenue, 3.00%, 6/1/02.......................     350      351
        Laurel County Kentucky Public Library
         District, GO, 2.00%, 12/1/02.................     135      135
                                                                 ------
                                                                    767
                                                                 ------
        Louisiana (0.3%)
        Lafayette Parish, GO, 5.75%, 3/1/02, AMBAC....     330      331
        Lafayette, Public Improvements, Sales Tax,
         Series A, Revenue, 5.75%, 3/1/02, FGIC.......     235      236
        St. John Baptist Parish, Parish School Board,
         School District No. 1, GO,
         9.00%, 3/1/02, AMBAC.........................     100      100
                                                                 ------
                                                                    667
                                                                 ------
        Maryland (1.8%)
        Maryland National Capital Park and Planning
         Commission, Prince Georges County Park
         Acquisition and Development, Series Z-2, GO,
         3.75%, 5/1/02................................     100      101
        Washington Suburban Sanitation District,
         Refunding, General Construction,
         4.25%, 6/1/02, OID...........................   3,500    3,535
                                                                 ------
                                                                  3,636
                                                                 ------
        Massachusetts (0.8%)
        Amherst, Refunding, GO, 2.00%, 1/15/03........     500      502
        Canton, GO, 3.50%, 6/15/02....................     569      572
        Massachusetts State Industrial Finance Agency,
         Revenue, Tufts University, Series H,
         5.00%, 2/15/02...............................     500      501
                                                                 ------
                                                                  1,575
                                                                 ------
        Michigan (0.4%)
        Emmet County Michigan Building Authority,
         Revenue, 3.10%, 5/1/02, OID..................     475      476

                                                         Shares or
                                                         Principal
                                                          Amount   Value
                                                         --------- ------
      MUNICIPAL BONDS, continued
      Michigan, continued
      St Joseph Michigan School District, GO,
       3.00%, 5/1/02, Q-SBLF............................  $  215   $  216
                                                                   ------
                                                                      692
                                                                   ------
      Minnesota (0.5%)
      Anoka County, Capital Improvements, Series C,
       GO, 5.30%, 2/1/02................................     250      250
      Duluth, Series A, GO, 4.65%, 2/1/02, FSA..........     365      365
      Minneapolis, Hennepin Avenue, Series C, GO,
       6.70%, 3/1/12, Prerefunded 3/1/02 @ 100..........     325      326
                                                                   ------
                                                                      941
                                                                   ------
      Missouri (0.3%)
      Washington Missouri School District Public
       Building Corp., Leasehold, Revenue, Capital
       Improvement Projects, 3.50%, 2/15/02, FGIC.......     680      680
                                                                   ------
      Nevada (0.2%)
      Las Vegas-Clark County Nevada Library
       District, Refunding, GO,
       3.75%, 2/1/02, FGIC..............................     340      340
                                                                   ------
      New Mexico (0.2%)
      Santa Fe County, Series A, Refunding, GO,
       3.90%, 7/1/02....................................     300      302
                                                                   ------
      New York (0.4%)
      New York State Dormitory Authority,
       Unrefunded Balance, Mental Health,
       Revenue, 3.70%, 2/15/02..........................     800      800
                                                                   ------
      North Carolina (1.1%)
      Durham County, Refunding, GO, 5.20%, 3/1/02.......     100      100
      North Carolina State, Prison Facilities, Series B,
       GO, 4.50%, 6/1/02................................   2,000    2,021
                                                                   ------
                                                                    2,121
                                                                   ------
      Pennsylvania (0.2%)
      Octorara Pennsylvania Area School District,
       GO, 2.50%, 10/1/02, FGIC State Aid
       Withholding......................................     345      347
                                                                   ------
      South Carolina (0.2%)
      Gaffney, Utility Systems Revenue, Refunding,
       Improvements, 2.00%, 3/1/02, FSA.................      75       75
      Lexington County South Carolina School
       District No. 1, Certificates of Participation,
       4.50%, 3/1/02, MBIA..............................     400      401
                                                                   ------
                                                                      476
                                                                   ------
      Tennessee (2.3%)
      Knoxville, Bond Anticipation Notes, GO,
       5.00%, 6/1/02....................................   2,000    2,023
      Lexington, Refunding, GO,
       4.40%, 3/1/02, AMBAC.............................     160      160
      Metropolitan Government, Nashville & Davidson
       County, GO, 4.50%, 5/15/02, OID..................     100      101
      Metropolitan Government, Nashville &
       Davidson County, Health and Educational
       Facilities Board, Ascension Health Credit
       B/1, Revenue, 1.65%, 7/2/02......................   2,000    2,000

                                   Continued

January 31, 2002
(Unaudited)
(Amounts in thousands, except shares)


                                                             AMSOUTH TAX-EXEMPT
                                                              MONEY MARKET FUND
                                              Schedule of Portfolio Investments


                                                       Shares or
                                                       Principal
                                                        Amount   Value
                                                       --------- ------
         MUNICIPAL BONDS, continued
         Tennessee, continued
         Shelby County, Schools, Series B, GO, 5.30%,
          3/1/04, OID, Prerefunded 3/1/02 @ 100.5.....  $  100   $  101
         Tennessee State School Board Authority,
          Higher Education Facilities, Series A,
          Revenue, 4.30%, 5/1/02......................      75       75
         Unicoi County, GO, 2.45%, 4/1/02, FGIC.......     220      220
                                                                 ------
                                                                  4,680
                                                                 ------
         Texas (0.7%)
         Travis County, Certificates of Obligation,
          Series A, GO, 5.75%, 3/1/10, OID,
          Prerefunded 3/1/02 @ 100, MBIA..............     500      501
         Travis County, Certificates of Obligation,
          Series A, GO, 5.75%, 3/1/11, OID,
          Prerefunded 3/1/02 @ 100, MBIA..............     595      597
         Webb County, Certificates of Obligation, GO,
          6.00%, 2/1/02, FGIC.........................     200      200
                                                                 ------
                                                                  1,298
                                                                 ------
         Utah (1.4%)
         Davis County, Refunding, GO, 3.60%, 2/1/02...     145      145
         Davis County Utah School District,
          Refunding, Series A, GO, 4.30%, 6/1/02,
          OID, AMBAC..................................   2,000    2,019
         North Davis County Utah Sewer District, GO,
          5.70%, 3/1/02, FGIC.........................     560      562
         Utah State Building Ownership Authority,
          Lease Revenue, Series A, State Facilities
          Master Lease Program, 5.30%, 5/15/02........     100      101
                                                                 ------
                                                                  2,827
                                                                 ------
         Virginia (1.1%)
         Virginia State Residential Authority,
          Infrastructure Revenue, Pooled Loan
          Building Program, Series A, 4.00%, 5/1/02...     245      246
         Virginia State Transportation Board,
          Transportation Contract Revenue, Northern
          Virginia Transportation District, Series C,
          4.70%, 5/15/02, OID.........................   1,875    1,893
                                                                 ------
                                                                  2,139
                                                                 ------
         Washington (0.3%)
         Seattle, Municipal Light and Power Revenue,
          Refunding, 4.80%, 5/1/02, OID...............     600      604
                                                                 ------
         Wisconsin (2.1%)
         Brookfield, Promissory Notes, GO, 2.00%,
          2/1/03, FSA.................................     625      627
         Chilton Wisconsin School District, Bond
          Anticipation Notes, Revenue, 2.10%, 12/20/02   3,000    3,003
         Moraine Park Wisconsin Technical College
          District, Promissory Notes, GO, 4.50%,
          4/1/02......................................     250      251

                                                    Shares or
                                                    Principal
                                                     Amount     Value
                                                    ---------- --------
       MUNICIPAL BONDS, continued
       Wisconsin, continued
       Wausau, Series A, GO, 4.20%,................ $      200 $    201
                                                               --------
                                                                  4,082
                                                               --------
       TOTAL MUNICIPAL BONDS.......................              55,799
                                                               --------
       TAX EXEMPT COMMERCIAL PAPER (7.6%)
       Texas MPA, 1.25%, 2/4/02....................      5,000    5,000
       LPFA, 1.25%, 2/19/02........................      5,000    5,000
       Texas PFA, 1.20%, 2/25/02...................      5,000    5,000
                                                               --------
       TOTAL TAX EXEMPT COMMERCIAL PAPER...........              15,000
                                                               --------
       INVESTMENT COMPANIES (0.7%)
       AIM Tax-Free Money Market Fund..............  1,212,749    1,213
       Goldman Sachs Tax-Free Money Market Fund....    128,064      128
                                                               --------
       TOTAL INVESTMENT COMPANIES..................               1,341
                                                               --------
       TOTAL INVESTMENTS (Cost $201,395)
        (a) -- 102.5%..............................             201,395
       Liabilities in excess of
        other assets -- (2.5)%.....................              (4,823)
                                                               --------
       NET ASSETS -- 100.0%........................            $196,572
                                                               ========

--------
(a)Cost and value for federal income tax and financial reporting purposes are the same.
 *Variable rate security. Rate presented represents rate in effect at January
  31, 2002. Put and demand features exist allowing the fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly, and semiannually.
AMBAC -- Insured by AMBAC Indemnity Corp.
FGIC --Insured  by Financial Guaranty Insurance Corp.
FHLMC -- Insured by Federal Home Loan Mortgage Corp.
FNMA -- Insured by Federal National Mortgage Assoc.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligation
LOC -- Line of Credit
MBIA -- Insured by Municipal Bond Insurance Assoc.
OID -- Original Issue Discount
PCR -- Pollution Control Revenue
PLC -- Public Limited Company
Q-SBLF -- Insured by Qualified -- School Bond Loan Fund
SPA -- Standby Purchase Agreement

                      See notes to financial statements.

 AMSOUTH INSTITUTIONAL PRIME
 OBLIGATIONS MONEY MARKET FUND
 Schedule of Portfolio Investments



                                                               January 31, 2002
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                            Shares or
                                                            Principal
                                                             Amount    Value
                                                            --------- --------
COMMERCIAL PAPER -- DOMESTIC* (30.2%)
Banking (2.6%)
Wells Fargo Co., 1.75%, 2/28/02............................  $18,500  $ 18,476
                                                                      --------
Computer Hardware (2.9%)
IBM Corp., 1.73%, 3/12/02..................................   21,000    20,961
                                                                      --------
Consumer Goods (5.1%)
Gillette Co., 1.74%, 3/8/02................................   17,500    17,470
Kimberly-Clark Corp., 1.78%, 2/4/02........................   20,000    19,997
                                                                      --------
                                                                        37,467
                                                                      --------
Cosmetics/Personal Care (3.2%)
Colgate-Palmolive Co., 1.71%, 3/26/02......................   17,000    16,957
Procter & Gamble Co., 1.76%, 2/26/02.......................    6,100     6,093
                                                                      --------
                                                                        23,050
                                                                      --------
Diversified Manufacturing (2.8%)
Minnesota Mining & Manufacturing Co., 1.73%, 2/15/02.......   20,500    20,486
                                                                      --------
Financial Services (6.2%)
American General Corp., 1.73%, 3/22/02.....................   20,000    19,953
General Electric Capital Corp., 1.75%, 4/9/02..............   25,000    24,919
                                                                      --------
                                                                        44,872
                                                                      --------
Oil & Gas Exploration, Production, & Services (2.7%)
ChevronTexaco Corp., 1.84%, 2/19/02........................   19,750    19,732
                                                                      --------
Pharmaceuticals (2.5%)
Pfizer, Inc., 1.92%, 2/1/02................................   18,000    18,000
                                                                      --------
Utilities -- Telecommunications (2.2%)
BellSouth Corp., 1.63%, 2/12/02............................   16,200    16,192
                                                                      --------
TOTAL COMMERCIAL PAPER --  DOMESTIC........................            219,236
                                                                      --------
COMMERCIAL PAPER -- FOREIGN* (2.3%)
Pharmaceuticals (2.3%)
GlaxoSmithKline PLC, 1.88%, 2/6/02.........................   16,400    16,396
                                                                      --------
TOTAL COMMERCIAL PAPER --  FOREIGN.........................             16,396
                                                                      --------
U.S. TREASURY BILLS* (5.4%)
1.93%, 3/14/02.............................................   19,000    18,958
2.14%, 4/18/02.............................................   20,000    19,911
                                                                      --------
TOTAL U.S. TREASURY BILLS..................................             38,869
                                                                      --------
U.S. GOVERNMENT AGENCIES* (19.6%)
Fannie Mae (4.1%)
1.69%, 4/24/02.............................................   30,000    29,886
                                                                      --------
Federal Farm Credit Bank (2.8%)
1.75%, 5/6/02..............................................   20,500    20,407
                                                                      --------
Federal Home Loan Bank (3.8%)
1.77%, 7/9/02..............................................   15,000    14,885
1.72%, 7/12/02.............................................   13,000    12,901
                                                                      --------
                                                                        27,786
                                                                      --------

                                                            Shares or
                                                            Principal
                                                             Amount    Value
                                                            --------- --------
U.S. GOVERNMENT AGENCIES*, continued
Freddie Mac (3.6%)
1.85%, 8/30/02............................................. $ 26,000  $ 25,722
                                                                      --------
Sallie Mae (2.3%)
1.82%, 7/1/02..............................................   16,500    16,376
                                                                      --------
Tennessee Valley Authority (3.0%)
1.70%, 2/8/02..............................................   21,500    21,493
                                                                      --------
TOTAL U.S. GOVERNMENT AGENCIES.............................            141,670
                                                                      --------
U.S. TREASURY NOTES (5.2%)
2.28%, 8/15/02 - 5/31/02...................................   37,000    37,703
                                                                      --------
TOTAL U.S. TREASURY NOTES..................................             37,703
                                                                      --------
REPURCHASE AGREEMENTS (37.3%)
Goldman Sachs, 1.91%, 2/1/02, dated 1/31/02, with a
 maturity value of $34,002.................................   34,000    34,000
Prudential, 1.91%, 2/1/02, dated 1/31/02, with a maturity
 value of $118,322.........................................  118,316   118,316
Salomon Smith Barney, 1.91%, 2/1/01, dated 1/31/01, with a
 maturity value of $118,322................................  118,316   118,316
                                                                      --------
TOTAL REPURCHASE AGREEMENTS................................            270,632
                                                                      --------
INVESTMENT COMPANIES (0.0%)
AmSouth Prime Money Market Fund............................   20,686        21
AmSouth U.S. Treasury Money Market Fund....................   17,030        17
                                                                      --------
TOTAL INVESTMENT COMPANIES.................................                 38
                                                                      --------
TOTAL INVESTMENTS
 (Cost $724,544) (a) -- 100.0%.............................            724,544
Liabilities in excess of other assets -- 0.0%..............               (278)
                                                                      --------
NET ASSETS -- 100.0%.......................................           $724,266
                                                                      ========

--------
(a)Cost and value for federal income tax and financial reporting purposes are the same.
* Rates disclosed represent yield effective at purchase.
PLC -- PublicLimited Company

                      See notes to financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

 AMSOUTH FUNDS
 Statements of Assets and Liabilities



                                                               January 31, 2002
                                                                    (Unaudited)
                               (Amounts in thousands, except per share amounts)


                                                                        Capital
                                                     Value     Growth   Growth    Large Cap Mid Cap
                                                     Fund       Fund     Fund       Fund     Fund
                                                   ---------  --------  --------  --------- --------
Assets:
Investments:
 Investments at cost.............................. $ 529,041  $ 19,205  $293,560  $364,103  $ 52,406
 Net unrealized appreciation/(depreciation).......   138,223    (3,680)   21,676   226,498     5,327
                                                   ---------  --------  --------  --------  --------
 Total investments at value.......................   667,264    15,525   315,236   590,601    57,733
Cash..............................................        --       538        --        --         5
Foreign currency at value*........................        --        --        --        --        --
Collateral for securities loaned..................    99,436       413    61,816   201,450     1,706
Interest and dividends receivable.................       754         6       118       395         6
Receivable from capital shares issued.............       154        10        28        97         8
Receivable from investments sold..................        --       279     8,536        --       540
Deposits with broker for futures..................        --        --        --        --        --
Net receivable from variation margin on futures
 contracts........................................        --        --        --        --        --
Receivable from reclaims..........................        --        --        --        --        --
Prepaid expenses and other assets.................        20         5        31        42        10
                                                   ---------  --------  --------  --------  --------
 Total Assets.....................................   767,628    16,776   385,765   792,585    60,008
Liabilities:
Payable to custodian..............................        --        --        --        --        --
Payable for investments purchased.................    13,267       320    10,537     1,298     1,175
Payable for securities loaned.....................    99,436       413    61,816   201,450     1,706
Payable for capital shares redeemed...............        38        11         2        61        12
Accrued expenses and other payables:
 Investment advisory fees.........................       198         5        95       168        22
 Administration fees..............................        11        --         4         7         1
 Shareholder servicing and distribution fees......        82         5        35        81        14
 Custodian fees...................................        15        --         7        14         1
 Other............................................        64         8        39        74         3
                                                   ---------  --------  --------  --------  --------
 Total Liabilities................................   113,111       762    72,535   203,153     2,934
                                                   ---------  --------  --------  --------  --------
Net Assets........................................ $ 654,517  $ 16,014  $313,230  $589,432  $ 57,074
                                                   =========  ========  ========  ========  ========
Net Assets consist of:
Capital........................................... $ 485,484  $ 32,491  $357,262  $340,502  $ 82,031
Accumulated net investment income/(loss)..........        63       (71)     (849)      (35)     (390)
Accumulated net realized gains/(losses) from
 investments, foreign currency, futures, and
 option transactions..............................    30,747   (12,726)  (64,859)   22,467   (29,894)
Unrealized appreciation/(depreciation) from
 investments, futures, and translation of assets
 and liabilities denominated in foreign currencies   138,223    (3,680)   21,676   226,498     5,327
                                                   ---------  --------  --------  --------  --------
Net Assets........................................ $ 654,517  $ 16,014  $313,230  $589,432  $ 57,074
                                                   =========  ========  ========  ========  ========
Class A Shares
 Net Assets....................................... $ 128,135  $  4,445  $ 18,383  $ 72,204  $ 10,375
 Shares outstanding...............................     7,306       621     1,785     3,686       936
 Redemption price per share....................... $   17.54  $   7.16  $  10.30  $  19.59  $  11.08
                                                   =========  ========  ========  ========  ========
 Maximum Sales Load...............................      5.50%     5.50%     5.50%     5.50%     5.50%
                                                   ---------  --------  --------  --------  --------
 Maximum offering price per share
   (100%/(100% -- maximum sales charge) of net
   asset value adjusted to the nearest cent)...... $   18.56  $   7.58  $  10.90  $  20.73  $  11.72

Class B Shares
 Net Assets....................................... $  14,170  $  4,077  $  8,294  $ 28,311  $  9,528
 Shares outstanding...............................       819       592       845     1,490       881
 Offering price per share**....................... $   17.29  $   6.88  $   9.82  $  19.01  $  10.82
                                                   =========  ========  ========  ========  ========
Trust Shares:
 Net Assets....................................... $ 512,212  $  7,492  $286,553  $488,917  $ 37,171
 Shares...........................................    29,252     1,034    27,901    24,905     3,353
 Offering and redemption price per share.......... $   17.51  $   7.25  $  10.27  $  19.63  $  11.09
                                                   =========  ========  ========  ========  ========

* Cost of foreign currency for the International Equity Fund is $35. **Redemption price per share varies by length of time shares are held.
(a)Represents investments in affiliates

                      See notes to financial statements.

January 31, 2002
(Unaudited)
(Amounts in thousands, except per share amounts)


                                                                  AMSOUTH FUNDS
                                           Statements of Assets and Liabilities


                                                               Strategic                 Strategic
                                                              Portfolios:   Strategic   Portfolios:
 Small     Equity             Select   Enhanced International Aggressive   Portfolios:    Growth
  Cap      Income   Balanced  Equity    Market     Equity       Growth       Growth      & Income
 Fund       Fund      Fund     Fund      Fund       Fund       Portfolio    Portfolio    Portfolio
--------  --------  --------  -------  -------- ------------- -----------  -----------  -----------
$145,093  $111,168  $134,012  $12,803  $56,662    $164,452      $29,110      $22,188      $83,373
  13,406     6,404    24,347    1,321   (6,912)    (17,911)      (3,539)      (2,013)      (4,720)
--------  --------  --------  -------  -------    --------      -------      -------      -------
 158,499   117,572   158,359   14,124   49,750     146,541       25,571(a)    20,175(a)    78,653(a)
      --        --        --       --       --          --           --           --           --
      --        --        --       --       --          34           --           --           --
   4,379    11,594    20,485       --    3,107          --           --           --           --
      33       373     1,362       15       44         110            4            4            4
       4        19       105       29       14           1           31           65           18
   4,999     2,858        --       --       --       1,179           --           --           --
      --        --        --       --       11          --           --           --           --
      --        --        --       --       22          --           --           --           --
      --        --        --       --       --         125           --           --           --
       9        10         6        3        7          17            5            6            1
--------  --------  --------  -------  -------    --------      -------      -------      -------
 167,923   132,426   180,317   14,171   52,955     148,007       25,611       20,250       78,676
      --       575        --       --       --          --           --           --           --
   2,334        --     1,064      112       --       1,098           --           --           --
   4,379    11,594    20,485       --    3,107          --           --           --           --
      21        26        17       --       14         445           --           --           --
      65        37        49        4        9          58            1            1            3
       2         1         2       --        1           2           --           --            1
      16        35        31        3       17          13            3            3            9
       4         3         4       --        1          --            1           --            2
      18        25        11        5        9          15            8            6           13
--------  --------  --------  -------  -------    --------      -------      -------      -------
   6,839    12,296    21,663      124    3,158       1,631           13           10           28
--------  --------  --------  -------  -------    --------      -------      -------      -------
$161,084  $120,130  $158,654  $14,047  $49,797    $146,376      $25,598      $20,240      $78,648
========  ========  ========  =======  =======    ========      =======      =======      =======
$199,865  $144,920  $126,284  $13,815  $57,711    $194,232      $30,253      $23,039      $85,411
    (845)     (234)       94       (4)      (5)       (378)         (35)          12          108
 (51,342)  (30,960)    7,929   (1,085)    (978)    (29,569)      (1,081)        (798)      (2,151)
  13,406     6,404    24,347    1,321   (6,931)    (17,909)      (3,539)      (2,013)      (4,720)
--------  --------  --------  -------  -------    --------      -------      -------      -------
$161,084  $120,130  $158,654  $14,047  $49,797    $146,376      $25,598      $20,240      $78,648
========  ========  ========  =======  =======    ========      =======      =======      =======
$  6,705  $ 36,884  $ 67,658  $ 3,556  $23,407    $  5,094      $ 7,312      $ 4,711      $13,673
     782     3,022     5,656      302    2,050         622          839          539        1,483
$   8.58  $  12.21  $  11.96  $ 11.79  $ 11.42    $   8.18      $  8.72      $  8.74      $  9.22
========  ========  ========  =======  =======    ========      =======      =======      =======
    5.50%     5.50%     5.50%    5.50%    5.50%       5.50%        5.50%        5.50%        5.50%
--------  --------  --------  -------  -------    --------      -------      -------      -------
$   9.08  $  12.92  $  12.66  $ 12.48  $ 12.08    $   8.66      $  9.23      $  9.25      $  9.76

$  2,538  $ 25,602  $ 12,356  $ 2,660  $12,233    $    567      $   708      $ 1,943      $ 1,953
     304     2,113     1,036      229    1,088          71           83          223          212
$   8.32  $  12.12  $  11.93  $ 11.60  $ 11.24    $   8.03      $  8.54      $  8.70      $  9.21
========  ========  ========  =======  =======    ========      =======      =======      =======
$151,841  $ 57,644  $ 78,640  $ 7,831  $14,157    $140,715      $17,578      $13,586      $63,022
  17,522     4,717     6,576      662    1,239      17,189        2,019        1,549        6,811
$   8.67  $  12.22  $  11.96  $ 11.82  $ 11.43    $   8.19      $  8.70      $  8.77      $  9.25
========  ========  ========  =======  =======    ========      =======      =======      =======

                      See notes to financial statements.

 AMSOUTH FUNDS
 Statements of Assets and Liabilities



                                                               January 31, 2002
                                                                    (Unaudited)
                               (Amounts in thousands, except per share amounts)


                                                                          Strategic
                                                                         Portfolios:
                                                                          Moderate              Limited               Limited
                                                                           Growth                Term     Government Term U.S.
                                                                          & Income      Bond     Bond       Income   Government
                                                                          Portfolio     Fund     Fund        Fund       Fund
                                                                         -----------  --------  --------  ---------- ----------
Assets:
Investments:
  Investments at cost...................................................   $23,717    $617,888  $157,461   $279,867   $49,384
  Net unrealized appreciation/(depreciation)............................      (375)     25,623     4,871     13,274       671
  Repurchase agreements, at cost........................................        --          --        --         --        --
                                                                           -------    --------  --------   --------   -------
  Total investments at value............................................    23,342(a)  643,511   162,332    293,141    50,055
Collateral for securities loaned........................................        --     233,156    10,842     58,961     8,465
Interest and dividends receivable.......................................         1      10,800     2,254      3,388       640
Receivable from capital shares issued...................................        39          54       579          1         9
Prepaid expenses and other assets.......................................        19          22         8         25        16
                                                                           -------    --------  --------   --------   -------
  Total Assets..........................................................    23,401     887,543   176,015    355,516    59,185
Liabilities:
Payable for investments purchased.......................................   $    --    $  6,387  $     --   $     --   $    --
Dividends payable.......................................................        --          --        --         --        --
Payable for securities loaned...........................................        --     233,156    10,842     58,961     8,465
Payable for capital shares redeemed.....................................        --          19        --         --        --
Accrued expenses and other payables:
  Investment advisory fees..............................................         1         125        32         57        10
  Administration fees...................................................        --           8         2          4         1
  Shareholder servicing and distribution fees...........................         3          65        19         28         6
  Custodian fees........................................................         1          15         4          7         1
  Other.................................................................         5          72        21         38         7
                                                                           -------    --------  --------   --------   -------
  Total Liabilities.....................................................        10     239,847    10,920     59,095     8,490
                                                                           -------    --------  --------   --------   -------
Net Assets..............................................................   $23,391    $647,696  $165,095   $296,421   $50,695
                                                                           =======    ========  ========   ========   =======
Net Assets consist of:
Capital.................................................................   $24,223    $619,916  $162,345   $286,424   $51,186
Accumulated net investment income/(loss)................................        36        (702)      (61)      (406)       67
Accumulated net realized gains/(losses) from investment transactions....      (493)      2,859    (2,060)    (2,871)   (1,229)
Unrealized appreciation/(depreciation) from investments.................      (375)     25,623     4,871     13,274       671
                                                                           -------    --------  --------   --------   -------
Net Assets..............................................................   $23,391    $647,696  $165,095   $296,421   $50,695
                                                                           =======    ========  ========   ========   =======
Class A Shares (b)
  Net Assets............................................................   $ 2,973    $ 24,729  $ 12,438   $  6,951   $ 3,561
  Shares outstanding....................................................       316       2,219     1,177        688       346
  Offering and redemption price per share...............................   $  9.40    $  11.15  $  10.57   $  10.11   $ 10.29
                                                                           =======    ========  ========   ========   =======
  Maximum Sales Load....................................................      5.50%       4.00%     4.00%      4.00%     4.00%
                                                                           -------    --------  --------   --------   -------
  Maximum offering price per share (100%/(100% -- maximum sales charge)
   of net asset value adjusted to the nearest cent).....................   $  9.95    $  11.61  $  11.01   $  10.53   $ 10.72
Class B Shares (c)
  Net Assets............................................................   $ 1,335    $  8,704  $  4,275   $  2,545   $ 2,239
  Shares outstanding....................................................       143         783       404        252       218
  Offering price per share*.............................................   $  9.37    $  11.11  $  10.57   $  10.11   $ 10.28
                                                                           =======    ========  ========   ========   =======
Trust Shares (d)
  Net Assets............................................................   $19,083    $614,263  $148,382   $286,925   $44,895
  Shares outstanding....................................................     2,026      55,116    14,025     28,375     4,366
  Offering and redemption price per share...............................   $  9.42    $  11.14  $  10.58   $  10.11   $ 10.28
                                                                           =======    ========  ========   ========   =======

* Redemption price per share varies by length of time shares are held.
(a)Represents investments in affiliates.
(b)Represents Class II Shares for the Institutional Prime Obligations Money Market Fund.
(c)Represents Class III Shares for the Institutional Prime Obligations Money Market Fund.
(d)Represents Class I Shares for the Institutional Prime Obligations Money Market Fund.

                      See notes to financial statements.

January 31, 2002
(Unaudited)
(Amounts in thousands, except per share amounts)


                                                                  AMSOUTH FUNDS
                                           Statements of Assets and Liabilities


                                                                                     Institutional
                                 Limited                 U.S.   Treasury                 Prime
                                   Term      Prime     Treasury Reserve   Tax-Exempt  Obligations
Municipal  Florida   Tennessee  Tennessee    Money      Money    Money      Money        Money
  Bond    Tax-Exempt Tax-Exempt Tax-Exempt   Market     Market   Market     Market      Market
  Fund       Fund       Fund       Fund       Fund       Fund     Fund       Fund        Fund
--------- ---------- ---------- ---------- ----------  -------- --------  ---------- -------------
$377,651   $58,331    $55,321    $12,407   $  921,766  $194,701 $179,123   $201,395    $453,911
  15,936     2,114        962        162           --        --       --         --          --
      --        --         --         --      432,775   100,633  163,406         --     270,633
--------   -------    -------    -------   ----------  -------- --------   --------    --------
 393,587    60,445     56,283     12,569    1,354,541   295,334  342,529    201,395     724,544
      --        --         --         --           --    28,126       --         --          --
   5,634       648        874        144        1,777       682      318        923         886
      --        --         --         --           38       113        1         --          --
      11         3         21         17           46        18       30         10          19
--------   -------    -------    -------   ----------  -------- --------   --------    --------
 399,232    61,096     57,178     12,730    1,356,402   324,273  342,878    202,328     725,449
$  4,241   $    --    $    --    $   479   $       --  $     -- $     --   $  5,552    $     --
      --        --         --         --        1,522       300      402        108         878
      97        --         --         --           --    28,126       --         --          --
      --        --         --         --           33        73       55         --          --
      61        10         11          2          421        85      101         42          41
       5         1          1         --           11         5        3          3           6
      37         7          6          3          198        38       40         22         147
       9         1          1         --           33         7        8          5          16
      48        10         14          4          172        36       57         24          95
--------   -------    -------    -------   ----------  -------- --------   --------    --------
   4,498        29         33        488        2,390    28,670      666      5,756       1,183
--------   -------    -------    -------   ----------  -------- --------   --------    --------
$394,734   $61,067    $57,145    $12,242   $1,354,012  $295,603 $342,212   $196,572    $724,266
========   =======    =======    =======   ==========  ======== ========   ========    ========
$377,666   $59,021    $56,630    $12,182   $1,354,069  $295,595  342,215   $196,867    $724,263
     885       106         62          9           --         7        4         --           4
     247      (174)      (509)      (111)         (57)        1       (7)      (295)         (1)
  15,936     2,114        962        162           --        --       --         --          --
--------   -------    -------    -------   ----------  -------- --------   --------    --------
$394,734   $61,067    $57,145    $12,242   $1,354,012  $295,603 $342,212   $196,572    $724,266
========   =======    =======    =======   ==========  ======== ========   ========    ========
$ 10,904   $ 3,548    $ 2,934    $11,814   $  584,466  $110,893 $ 90,996   $ 41,326    $312,503
   1,070       336        290      1,165      584,527   110,893   91,003     41,385     312,503
$  10.18   $ 10.57    $ 10.12    $ 10.15   $     1.00  $   1.00 $   1.00   $   1.00    $   1.00
========   =======    =======    =======   ==========  ======== ========   ========    ========
    4.00%     4.00%      4.00%      4.00%          --        --       --         --          --
--------   -------    -------    -------   ----------  -------- --------   --------    --------
$  10.60   $ 11.01    $ 10.54    $ 10.57           --        --       --         --          --
$  2,262   $ 2,079    $ 1,470    $   428   $    2,613        --       --         --    $215,022
     222       197        145         42        2,613        --       --         --     215,023
$  10.17   $ 10.54    $ 10.13    $ 10.15   $     1.00  $     -- $     --   $     --    $   1.00
========   =======    =======    =======   ==========  ======== ========   ========    ========
$381,568   $55,440    $52,741         --   $  766,933  $184,710 $251,216   $155,246    $196,741
  37,450     5,244      5,216         --      766,966   184,702  251,231    155,483     196,741
$  10.19   $ 10.57    $ 10.11    $    --   $     1.00  $   1.00 $   1.00   $   1.00    $   1.00
========   =======    =======    =======   ==========  ======== ========   ========    ========

                      See notes to financial statements.

 AMSOUTH FUNDS
 Statements of Operations



                                              Six months ended January 31, 2002
                                                                    (Unaudited)
                                                         (Amounts in thousands)




                                                                               Capital
                                                             Value    Growth   Growth    Large Cap Mid Cap
                                                             Fund      Fund     Fund       Fund     Fund
                                                            --------  -------  --------  --------- -------
Investment Income:
Dividend income............................................ $  5,788  $    78  $    870  $  3,322  $   112
Interest income............................................       48       --        --        --       --
Income from securities lending.............................      196        2       116       307       12
Dividend income from affiliates............................       --       --        --        --       --
Foreign tax withholding expense............................       --       --        --        --       --
                                                            --------  -------  --------  --------  -------
 Total Investment Income...................................    6,032       80       986     3,629      124
                                                            --------  -------  --------  --------  -------
Expenses:
Investment advisory fees...................................    2,649       70     1,238     2,344      294
Administration fees........................................      662       18       309       586       59
Distribution fees -- Class B Shares........................       45       16        30       102       37
Shareholder servicing fees -- Class A Shares...............      159        7        23        85       14
Shareholder servicing fees -- Class B Shares...............       15        5        10        34       12
Shareholder servicing fees -- Trust Shares.................      392        6       213       368       28
Accounting fees............................................       82        4        34        73        8
Custodian fees.............................................       91        2        43        81        8
Transfer agent fees........................................      112       34        56       121       45
Registration and filing fees...............................        8        4        17        15       36
Other fees.................................................       82        3        37        73       10
                                                            --------  -------  --------  --------  -------
 Total expenses before fee reductions......................    4,297      169     2,010     3,882      551
 Expenses reduced/reimbursed by Investment Advisor.........       --       --       (20)     (147)      --
 Expenses reduced by Administrator.........................       --       (4)      (77)     (147)     (15)
 Expenses reduced by Transfer Agent........................       --      (14)       --        --      (11)
 Expenses reduced by Distributor...........................     (131)      (2)      (71)     (123)      (9)
 Expenses reduced by Fund Accountant.......................      (22)      (1)      (10)      (19)      (2)
                                                            --------  -------  --------  --------  -------
 Net Expenses..............................................    4,144      148     1,832     3,446      514
                                                            --------  -------  --------  --------  -------
Net Investment Income (Loss)...............................    1,888      (68)     (846)      183     (390)
                                                            --------  -------  --------  --------  -------
Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investment transactions,
 futures, and option contracts.............................   27,838   (6,270)  (31,427)   16,230   (8,100)
Net realized gains/(losses) from investment transactions
 with affiliates...........................................       --       --        --        --       --
Realized gain distributions from underlying funds..........       --       --        --        --       --
Change in unrealized appreciation/depreciation from
 investments, futures, and translation of assets and
 liabilities denominated in foreign currencies.............  (68,753)   4,221    17,904   (29,268)   2,853
                                                            --------  -------  --------  --------  -------
Net realized/unrealized gains/(losses) from investments....  (40,915)  (2,049)  (13,523)  (13,038)  (5,247)
                                                            --------  -------  --------  --------  -------
Change in net assets resulting from operations............. $(39,027) $(2,117) $(14,369) $(12,855) $(5,637)
                                                            ========  =======  ========  ========  =======


                      See notes to financial statements.

Six months ended January 31, 2002
(Unaudited)
(Amounts in thousands)


                                                                  AMSOUTH FUNDS
                                                       Statements of Operations


                                                                  Strategic               Strategic
                                                                 Portfolios:  Strategic  Portfolios:
                 Equity            Select Enhanced International Aggressive  Portfolios:   Growth
Small Cap        Income   Balanced Equity  Market     Equity       Growth      Growth     & Income
  Fund            Fund      Fund    Fund    Fund       Fund       Portfolio   Portfolio   Portfolio
---------        -------  -------- ------ -------- ------------- ----------- ----------- -----------
$    280         $ 1,587  $   775   $110  $   365    $    730      $    --      $  --      $    --
      25              46    2,371     --       --          87           --         --           --
      24              24       31     --        4          --           --         --           --
      --              --       --     --       --          --           57        172        1,042
      --              --       --     --       --        (100)          --         --           --
--------         -------  -------   ----  -------    --------      -------      -----      -------
     329           1,657    3,177    110      369         717           57        172        1,042
--------         -------  -------   ----  -------    --------      -------      -----      -------
     941             526      653     50      113         916           24         20           80
     157             132      163     12       50         147           24         20           80
       9              97       39      8       46           2            2          7            7
       8              48       82      4       29           4            6          5           13
       3              32       13      3       15           1            1          2            2
     111              50       65      6       11         107           14         11           51
      21              16       24      2       16          21            3          3            9
      22              18       22      2        7          44            3          3           11
      40              53       50     28       42          33           37         30           39
       4               7        4      4        5          16           17         17           10
      20              20       23      1        9          19            6          3           12
--------         -------  -------   ----  -------    --------      -------      -----      -------
   1,336             999    1,138    120      343       1,310          137        121          314
     (78)             (1)      --     --       --        (147)         (12)       (10)         (40)
     (39)            (33)     (41)    (3)     (13)        (37)         (12)       (10)          --
      (3)             (5)      (3)   (14)     (11)         (4)         (13)       (13)          (9)
     (37)            (17)     (22)    (2)      (4)        (36)          (7)        (6)         (23)
      (5)             (5)      (6)    --       (2)         (5)          (1)        (1)          (3)
--------         -------  -------   ----  -------    --------      -------      -----      -------
   1,174             938    1,066    101      313       1,081           92         81          239
--------         -------  -------   ----  -------    --------      -------      -----      -------
    (845)            719    2,111      9       56        (364)         (35)        91          803
--------         -------  -------   ----  -------    --------      -------      -----      -------

 (20,024)         (9,634)   4,419    711   (1,287)    (25,582)          --         --           --
      --              --       --     --       --          --       (1,502)      (918)      (2,353)
      --              --       --     --       --          --          939        470        1,498

  (6,190)          5,626   (6,447)   (77)  (1,861)      7,120         (915)      (323)      (1,239)
--------         -------  -------   ----  -------    --------      -------      -----      -------
 (26,214)         (4,008)  (2,028)   634   (3,148)    (18,462)      (1,478)      (771)      (2,094)
--------         -------  -------   ----  -------    --------      -------      -----      -------
$(27,059)        $(3,289) $    83   $643  $(3,092)   $(18,826)     $(1,513)     $(680)     $(1,291)
========         =======  =======   ====  =======    ========      =======      =====      =======

                      See notes to financial statements.

 AMSOUTH FUNDS
 Statements of Operations



                                              Six months ended January 31, 2002
                                                                    (Unaudited)
                                                         (Amounts in thousands)


                                                         Strategic
                                                        Portfolios:
                                                         Moderate            Limited             Limited
                                                         Growth &             Term   Government Term U.S.
                                                          Income     Bond     Bond     Income   Government
                                                         Portfolio   Fund     Fund      Fund       Fund
                                                        ----------- -------  ------- ---------- ----------
Investment Income:
Dividend income........................................    $  --    $   110  $   28    $  137     $   46
Interest income........................................       --     17,052   4,667     8,555      1,040
Income from securities lending.........................       --        301      22        74          1
Dividend income from affiliates........................      348         --      --        --         --
                                                           -----    -------  ------    ------     ------
 Total Investment Income...............................      348     17,463   4,717     8,766      1,087
                                                           -----    -------  ------    ------     ------
Expenses:
Investment advisory fees...............................       22      2,115     550       996        154
Administration fees....................................       22        651     169       307         47
Distribution fees -- Class B Shares (b)................        5         33      13         9          5
Shareholder servicing fees -- Class A Shares (a).......        3         29      15         9          4
Shareholder servicing fees -- Class B Shares (b).......        2         11       4         3          2
Shareholder servicing fees -- Trust Shares (c).........       14        464     115       223         32
Accounting fees........................................        3         87      26        46          9
Custodian fees.........................................        3         89      23        42          7
Transfer agent fees....................................       31         90      34        46         27
Registration and filing fees...........................        6          4       3         7         15
Other fees.............................................        3         78      22        38          7
                                                           -----    -------  ------    ------     ------
 Total expenses before fee reductions..................      114      3,651     974     1,726        309
 Expenses reduced/reimbursed by Investment Advisor.....      (11)      (488)   (127)     (230)       (35)
 Expenses reduced by Administrator.....................      (11)      (163)    (42)      (77)       (12)
 Expenses reduced by Transfer Agent....................      (13)        --      (2)       --        (11)
 Expenses reduced by Distributor.......................       (6)      (155)    (38)      (74)       (11)
 Expenses reduced by Fund Accountant...................       (1)       (22)     (6)      (10)        (1)
                                                           -----    -------  ------    ------     ------
 Net Expenses..........................................       72      2,823     759     1,335        239
                                                           -----    -------  ------    ------     ------
Net Investment Income (Loss)...........................      276     14,640   3,958     7,431        848
                                                           -----    -------  ------    ------     ------
Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investment
 transactions..........................................       --      3,878      64       450        (15)
Net realized losses from investment transactions with
 affiliates............................................     (594)        --      --        --         --
Realized gain distributions from underlying funds......      472         --      --        --         --
Change in unrealized appreciation/depreciation from
 investments...........................................     (185)       456     623       609         39
                                                           -----    -------  ------    ------     ------
Net realized/unrealized gains/(losses) from investments     (307)     4,334     687     1,059         24
                                                           -----    -------  ------    ------     ------
Change in net assets resulting from operations.........    $ (31)   $18,974  $4,645    $8,490     $  872
                                                           =====    =======  ======    ======     ======

(a)Represents Class II Shares for the Institutional Prime Obligations Money Market.
(b)Represents Class III Shares for the Institutional Prime Obligations Money Market.
(c)Represents Class I Shares for the Institutional Prime Obligations Money
   Market.


                      See notes to financial statements.

Six months ended January 31, 2002
(Unaudited)
(Amounts in thousands)


                                                                  AMSOUTH FUNDS
                                                       Statements of Operations


                                                                                   Institutional
                                                        U.S.   Treasury                Prime
                                Limited Term Prime    Treasury Reserve  Tax-Exempt  Obligations
Municipal  Florida   Tennessee   Tennessee   Money     Money    Money     Money        Money
  Bond    Tax-Exempt Tax-Exempt  Tax-Exempt  Market    Market   Market    Market      Market
  Fund       Fund       Fund        Fund      Fund      Fund     Fund      Fund        Fund
--------- ---------- ---------- ------------ -------  -------- -------- ---------- -------------
 $  117     $   21     $   24       $  6     $    --   $   --   $   --    $  110      $    --
  9,236      1,418      1,196        248      19,534    4,081    4,921     1,810       10,120
     --         --         --         --          --        5        4        --           --
     --         --         --         --          --       --       --        --           --
 ------     ------     ------       ----     -------   ------   ------    ------      -------
  9,353      1,439      1,220        254      19,534    4,086    4,925     1,920       10,120
 ------     ------     ------       ----     -------   ------   ------    ------      -------
  1,290        208        195         43       2,815      574      702       401          716
    397         64         60         13       1,408      287      351       201          358
      8          6          6          2           9       --       --        --           --
     12          5          5         16         751      129      112        53          412
      3          2          2         --           3       --       --        --          443
    289         44         41         --         604      138      196       118           --
     58         12         10          3         146       35       37        27           87
     55          9          8          2         194       39       48        28           98
     51         27         27         16         168       59       49        25           83
      4          1         15         15          12       11       13        27            2
     46          9         12          3         164       47       54        24           82
 ------     ------     ------       ----     -------   ------   ------    ------      -------
  2,213        387        381        113       6,274    1,319    1,562       904        2,281
   (496)       (80)       (45)       (10)       (357)     (72)    (110)     (151)        (465)
    (99)       (32)       (15)        (7)       (704)      --     (176)       --           --
     --        (10)       (10)        (9)         --       --       --        --           --
    (96)       (15)       (14)        --        (201)     (46)     (65)      (39)          --
    (13)        (2)        (2)        --         (45)      (9)     (12)       (7)         (25)
 ------     ------     ------       ----     -------   ------   ------    ------      -------
  1,509        248        295         87       4,967    1,192    1,199       707        1,791
 ------     ------     ------       ----     -------   ------   ------    ------      -------
  7,844      1,191        925        167      14,567    2,894    3,726     1,213        8,329
 ------     ------     ------       ----     -------   ------   ------    ------      -------
    322        177        432        112          --       --       --        (5)          --
     --         --         --         --          --       --       --        --           --
     --         --         --         --          --       --       --        --           --
     71         51       (322)       (74)         --       --       --        --           --
 ------     ------     ------       ----     -------   ------   ------    ------      -------
    393        228        110         38          --       --       --        (5)          --
 ------     ------     ------       ----     -------   ------   ------    ------      -------
 $8,237     $1,419     $1,035       $205     $14,567   $2,894   $3,726    $1,208      $ 8,329
 ======     ======     ======       ====     =======   ======   ======    ======      =======


                      See notes to financial statements.

 AMSOUTH FUNDS
 Statements of Changes in Net Assets
 (Amounts in thousands)


                                                                  Value Fund            Growth Fund
                                                            ---------------------  ---------------------
                                                            Six Months             Six Months
                                                               Ended    Year Ended    Ended    Year Ended
                                                            January 31,  July 31,  January 31,  July 31,
                                                               2002        2001       2002        2001
                                                            ----------- ---------- ----------- ----------
                                                            (Unaudited)            (Unaudited)
Net Assets, Beginning of Period............................  $688,970    $614,008    $21,756    $ 50,387
                                                             --------    --------    -------    --------
Operations:
 Net investment income (loss)..............................     1,888       4,622        (68)       (353)
 Net realized gains (losses) from investment transactions
   and option contracts....................................    27,838      95,732     (6,270)     (3,520)
 Change in unrealized appreciation/depreciation from
   investments.............................................   (68,753)     25,846      4,221      (9,095)
                                                             --------    --------    -------    --------
Change in net assets resulting from operations.............   (39,027)    126,200     (2,117)    (12,968)
                                                             --------    --------    -------    --------
Dividends to:
Class A Shareholders:
 From net investment income................................      (311)       (353)        --          --
 From net realized gains from investment transactions......   (10,776)     (5,678)        --      (2,235)
Class B Shareholders:
 From net investment income................................        (8)        (16)        --          --
 From net realized gains from investment transactions......    (1,102)     (1,012)        --      (1,645)
Trust Class Shareholders:
 From net investment income................................    (1,506)     (4,657)        --          --
 From net realized gains from investment transactions......   (43,798)    (73,415)        --      (4,132)
                                                             --------    --------    -------    --------
Change in net assets from dividends to shareholders........   (57,501)    (85,131)        --      (8,012)
                                                             --------    --------    -------    --------
Change in net assets from capital share transactions.......    62,075      33,893     (3,625)     (7,651)
                                                             --------    --------    -------    --------
Change in net assets.......................................   (34,453)     74,962     (5,742)    (28,631)
                                                             --------    --------    -------    --------
Net Assets, End of Period..................................  $654,517    $688,970    $16,014    $ 21,756
                                                             ========    ========    =======    ========


                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                            Statements of Changes in Net Assets
                                                         (Amounts in thousands)


 Capital Growth Fund       Large Cap Fund          Mid Cap Fund          Small Cap Fund       Equity Income Fund
---------------------  ---------------------  ---------------------  ---------------------  ---------------------
Six Months             Six Months             Six Months             Six Months             Six Months
   Ended    Year Ended    Ended    Year Ended    Ended    Year Ended    Ended    Year Ended    Ended    Year Ended
January 31,  July 31,  January 31,  July 31,  January 31,  July 31,  January 31,  July 31,  January 31,  July 31,
   2002        2001       2002        2001       2002        2001       2002        2001       2002        2001
----------- ---------- ----------- ---------- ----------- ---------- ----------- ---------- ----------- ----------
(Unaudited)            (Unaudited)            (Unaudited)            (Unaudited)            (Unaudited)
 $327,718    $321,847   $616,343   $ 799,861    $65,480    $ 88,144   $184,056    $173,242   $148,455    $174,475
 --------    --------   --------   ---------    -------    --------   --------    --------   --------    --------
     (846)     (1,772)       183        (394)      (390)       (983)      (845)     (2,012)       719       2,044
  (31,427)    (32,670)    16,230      53,004     (8,100)    (17,839)   (20,024)    (30,693)    (9,634)    (18,316)
   17,904     (44,201)   (29,268)   (133,341)     2,853      (7,445)    (6,190)     12,883      5,626      (7,979)
 --------    --------   --------   ---------    -------    --------   --------    --------   --------    --------
  (14,369)    (78,643)   (12,855)    (80,731)    (5,637)    (26,267)   (27,059)    (19,822)    (3,289)    (24,251)
 --------    --------   --------   ---------    -------    --------   --------    --------   --------    --------
       --          --         (8)         --         --          --         --          --       (284)       (511)
       --      (1,143)    (4,137)    (12,126)        --          --         --        (901)        --          --
       --          --         --          --         --          --         --          --       (129)       (211)
       --        (798)    (1,616)     (3,952)        --          --         --        (326)        --          --
       --          --       (210)        (17)        --          --         --          --       (537)     (1,515)
       --     (25,149)   (28,167)    (96,106)        --          --         --     (16,743)        --          --
 --------    --------   --------   ---------    -------    --------   --------    --------   --------    --------
       --     (27,090)   (34,138)   (112,201)        --          --         --     (17,970)      (950)     (2,237)
 --------    --------   --------   ---------    -------    --------   --------    --------   --------    --------
     (119)    111,604     20,082       9,414     (2,769)      3,603      4,087      48,606    (24,086)        468
 --------    --------   --------   ---------    -------    --------   --------    --------   --------    --------
  (14,488)      5,871    (26,911)   (183,518)    (8,406)    (22,664)   (22,972)     10,814    (28,325)    (26,020)
 --------    --------   --------   ---------    -------    --------   --------    --------   --------    --------
 $313,230    $327,718   $589,432   $ 616,343    $57,074    $ 65,480   $161,084    $184,056   $120,130    $148,455
 ========    ========   ========   =========    =======    ========   ========    ========   ========    ========

                      See notes to financial statements.

 AMSOUTH FUNDS
 Statements of Changes in Net Assets
 (Amounts in thousands)



                                                                Balanced Fund        Select Equity Fund
                                                            ---------------------  ---------------------
                                                            Six Months             Six Months
                                                               Ended    Year Ended    Ended    Year Ended
                                                            January 31,  July 31,  January 31,  July 31,
                                                               2002        2001       2002        2001
                                                            ----------- ---------- ----------- ----------
                                                            (Unaudited)            (Unaudited)
Net Assets, Beginning of Period............................  $166,762    $195,820    $11,294    $ 8,327
                                                             --------    --------    -------    -------
Operations:
 Net investment income (loss)..............................     2,111       5,243          9          6
 Net realized gains (losses) from investments, futures, and
   foreign currency transactions...........................     4,419      15,011        711       (148)
 Net realized gains (losses) from investment transactions
   with affiliates.........................................        --          --         --         --
 Realized gain distributions from underlying funds.........        --          --         --         --
 Change in unrealized appreciation/depreciation from
   investments, futures, and translation of assets and
   liabilities in foreign currencies.......................    (6,447)      3,005        (77)     2,462
                                                             --------    --------    -------    -------
Change in net assets resulting from operations.............        83      23,259        643      2,320
                                                             --------    --------    -------    -------
Dividends to:
Class A Shareholders:
 From net investment income................................      (838)       (953)        (3)        (3)
 From net realized gains from investment transactions......    (1,969)     (3,214)        --         --
Class B Shareholders:
 From net investment income................................       (96)       (172)        --         --
 From net realized gains from investment transactions......      (332)       (668)        --         --
Trust Class Shareholders:
 From net investment income................................    (1,172)     (4,280)       (10)       (11)
 From net realized gains from investment transactions......    (2,428)    (12,951)        --         --
                                                             --------    --------    -------    -------
Change in net assets from dividends to shareholders........    (6,835)    (22,238)       (13)       (14)
                                                             --------    --------    -------    -------
Change in net assets from capital share transactions.......    (1,356)    (30,079)     2,123        661
                                                             --------    --------    -------    -------
Change in net assets.......................................    (8,108)    (29,058)     2,753      2,967
                                                             --------    --------    -------    -------
Net Assets, End of Period..................................  $158,654    $166,762    $14,047    $11,294
                                                             ========    ========    =======    =======


                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                            Statements of Changes in Net Assets
                                                         (Amounts in thousands)


                                                 Strategic Portfolios:
                                                   Aggressive Growth    Strategic Portfolios:    Strategic Portfolios:
 Enhanced Market Fund  International Equity Fund       Portfolio           Growth Portfolio    Growth & Income Portfolio
---------------------  ------------------------  ---------------------  ---------------------  ------------------------
Six Months             Six Months                Six Months             Six Months             Six Months
   Ended    Year Ended    Ended       Year Ended    Ended    Year Ended    Ended    Year Ended    Ended       Year Ended
January 31,  July 31,  January 31,     July 31,  January 31,  July 31,  January 31,  July 31,  January 31,     July 31,
   2002        2001       2002           2001       2002        2001       2002        2001       2002           2001
----------- ---------- -----------    ---------- ----------- ---------- ----------- ---------- -----------    ----------
(Unaudited)            (Unaudited)               (Unaudited)            (Unaudited)            (Unaudited)
  $53,848    $ 69,272   $148,945       $107,428    $25,092    $21,351     $20,739    $21,499     $83,069       $89,337
  -------    --------   --------       --------    -------    -------     -------    -------     -------       -------
       56          93       (364)           765        (35)       334          91        495         803         2,787

   (1,287)      1,497    (25,582)        (4,238)        --         --          --         --          --            --
       --          --         --             --     (1,502)     1,011        (918)       169      (2,353)         (547)
       --          --         --             --        939        798         470        543       1,498         2,374
   (1,861)    (11,257)     7,120        (26,049)      (915)    (3,202)       (323)    (1,603)     (1,239)       (2,996)
  -------    --------   --------       --------    -------    -------     -------    -------     -------       -------
   (3,092)     (9,667)   (18,826)       (29,522)    (1,513)    (1,059)       (680)      (396)     (1,291)        1,618
  -------    --------   --------       --------    -------    -------     -------    -------     -------       -------
      (30)        (44)        --             (4)        --         (8)        (19)       (18)       (108)          (42)
     (312)       (287)        --            (58)      (453)       (54)       (149)       (49)       (368)          (16)
       (2)        (21)        --             --         --         (4)         (4)       (21)        (14)          (40)
     (168)       (260)        --            (18)       (48)       (39)        (57)       (80)        (58)          (94)
      (27)        (94)      (158)          (448)        --       (345)        (75)      (456)       (730)       (2,740)
     (247)       (457)        --         (3,891)    (1,157)    (2,158)       (437)    (1,262)     (1,873)       (5,462)
  -------    --------   --------       --------    -------    -------     -------    -------     -------       -------
     (786)     (1,163)      (158)        (4,419)    (1,658)    (2,608)       (741)    (1,886)     (3,151)       (8,394)
  -------    --------   --------       --------    -------    -------     -------    -------     -------       -------
     (173)     (4,594)    16,415         75,458      3,677      7,408         922      1,522          21           508
  -------    --------   --------       --------    -------    -------     -------    -------     -------       -------
   (4,051)    (15,424)    (2,569)        41,517        506      3,741        (499)      (760)     (4,421)       (6,268)
  -------    --------   --------       --------    -------    -------     -------    -------     -------       -------
  $49,797    $ 53,848   $146,376       $148,945    $25,598    $25,092     $20,240    $20,739     $78,648       $83,069
  =======    ========   ========       ========    =======    =======     =======    =======     =======       =======

                      See notes to financial statements.

 AMSOUTH FUNDS
 Statements of Changes in Net Assets
 (Amounts in thousands)


                                                            Strategic Portfolios:
                                                              Moderate Growth &
                                                              Income Portfolio          Bond Fund
                                                            --------------------  --------------------
                                                            Six Months     Year   Six Months    Year
                                                               Ended      Ended      Ended     Ended
                                                            January 31,  July 31, January 31, July 31,
                                                               2002        2001      2002       2001
                                                            -----------  -------- ----------- --------
                                                            (Unaudited)           (Unaudited)
Net Assets, Beginning of Period............................   $21,726    $20,961   $633,927   $514,686
                                                              -------    -------   --------   --------
Operations:
 Net investment income.....................................       276        745     14,640     32,897
 Net realized gains (losses) from investment transactions..        --         --      3,878      2,129
 Net realized gains (losses) from investment transactions
   with affiliates.........................................      (594)        59         --         --
 Realized gain distributions from underlying funds.........       472        316         --         --
 Change in unrealized appreciation/depreciation from
   investments.............................................      (185)       (88)       456     31,821
                                                              -------    -------   --------   --------
Change in net assets resulting from operations.............       (31)     1,032     18,974     66,847
                                                              -------    -------   --------   --------
Dividends to:
Class A Shareholders:
 From net investment income................................       (26)        (3)      (545)      (618)
 From net realized gains from investment transactions......       (63)        (2)       (58)        --
Class B Shareholders:
 From net investment income................................       (12)       (27)      (181)      (239)
 From net realized gains from investment transactions......       (24)       (38)       (22)        --
Trust Class Shareholders:
 From net investment income................................      (251)      (729)   (15,589)   (32,336)
 From net realized gains from investment transactions......      (389)      (885)    (1,498)        --
                                                              -------    -------   --------   --------
Change in net assets from dividends to shareholders........      (765)    (1,684)   (17,893)   (33,193)
                                                              -------    -------   --------   --------
Change in net assets from capital share transactions.......     2,461      1,417     12,688     85,587
                                                              -------    -------   --------   --------
Change in net assets.......................................     1,665        765     13,769    119,241
                                                              -------    -------   --------   --------
Net Assets, End of Period..................................   $23,391    $21,726   $647,696   $633,927
                                                              =======    =======   ========   ========


                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                            Statements of Changes in Net Assets
                                                         (Amounts in thousands)



                                                   Limited Term
  Limited Term Bond    Government Income Fund  U.S. Government Fund   Municipal Bond Fund   Florida Tax-Exempt Fund
---------------------  ---------------------  ---------------------  ---------------------  ----------------------
Six Months             Six Months             Six Months             Six Months             Six Months
   Ended    Year Ended    Ended    Year Ended    Ended    Year Ended    Ended    Year Ended    Ended     Year Ended
January 31,  July 31,  January 31,  July 31,  January 31,  July 31,  January 31,  July 31,  January 31,   July 31,
   2002        2001       2002        2001       2002        2001       2002        2001       2002         2001
----------- ---------- ----------- ---------- ----------- ---------- ----------- ---------- -----------  ----------
(Unaudited)            (Unaudited)            (Unaudited)            (Unaudited)            (Unaudited)
 $167,793    $187,051   $309,406    $363,041    $36,091    $41,817    $390,129    $394,916    $61,833     $65,261
 --------    --------   --------    --------    -------    -------    --------    --------    -------     -------
    3,958       9,869      7,431      18,510        848      1,778       7,844      15,802      1,191       2,445
       64         355        450       2,946        (15)        16         322         638        177          48
       --          --         --          --         --         --          --          --         --          --
       --          --         --          --         --         --          --          --         --          --
      623       7,097        609      14,200         39      1,398          71      15,672         51       2,088
 --------    --------   --------    --------    -------    -------    --------    --------    -------     -------
    4,645      17,321      8,490      35,656        872      3,192       8,237      32,112      1,419       4,581
 --------    --------   --------    --------    -------    -------    --------    --------    -------     -------
     (285)       (420)      (178)       (320)       (60)      (160)       (182)       (261)       (69)       (113)
       --          --         --          --         --         --         (10)         --         --          --
      (70)        (98)       (53)        (41)       (20)       (20)        (33)        (37)       (23)        (26)
       --          --         --          --         --         --          (2)         --         --          --
   (3,839)     (9,609)    (7,819)    (18,578)      (741)    (1,622)     (7,619)    (15,232)    (1,067)     (2,311)
       --          --         --          --         --         --        (339)         --         --          --
 --------    --------   --------    --------    -------    -------    --------    --------    -------     -------
   (4,194)    (10,127)    (8,050)    (18,939)      (821)    (1,802)     (8,185)    (15,530)    (1,159)     (2,450)
 --------    --------   --------    --------    -------    -------    --------    --------    -------     -------
   (3,149)    (26,452)   (13,425)    (70,352)    14,553     (7,116)      4,553     (21,369)    (1,026)     (5,559)
 --------    --------   --------    --------    -------    -------    --------    --------    -------     -------
   (2,698)    (19,258)   (12,985)    (53,635)    14,604     (5,726)      4,605      (4,787)      (766)     (3,428)
 --------    --------   --------    --------    -------    -------    --------    --------    -------     -------
 $165,095    $167,793   $296,421    $309,406    $50,695    $36,091    $394,734    $390,129    $61,067     $61,833
 ========    ========   ========    ========    =======    =======    ========    ========    =======     =======

                      See notes to financial statements.

 AMSOUTH FUNDS
 Statements of Changes in Net Assets
 (Amounts in thousands)



                                                                  Tennessee        Limited Term Tennessee
                                                               Tax-Exempt Fund        Tax-Exempt Fund
                                                            ---------------------  ---------------------
                                                            Six Months             Six Months
                                                               Ended    Year Ended    Ended    Year Ended
                                                            January 31,  July 31,  January 31,  July 31,
                                                               2002        2001       2002        2001
                                                            ----------- ---------- ----------- ----------
                                                            (Unaudited)            (Unaudited)
Net Assets, Beginning of Period............................   $61,889    $69,133     $13,312    $15,778
                                                              -------    -------     -------    -------
Operations:
 Net investment income.....................................       925      2,426         167        424
 Net realized gains (losses) from investment transactions..       432        789         112         70
 Change in unrealized appreciation/depreciation from
   investments.............................................      (322)     1,589         (74)       374
                                                              -------    -------     -------    -------
Change in net assets resulting from operations.............     1,035      4,804         205        868
                                                              -------    -------     -------    -------
Dividends to:
Class A Shareholders:
 From net investment income................................       (61)      (146)       (164)      (424)
Class B Shareholders:
 From net investment income................................       (17)       (32)         (3)        (7)
Trust Class Shareholders:
 From net investment income................................      (856)    (2,262)         --         --
                                                              -------    -------     -------    -------
Change in net assets from dividends to shareholders........      (934)    (2,440)       (167)      (431)
                                                              -------    -------     -------    -------
Change in net assets from capital share transactions.......    (4,845)    (9,608)     (1,108)    (2,903)
                                                              -------    -------     -------    -------
Change in net assets.......................................    (4,744)    (7,244)     (1,070)    (2,466)
                                                              -------    -------     -------    -------
Net Assets, End of Period..................................   $57,145    $61,889     $12,242    $13,312
                                                              =======    =======     =======    =======


                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                            Statements of Changes in Net Assets
                                                         (Amounts in thousands)


                                                                                              Institutional Prime
                         U.S. Treasury Money   Treasury Reserve Money    Tax-Exempt Money      Obligations Money
Prime Money Market Fund      Market Fund            Market Fund            Market Fund            Market Fund
----------------------  ---------------------  ---------------------  ---------------------  ---------------------
Six Months              Six Months             Six Months             Six Months             Six Months
   Ended    Year Ended     Ended    Year Ended    Ended    Year Ended    Ended    Year Ended    Ended    Year Ended
January 31,  July 31,   January 31,  July 31,  January 31,  July 31,  January 31,  July 31,  January 31,  July 31,
   2002        2001        2002        2001       2002        2001       2002        2001       2002        2001
----------- ----------  ----------- ---------- ----------- ---------- ----------- ---------- ----------- ----------
(Unaudited)             (Unaudited)            (Unaudited)            (Unaudited)            (Unaudited)
$1,312,547  $1,377,764   $300,541    $298,689   $366,515    $424,447   $192,633    $193,134   $753,181    $434,053
----------  ----------   --------    --------   --------    --------   --------    --------   --------    --------
    14,567      69,006      2,894      14,224      3,726      19,899      1,213       5,881      8,329      29,262
        --          --         --          --         --          --         (5)         97         --          --
        --          --         --          --         --          --         --          --         --          --
----------  ----------   --------    --------   --------    --------   --------    --------   --------    --------
    14,567      69,006      2,894      14,224      3,726      19,899      1,208       5,978      8,329      29,262
----------  ----------   --------    --------   --------    --------   --------    --------   --------    --------
    (5,978)    (29,126)      (986)     (1,068)      (907)     (5,219)      (232)     (1,243)    (3,835)    (12,372)
       (15)        (46)        --          --         --          --         --          --     (1,791)     (6,899)
    (8,574)    (39,834)    (1,908)    (13,156)    (2,819)    (14,680)      (981)     (4,638)    (2,703)     (9,991)
----------  ----------   --------    --------   --------    --------   --------    --------   --------    --------
   (14,567)    (69,006)    (2,894)    (14,224)    (3,726)    (19,899)    (1,213)     (5,881)    (8,329)    (29,262)
----------  ----------   --------    --------   --------    --------   --------    --------   --------    --------
    41,465     (65,217)    (4,938)      1,852    (24,303)    (57,932)     3,944        (598)   (28,915)    319,128
----------  ----------   --------    --------   --------    --------   --------    --------   --------    --------
    41,465     (65,217)    (4,938)      1,852    (24,303)    (57,932)     3,939        (501)   (28,915)    319,128
----------  ----------   --------    --------   --------    --------   --------    --------   --------    --------
$1,354,012  $1,312,547   $295,603    $300,541   $342,212    $366,515   $196,572    $192,633   $724,266    $753,181
==========  ==========   ========    ========   ========    ========   ========    ========   ========    ========

                      See notes to financial statements.

 AMSOUTH FUNDS
 Notes to Financial Statements
 January 31, 2002
 (Unaudited)


1.  Organization:

   AmSouth Funds (the "Trust") was organized on October 1, 1987, and is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust.

   The Trust is authorized to issue an unlimited number of shares without par value. The Trust currently offers shares of the AmSouth Value Fund, the AmSouth Growth Fund, the AmSouth Capital Growth Fund, the AmSouth Large Cap Fund, the AmSouth Mid Cap Fund, the AmSouth Small Cap Fund, the AmSouth Equity Income Fund, the AmSouth Balanced Fund, the AmSouth Select Equity Fund, the AmSouth Enhanced Market Fund, the AmSouth International Equity Fund, the AmSouth Strategic Portfolios: Aggressive Growth Portfolio, the AmSouth Strategic
Portfolios: Growth Portfolio, the AmSouth Strategic Portfolios: Growth and Income Portfolio, the AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio, the AmSouth Bond Fund, the AmSouth Limited Term Bond Fund, the AmSouth Government Income Fund, the AmSouth Limited Term U.S. Government Fund, the AmSouth Municipal Bond Fund, the AmSouth Florida Tax-Exempt Fund, the AmSouth Tennessee Tax-Exempt Fund, the AmSouth Limited Term Tennessee Tax-Exempt Fund, (collectively, "the variable net asset funds"), the AmSouth Prime Money Market Fund, the AmSouth U.S. Treasury Money Market Fund, the AmSouth Treasury Reserve Money Market Fund, the AmSouth Tax-Exempt Money Market Fund and the AmSouth Institutional Prime Obligations Money Market Fund (collectively, "the money market funds") (collectively, "the Funds" and individually "a Fund").

2.  Significant Accounting Policies:

   The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

   Investments of the money market funds are valued at either amortized cost, which approximates market value, or at original cost which, combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

   Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Trust's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of electronic and matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges of over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

   The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Trust's Board of Trustees.

   Investments in restricted securities are valued by the Board of Trustees, or by procedures approved by the Board of Trustees, by considering pertinent factors, including the results of operations and the sales price of recent private placements in its common stock. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term.

Securities Transactions and Related Income:

   Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income

                                   Continued

                                                                  AMSOUTH FUNDS
                                                  Notes to Financial Statements
                                                               January 31, 2002
                                                                    (Unaudited)


is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Financial Futures Contracts:

   The Enhanced Market Fund may invest in financial futures contracts for the purpose of hedging its existing portfolio securities, or securities that it intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying security. A Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Repurchase Agreements:

   The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from registered broker/dealers which AmSouth Investment Management Company, LLC ("AIMCO"), deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. All repurchase agreements are fully collateralized by various U.S. government securities.

Foreign Currency Translation:

   The market value of investment securities, other assets and liabilities of the International Equity Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

   Reported net realized foreign exchange gains or losses arise from sales and maturities of fund securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

Risks Associated with Foreign Securities and Currencies:

   Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

   Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the International Equity Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

                                   Continued

 AMSOUTH FUNDS
 Notes to Financial Statements
 January 31, 2002
 (Unaudited)



Forward Currency Contracts:

   The International Equity Fund may enter into a forward currency contract ("forward") which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

   Forwards may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains/losses from investment and foreign currency transactions. Fluctuations in the value of forwards held are recorded for financial reporting purposes as unrealized gains and losses by the Fund.

Financial Instruments:

   The Capital Growth Fund, Large Cap Fund, Mid Cap Fund, Equity Income Fund, Balanced Fund, Select Equity Fund, Enhanced Market Fund, International Equity Fund, and Bond Fund may write call options only on securities that are owned by the Fund ("covered calls"). A written call option gives a specified counter-party the right to require the writer of the option to deliver the agreed upon securities, at the agreed upon price, up until the expiration date specified in the contract. For this right, a premium is paid to the writer of the option. The premium received by the Fund for writing the option is booked as realized gains to the Fund. The risks associated with writing a covered call option are diminished compared to writing an uncovered call. The Fund does not bear the risk of having to purchase the securities in the open market at a price greater than the call price should the call option be exercised. Since the Fund owns the securities on which the call has been written, the Fund bears the risk of not receiving the fair market value of a security if the option is exercised. They would be required to sell the securities at the agreed upon price, which would presumably be lower than the fair market value of the securities if the option is exercised.

   The table below reflects the Equity Income Fund's activity in covered calls during the six months ended January 31, 2002. The premiums received column represents the premiums paid by the option counterparties to the Fund in connection with entering into the covered calls.

Written option activities for the six months ended January 31, 2002:

                                                       Covered Call Options
                                                       --------------------
                                                       Number of
                                                        Options  Premiums
                                                       Contracts Received
                                                       --------- ---------
Contracts outstanding at July 31, 2001................     225   $  29,699
Options written.......................................   7,300   $ 537,856
Options expired.......................................  (6,185)  $(366,919)
Options closed........................................  (1,340)  $(200,636)
Options exercised.....................................      --          --
                                                        ------   ---------
Contracts outstanding at January 31, 2002.............      --          --
                                                        ======   =========

Securities Lending:

   To generate additional income, the Funds may lend up to 33 1/3% of total assets pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds continue to earn interest and dividends on securities lent while simultaneously seeking to earn interest on the investment of collateral.

                                   Continued

                                                                  AMSOUTH FUNDS
                                                  Notes to Financial Statements
                                                               January 31, 2002
                                                                    (Unaudited)



   When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. government securities, repurchase agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. Fixed income securities received as collateral are not recorded as an asset or liability of the Fund because the Fund does not have effective control of such securities.

   There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of January 31, 2002, the following Funds had securities on loan (amounts in thousands):

                                                         Market   Market Value
                                                        Value of   of Loaned
                                                       Collateral  Securities
                                                       ---------- ------------
Value Fund............................................  $ 99,436    $ 95,762
Growth Fund...........................................       413         403
Capital Growth Fund...................................    61,816      60,347
Large Cap Fund........................................   201,450     195,541
Mid Cap Fund..........................................     1,706       1,631
Small Cap Fund........................................     4,379       4,245
Equity Income Fund....................................    11,594      11,290
Balanced Fund.........................................    20,485      20,051
Enhanced Market Fund..................................     3,107       3,039
Bond Fund.............................................   233,156     228,016
Limited Term Bond Fund................................    10,842      10,594
Government Income Fund................................    58,961      57,597
Limited Term U.S. Government Fund.....................     8,465       8,285
U.S. Treasury Money Market Fund.......................    28,126       7,974

   The loaned securities were collateralized by cash which was invested in U.S. government securities, commercial paper, investment companies, and repurchase agreements at January 31, 2002.

Dividends to Shareholders:

   Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared and paid monthly for the variable net asset value funds, except for the International Equity Fund, which dividends are declared and paid annually. Distributable net realized gains, if any, are declared and distributed at least annually.

   The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

                                   Continued

 AMSOUTH FUNDS
 Notes to Financial Statements
 January 31, 2002
 (Unaudited)




Other:

   Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Trust are prorated to all the Funds on the basis of relative net assets. Fees paid under a Fund's shareholder servicing or distribution plans are borne by the specific class of shares to which they apply.

4.  Purchases and Sales of Securities:

   Purchases and sales of securities (excluding short-term securities) for the six months ended January 31, 2002 were as follows (amounts in thousands):

                                                            Purchases  Sales
                                                            --------- --------
Value Fund................................................. $164,427  $165,100
Growth Fund................................................    5,842     9,651
Capital Growth.............................................  191,054   188,163
Large Cap Equity...........................................   20,168    33,424
Mid Cap Equity.............................................   39,419    39,726
Small Cap Fund.............................................  187,271   189,755
Equity Income Fund.........................................  108,837   133,262
Balanced Fund..............................................   12,943    17,402
Select Equity Fund.........................................    4,984     3,019
Enhanced Market Fund.......................................    6,479     9,033
International Equity Fund..................................   79,160    72,424
Aggressive Growth Portfolio................................    6,417     4,838
Growth Portfolio...........................................    5,202     5,237
Growth and Income Portfolio................................   19,043    19,649
Moderate Growth and Income Portfolio.......................    7,187     4,912
Bond Fund..................................................   88,760    73,345
Limited Term Bond Fund.....................................   20,086    22,832
Government Income Fund.....................................   13,104    40,333
Limited Term U.S. Government Fund..........................   16,319     6,915
Municipal Bond Fund........................................   36,571    22,923
Florida Tax-Exempt Fund....................................    4,879     5,232
Tennessee Tax-Exempt Fund..................................   27,956    26,459
Limited Term Tennessee Tax-Exempt..........................    9,782     9,734

                                   Continued

                                                                  AMSOUTH FUNDS
                                                  Notes to Financial Statements
                                                               January 31, 2002
                                                                    (Unaudited)



5.  Related Party Transactions:

   Under the terms of the investment advisory agreement, AIMCO, a separate, wholly owned subsidiary of AmSouth Bank ("AmSouth"), is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

                                                             Annual Fee as a
                                                          Percentage of Average
                                                            Daily Net Assets
                                                          ---------------------
Value Fund...............................................         0.80%
Growth Fund..............................................         0.80%
Capital Growth...........................................         0.80%
Large Cap................................................         0.80%
Mid Cap Equity...........................................         1.00%
Small Cap Fund...........................................         1.20%
Equity Income Fund.......................................         0.80%
Balanced Fund............................................         0.80%
Select Equity Fund.......................................         0.80%
Enhanced Market Fund.....................................         0.45%
International Equity Fund................................         1.25%
Aggressive Growth Portfolio..............................         0.20%
Growth Portfolio.........................................         0.20%
Growth and Income Portfolio..............................         0.20%
Moderate Growth and Income Portfolio.....................         0.20%
Bond Fund................................................         0.65%
Limited Term Bond Fund...................................         0.65%
Government Income Fund...................................         0.65%
Limited Term U.S. Government Fund........................         0.65%
Municipal Bond Fund......................................         0.65%
Florida Tax-Exempt Fund..................................         0.65%
Tennessee Tax-Exempt Fund................................         0.65%
Limited Term Tennessee Tax-Exempt Fund...................         0.65%
Prime Money Market Fund..................................         0.40%
U.S. Treasury Money Market Fund..........................         0.40%
Treasury Reserve Money Market Fund.......................         0.40%
Tax-Exempt Money Market Fund.............................         0.40%
Institutional Prime Obligations Money Market Fund........         0.20%

   AmSouth serves as Custodian for the Trust, with the exception of the International Equity Fund. Pursuant to the Custodian Agreement with the Trust, AmSouth receives compensation from each Fund for such services in an amount equal to an asset-based fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses. Deutsche Bank serves the International Equity Fund as the custodian.

   BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), and BISYS Fund Services, Inc. ("BISYS Inc.") are subsidiaries of the BISYS Group, Inc.

   ASO Services Company ("ASO"), a wholly owned subsidiary of the BISYS Group, Inc., serves the Funds as Administrator ("Administrator"). Under the terms of the administration agreement, the Administrator receives a fee computed based on an annual percentage of 0.20% of the average daily net assets of each of the Funds except the Institutional Prime Obligations Money Market Fund, which is 0.10%. AmSouth and BISYS Ohio, with whom certain officers and trustees of the Trust are affiliated, serve as the Funds' sub-administrators. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Trust. Pursuant to its current agreement with the Administrator, AmSouth has assumed certain Administration duties, for which

                                   Continued

 AMSOUTH FUNDS
 Notes to Financial Statements
 January 31, 2002
 (Unaudited)


AmSouth receives a fee, paid by the Administrator, based on a percentage of each Fund's daily average net assets. ASO also serves the Funds as Fund Accountant for whom ASO receives a fee based on a percentage of each Fund's average daily net assets.

   Pursuant to its agreement with the Administrator, BISYS Ohio, as sub-administrator, is entitled to compensation as mutually agreed upon from time to time by it and the Administrator. BISYS serves as the Funds' distributor and is entitled to receive commissions on sales of shares of the variable net asset value funds. For the six months ended January 31, 2002, BISYS received $407,327 from commissions earned on sales of shares of the Funds' variable net asset value funds. BISYS reallowed $1,466 to affiliated broker dealers of the Fund's shares. BISYS receives no fees from the Funds for providing distribution services to the Funds.

   BISYS Ohio, serves the Funds as Transfer Agent. Under the terms of the Transfer Agent Agreement, BISYS Ohio, receives a fee based on a percentage of each Fund's average daily net assets, plus out of pocket charges.

   Class A and Trust Shares of the Trust are subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. Each Fund has entered into a specific arrangement with BISYS for the provision of such services and reimburses BISYS for its cost of providing these services, subject to a maximum rate of 0.25% of the Class A Shares and 0.15% of the Trust Shares of the average daily net assets of each of the Funds.

   Class B Shares, Class II Shares and Class III Shares of the Trust are subject to a Distribution and Shareholder Servicing Plan (the "Distribution Plan") permitting payment of compensation to a participating organization as payment for its services or expenses in connection with distribution assistance of the Funds' Class B Shares Class II Shares and Class III Shares to the participating organizations customers. Each Fund has entered into a specific arrangement with BISYS for the provision of such services and pays BISYS for its cost of providing such services, subject to a maximum rate of 1.00% of the average daily net assets of the Class B Shares of each of the Funds, which includes a Shareholder Servicing Fee of 0.25% of the average daily net assets of the Class B Shares of each Fund. Class II Shares and Class III Shares are subject to a maximum rate of 0.25% and 0.50% of daily average net assets, respectively, for such services.

   BISYS Ohio also serves the Funds as administrator for Securities Lending, and for the six months ended January 31, 2002, received $341,780 in fees for its services.

6.  Concentration of Credit Risk

   The Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund invest substantially all of their assets in a non-diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of Tennessee, its municipalities, counties and other taxing districts. The issuers' abilities to meet their obligations may be affected by Tennessee's economic, regional, and political developments.

   The Florida Tax-Exempt Fund invests substantially all of its assets in a non-diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of Florida, its municipalities, counties and other taxing districts. The issuers' abilities to meet their obligations may be affected by Florida's economic, regional, and political developments.

   The Municipal Bond Fund invests a large portion of its assets in tax-exempt debt obligations issued by the State of Alabama, its municipalities, counties, and other taxing districts. The issuers' abilities to meet their obligations may be affected by Alabama's economic, regional, and political developments.

                                   Continued

                                                                  AMSOUTH FUNDS
                                                  Notes to Financial Statements
                                                               January 31, 2002
                                                                    (Unaudited)



7.  Capital Share Transactions:

   The Trust has issued three classes of Fund shares: Class A Shares, Trust Shares, and Class B Shares in the Prime Money Market Fund and the variable net asset funds. The Trust has issued three classes of fund shares in the Institutional Prime Obligations Money Market Fund: Class I, Class II and Class
III. The Trust has issued two classes of Fund shares: Class A and Class B Shares in the Limited Term Tennessee Tax-Exempt Fund and Class A Shares and Trust Shares in the other money market funds. Each class of shares in a Fund has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

   Transactions in capital shares for the Funds were as follows (amounts in thousands):

                                   Continued

                                                                  AMSOUTH FUNDS
                                                  Notes to Financial Statements
                                                               January 31, 2002
                                                                    (Unaudited)


                                                           CAPITAL TRANSACTIONS (amounts in thousands):
                                 --------------------------------------------------------------------------------------------
                                             Class A Shares:                                Class B Shares:
                                 ---------------------------------------  ---------------------------------------------------
                                  Proceeds              Cost of    Total   Proceeds              Cost of   Total   Proceeds
                                 from shares Dividends   shares   Class A from shares Dividends   shares  Class B from shares
                                   issued    reinvested redeemed  Shares    issued    reinvested redeemed Shares    issued
                                 ----------- ---------- --------  ------- ----------- ---------- -------- ------- -----------
Value Fund
  Period Ended January 31, 2002.  $ 35,630     10,569    (12,668) 33,531     5,667      1,064     (1,111)  5,620     80,413
  Year Ended July 31, 2001......  $ 75,760      5,314    (16,930) 64,144     2,982        977     (2,052)  1,907    169,530(a)
Growth Fund
  Period Ended January 31, 2002.  $    636         --     (1,885) (1,249)      366         --       (796)   (430)     1,378
  Year Ended July 31, 2001......  $    981      1,910     (4,414) (1,523)      408      1,584     (1,771)    221      6,895
Capital Growth Fund
  Period Ended January 31, 2002.  $ 57,757         --    (58,047)   (290)      759         --       (907)   (148)    58,104
  Year Ended July 31, 2001......  $ 60,744      1,060    (52,195)  9,609     3,972        704     (1,553)  3,123    156,398
Large Cap Fund
  Period Ended January 31, 2002.  $ 20,842      3,481    (14,203) 10,120     4,042      1,482     (2,983)  2,541     41,602
  Year Ended July 31, 2001......  $ 43,006     10,043    (45,828)  7,221    11,911      3,613     (4,590) 10,934     83,513
Mid Cap Fund
  Period Ended January 31, 2002.  $  1,234         --     (2,337) (1,103)      682         --     (1,498)   (816)    30,167
  Year Ended July 31, 2001......  $104,956         --   (100,350)  4,606     5,046         --     (2,156)  2,890     22,470
Small Cap Fund
  Period Ended January 31, 2002.  $ 22,412         --    (22,813)   (401)      332         --       (315)     17     62,591
  Year Ended July 31, 2001......  $128,298        725   (126,966)  2,057     1,529        303       (772)  1,060     81,137
Equity Income Fund
  Period Ended January 31, 2002.  $  9,716        234    (14,544) (4,594)    1,156        114     (3,519) (2,249)     4,572
  Year Ended July 31, 2001......  $ 97,599        395    (89,043)  8,951    11,721        188     (6,345)  5,564     30,234
Balanced Fund
  Period Ended January 31, 2002.  $ 20,162      2,745     (7,624) 15,283     4,527        397     (1,136)  3,788     10,738
  Year Ended July 31, 2001......  $ 36,618      4,005     (7,226) 33,397     3,026        791     (1,941)  1,876     27,158
Select Equity Fund
  Period Ended January 31, 2002.  $  1,080          2       (353)    729     1,115         --       (144)    971        486
  Year Ended July 31, 2001......  $    973          3     (1,428)   (452)      939         --       (267)    672        455
Enhanced Market Fund
  Period Ended January 31, 2002.  $  2,873        317     (2,742)    448       897        158     (1,556)   (501)     7,238
  Year Ended July 31, 2001......  $ 12,063        285     (5,181)  7,167     2,920        258     (3,629)   (451)     7,190
International Equity Fund
  Period Ended January 31, 2002.  $ 11,157         --     (8,365)  2,792       205         --        (79)    126    220,713
  Year Ended July 31, 2001......  $ 24,793         51    (23,561)  1,283       195         16       (138)     73    130,169
Aggressive Growth Portfolio
  Period Ended January 31, 2002.  $  6,037        450       (334)  6,153       358         48        (11)    395      2,708
  Year Ended July 31, 2001......  $  1,378         57       (444)    991        88         43        (76)     55     11,576
Growth Portfolio
  Period Ended January 31, 2002.  $  3,934        166       (210)  3,890       499         60       (199)    360        890
  Year Ended July 31, 2001......  $    446         66       (206)    306       606         99       (100)    605      3,450
Growth & Income Portfolio
  Period Ended January 31, 2002.  $  7,925        476       (914)  7,487       440         68       (107)    401      3,199
  Year Ended July 31, 2001......  $  6,905         58       (623)  6,340       292        113       (244)    161     13,644
--------

                                      CAPITAL TRANSACTIONS (amounts in thousands):
                                 ------------------------------------------------------
                                                     Trust Shares:
                                 ------------------------------------------------------
                                            Cost of                 Total net increase
                                 Dividends   shares      Total       (decrease) from
                                 reinvested redeemed  Trust Shares capital transactions
                                 ---------- --------  ------------ --------------------
Value Fund
  Period Ended January 31, 2002.   22,462    (79,951)    22,924          $ 62,075
  Year Ended July 31, 2001......   22,238   (223,926)   (32,158)         $ 33,893
Growth Fund
  Period Ended January 31, 2002.       --     (3,324)    (1,946)         $ (3,625)
  Year Ended July 31, 2001......    1,863    (15,107)    (6,349)         $ (7,651)
Capital Growth Fund
  Period Ended January 31, 2002.       --    (57,785)       319          $   (119)
  Year Ended July 31, 2001......   18,101    (75,627)    98,872          $111,604
Large Cap Fund
  Period Ended January 31, 2002.   20,067    (54,248)     7,421          $ 20,082
  Year Ended July 31, 2001......   64,827   (157,081)    (8,741)         $  9,414
Mid Cap Fund
  Period Ended January 31, 2002.       --    (31,017)      (850)         $ (2,769)
  Year Ended July 31, 2001......       --    (26,363)    (3,893)         $  3,603
Small Cap Fund
  Period Ended January 31, 2002.       --    (58,120)     4,471          $  4,087
  Year Ended July 31, 2001......    8,763    (44,411)    45,489          $ 48,606
Equity Income Fund
  Period Ended January 31, 2002.      158    (21,973)   (17,243)         $(24,086)
  Year Ended July 31, 2001......      331    (44,612)   (14,047)         $    468
Balanced Fund
  Period Ended January 31, 2002.    2,797    (33,962)   (20,427)         $ (1,356)
  Year Ended July 31, 2001......    5,486    (97,996)   (65,352)         $(30,079)
Select Equity Fund
  Period Ended January 31, 2002.        9        (72)       423          $  2,123
  Year Ended July 31, 2001......       11        (25)       441          $    661
Enhanced Market Fund
  Period Ended January 31, 2002.      167     (7,525)      (120)         $   (173)
  Year Ended July 31, 2001......      235    (18,735)   (11,310)         $ (4,594)
International Equity Fund
  Period Ended January 31, 2002.       52   (207,268)    13,497          $ 16,415
  Year Ended July 31, 2001......    2,396    (58,463)    74,102          $ 75,458
Aggressive Growth Portfolio
  Period Ended January 31, 2002.    1,140     (6,719)    (2,871)         $  3,677
  Year Ended July 31, 2001......    2,295     (7,509)     6,362          $  7,408
Growth Portfolio
  Period Ended January 31, 2002.      494     (4,712)    (3,328)         $    922
  Year Ended July 31, 2001......    1,287     (4,126)       611          $  1,522
Growth & Income Portfolio
  Period Ended January 31, 2002.    2,542    (13,608)    (7,867)         $     21
  Year Ended July 31, 2001......    6,995    (26,632)    (5,993)         $    508
--------

(a) Proceeds from Shares Issued include $23,684 issued in connection with AmSouth Common Trust Fund
    Conversion.

                                   Continued

                                                                  AMSOUTH FUNDS
                                                  Notes to Financial Statements
                                                               January 31, 2002
                                                                    (Unaudited)


                                                          SHARE TRANSACTIONS (amounts in thousands):
                                 ------------------------------------------------------------------------------------------
                                          Class A Shares:                    Class B Shares:              Trust Shares:
                                 ---------------------------------  ---------------------------------  --------------------
                                                             Total                              Total
                                                            Class A                            Class B
                                 Issued Reinvested Redeemed Shares  Issued Reinvested Redeemed Shares  Issued    Reinvested
                                 ------ ---------- -------- ------- ------ ---------- -------- ------- ------    ----------
Value Fund
  Period Ended January 31, 2002.  1,825    609        (681)  1,753   305       62        (60)    307    4,384      1,298
  Year Ended July 31, 2001......  3,805    292        (859)  3,238   151       54       (103)    102    9,092(b)   1,226
Growth Fund
  Period Ended January 31, 2002.     40     --        (222)   (182)   12       --        (78)    (66)     114         --
  Year Ended July 31, 2001......     81    193        (386)   (112)   37      165       (175)     27      617        186
Capital Growth Fund
  Period Ended January 31, 2002.  5,910     --      (5,928)    (18)   79       --        (97)    (18)   6,092         --
  Year Ended July 31, 2001......  4,871     76      (4,089)    858   321       53       (129)    245   12,384      1,314
Large Cap Fund
  Period Ended January 31, 2002.  1,054    178        (695)    537   200       78       (146)    132    1,950      1,022
  Year Ended July 31, 2001......  1,780    407      (1,920)    267   522      149       (202)    469    3,546      2,615
Mid Cap Fund
  Period Ended January 31, 2002.    113     --        (217)   (104)   63       --       (139)    (76)   2,676         --
  Year Ended July 31, 2001......  7,497     --      (7,149)    348   330       --       (155)    175    1,553         --
Small Cap Fund
  Period Ended January 31, 2002.  2,643     --      (2,686)    (43)   40       --        (38)      2    7,302         --
  Year Ended July 31, 2001...... 10,745     65     (10,657)    153   132       28        (71)     89    7,197        783
Equity Income Fund
  Period Ended January 31, 2002.    830     20      (1,245)   (395)   98       10       (304)   (196)     385         13
  Year Ended July 31, 2001......  7,143     29      (6,448)    724   824       13       (472)    365    2,096         24
Balanced Fund
  Period Ended January 31, 2002.  1,639    230        (626)  1,243   372       33        (94)    311      877        234
  Year Ended July 31, 2001......  2,898    332        (576)  2,654   246       66       (155)    157    2,206        454
Select Equity Fund
  Period Ended January 31, 2002.     96     --         (31)     65    99       --        (13)     86       41          1
  Year Ended July 31, 2001......     92     --        (143)    (51)   87       --        (27)     60       43          1
Enhanced Market Fund
  Period Ended January 31, 2002.    255     28        (244)     39    81       14       (139)    (44)     623         14
  Year Ended July 31, 2001......    974     21        (388)    607   218       19       (280)    (43)     517         18
International Equity Fund
  Period Ended January 31, 2002.  1,315     --        (976)    339    26       --        (10)     16   25,842          6
  Year Ended July 31, 2001......  2,346      4      (2,212)    138    18        1        (12)      7   12,408        216
Aggressive Growth Portfolio
  Period Ended January 31, 2002.    684     52         (37)    699    38        6         (1)     43      303        131
  Year Ended July 31, 2001......    138      5         (44)     99     9        4         (7)      6    1,084        213
Growth Portfolio
  Period Ended January 31, 2002.    439     19         (24)    434    56        7        (23)     40      101         56
  Year Ended July 31, 2001......     47      7         (22)     32    64       10        (10)     64      351        129
Growth & Income Portfolio
  Period Ended January 31, 2002.    860     52         (98)    814    47        7        (12)     42      340        275
  Year Ended July 31, 2001......    700      6         (63)    643    30       11        (24)     17    1,330        693

                                SHARE TRANSACTIONS (amounts in thousands):
                                 ----------------------------------------
                                              Trust Shares:
                                 ----------------------------------------
                                                       Total net increase
                                             Total      (decrease) from
                                 Redeemed Trust Shares share transactions
                                 -------- ------------ ------------------
Value Fund
  Period Ended January 31, 2002.  (4,230)     1,452           3,512
  Year Ended July 31, 2001...... (11,236)      (918)          2,422
Growth Fund
  Period Ended January 31, 2002.    (395)      (281)           (529)
  Year Ended July 31, 2001......  (1,317)      (514)           (599)
Capital Growth Fund
  Period Ended January 31, 2002.  (5,844)       248             212
  Year Ended July 31, 2001......  (6,116)     7,582           8,685
Large Cap Fund
  Period Ended January 31, 2002.  (2,600)       372           1,041
  Year Ended July 31, 2001......  (6,293)      (132)            604
Mid Cap Fund
  Period Ended January 31, 2002.  (2,772)       (96)           (276)
  Year Ended July 31, 2001......  (1,919)      (366)            157
Small Cap Fund
  Period Ended January 31, 2002.  (6,682)       620             579
  Year Ended July 31, 2001......  (3,941)     4,039           4,281
Equity Income Fund
  Period Ended January 31, 2002.  (1,845)    (1,447)         (2,038)
  Year Ended July 31, 2001......  (3,310)    (1,190)           (101)
Balanced Fund
  Period Ended January 31, 2002.  (2,788)    (1,677)           (123)
  Year Ended July 31, 2001......  (7,782)    (5,122)         (2,311)
Select Equity Fund
  Period Ended January 31, 2002.      (6)        36             187
  Year Ended July 31, 2001......      (2)        42              51
Enhanced Market Fund
  Period Ended January 31, 2002.    (658)       (21)            (26)
  Year Ended July 31, 2001......  (1,434)      (899)           (335)
International Equity Fund
  Period Ended January 31, 2002. (24,005)     1,843           2,198
  Year Ended July 31, 2001......  (5,769)     6,855           7,000
Aggressive Growth Portfolio
  Period Ended January 31, 2002.    (770)      (336)            406
  Year Ended July 31, 2001......    (721)       576             681
Growth Portfolio
  Period Ended January 31, 2002.    (524)      (367)            107
  Year Ended July 31, 2001......    (419)        61             157
Growth & Income Portfolio
  Period Ended January 31, 2002.  (1,445)      (830)             26
  Year Ended July 31, 2001......  (2,662)      (639)             21

--------
(b) Shares Issued include 1,283 issued in connection with AmSouth Common Trust Conversion.

                                   Continued

                                                                  AMSOUTH FUNDS
                                                  Notes to Financial Statements
                                                               January 31, 2002
                                                                    (Unaudited)


                                                             CAPITAL TRANSACTIONS (amounts in thousands):
                                         --------------------------------------------------------------------------------
                                                     Class A Shares:                         Class B Shares:
                                         --------------------------------------  ----------------------------------------
                                          Proceeds              Cost of   Total   Proceeds              Cost of   Total
                                         from shares Dividends   shares  Class A from shares Dividends   shares  Class B
                                           issued    reinvested redeemed Shares    issued    reinvested redeemed Shares
                                         ----------- ---------- -------- ------- ----------- ---------- -------- --------
Moderate Growth & Income Portfolio
  Period Ended January 31, 2002.........   $ 3,044       89        (388)  2,745       439        34        (318)    155
  Year Ended July 31, 2001..............   $   214        4         (32)    186       470        59        (109)    420
Bond Fund
  Period Ended January 31, 2002.........   $39,487      503     (32,097)  7,893     2,357       136      (1,138)  1,355
  Year Ended July 31, 2001..............   $11,752      477      (5,478)  6,751     5,266       143      (1,954)  3,455
Limited Term Bond Fund
  Period Ended January 31, 2002.........   $ 7,144      256      (4,889)  2,511     1,749        47        (132)  1,664
  Year Ended July 31, 2001..............   $ 4,178      310      (2,803)  1,685       976        62        (315)    723
Government Income Fund
  Period Ended January 31, 2002.........   $ 8,048      124      (6,884)  1,288     1,863        32        (971)    924
  Year Ended July 31, 2001..............   $ 3,268      185      (3,955)   (502)    1,369        23        (313)  1,079
Limited Term U.S. Government Income Fund
  Period Ended January 31, 2002.........   $ 2,296       33      (1,778)    551     1,623        16        (126)  1,513
  Year Ended July 31, 2001..............   $   221       74      (1,212)   (917)      705        14        (374)    345
Municipal Bond Fund
  Period Ended January 31, 2002.........   $ 3,658      144        (900)  2,902       678        20        (209)    489
  Year Ended July 31, 2001..............   $ 4,656      165      (3,578)  1,243     1,207        26        (389)    844
Florida Tax-Exempt Fund
  Period Ended January 31, 2002.........   $ 2,638       56      (2,429)    265     1,012        10        (335)    687
  Year Ended July 31, 2001..............   $   673      100        (266)    507       653         7         (31)    629
Tennessee Tax-Exempt Fund
  Period Ended January 31, 2002.........   $ 1,096       26      (1,934)   (812)      206        14        (184)     36
  Year Ended July 31, 2001..............   $ 2,899       39      (2,234)    704       624        24        (302)    346
Limited Term Tennessee
 Tax-Exempt Fund
  Period Ended January 31, 2002.........   $   981        7      (2,098) (1,110)      144         2        (144)      2
  Year Ended July 31, 2001..............   $ 1,307       23      (4,364) (3,034)      281         6        (156)    131

                                                     CAPITAL TRANSACTIONS (amounts in thousands):
                                         ------------------------------------------------------------------
                                                                   Trust Shares:
                                         -----------------------------------------------------------------
                                          Proceeds              Cost of                 Total net increase
                                         from shares Dividends   shares      Total       (decrease) from
                                           issued    reinvested redeemed  Trust Shares capital transactions
                                         ----------- ---------- --------  ------------ --------------------
Moderate Growth & Income Portfolio
  Period Ended January 31, 2002.........     1,946        635     (3,020)      (439)         $  2,461
  Year Ended July 31, 2001..............     4,064      1,529     (4,782)       811          $  1,417
Bond Fund
  Period Ended January 31, 2002.........   129,256      5,368   (131,184)     3,440          $ 12,688
  Year Ended July 31, 2001..............   196,661      8,356   (129,636)    75,381          $ 85,587
Limited Term Bond Fund
  Period Ended January 31, 2002.........    35,188      1,038    (43,550)    (7,324)         $ (3,149)
  Year Ended July 31, 2001..............    41,363      2,521    (72,744)   (28,860)         $(26,452)
Government Income Fund
  Period Ended January 31, 2002.........    57,754      4,218    (77,609)   (15,637)         $(13,425)
  Year Ended July 31, 2001..............    51,502     10,410   (132,841)   (70,929)         $(70,352)
Limited Term U.S. Government Income Fund
  Period Ended January 31, 2002.........    17,235        364     (5,110)    12,489          $ 14,553
  Year Ended July 31, 2001..............     3,313        645    (10,502)    (6,544)         $ (7,116)
Municipal Bond Fund
  Period Ended January 31, 2002.........    27,622        250    (26,710)     1,162          $  4,553
  Year Ended July 31, 2001..............    39,296        280    (63,032)   (23,456)         $(21,369)
Florida Tax-Exempt Fund
  Period Ended January 31, 2002.........     9,904         20    (11,902)    (1,978)         $ (1,026)
  Year Ended July 31, 2001..............     6,891         18    (13,604)    (6,695)         $ (5,559)
Tennessee Tax-Exempt Fund
  Period Ended January 31, 2002.........       871          6     (4,946)    (4,069)         $ (4,845)
  Year Ended July 31, 2001..............     3,296         24    (13,978)   (10,658)         $ (9,608)
Limited Term Tennessee
 Tax-Exempt Fund
  Period Ended January 31, 2002.........        --         --         --         --          $ (1,108)
  Year Ended July 31, 2001..............        --         --         --         --          $ (2,903)

                                   Continued

                                                                  AMSOUTH FUNDS
                                                  Notes to Financial Statements
                                                               January 31, 2002
                                                                    (Unaudited)


                                                 SHARE TRANSACTIONS (amounts in thousands):
                                             -------------------------------------------------
                                                                                       Class B
                                                            Class A Shares: *          Shares:**
                                             ----------------------------------------  -------
                                                                               Total
                                                                              Class A
                                              Issued   Reinvested  Redeemed   Shares   Issued
                                             --------- ---------- ----------  -------  -------
Moderate Growth & Income Portfolio
  Period Ended January 31, 2002.............       324        9          (41)     292       46
  Year Ended July 31, 2001..................        22       --           (3)      19       49
Bond Fund
  Period Ended January 31, 2002.............     3,535       45       (2,878)     702      211
  Year Ended July 31, 2001..................     1,073       44         (503)     614      480
Limited Term Bond Fund
  Period Ended January 31, 2002.............       672       24         (460)     236      164
  Year Ended July 31, 2001..................       401       30         (271)     160       93
Government Income Fund
  Period Ended January 31, 2002.............       787       12         (673)     126      183
  Year Ended July 31, 2001..................       328       19         (397)     (50)     137
Limited Term U.S. Government Income Fund
  Period Ended January 31, 2002.............       223        3         (172)      54      156
  Year Ended July 31, 2001..................        22        7         (120)     (91)      69
Municipal Bond Fund
  Period Ended January 31, 2002.............       356       14          (88)     282       65
  Year Ended July 31, 2001..................       461       17         (357)     121      120
Florida Tax-Exempt Fund
  Period Ended January 31, 2002.............       251        5         (231)      25       96
  Year Ended July 31, 2001..................        65        9          (25)      49       62
Tennessee Tax-Exempt Fund
  Period Ended January 31, 2002.............       107        3         (193)     (83)      20
  Year Ended July 31, 2001                         293        4         (224)      73       62
Limited Term Tennessee Tax-Exempt Fund
  Period Ended January 31, 2002.............        96        1         (206)    (109)      14
  Year Ended July 31, 2001..................       131        2         (438)    (305)      28
Prime Money Market Fund #
  Period Ended January 31, 2002.............   463,574    6,208     (450,280)  19,502    2,347
  Year Ended July 31, 2001.................. 1,013,768   27,872   (1,121,936) (80,296)   2,138
U.S. Treasury Money Market Fund #
  Period Ended January 31, 2002.............   101,515      128      (91,874)   9,769       --
  Year Ended July 31, 2001..................   176,331      513      (87,536)  89,308       --
Treasury Reserve Money Market Fund #
  Period Ended January 31, 2002.............   149,483       72     (158,336)  (8,781)      --
  Year Ended July 31, 2001..................   461,649      627     (506,401) (44,125)      --
Tax-Exempt Money Market Fund #
  Period Ended January 31, 2002.............    33,576      271      (33,248)     599       --
  Year Ended July 31, 2001..................    71,509    1,308      (83,369) (10,552)      --
Institutional Prime Obligations Money Market
 Fund)#
  Period Ended January 31, 2002.............   626,441        7     (675,574) (49,126) 324,287
  Year Ended July 31, 2001.................. 1,241,104       30   (1,060,379) 180,755  577,379

                                                               SHARE TRANSACTIONS (amounts in thousands):
                                             --------------------------------------------------------------------------
                                                  Class B Shares: **                  Trust Shares: ***
                                             ---------------------------- ---------------------------------------------
                                                                   Total
                                                                  Class B                                     Total
                                             Reinvested Redeemed  Shares   Issued   Reinvested  Redeemed   Trust Shares
                                             ---------- --------  ------- --------- ---------- ----------  ------------
Moderate Growth & Income Portfolio
  Period Ended January 31, 2002.............      4          (34)     16        204      68          (322)       (50)
  Year Ended July 31, 2001..................      6          (11)     44        416     156          (489)        83
Bond Fund
  Period Ended January 31, 2002.............     12         (101)    122     11,521     480       (11,666)       335
  Year Ended July 31, 2001..................     13         (178)    315     18,210     770       (11,865)     7,115
Limited Term Bond Fund
  Period Ended January 31, 2002.............      4          (12)    156      3,304      98        (4,095)      (693)
  Year Ended July 31, 2001..................      6          (31)     68      3,976     244        (7,003)    (2,783)
Government Income Fund
  Period Ended January 31, 2002.............      3          (96)     90      5,654     415        (7,607)    (1,538)
  Year Ended July 31, 2001..................      2          (31)    108      5,182   1,054       (13,453)    (7,217)
Limited Term U.S. Government Income Fund
  Period Ended January 31, 2002.............      2          (12)    146      1,672      35          (494)     1,213
  Year Ended July 31, 2001..................      1          (36)     34        329      64        (1,047)      (654)
Municipal Bond Fund
  Period Ended January 31, 2002.............      2          (20)     47      2,705      25        (2,610)       120
  Year Ended July 31, 2001..................      3          (39)     84      3,916      28        (6,285)    (2,341)
Florida Tax-Exempt Fund
  Period Ended January 31, 2002.............      1          (32)     65        931       2        (1,125)      (192)
  Year Ended July 31, 2001..................      1           (3)     60        662       2        (1,315)      (651)
Tennessee Tax-Exempt Fund
  Period Ended January 31, 2002.............      1          (18)      3         87       1          (485)      (397)
  Year Ended July 31, 2001                        3          (31)     34        333       2        (1,410)    (1,075)
Limited Term Tennessee Tax-Exempt Fund
  Period Ended January 31, 2002.............     --          (14)     --         --      --            --         --
  Year Ended July 31, 2001..................      1          (16)     13         --      --            --         --
Prime Money Market Fund #
  Period Ended January 31, 2002.............     16       (1,658)    705  1,288,131     955    (1,267,815)    21,271
  Year Ended July 31, 2001..................     40         (997)  1,181  2,684,112   4,155    (2,674,366)    13,901
U.S. Treasury Money Market Fund #
  Period Ended January 31, 2002.............     --           --      --    207,767     493      (222,967)   (14,707)
  Year Ended July 31, 2001..................     --           --      --    589,336     216      (677,007)   (87,455)
Treasury Reserve Money Market Fund #
  Period Ended January 31, 2002.............     --           --      --    292,166     215      (307,902)   (15,521)
  Year Ended July 31, 2001..................     --           --      --    640,341     862      (655,012)   (13,809)
Tax-Exempt Money Market Fund #
  Period Ended January 31, 2002.............     --           --      --    116,125      16      (112,796)     3,345
  Year Ended July 31, 2001..................     --           --      --    288,197      62      (278,306)     9,953
Institutional Prime Obligations Money Market
 Fund)#
  Period Ended January 31, 2002.............     --     (278,941) 45,346    249,441     346      (274,922)   (25,135)
  Year Ended July 31, 2001..................     --     (522,103) 55,276    799,661     143      (716,707)    83,097

                                             SHARE TRANSACTIONS
                                                (amounts in
                                                 thousands):
                                             ------------------
                                             Trust Shares: ***
                                             ------------------
                                             Total net increase
                                              (decrease) from
                                             share transactions
                                             ------------------
Moderate Growth & Income Portfolio
  Period Ended January 31, 2002.............          258
  Year Ended July 31, 2001..................          146
Bond Fund
  Period Ended January 31, 2002.............        1,159
  Year Ended July 31, 2001..................        8,044
Limited Term Bond Fund
  Period Ended January 31, 2002.............         (301)
  Year Ended July 31, 2001..................       (2,555)
Government Income Fund
  Period Ended January 31, 2002.............       (1,322)
  Year Ended July 31, 2001..................       (7,159)
Limited Term U.S. Government Income Fund
  Period Ended January 31, 2002.............        1,413
  Year Ended July 31, 2001..................         (711)
Municipal Bond Fund
  Period Ended January 31, 2002.............          449
  Year Ended July 31, 2001..................       (2,136)
Florida Tax-Exempt Fund
  Period Ended January 31, 2002.............         (102)
  Year Ended July 31, 2001..................         (542)
Tennessee Tax-Exempt Fund
  Period Ended January 31, 2002.............         (477)
  Year Ended July 31, 2001                           (968)
Limited Term Tennessee Tax-Exempt Fund
  Period Ended January 31, 2002.............         (109)
  Year Ended July 31, 2001..................         (292)
Prime Money Market Fund #
  Period Ended January 31, 2002.............       41,478
  Year Ended July 31, 2001..................      (65,214)
U.S. Treasury Money Market Fund #
  Period Ended January 31, 2002.............       (4,938)
  Year Ended July 31, 2001..................        1,853
Treasury Reserve Money Market Fund #
  Period Ended January 31, 2002.............      (24,302)
  Year Ended July 31, 2001..................      (57,934)
Tax-Exempt Money Market Fund #
  Period Ended January 31, 2002.............        3,944
  Year Ended July 31, 2001..................         (599)
Institutional Prime Obligations Money Market
 Fund)#
  Period Ended January 31, 2002.............      (28,915)
  Year Ended July 31, 2001..................      319,128

--------
* Represents Class II Shares for Institutional Prime Obligations Money Market Fund.
** Represents Class III Shares for Institutional Prime Obligations Money Market Fund.
*** Represents Class I Shares for Institutional Prime Obligations Money Market
    Fund.
#   Capital Transactions are done at par value of $1.00 per share.

                                   Continued

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


EQUITY FUNDS
A SHARES
Selected data for a share outstanding throughout the period indicated.

                                                         Investment Activities                 Less Dividends from
                                                 -------------------------------------  --------------------------------
                                       Net Asset    Net       Net Realized                         Net Realized
                                        Value,   Investment  and Unrealized  Total from    Net      Gains from
                                       Beginning   Income    Gains (Losses)  Investment Investment  Investment    Total
                                       of Period   (Loss)   from Investments Activities   Income   Transactions Dividends
                                       --------- ---------- ---------------- ---------- ---------- ------------ ---------
VALUE FUND
  Six Months Ended January 31, 2002 #.  $20.38      0.05         (1.23)        (1.18)     (0.05)      (1.61)      (1.66)
  Year Ended July 31, 2001 +..........  $19.54      0.11          3.64          3.75      (0.14)      (2.77)      (2.91)
  Year Ended July 31, 2000............  $25.25      0.23         (2.21)        (1.98)     (0.23)      (3.50)      (3.73)
  Year Ended July 31, 1999............  $24.60      0.20          3.11          3.31      (0.19)      (2.47)      (2.66)
  Year Ended July 31, 1998 (a)........  $23.35      0.21          2.54          2.75      (0.25)      (1.25)      (1.50)
  Year Ended July 31, 1997............  $17.62      0.30          6.77          7.07      (0.30)      (1.04)      (1.34)
GROWTH FUND
  Six Months Ended January 31, 2002 #.  $ 7.86     (0.03)        (0.67)        (0.70)        --          --          --
  Year Ended July 31, 2001 +..........  $14.93     (0.10)        (4.16)        (4.26)        --       (2.81)      (2.81)
  Year Ended July 31, 2000............  $14.04     (0.09)         1.53          1.44         --       (0.55)      (0.55)
  Year Ended July 31, 1999............  $11.62     (0.06)         2.57          2.51         --       (0.09)      (0.09)
  Period Ended July 31, 1998 (a)(b)...  $10.00     (0.03)         1.65          1.62         --          --          --
CAPITAL GROWTH FUND
  Six Months Ended January 31, 2002 #.  $10.86     (0.03)        (0.53)        (0.56)        --          --          --
  Year Ended July 31, 2001 +..........  $14.97     (0.09)        (2.86)        (2.95)        --       (1.16)      (1.16)
  Period Ended July 31, 2000 (c)......  $14.37     (0.04)         0.64          0.60         --          --          --
  Year Ended December 31, 1999 +......  $14.20     (0.04)         2.97          2.93         --       (2.76)      (2.76)
  Year Ended December 31, 1998........  $12.80     (0.01)         3.89          3.88         --       (2.48)      (2.48)
  Year Ended December 31, 1997........  $11.32      0.06          3.40          3.46      (0.06)      (1.92)      (1.98)
LARGE CAP FUND
  Six Months Ended January 31, 2002 #.  $21.22     (0.01)        (0.43)        (0.44)        --       (1.19)      (1.19)
  Year Ended July 31, 2001 +..........  $28.14     (0.04)        (2.82)        (2.86)        --       (4.06)      (4.06)
  Period Ended July 31, 2000 (c)......  $28.02     (0.01)         0.14          0.13      (0.01)         --       (0.01)
  Year Ended December 31, 1999 +......  $27.55      0.03          5.07          5.10      (0.03)      (4.60)      (4.63)
  Period Ended December 31, 1998 (d)..  $23.01      0.05          5.79          5.84      (0.05)      (1.25)      (1.30)
  Year Ended February 28, 1998........  $16.68      0.11          6.48          6.59      (0.11)      (0.15)      (0.26)
  Year Ended February 28, 1997........  $14.49      0.14          2.54          2.68      (0.14)      (0.35)      (0.49)

                                                                  Ratios (to average net assets)/Supplemental Data
                                                            --------------------------------------------------------------

                                       Net Asset               Net                Expenses (before Portfolio  Net Assets,
                                       Value, End Total     Investment    Net       Reductions/    Turnover  End of Period
                                       of Period  Return      Income    Expenses  Reimbursements)    Rate*      (000's)
                                       ---------- ------    ----------  --------  ---------------- --------- -------------
VALUE FUND
  Six Months Ended January 31, 2002 #.   $17.54    (5.68)%/\   0.46%/\/\  1.36%/\/\     1.36%/\/\      26%     $128,135
  Year Ended July 31, 2001 +..........   $20.38    21.10%      0.53%      1.34%         1.35%          43%     $113,164
  Year Ended July 31, 2000............   $19.54    (8.19)%     1.07%      1.35%         1.35%          17%     $ 45,255
  Year Ended July 31, 1999............   $25.25    14.92%      0.82%      1.33%         1.34%          18%     $ 70,740
  Year Ended July 31, 1998 (a)........   $24.60    12.34%      0.89%      1.19%         1.19%          17%     $ 73,165
  Year Ended July 31, 1997............   $23.35    42.35%      1.52%      1.06%         1.10%          24%     $974,985
GROWTH FUND
  Six Months Ended January 31, 2002 #.   $ 7.16    (8.91)%/\  (0.67)%/\/\ 1.59%/\/\     1.64%/\/\      34%     $  4,445
  Year Ended July 31, 2001 +..........   $ 7.86   (32.44)%    (0.94)%     1.42%         1.55%         161%     $  6,312
  Year Ended July 31, 2000............   $14.93    10.27%     (0.59)%     1.35%         1.55%         111%     $ 13,665
  Year Ended July 31, 1999............   $14.04    21.76%     (0.50)%     1.23%         1.74%          79%     $ 14,040
  Period Ended July 31, 1998 (a)(b)...   $11.62    16.20%/\   (0.42)%/\/\ 1.40%/\/\     2.37%/\/\      77%     $  9,720
CAPITAL GROWTH FUND
  Six Months Ended January 31, 2002 #.   $10.30    (5.16)%/\  (0.68)%/\/\ 1.32%/\/\     1.37%/\/\      63%     $ 18,383
  Year Ended July 31, 2001 +..........   $10.86   (21.27)%    (0.67)%     1.30%         1.36%         100%     $ 19,574
  Period Ended July 31, 2000 (c)......   $14.97     4.18%/\   (0.49)%/\/\ 1.32%/\/\     1.37%/\/\      91%     $ 14,137
  Year Ended December 31, 1999 +......   $14.37    21.85%     (0.33)%     1.32%         1.33%         178%     $ 10,310
  Year Ended December 31, 1998........   $14.20    32.05%     (0.19)%     1.28%         1.29%         152%     $  4,631
  Year Ended December 31, 1997........   $12.80    30.79%      0.42%      0.93%         1.18%         116%     $    858
LARGE CAP FUND
  Six Months Ended January 31, 2002 #.   $19.59    (2.06)%/\  (0.03)%/\/\ 1.27%/\/\     1.37%/\/\       4%     $ 72,204
  Year Ended July 31, 2001 +..........   $21.22   (11.72)%    (0.16)%     1.25%         1.36%          10%     $ 66,813
  Period Ended July 31, 2000 (c)......   $28.14     0.45%/\   (0.07)%/\/\ 1.14%/\/\     1.37%/\/\      10%     $ 81,099
  Year Ended December 31, 1999 +......   $28.02    18.85%      0.12%      1.04%         1.39%          15%     $ 79,211
  Period Ended December 31, 1998 (d)..   $27.55    25.83%/\    0.21%/\/\  1.03%/\/\     1.03%/\/\       3%     $ 57,772
  Year Ended February 28, 1998........   $23.01    39.74%      0.54%      0.99%           (e)           6%     $715,631
  Year Ended February 28, 1997........   $16.68    18.79%      0.95%      0.92%           (e)           7%     $490,392

#     Unaudited
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\    Not annualized.
/\/\  Annualized.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A Shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(b) For the period from August 3, 1997 (commencement of operations) through July 31, 1998.
(c) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(d) For the period from March 1, 1998 through December 31, 1998. In conjunction with the reorganization of the ISG Funds, the Fund changed its fiscal year end to December 31.
(e)   There were no fee reductions in this period.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


EQUITY FUNDS
A SHARES
Selected data for a share outstanding throughout the period indicated.

                                                          Investment Activities                 Less Dividends from
                                                  -------------------------------------  ---------------------------------
                                                               Net Realized
                                        Net Asset    Net      and Unrealized                        Net Realized
                                         Value,   Investment  Gains (Losses)  Total from    Net      Gains from
                                        Beginning   Income   from Investments Investment Investment  Investment    Total
                                        of Period   (Loss)     and Options    Activities   Income   Transactions Dividends
                                        --------- ---------- ---------------- ---------- ---------- ------------ ---------
MID CAP FUND
  Six Months Ended January 31, 2002 #..  $12.06     (0.08)        (0.90)        (0.98)        --          --          --
  Year Ended July 31, 2001 +...........  $16.67     (0.17)        (4.44)        (4.61)        --          --          --
  Period Ended July 31, 2000 (a) +.....  $17.33     (0.13)        (0.53)        (0.66)        --          --          --
  Period Ended December 31, 1999 (b) +.  $10.00     (0.14)         7.47          7.33         --          --          --
SMALL CAP FUND
  Six Months Ended January 31, 2002 #..  $10.12     (0.05)        (1.49)        (1.54)        --          --          --
  Year Ended July 31, 2001 +...........  $12.52     (0.14)        (1.05)        (1.19)        --       (1.21)      (1.21)
  Year Ended July 31, 2000.............  $ 8.40     (0.08)         4.20          4.12         --          --          --
  Year Ended July 31, 1999.............  $ 9.14     (0.10)        (0.64)        (0.74)        --          --          --
  Period Ended July 31, 1998 (c).......  $ 9.97     (0.03)        (0.80)        (0.83)        --          --          --
EQUITY INCOME FUND
  Six Months Ended January 31, 2002 #..  $12.50      0.07         (0.27)        (0.20)     (0.09)         --       (0.09)
  Year Ended July 31, 2001 +...........  $14.56      0.17         (2.05)        (1.88)     (0.18)         --       (0.18)
  Year Ended July 31, 2000.............  $13.10      0.17          2.26          2.43      (0.16)      (0.81)      (0.97)
  Year Ended July 31, 1999.............  $11.89      0.17          1.46          1.63      (0.16)      (0.26)      (0.42)
  Year Ended July 31, 1998 (d).........  $11.72      0.24          0.59          0.83      (0.25)      (0.41)      (0.66)
  Period Ended July 31, 1997 (e).......  $10.00      0.07          1.71          1.78      (0.06)         --       (0.06)
BALANCED FUND
  Six Months Ended January 31, 2002 #..  $12.46      0.16         (0.14)         0.02      (0.16)      (0.36)      (0.52)
  Year Ended July 31, 2001 +...........  $12.48      0.36          1.28          1.64      (0.39)      (1.27)      (1.66)
  Year Ended July 31, 2000.............  $14.93      0.44         (0.64)        (0.20)     (0.47)      (1.78)      (2.25)
  Year Ended July 31, 1999.............  $15.19      0.41          0.93          1.34      (0.40)      (1.20)      (1.60)
  Year Ended July 31, 1998 (d).........  $15.21      0.38          0.98          1.36      (0.41)      (0.97)      (1.38)
  Year Ended July 31, 1997.............  $13.03      0.48          2.78          3.26      (0.50)      (0.58)      (1.08)
SELECT EQUITY FUND
  Six Months Ended January 31, 2002 #..  $11.23      0.01          0.56          0.57      (0.01)         --       (0.01)
  Year Ended July 31, 2001 +...........  $ 8.72      0.01          2.51          2.52      (0.01)         --       (0.01)
  Year Ended July 31, 2000 +...........  $11.88      0.07         (2.35)        (2.28)     (0.07)      (0.81)      (0.88)
  Period Ended July 31, 1999 (f).......  $10.00      0.04          1.91          1.95      (0.06)      (0.01)      (0.07)

                                                                 Ratios (to average net assets)/Supplemental Data
                                                            ------------------------------------------------------------

                                        Net Asset                                                            Net Assets,
                                         Value,                Net                Expenses (before Portfolio   End of
                                         End of   Total     Investment    Net       Reductions/    Turnover    Period
                                         Period   Return      Income    Expenses  Reimbursements)    Rate*     (000's)
                                        --------- ------    ----------  --------  ---------------- --------- -----------
MID CAP FUND
  Six Months Ended January 31, 2002 #..   11.08    (8.13)%/\  (1.30)%/\/\ 1.72%/\/\     1.82%/\/\      76%    $ 10,375
  Year Ended July 31, 2001 +...........   12.06   (27.65)%    (1.17)%     1.57%         1.65%         120%    $ 12,546
  Period Ended July 31, 2000 (a) +.....   16.67    (3.81)%/\  (1.27)%/\/\ 1.62%/\/\     1.65%/\/\      39%    $ 11,536
  Period Ended December 31, 1999 (b) +.   17.33    73.30%/\   (1.62)%/\/\ 2.28%/\/\     2.29%/\/\      20%    $  2,357
SMALL CAP FUND
  Six Months Ended January 31, 2002 #..    8.58   (15.22)%/\  (1.21)%/\/\ 1.63%/\/\     1.67%/\/\     123%    $  6,705
  Year Ended July 31, 2001 +...........   10.12   (10.33)%    (1.22)%     1.61%         1.77%         220%    $  8,346
  Year Ended July 31, 2000.............   12.52    49.05%     (1.11)%     1.53%         1.85%         318%    $  8,408
  Year Ended July 31, 1999.............    8.40    (8.10)%    (1.07)%     1.66%         2.68%         208%    $  1,073
  Period Ended July 31, 1998 (c).......    9.14    (8.31)%/\  (0.92)%/\/\ 1.78%/\/\     4.23%/\/\      71%    $  1,372
EQUITY INCOME FUND
  Six Months Ended January 31, 2002 #..   12.21    (1.60)%/\   1.17%/\/\  1.36%/\/\     1.43%/\/\      84%    $ 36,884
  Year Ended July 31, 2001 +...........   12.50   (12.96)%     1.22%      1.31%         1.38%         209%    $ 42,699
  Year Ended July 31, 2000.............   14.56    19.12%      1.22%      1.38%         1.45%         168%    $ 39,201
  Year Ended July 31, 1999.............   13.10    14.17%      1.37%      1.41%         1.58%         134%    $ 21,526
  Year Ended July 31, 1998 (d).........   11.89     7.29%      2.03%      1.42%         1.57%          83%    $ 26,686
  Period Ended July 31, 1997 (e).......   11.72    17.81%/\    2.13%/\/\  1.30%/\/\     1.51%/\/\      27%    $ 22,273
BALANCED FUND
  Six Months Ended January 31, 2002 #..   11.96     0.18%/\    2.56%/\/\  1.34%/\/\     1.40%/\/\       8%    $ 67,658
  Year Ended July 31, 2001 +...........   12.46    13.93%      2.90%      1.31%         1.38%          14%    $ 54,978
  Year Ended July 31, 2000.............   12.48    (1.05)%     3.28%      1.35%         1.37%          16%    $ 21,951
  Year Ended July 31, 1999.............   14.93     9.40%      2.67%      1.34%         1.35%          23%    $ 43,223
  Year Ended July 31, 1998 (d).........   15.19     9.54%      2.77%      1.24%         1.24%          25%    $ 46,814
  Year Ended July 31, 1997.............   15.21    26.42%      3.49%      1.05%         1.10%          25%    $372,769
SELECT EQUITY FUND
  Six Months Ended January 31, 2002 #..   11.79     5.08%/\    0.18%/\/\  1.58%/\/\     1.86%/\/\      25%    $  3,556
  Year Ended July 31, 2001 +...........   11.23    28.96%      0.05%      1.71%         2.07%          19%    $  2,665
  Year Ended July 31, 2000 +...........    8.72   (19.86)%     0.67%      1.44%         1.96%          25%    $  2,512
  Period Ended July 31, 1999 (f).......   11.88    19.44%/\    0.43%/\/\  1.13%/\/\     1.81%/\/\      10%    $ 10,258

#     Unaudited
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\    Not annualized.
/\/\  Annualized.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.
(c) For the period from March 2, 1998 (commencement of operations) through July 31, 1998.
(d) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A Shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(e) For the period from March 20, 1997 (commencement of operations) through July 31, 1997.
(f) For the period from September 1, 1998 (commencement of operations) through July 31, 1999.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


EQUITY FUNDS
A SHARES
Selected data for a share outstanding throughout the period indicated.

                                              Investment Activities                   Less Dividends from
                                    -----------------------------------------  --------------------------------
                                                    Net Realized
                                                   and Unrealized                             Net
                                                   Gains (Losses)                           Realized
                          Net Asset               from Investments,                          Gains               Net Asset
                           Value,        Net        Futures, and    Total from    Net         from                Value,
                          Beginning  Investment        Foreign      Investment Investment  Investment    Total    End of
                          of Period Income (Loss)    Currencies*    Activities   Income   Transactions Dividends  Period
                          --------- ------------- ----------------- ---------- ---------- ------------ --------- ---------
ENHANCED MARKET FUND
 Six Months Ended
  January 31, 2002 #.....  $12.27        0.03           (0.70)        (0.67)     (0.02)      (0.16)      (0.18)   $11.42
 Year Ended July 31,
  2001 +.................  $14.64        0.03           (2.15)        (2.12)     (0.03)      (0.22)      (0.25)   $12.27
 Year Ended July 31, 2000  $13.86        0.07            1.23          1.30      (0.07)      (0.45)      (0.52)   $14.64
 Period Ended July 31,
  1999 (a)...............  $10.00        0.09            3.89          3.98      (0.09)      (0.03)      (0.12)   $13.86
INTERNATIONAL EQUITY FUND
 Six Months Ended
  January 31, 2002 #.....  $ 9.49       (0.02)          (1.29)        (1.31)        --          --          --    $ 8.18
 Year Ended July 31,
  2001 +.................  $12.36        0.06           (2.54)        (2.48)     (0.03)      (0.36)      (0.39)   $ 9.49
 Period Ended July 31,
  2000 (b) +.............  $13.27        0.05           (0.96)        (0.91)        --          --          --    $12.36
 Year Ended December 31,
  1999...................  $10.58        0.02            2.81          2.83      (0.14)         --       (0.14)   $13.27
 Period Ended
  December 31, 1998 (c)..  $10.46        0.03            0.12          0.15      (0.03)         --       (0.03)   $10.58
 Period Ended
  February 28, 1998 (d)..  $10.00       (0.02)           0.49          0.47      (0.01)         --       (0.01)   $10.46
AGGRESSIVE GROWTH PORTFOLIO
 Six Months Ended
  January 31, 2002 #.....  $ 9.91       (0.01)          (0.54)        (0.55)        --       (0.64)      (0.64)   $ 8.72
 Year Ended July 31,
  2001 +.................  $11.53        0.08           (0.39)        (0.31)     (0.15)      (1.16)      (1.31)   $ 9.91
 Period Ended July 31,
  2000 (b)...............  $11.54        0.02           (0.01)         0.01      (0.02)         --       (0.02)   $11.53
 Period Ended
  December 31, 1999 (e)..  $10.00        0.09            1.60          1.69      (0.11)      (0.04)      (0.15)   $11.54
GROWTH PORTFOLIO
 Six Months Ended
  January 31, 2002 #.....  $ 9.38        0.04           (0.33)        (0.29)     (0.05)      (0.30)      (0.35)   $ 8.74
 Year Ended July 31,
  2001 +.................  $10.47        0.23           (0.42)        (0.19)     (0.23)      (0.67)      (0.90)   $ 9.38
 Period Ended July 31,
  2000 (b)...............  $10.58        0.07           (0.11)        (0.04)     (0.07)         --       (0.07)   $10.47
 Period Ended
  December 31, 1999 (f)..  $ 9.93        0.14            0.73          0.87      (0.14)      (0.08)      (0.22)   $10.58
GROWTH AND INCOME PORTFOLIO
 Six Months Ended
  January 31, 2002 #.....  $ 9.76        0.08           (0.24)        (0.16)     (0.10)      (0.28)      (0.38)   $ 9.22
 Year Ended July 31,
  2001 +.................  $10.54        0.24           (0.07)         0.17      (0.32)      (0.63)      (0.95)   $ 9.76
 Period Ended July 31,
  2000 (b)...............  $10.48        0.14            0.04          0.18      (0.12)         --       (0.12)   $10.54
 Period Ended
  December 31, 1999 (g)..  $10.10        0.11            0.41          0.52      (0.11)      (0.03)      (0.14)   $10.48
MODERATE GROWTH AND INCOME PORTFOLIO
 Six Months Ended
  January 31, 2002 #.....  $ 9.74        0.10           (0.12)        (0.02)     (0.12)      (0.20)      (0.32)   $ 9.40
 Year Ended July 31,
  2001 +.................  $10.06        0.32            0.15          0.47      (0.34)      (0.45)      (0.79)   $ 9.74
 Period Ended July 31,
  2000 (b)...............  $ 9.96        0.14            0.10          0.24      (0.14)         --       (0.14)   $10.06
 Period Ended December
  31, 1999 (h)...........  $ 9.86        0.17            0.16          0.33      (0.17)      (0.06)      (0.23)   $ 9.96

                                          Ratios (to average net assets)/Supplemental Data
                                    ------------------------------------------------------------



                                                                                     Net Assets,
                                       Net                Expenses (before Portfolio   End of
                          Total     Investment    Net       Reductions/    Turnover    Period
                          Return      Income    Expenses  Reimbursements)   Rate**     (000's)
                          ------    ----------  --------  ---------------- --------- -----------
ENHANCED MARKET FUND
 Six Months Ended
  January 31, 2002 #.....  (5.55)%/\   0.36%/\/\  1.11%/\/\     1.20%/\/\      13%     $23,407
 Year Ended July 31,
  2001 +................. (14.60)%     0.26%      1.04%         1.14%          42%     $24,666
 Year Ended July 31, 2000   9.46%      0.48%      1.01%         1.22%          30%     $20,555
 Period Ended July 31,
  1999 (a)...............  39.93%/\    0.79%/\/\  0.88%/\/\     1.52%/\/\      36%     $14,365
INTERNATIONAL EQUITY FUND
 Six Months Ended
  January 31, 2002 #..... (13.80)%/\  (0.69)%/\/\ 1.62%/\/\     1.89%/\/\      52%     $ 5,094
 Year Ended July 31,
  2001 +................. (20.62)%     0.52%      1.62%         1.89%          45%     $ 2,685
 Period Ended July 31,
  2000 (b) +.............  (6.78)%/\   0.69%/\/\  1.69%/\/\     2.01%/\/\      32%     $ 1,799
 Year Ended December 31,
  1999...................  26.77%      0.26%      1.59%         2.12%          40%     $ 1,033
 Period Ended
  December 31, 1998 (c)..   1.42%/\    0.71%/\/\  1.81%/\/\     2.16%/\/\      62%     $   149
 Period Ended
  February 28, 1998 (d)..   4.71%/\   (0.48)%/\/\ 1.77%/\/\     2.27%/\/\      21%     $26,533
AGGRESSIVE GROWTH PORTFOLIO
 Six Months Ended
  January 31, 2002 #.....  (5.56)%/\  (0.37)%/\/\ 0.78%/\/\     1.19%/\/\      23%     $ 7,312
 Year Ended July 31,
  2001 +.................  (3.42)%     0.78%      0.79%         1.20%          36%     $ 1,393
 Period Ended July 31,
  2000 (b)...............   0.06%/\    0.26%/\/\  0.86%/\/\     1.24%/\/\      22%     $   476
 Period Ended
  December 31, 1999 (e)..  16.92%/\    1.65%/\/\  0.96%/\/\     6.10%/\/\      95%     $   450
GROWTH PORTFOLIO
 Six Months Ended
  January 31, 2002 #.....  (3.15)%/\   0.90%/\/\  0.78%/\/\     1.22%/\/\      30%     $ 4,711
 Year Ended July 31,
  2001 +.................  (2.04)%     2.31%      0.78%         1.22%          38%     $   981
 Period Ended July 31,
  2000 (b)...............  (0.43)%/\   1.27%/\/\  0.86%/\/\     1.25%/\/\      97%     $   763
 Period Ended
  December 31, 1999 (f)..   8.85%/\    2.44%/\/\  0.94%/\/\     9.41%/\/\      76%     $   164
GROWTH AND INCOME PORTFOLIO
 Six Months Ended
  January 31, 2002 #.....  (1.56)%/\   1.98%/\/\  0.62%/\/\     0.85%/\/\      25%     $13,673
 Year Ended July 31,
  2001 +.................   1.61%      2.44%      0.63%         0.87%          51%     $ 6,535
 Period Ended July 31,
  2000 (b)...............   1.69%/\    2.15%/\/\  0.72%/\/\     0.88%/\/\      21%     $   271
 Period Ended
  December 31, 1999 (g)..   5.21%/\    2.44%/\/\  0.95%/\/\     2.27%/\/\      57%     $   535
MODERATE GROWTH AND INCOME PORTFOLIO
 Six Months Ended
  January 31, 2002 #.....  (0.18)%/\    2.47%/\/\ 0.66%/\/\     1.08%/\/\      23%     $ 2,973
 Year Ended July 31,
  2001 +.................   4.91%      3.26%      0.77%         1.20%          62%     $   231
 Period Ended July 31,
  2000 (b)...............   2.43%/\    2.85%/\/\  0.91%/\/\     1.26%/\/\      21%     $    48
 Period Ended December
  31, 1999 (h)...........   3.37%/\    3.32%/\/\    0.93%/\/\   9.78%/\/\     124%     $   172

#    Unaudited
+    Net investment income is based on average shares outstanding during the period.
* Represents investments in affiliates for Aggressive Growth Portfolio, Growth Portfolio, Growth and Income Portfolio, and Moderate Growth and Income Portfolio.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\   Not annualized.
/\/\ Annualized.
(a) For the period from September 1, 1998 (commencement of operations) through July 31, 1999.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from March 1, 1998 through December 31, 1998. In conjunction with the reorganization of the ISG Funds, the Fund changed its fiscal year end to December 31.
(d) For the period from August 15, 1997 (commencement of operations) through February 28, 1998.
(e) For the period from January 13, 1999 (commencement of operations) through December 31, 1999.
(f) For the period from February 11, 1999 (commencement of operations) through December 31, 1999.
(g) For the period from March 8, 1999 (commencement of operations) through December 31, 1999.
(h) For the period from February 9, 1999 (commencement of operations) through December 31, 1999.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


BOND FUNDS
A SHARES
Selected data for a share outstanding throughout the period indicated.

                                                        Investment Activities                 Less Dividends from
                                                -------------------------------------- ---------------------------------
                                      Net Asset              Net Realized                         Net Realized
                                       Value,      Net      and Unrealized  Total from    Net      Gains from
                                      Beginning Investment  Gains (Losses)  Investment Investment  Investment    Total
                                      of Period   Income   from Investments Activities   Income   Transactions Dividends
                                      --------- ---------- ---------------- ---------- ---------- ------------ ---------
BOND FUND
  Six Months Ended January 31, 2002#.  $11.13      0.26          0.07          0.33      (0.28)      (0.03)      (0.31)
  Year Ended July 31, 2001 +.........  $10.52      0.58          0.62          1.20      (0.59)         --       (0.59)
  Year Ended July 31, 2000...........  $10.63      0.58         (0.06)         0.52      (0.61)      (0.02)      (0.63)
  Year Ended July 31, 1999...........  $11.05      0.61         (0.32)         0.29      (0.58)      (0.13)      (0.71)
  Year Ended July 31, 1998 (a).......  $10.92      1.41         (0.62)         0.79      (0.63)      (0.03)      (0.66)
  Year Ended July 31, 1997...........  $10.54      0.65          0.42          1.07      (0.69)         --       (0.69)
LIMITED TERM BOND FUND
  Six Months Ended January 31, 2002#.  $10.55      0.25          0.03          0.28      (0.26)         --       (0.26)
  Year Ended July 31, 2001 +.........  $10.13      0.57          0.43          1.00      (0.58)         --       (0.58)
  Year Ended July 31, 2000...........  $10.29      0.59         (0.13)         0.46      (0.62)         --       (0.62)
  Year Ended July 31, 1999...........  $10.43      0.57         (0.15)         0.42      (0.56)         --       (0.56)
  Year Ended July 31, 1998 (a).......  $10.42      0.85         (0.25)         0.60      (0.59)         --       (0.59)
  Year Ended July 31, 1997...........  $10.31      0.58          0.14          0.72      (0.61)         --       (0.61)
GOVERNMENT INCOME FUND
  Six Months Ended January 31, 2002#.  $10.10      0.24          0.03          0.27      (0.26)         --       (0.26)
  Year Ended July 31, 2001 +.........  $ 9.60      0.55          0.50          1.05      (0.55)         --       (0.55)
  Year Ended July 31, 2000...........  $ 9.62      0.56         (0.04)         0.52      (0.54)         --       (0.54)
  Year Ended July 31, 1999...........  $ 9.88      0.54         (0.28)         0.26      (0.52)         --       (0.52)
  Year Ended July 31, 1998 (a).......  $ 9.75      0.63          0.09          0.72      (0.59)         --       (0.59)
  Year Ended July 31, 1997...........  $ 9.40      0.58          0.35          0.93      (0.58)         --       (0.58)
LIMITED TERM U.S. GOVERNMENT FUND
  Six Months Ended January 31, 2002#.  $10.26      0.17          0.03          0.20      (0.17)         --       (0.17)
  Year Ended July 31, 2001 +.........  $ 9.89      0.47          0.37          0.84      (0.47)         --       (0.47)
  Period Ended July 31, 2000 (b).....  $ 9.85      0.28          0.02          0.30      (0.26)         --       (0.26)
  Year Ended December 31, 1999.......  $10.25      0.50         (0.39)         0.11      (0.50)      (0.01)      (0.51)
  Year Ended December 31, 1998.......  $10.12      0.53          0.14          0.67      (0.53)      (0.01)      (0.54)
  Period Ended December 31, 1997 (c).  $10.00      0.42          0.12          0.54      (0.42)         --       (0.42)

                                                             Ratios (to average net assets)/Supplemental Data
                                                        -----------------------------------------------------------
                                      Net Asset                                                         Net Assets,
                                       Value,              Net               Expenses (before Portfolio   End of
                                       End of   Total   Investment   Net       Reductions/    Turnover    Period
                                       Period   Return    Income   Expenses  Reimbursements)    Rate*     (000's)
                                      --------- ------  ---------- --------  ---------------- --------- -----------
BOND FUND
  Six Months Ended January 31, 2002#.  $11.15    2.93%/\   4.48%/\/\ 1.00%/\/\     1.21%/\/\     12%     $ 24,729
  Year Ended July 31, 2001 +.........  $11.13   11.63%     5.30%     0.99%         1.20%         24%     $ 16,877
  Year Ended July 31, 2000...........  $10.52    5.10%     5.54%     0.91%         1.21%         27%     $  9,500
  Year Ended July 31, 1999...........  $10.63    2.58%     5.46%     0.81%         1.20%         18%     $  7,070
  Year Ended July 31, 1998 (a).......  $11.05    7.45%     5.78%     0.73%         0.95%         40%     $  7,032
  Year Ended July 31, 1997...........  $10.92   10.48%     6.10%     0.75%         0.98%         35%     $311,881
LIMITED TERM BOND FUND
  Six Months Ended January 31, 2002#.  $10.57    2.66%/\   4.58%/\/\ 1.02%/\/\     1.25%/\/\     12%     $ 12,438
  Year Ended July 31, 2001 +.........  $10.55   10.12%     5.43%     1.00%         1.22%         44%     $  9,918
  Year Ended July 31, 2000...........  $10.13    4.59%     5.60%     0.96%         1.24%         34%     $  7,913
  Year Ended July 31, 1999...........  $10.29    4.01%     5.49%     0.81%         1.23%         39%     $  2,716
  Year Ended July 31, 1998 (a).......  $10.43    5.94%     5.65%     0.74%         0.96%         39%     $  3,531
  Year Ended July 31, 1997...........  $10.42    7.25%     5.65%     0.77%         1.02%         65%     $138,675
GOVERNMENT INCOME FUND
  Six Months Ended January 31, 2002#.  $10.11    2.70%/\   4.73%/\/\ 1.01%/\/\     1.22%/\/\      5%     $  6,951
  Year Ended July 31, 2001 +.........  $10.10   11.25%     5.47%     0.99%         1.20%         25%     $  5,672
  Year Ended July 31, 2000...........  $ 9.60    5.55%     5.77%     0.85%         1.30%         42%     $  5,879
  Year Ended July 31, 1999...........  $ 9.62    2.62%     5.35%     0.70%         1.90%         27%     $  5,436
  Year Ended July 31, 1998 (a).......  $ 9.88    7.58%     5.95%     0.71%         1.77%         35%     $  8,176
  Year Ended July 31, 1997...........  $ 9.75   10.21%     5.98%     0.69%         1.29%          3%     $ 11,622
LIMITED TERM U.S. GOVERNMENT FUND
  Six Months Ended January 31, 2002#.  $10.29    1.99%/\   3.48%/\/\ 1.12%/\/\     1.37%/\/\     19%     $  3,561
  Year Ended July 31, 2001 +.........  $10.26    8.71%     4.63%     1.15%         1.42%         31%     $  3,003
  Period Ended July 31, 2000 (b).....  $ 9.89    3.11%/\   4.89%/\/\ 1.09%/\/\     1.36%/\/\      4%     $  3,791
  Year Ended December 31, 1999.......  $ 9.85    1.08%     4.93%     0.98%         1.40%         17%     $  3,571
  Year Ended December 31, 1998.......  $10.25    6.69%     5.16%     1.02%         1.54%         86%     $  2,437
  Period Ended December 31, 1997 (c).  $10.12    5.54%/\   5.34%/\/\ 1.00%/\/\     1.62%/\/\     52%     $ 20,103

#     Unaudited
+     Net investment income is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\    Not annualized.
/\/\  Annualized.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A Shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


BOND FUNDS
A SHARES
Selected data for a share outstanding throughout the period indicated.

                                            Investment Activities                 Less Dividends from
                                    -------------------------------------  ---------------------------------
                          Net Asset              Net Realized                         Net Realized
                           Value,      Net      and Unrealized  Total from    Net      Gains from              Net Asset
                          Beginning Investment  Gains (Losses)  Investment Investment  Investment    Total   Value, End of
                          of Period   Income   from Investments Activities   Income   Transactions Dividends    Period
                          --------- ---------- ---------------- ---------- ---------- ------------ --------- -------------
MUNICIPAL BOND FUND
 Six Months Ended
   January 31, 2002 #....  $10.18      0.20          0.01          0.21      (0.20)      (0.01)      (0.21)     $10.18
 Year Ended July 31,
   2001 +................  $ 9.76      0.39          0.41          0.80      (0.38)         --       (0.38)     $10.18
 Year Ended July 31, 2000  $ 9.87      0.40         (0.06)         0.34      (0.40)      (0.05)      (0.45)     $ 9.76
 Year Ended July 31, 1999  $10.13      0.41         (0.17)         0.24      (0.39)      (0.11)      (0.50)     $ 9.87
 Year Ended July 31,
   1998 (a)..............  $10.15      0.86         (0.43)         0.43      (0.42)      (0.03)      (0.45)     $10.13
 Period Ended July 31,
   1997 (b)..............  $10.00      0.04          0.15          0.19      (0.04)         --       (0.04)     $10.15
FLORIDA TAX-EXEMPT FUND
 Six Months Ended
   January 31, 2002 #....  $10.51      0.20          0.05          0.25      (0.19)         --       (0.19)     $10.57
 Year Ended July 31,
   2001 +................  $10.16      0.40          0.35          0.75      (0.40)         --       (0.40)     $10.51
 Year Ended July 31, 2000  $10.22      0.44         (0.06)         0.38      (0.41)      (0.03)      (0.44)     $10.16
 Year Ended July 31, 1999  $10.45      0.41         (0.18)         0.23      (0.40)      (0.06)      (0.46)     $10.22
 Year Ended July 31,
   1998 (a)..............  $10.50      0.45          0.01          0.46      (0.44)      (0.07)      (0.51)     $10.45
 Year Ended July 31, 1997  $10.30      0.45          0.24          0.69      (0.48)      (0.01)      (0.49)     $10.50
TENNESSEE TAX-EXEMPT FUND
 Six Months Ended
   January 31, 2002 #....  $10.10      0.15          0.02          0.17      (0.15)         --       (0.15)     $10.12
 Year Ended July 31,
   2001 +................  $ 9.74      0.36          0.36          0.72      (0.36)         --       (0.36)     $10.10
 Period Ended July 31,
   2000 (c)..............  $ 9.55      0.21          0.18          0.39      (0.20)         --       (0.20)     $ 9.74
 Year Ended December 31,
   1999..................  $10.19      0.33         (0.64)        (0.31)     (0.33)         --       (0.33)     $ 9.55
 Year Ended December 31,
   1998..................  $10.18      0.35          0.08          0.43      (0.35)      (0.07)      (0.42)     $10.19
 Year Ended December 31,
   1997..................  $ 9.90      0.44          0.25          0.69      (0.41)         --       (0.41)     $10.18
LIMITED TERM TENNESSEE
 TAX-EXEMPT FUND
 Six Months Ended
   January 31, 2002 #....  $10.12      0.13          0.03          0.16      (0.13)         --       (0.13)     $10.15
 Year Ended July 31,
   2000 +................  $ 9.81      0.30          0.31          0.61      (0.30)         --       (0.30)     $10.12
 Period Ended July 31,
   2000 (c)..............  $ 9.69      0.19          0.11          0.30      (0.18)         --       (0.18)     $ 9.81
 Year Ended December 31,
   1999..................  $10.11      0.30         (0.40)        (0.10)     (0.30)      (0.02)      (0.32)     $ 9.69
 Year Ended December 31,
   1998..................  $10.13      0.32          0.06          0.38      (0.32)      (0.08)      (0.40)     $10.11
 Period Ended December
   31, 1997 (d)..........  $10.00      0.29          0.13          0.42      (0.29)         --       (0.29)     $10.13

                                        Ratios (to average net assets)/Supplemental Data
                                  -------------------------------------------------------------

                                     Net               Expenses (before Portfolio  Net Assets,
                          Total   Investment   Net       Reductions/    Turnover  End of Period
                          Return    Income   Expenses  Reimbursements)    Rate*      (000's)
                          ------  ---------- --------  ---------------- --------- -------------
MUNICIPAL BOND FUND
 Six Months Ended
   January 31, 2002 #....  2.03%/\   3.78%/\/\ 0.90%/\/\     1.21%/\/\       6%     $ 10,904
 Year Ended July 31,
   2001 +................  8.36%     3.88%     0.89%         1.20%           5%     $  8,022
 Year Ended July 31, 2000  3.62%     4.12%     0.82%         1.20%           9%     $  6,516
 Year Ended July 31, 1999  2.31%     4.01%     0.71%         1.20%          21%     $  2,694
 Year Ended July 31,
   1998 (a)..............  4.30%     4.26%     0.62%         0.92%          29%     $  2,689
 Period Ended July 31,
   1997 (b)..............  1.86%/\   4.31%/\/\ 0.71%/\/\     1.04%/\/\       2%     $337,933
FLORIDA TAX-EXEMPT FUND
 Six Months Ended
   January 31, 2002 #....  2.35%/\   3.60%/\/\ 0.89%/\/\     1.25%/\/\       8%     $  3,548
 Year Ended July 31,
   2001 +................  7.46%     3.79%     0.90%         1.29%           7%     $  3,267
 Year Ended July 31, 2000  3.99%     4.10%     0.74%         1.30%          11%     $  2,655
 Year Ended July 31, 1999  2.06%     4.00%     0.59%         1.26%          34%     $ 12,195
 Year Ended July 31,
   1998 (a)..............  4.46%     4.24%     0.55%         1.06%          30%     $  8,663
 Year Ended July 31, 1997  6.89%     4.36%     0.57%         1.06%          24%     $ 53,688
TENNESSEE TAX-EXEMPT FUND
 Six Months Ended
   January 31, 2002 #....  1.73%/\   2.97%/\/\ 1.10%/\/\     1.34%/\/\      48%     $  2,934
 Year Ended July 31,
   2001 +................  7.55%     3.63%     1.09%         1.33%         123%     $  3,764
 Period Ended July 31,
   2000 (c)..............  4.15%/\   3.78%/\/\ 1.13%/\/\     1.27%/\/\      23%     $  2,919
 Year Ended December 31,
   1999.................. (3.07)%    3.34%     1.25%         1.26%          64%     $  3,324
 Year Ended December 31,
   1998..................  4.25%     3.37%     1.20%         1.20%         155%     $  2,919
 Year Ended December 31,
   1997..................  7.13%     4.13%     0.84%         1.09%         253%     $  1,669
LIMITED TERM TENNESSEE
 TAX-EXEMPT FUND
 Six Months Ended
   January 31, 2002 #....  1.60%/\   2.56%/\/\ 1.30%/\/\     1.69%/\/\      81%     $ 11,814
 Year Ended July 31,
   2000 +................  6.28%     2.95%     1.28%         1.66%         111%     $ 12,886
 Period Ended July 31,
   2000 (c)..............  3.12%/\   3.29%/\/\ 1.16%/\/\     1.49%/\/\      20%     $ 15,489
 Year Ended December 31,
   1999.................. (1.00)%    3.07%     1.08%         1.55%          52%     $ 19,361
 Year Ended December 31,
   1998..................  3.76%     3.11%     1.05%         1.52%         189%     $ 19,439
 Period Ended December
   31, 1997 (d)..........  4.26%/\   3.48%/\/\ 0.98%/\/\     1.52%/\/\     179%     $ 22,893

#     Unaudited
+     Net investment income is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\    Not annualized.
/\/\  Annualized.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A Shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(b) For the period from July 1, 1997 (commencement of operations) through July 31, 1997.
(c) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(d) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


MONEY MARKET FUNDS
A SHARES +
Selected data for a share outstanding throughout the period indicated.

                                                        Investment Activities
                                                 ------------------------------------
                                                             Net Realized                Less
                                       Net Asset            and Unrealized            Dividends
                                        Value,      Net     Gains (Losses) Total from  from Net    Net Asset
                                       Beginning Investment      from      Investment Investment Value, End of Total
                                       of Period   Income    Investments   Activities   Income      Period     Return
                                       --------- ---------- -------------- ---------- ---------- ------------- ------
PRIME MONEY MARKET FUND
  Six Months Ended January 31, 2002 #.  $1.000     0.010            --       0.010      (0.010)     $1.000      1.01%/\
  Year Ended July 31, 2001............  $1.000     0.049            --       0.049      (0.049)     $1.000      5.03%
  Year Ended July 31, 2000............  $1.000     0.051            --       0.051      (0.051)     $1.000      5.20%
  Year Ended July 31, 1999............  $1.000     0.044            --       0.044      (0.044)     $1.000      4.48%
  Year Ended July 31, 1998............  $1.000     0.049            --       0.049      (0.049)     $1.000      4.99%
  Year Ended July 31, 1997............  $1.000     0.048            --       0.048      (0.048)     $1.000      4.90%
U.S. TREASURY MONEY MARKET FUND
  Six Months Ended January 31, 2002 #.  $1.000     0.010                     0.010      (0.010)     $1.000      0.97%/\
  Year Ended July 31, 2001............  $1.000     0.046            --       0.046      (0.046)     $1.000      4.71%
  Year Ended July 31, 2000............  $1.000     0.046            --       0.046      (0.046)     $1.000      4.73%
  Year Ended July 31, 1999............  $1.000     0.040            --       0.040      (0.040)     $1.000      4.06%
  Year Ended July 31, 1998............  $1.000     0.046            --       0.046      (0.046)     $1.000      4.67%
  Year Ended July 31, 1997............  $1.000     0.045            --       0.045      (0.045)     $1.000      4.60%
TREASURY RESERVE MONEY MARKET FUND
  Six Months Ended January 31, 2002 #.  $1.000     0.010            --       0.010      (0.010)     $1.000      1.02%/\
  Year Ended July 31, 2001............  $1.000     0.048            --       0.048      (0.048)     $1.000      4.95%
  Period Ended July 31, 2000 (a)......  $1.000     0.030            --       0.030      (0.030)     $1.000      3.07%/\
  Year Ended December 31, 1999........  $1.000     0.043            --       0.043      (0.043)     $1.000      4.38%
  Year Ended December 31, 1998........  $1.000     0.046            --       0.046      (0.046)     $1.000      4.68%
  Year Ended December 31, 1997........  $1.000     0.047            --       0.047      (0.047)     $1.000      4.78%
TAX-EXEMPT MONEY MARKET FUND
  Six Months Ended January 31, 2002 #.  $0.999     0.005            --       0.005      (0.005)     $0.999      0.55%/\
  Year Ended July 31, 2001............  $0.998     0.028         0.001       0.029      (0.028)     $0.999      2.83%
  Year Ended July 31, 2000............  $1.000     0.031        (0.002)      0.029      (0.031)     $0.998      3.11%
  Year Ended July 31, 1999............  $1.000     0.026            --       0.026      (0.026)     $1.000      2.66%
  Year Ended July 31, 1998............  $1.000     0.030            --       0.030      (0.030)     $1.000      3.03%
  Year Ended July 31, 1997............  $1.000     0.030            --       0.030      (0.030)     $1.000      3.04%
INSTITUTIONAL PRIME OBLIGATIONS MONEY
 MARKET FUND
  Six Months Ended January 31, 2002 #.  $1.000     0.012            --       0.012      (0.012)     $1.000      1.16%/\
  Year Ended July 31, 2001............  $1.000     0.052            --       0.052      (0.052)     $1.000      5.31%
  Year Ended July 31, 2000............  $1.000     0.054            --       0.054      (0.054)     $1.000      5.55%
  Period Ended July 31, 1999 (c)......  $1.000     0.020            --       0.020      (0.020)     $1.000      1.96%/\

                                          Ratios (to average net assets)/Supplemental Data
                                       -------------------------------------------------------


                                          Net               Expenses (before
                                       Investment   Net       Reductions/     Net Assets, End
                                         Income   Expenses  Reimbursements)  of Period (000's)
                                       ---------- --------  ---------------- -----------------
PRIME MONEY MARKET FUND
  Six Months Ended January 31, 2002 #.    1.99%/\/\ 0.79%/\/\     0.95%/\/\      $584,466
  Year Ended July 31, 2001............    4.96%     0.77%         0.94%          $564,977
  Year Ended July 31, 2000............    5.35%     0.75%         0.94%          $645,275
  Year Ended July 31, 1999............    4.40%     0.78%         0.94%          $136,078
  Year Ended July 31, 1998............    4.88%     0.79%         0.95%          $116,960
  Year Ended July 31, 1997............    4.79%     0.78%         0.93%          $111,027
U.S. TREASURY MONEY MARKET FUND
  Six Months Ended January 31, 2002 #.    1.92%/\/\ 0.93%/\/\     0.98%/\/\      $110,893
  Year Ended July 31, 2001............    3.73%     0.92%         0.98%          $101,125
  Year Ended July 31, 2000............    4.72%     0.85%         0.96%          $ 11,817
  Year Ended July 31, 1999............    4.03%     0.79%         0.95%          $  4,390
  Year Ended July 31, 1998............    4.57%     0.80%         0.95%          $  8,070
  Year Ended July 31, 1997............    4.50%     0.79%         0.94%          $  9,885
TREASURY RESERVE MONEY MARKET FUND
  Six Months Ended January 31, 2002 #.    2.03%/\/\ 0.78%/\/\     0.96%/\/\      $ 90,996
  Year Ended July 31, 2001............    4.90%     0.72%         0.95%          $ 99,777
  Period Ended July 31, 2000 (a)......    5.21%/\/\ 0.65%/\/\     0.86%/\/\      $143,901
  Year Ended December 31, 1999........    4.28%     0.60%         0.70%          $143,208
  Year Ended December 31, 1998........    4.56%     0.77%         0.78%          $167,475
  Year Ended December 31, 1997........    4.68%     0.75%           (b)          $ 77,065
TAX-EXEMPT MONEY MARKET FUND
  Six Months Ended January 31, 2002 #.    1.09%/\/\ 0.82%/\/\     0.98%/\/\      $ 41,326
  Year Ended July 31, 2001............    2.84%     0.80%         0.96%          $ 40,728
  Year Ended July 31, 2000............    3.14%     0.71%         0.97%          $ 51,260
  Year Ended July 31, 1999............    2.64%     0.59%         0.98%          $ 22,844
  Year Ended July 31, 1998............    2.97%     0.60%         0.98%          $ 28,657
  Year Ended July 31, 1997............    3.00%     0.62%         0.97%          $ 27,926
INSTITUTIONAL PRIME OBLIGATIONS MONEY
 MARKET FUND
  Six Months Ended January 31, 2002 #.    2.33%/\/\ 0.51%/\/\/    0.65%/\/\      $312,503
  Year Ended July 31, 2001............    5.00%     0.50%         0.65%          $361,629
  Year Ended July 31, 2000............    5.69%     0.45%         0.66%          $180,873
  Period Ended July 31, 1999 (c)......    4.45%/\/\ 0.49%/\/\     0.72%/\/\      $ 26,000

+ Represents Class II Shares for Institutional Prime Obligations Money Market Fund.
#    Unaudited
/\   Not annualized.
/\/\ Annualized.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b)  There were no fee reductions in this period.
(c) For the period from February 19, 1999 (commencement of operations) through July 31, 1999.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


EQUITY FUNDS
B SHARES
Selected data for a share outstanding throughout the period indicated.

                                                      Investment Activities                 Less Dividends from
                                              -------------------------------------- ---------------------------------
                                    Net Asset    Net     Net Realized and                       Net Realized           Net Asset
                                     Value,   Investment Unrealized Gains Total from    Net      Gains from             Value,
                                    Beginning   Income    (Losses) from   Investment Investment  Investment    Total    End of
                                    of Period   (Loss)     Investments    Activities   Income   Transactions Dividends  Period
                                    --------- ---------- ---------------- ---------- ---------- ------------ --------- ---------
VALUE FUND
Six Months Ended January 31, 2002 #  $20.15     (0.01)        (1.22)        (1.23)     (0.02)      (1.61)      (1.63)   $17.29
Year Ended July 31, 2001 +.........  $19.41     (0.03)         3.58          3.55      (0.04)      (2.77)      (2.81)   $20.15
Year Ended July 31, 2000...........  $25.14      0.07         (2.19)        (2.12)     (0.11)      (3.50)      (3.61)   $19.41
Year Ended July 31, 1999...........  $24.55      0.02          3.10          3.12      (0.06)      (2.47)      (2.53)   $25.14
Period Ended July 31, 1998 (a).....  $23.15      0.09          2.68          2.77      (0.12)      (1.25)      (1.37)   $24.55
GROWTH FUND
Six Months Ended January 31, 2002 #  $ 7.58     (0.05)        (0.65)        (0.70)        --          --          --    $ 6.88
Year Ended July 31, 2001 +.........  $14.61     (0.18)        (4.04)        (4.22)        --       (2.81)      (2.81)   $ 7.58
Year Ended July 31, 2000...........  $13.85     (0.19)         1.50          1.31         --       (0.55)      (0.55)   $14.61
Year Ended July 31, 1999...........  $11.54     (0.12)         2.52          2.40         --       (0.09)      (0.09)   $13.85
Period Ended July 31, 1998 (a).....  $ 9.82     (0.06)         1.78          1.72         --          --          --    $11.54
CAPITAL GROWTH FUND
Six Months Ended January 31, 2002 #  $10.39     (0.07)        (0.50)        (0.57)        --          --          --    $ 9.82
Year Ended July 31, 2001 +.........  $14.46     (0.17)        (2.74)        (2.91)        --       (1.16)      (1.16)   $10.39
Period Ended July 31, 2000 (b).....  $13.93     (0.09)         0.62          0.53         --          --          --    $14.46
Year Ended December 31, 1999 +.....  $13.92     (0.14)         2.91          2.77         --       (2.76)      (2.76)   $13.93
Period Ended December 31, 1998 (c).  $13.10     (0.05)         3.35          3.30         --       (2.48)      (2.48)   $13.92
LARGE CAP FUND
Six Months Ended January 31, 2002 #  $20.70     (0.07)        (0.43)        (0.50)        --       (1.19)      (1.19)   $19.01
Year Ended July 31, 2001 +.........  $27.74     (0.21)        (2.77)        (2.98)        --       (4.06)      (4.06)   $20.70
Period Ended July 31, 2000 (b).....  $27.75     (0.13)         0.12         (0.01)        --          --          --    $27.74
Year Ended December 31, 1999 +.....  $27.54     (0.23)         5.04          4.81         --       (4.60)      (4.60)   $27.75
Period Ended December 31, 1998 (e).  $25.98        --          1.56          1.56         --          --          --    $27.54

                                                    Ratios (to average net assets)/Supplemental Data
                                              --------------------------------------------------------------

                                                 Net                Expenses (before Portfolio  Net Assets,
                                    Total     Investment    Net       Reductions/    Turnover  End of Period
                                    Return      Income    Expenses  Reimbursements)    Rate*      (000's)
                                    ------    ----------  --------  ---------------- --------- -------------
VALUE FUND
Six Months Ended January 31, 2002 #  (6.02)%/\  (0.31)%/\/\ 2.11%/\/\     2.11%/\/\      26%      $14,170
Year Ended July 31, 2001 +.........  20.09%     (0.16)%     2.09%         2.10%          43%      $10,322
Year Ended July 31, 2000...........  (8.86)%     0.32%      2.10%         2.11%          17%      $ 7,949
Year Ended July 31, 1999...........  14.03%      0.05%      2.08%         2.09%          18%      $12,394
Period Ended July 31, 1998 (a).....  12.49%/\    0.26%/\/\  2.11%/\/\     2.11%/\/\      17%      $ 7,929
GROWTH FUND
Six Months Ended January 31, 2002 #  (9.23)%/\  (1.43)%/\/\ 2.34%/\/\     2.39%/\/\      34%      $ 4,077
Year Ended July 31, 2001 +......... (32.95)%    (1.70)%     2.17%         2.30%         161%      $ 4,991
Year Ended July 31, 2000...........   9.46%     (1.34)%     2.10%         2.30%         111%      $ 9,223
Year Ended July 31, 1999...........  20.96%     (1.26)%     1.97%         2.48%          79%      $ 7,463
Period Ended July 31, 1998 (a).....  17.52%/\   (1.10)%/\/\ 2.05%/\/\     3.11%/\/\      77%      $ 3,477
CAPITAL GROWTH FUND
Six Months Ended January 31, 2002 #  (5.49)%/\  (1.40)%/\/\ 2.04%/\/\     2.12%/\/\      63%      $ 8,294
Year Ended July 31, 2001 +......... (21.77)%    (1.35)%     1.96%         2.11%         100%      $ 8,967
Period Ended July 31, 2000 (b).....   3.80%/\   (1.11)%/\/\ 1.96%/\/\     2.07%/\/\      91%      $ 8,939
Year Ended December 31, 1999 +.....  21.11%     (0.93)%     1.92%         1.93%         178%      $ 7,704
Period Ended December 31, 1998 (c).  26.86%/\   (0.95)%/\/\ 2.04%/\/\       (d)/\/\     152%      $ 2,854
LARGE CAP FUND
Six Months Ended January 31, 2002 #  (2.42)%/\  (0.78)%/\/\ 2.02%/\/\     2.12%/\/\       4%      $28,311
Year Ended July 31, 2001 +......... (12.40)%    (0.91)%     2.00%         2.11%          10%      $28,118
Period Ended July 31, 2000 (b).....  (0.04)%/\  (0.93)%/\/\ 2.00%/\/\     2.07%/\/\      10%      $24,655
Year Ended December 31, 1999 +.....  17.78%     (0.79)%     1.98%         2.00%          15%      $18,584
Period Ended December 31, 1998 (e).   6.02%/\    0.23%/\/\  1.10%/\/\     2.11%/\/\       3%      $   100

#     Unaudited
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\    Not annualized.
/\/\  Annualized.
(a) For the period from September 3, 1997 (commencement of operations) through July 31, 1998.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 5, 1998 (commencement of operations) through December 31, 1998.
(d)   There was no fee reduction in this period.
(e) For the period from December 15, 1998 (commencement of operations) through December 31, 1998.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


EQUITY FUNDS
B SHARES
Selected data for a share outstanding throughout the period indicated.

                                                          Investment Activities                 Less Dividends from
                                                  -------------------------------------- ---------------------------------
                                                             Net Realized and
                                        Net Asset    Net     Unrealized Gains                       Net Realized
                                         Value,   Investment  (Losses) from   Total from    Net      Gains from
                                        Beginning   Income     Investments    Investment Investment  Investment    Total
                                        of Period   (Loss)     and Options    Activities   Income   Transactions Dividends
                                        --------- ---------- ---------------- ---------- ---------- ------------ ---------
MID CAP FUND
  Six Months Ended January 31, 2002 #..  $11.83     (0.11)        (0.90)        (1.01)        --          --          --
  Year Ended July 31, 2001 +...........  $16.52     (0.27)        (4.42)        (4.69)        --          --          --
  Period Ended July 31, 2000 (a) +.....  $17.28     (0.20)        (0.56)        (0.76)        --          --          --
  Period Ended December 31, 1999 (b) +.  $10.00     (0.19)         7.47          7.28         --          --          --
SMALL CAP FUND
  Six Months Ended January 31, 2002 #..  $ 9.85     (0.08)        (1.45)        (1.53)        --          --          --
  Year Ended July 31, 2001 +...........  $12.31     (0.22)        (1.03)        (1.25)        --       (1.21)      (1.21)
  Year Ended July 31, 2000.............  $ 8.31     (0.14)         4.14          4.00         --          --          --
  Year Ended July 31, 1999.............  $ 9.11     (0.14)        (0.66)        (0.80)        --          --          --
  Period Ended July 31, 1998 (c).......  $10.00     (0.04)        (0.85)        (0.89)        --          --          --
EQUITY INCOME FUND
  Six Months Ended January 31, 2002 #..  $12.42      0.02         (0.26)        (0.24)     (0.06)         --       (0.06)
  Year Ended July 31, 2001 +...........  $14.48      0.07         (2.04)        (1.97)     (0.09)         --       (0.09)
  Year Ended July 31, 2000.............  $13.05      0.07          2.24          2.31      (0.07)      (0.81)      (0.88)
  Year Ended July 31, 1999.............  $11.86      0.07          1.47          1.54      (0.09)      (0.26)      (0.35)
  Period Ended July 31, 1998 (d).......  $11.60      0.15          0.68          0.83      (0.16)      (0.41)      (0.57)
BALANCED FUND
  Six Months Ended January 31, 2002 #..  $12.42      0.10         (0.12)        (0.02)     (0.11)      (0.36)      (0.47)
  Year Ended July 31, 2001 +...........  $12.45      0.28          1.26          1.54      (0.30)      (1.27)      (1.57)
  Year Ended July 31, 2000.............  $14.90      0.34         (0.64)        (0.30)     (0.37)      (1.78)      (2.15)
  Year Ended July 31, 1999.............  $15.16      0.29          0.95          1.24      (0.30)      (1.20)      (1.50)
  Period Ended July 31, 1998 (e).......  $14.99      0.28          1.15          1.43      (0.29)      (0.97)      (1.26)
SELECT EQUITY FUND
  Six Months Ended January 31, 2002 #..  $11.08     (0.03)         0.55          0.52         --          --          --
  Year Ended July 31, 2001 +...........  $ 8.64     (0.08)         2.52          2.44         --          --          --
  Year Ended July 31, 2000 +...........  $11.83     (0.01)        (2.34)        (2.35)     (0.03)      (0.81)      (0.84)
  Period Ended July 31, 1999 (f).......  $ 9.98      0.02          1.86          1.88      (0.02)      (0.01)      (0.03)

                                                                       Ratios (to average net assets)/Supplemental Data
                                                                --------------------------------------------------------------


                                        Net Asset                  Net                Expenses (before Portfolio  Net Assets,
                                        Value, End              Investment    Net       Reductions/    Turnover  End of Period
                                        of Period  Total Return   Income    Expenses  Reimbursements)    Rate*      (000's)
                                        ---------- ------------ ----------  --------  ---------------- --------- -------------
MID CAP FUND
  Six Months Ended January 31, 2002 #..   $10.82       (8.54)%/\  (2.05)%/\/\ 2.47%/\/\     2.57%/\/\      76%      $ 9,528
  Year Ended July 31, 2001 +...........   $11.83      (28.39)%    (1.91)%     2.32%         2.41%         120%      $11,323
  Period Ended July 31, 2000 (a) +.....   $16.52       (4.40)%/\  (2.00)%/\/\ 2.33%/\/\     2.37%/\/\      39%      $12,912
  Period Ended December 31, 1999 (b) +.   $17.28       72.80%/\   (2.17)%/\/\ 2.86%/\/\     2.86%/\/\      20%      $ 2,177
SMALL CAP FUND
  Six Months Ended January 31, 2002 #..   $ 8.32      (15.53)%/\  (1.96)%/\/\ 2.38%/\/\     2.42%/\/\     123%      $ 2,538
  Year Ended July 31, 2001 +...........   $ 9.85      (11.03)%    (1.97)%     2.36%         2.52%         220%      $ 2,975
  Year Ended July 31, 2000.............   $12.31       48.13%     (1.99)%     2.39%         2.59%         318%      $ 2,619
  Year Ended July 31, 1999.............   $ 8.31       (8.78)%    (1.83)%     2.41%         3.42%         208%      $   929
  Period Ended July 31, 1998 (c).......   $ 9.11       (8.90)%/\  (1.69)%/\/\ 2.54%/\/\     4.98%/\/\      71%      $   871
EQUITY INCOME FUND
  Six Months Ended January 31, 2002 #..   $12.12       (1.93)%/\   0.43%/\/\  2.10%/\/\     2.18%/\/\      84%      $25,602
  Year Ended July 31, 2001 +...........   $12.42      (13.64)%     0.49%      2.05%         2.13%         209%      $28,678
  Year Ended July 31, 2000.............   $14.48       18.24%      0.49%      2.09%         2.20%         168%      $28,153
  Year Ended July 31, 1999.............   $13.05       13.34%      0.61%      2.16%         2.33%         134%      $ 7,919
  Period Ended July 31, 1998 (d).......   $11.86        7.26%/\    1.29%/\/\  2.19%/\/\     2.35%/\/\      83%      $ 7,733
BALANCED FUND
  Six Months Ended January 31, 2002 #..   $11.93       (0.10)%/\   1.80%/\/\  2.09%/\/\     2.14%/\/\       8%      $12,356
  Year Ended July 31, 2001 +...........   $12.42       13.03%      2.20%      2.06%         2.12%          14%      $ 9,004
  Year Ended July 31, 2000.............   $12.45       (1.80)%     2.54%      2.10%         2.12%          16%      $ 7,072
  Year Ended July 31, 1999.............   $14.90        8.66%      1.93%      2.09%         2.10%          23%      $10,131
  Period Ended July 31, 1998 (e).......   $15.16       10.07%/\    1.83%/\/\  2.12%/\/\     2.12%/\/\      25%      $ 5,309
SELECT EQUITY FUND
  Six Months Ended January 31, 2002 #..   $11.60        4.69%/\   (0.59)%/\/\ 2.33%/\/\     2.61%/\/\      25%      $ 2,660
  Year Ended July 31, 2001 +...........   $11.08       28.24%     (0.75)%     2.44%         2.80%          19%      $ 1,586
  Year Ended July 31, 2000 +...........   $ 8.64      (20.47)%    (0.08)%     2.21%         2.72%          25%      $   715
  Period Ended July 31, 1999 (f).......   $11.83       18.83%/\   (0.49)%/\/\ 1.99%/\/\     2.58%/\/\      10%      $ 1,933

#     Unaudited
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\    Not annualized.
/\/\  Annualized.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.
(c) For the period from March 2, 1998 (commencement of operations) through July 31, 1998.
(d) For the period from September 3, 1997 (commencement of operations) through July 31, 1998.
(e) For the period from September 2, 1997 (commencement of operations) through July 31, 1998.
(f) For the period from September 2, 1998 (commencement of operations) through July 31, 1999.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


EQUITY FUNDS
B SHARES
Selected data for a share outstanding throughout the period indicated.

                                              Investment Activities                  Less Dividends from
                                    ----------------------------------------- ---------------------------------
                                                Net Realized and
                                                Unrealized Gains
                          Net Asset    Net        (Losses) from                          Net Realized
                           Value,   Investment    Investments,     Total from    Net      Gains from            Net Asset
                          Beginning   Income      Futures, and     Investment Investment  Investment    Total   Value, End
                          of Period   (Loss)   Foreign Currencies* Activities   Income   Transactions Dividends of Period
                          --------- ---------- ------------------- ---------- ---------- ------------ --------- ----------
ENHANCED MARKET FUND
 Six Months Ended
   January 31, 2002 #....  $12.11     (0.02)          (0.69)         (0.71)        --       (0.16)      (0.16)    $11.24
 Year Ended July 31,
   2001 +................  $14.55     (0.06)          (2.14)         (2.20)     (0.02)      (0.22)      (0.24)    $12.11
 Year Ended July 31, 2000  $13.82     (0.04)           1.22           1.18         --       (0.45)      (0.45)    $14.55
 Period Ended July 31,
   1999 (a)..............  $10.30      0.03            3.55           3.58      (0.03)      (0.03)      (0.06)    $13.82
INTERNATIONAL EQUITY FUND
 Six Months Ended
   January 31, 2002 #....  $ 9.35     (0.05)          (1.27)         (1.32)        --          --          --     $ 8.03
 Year Ended July 31,
   2001 +................  $12.25     (0.05)          (2.49)         (2.54)        --       (0.36)      (0.36)    $ 9.35
 Period Ended July 31,
   2000 (b) +............  $13.21        --           (0.96)         (0.96)        --          --          --     $12.25
 Period Ended December
   31, 1999 (c)..........  $10.66     (0.02)           2.69           2.67      (0.12)         --       (0.12)    $13.21
AGGRESSIVE GROWTH PORTFOLIO
 Six Months Ended
   January 31, 2002 #....  $ 9.77     (0.04)          (0.55)         (0.59)        --       (0.64)      (0.64)    $ 8.54
 Year Ended July 31,
   2001 +................  $11.42      0.06           (0.44)         (0.38)     (0.11)      (1.16)      (1.27)    $ 9.77
 Period Ended July 31,
   2000 (b)..............  $11.47     (0.03)          (0.02)         (0.05)        --          --          --     $11.42
 Period Ended December
   31, 1999 (d)..........  $10.03      0.07            1.50           1.57      (0.09)      (0.04)      (0.13)    $11.47
GROWTH PORTFOLIO
 Six Months Ended
   January 31, 2002 #....  $ 9.34      0.01           (0.33)         (0.32)     (0.02)      (0.30)      (0.32)    $ 8.70
 Year Ended July 31,
   2001 +................  $10.44      0.15           (0.41)         (0.26)     (0.17)      (0.67)      (0.84)    $ 9.34
 Period Ended July 31,
   2000 (b)..............  $10.57      0.03           (0.12)         (0.09)     (0.04)         --       (0.04)    $10.44
 Period Ended December
   31, 1999 (e)..........  $ 9.84      0.12            0.81           0.93      (0.12)      (0.08)      (0.20)    $10.57
GROWTH AND INCOME PORTFOLIO
 Six Months Ended
   January 31, 2002 #....  $ 9.77      0.05           (0.26)         (0.21)     (0.07)      (0.28)      (0.35)    $ 9.21
 Year Ended July 31,
   2001 +................  $10.53      0.24           (0.12)          0.12      (0.25)      (0.63)      (0.88)    $ 9.77
 Period Ended July 31,
   2000 (b)..............  $10.50      0.10            0.02           0.12      (0.09)         --       (0.09)    $10.53
 Period Ended December
   31, 1999 (f)..........  $10.00      0.08            0.53           0.61      (0.08)      (0.03)      (0.11)    $10.50
MODERATE GROWTH AND INCOME
 PORTFOLIO
 Six Months Ended
   January 31, 2002 #....  $ 9.71      0.08           (0.13)         (0.05)     (0.09)      (0.20)      (0.29)    $ 9.37
 Year Ended July 31,
   2001 +................  $10.04      0.25            0.15           0.40      (0.28)      (0.45)      (0.73)    $ 9.71
 Period Ended July 31,
   2000 (b)..............  $ 9.96      0.13            0.07           0.20      (0.12)         --       (0.12)    $10.04
 Period Ended December
   31, 1999 (g)..........  $10.00      0.13            0.02           0.15      (0.13)      (0.06)      (0.19)    $ 9.96

                                          Ratios (to average net assets)/Supplemental Data
                                    --------------------------------------------------------------



                                       Net                Expenses (before Portfolio  Net Assets,
                          Total     Investment    Net       Reductions/    Turnover  End of Period
                          Return      Income    Expenses  Reimbursements)   Rate**      (000's)
                          ------    ----------  --------  ---------------- --------- -------------
ENHANCED MARKET FUND
 Six Months Ended
   January 31, 2002 #....  (5.89)%/\  (0.38)%/\/\ 1.86%/\/\     1.96%/\/\      13%      $12,233
 Year Ended July 31,
   2001 +................ (15.28)%    (0.48)%     1.80%         1.89%          42%      $13,713
 Year Ended July 31, 2000   8.65%     (0.31)%     1.77%         1.93%          30%      $17,095
 Period Ended July 31,
   1999 (a)..............  34.85%/\   (0.12)%/\/\ 1.73%/\/\     2.28%/\/\      36%      $ 6,132
INTERNATIONAL EQUITY FUND
 Six Months Ended
   January 31, 2002 #.... (14.12)%/\  (1.40)%/\/\ 2.37%/\/\     2.64%/\/\      52%      $   567
 Year Ended July 31,
   2001 +................ (21.25)%    (0.44)%     2.38%         2.65%          45%      $   516
 Period Ended July 31,
   2000 (b) +............  (7.19)%/\  (0.04)%/\/\ 2.47%/\/\     2.72%/\/\      32%      $   595
 Period Ended December
   31, 1999 (c)..........  25.98%/\   (0.54)%/\/\ 2.45%/\/\     2.73%/\/\      40%      $   228
AGGRESSIVE GROWTH PORTFOLIO
 Six Months Ended
   January 31, 2002 #....  (6.06)%/\  (1.06)%/\/\ 1.53%/\/\     1.94%/\/\      23%      $   708
 Year Ended July 31,
   2001 +................  (4.06)%     0.58%      1.52%         1.93%          36%      $   386
 Period Ended July 31,
   2000 (b)..............  (0.43)%/\  (0.44)%/\/\ 1.56%/\/\     1.94%/\/\      22%      $   390
 Period Ended December
   31, 1999 (d)..........  15.70%/\    0.92%/\/\  1.52%/\/\     7.86%/\/\      95%      $   456
GROWTH PORTFOLIO
 Six Months Ended
   January 31, 2002 #....  (3.47)%/\   0.18%/\/\  1.53%/\/\     1.96%/\/\      30%      $ 1,943
 Year Ended July 31,
   2001 +................  (2.82)%     1.53%      1.53%         1.97%          38%      $ 1,710
 Period Ended July 31,
   2000 (b)..............  (0.84)%/\   0.46%/\/\  1.56%/\/\     1.97%/\/\      97%      $ 1,241
 Period Ended December
   31, 1999 (e)..........   9.48%/\    2.14%/\/\  1.55%/\/\     6.75%/\/\      76%      $   998
GROWTH AND INCOME PORTFOLIO
 Six Months Ended
   January 31, 2002 #....  (2.07)%/\   1.26%/\/\  1.37%/\/\     1.60%/\/\      25%      $ 1,953
 Year Ended July 31,
   2001 +................   1.09%      2.40%      1.37%         1.60%          51%      $ 1,656
 Period Ended July 31,
   2000 (b)..............   1.13%/\    1.58%/\/\  1.40%/\/\     1.57%/\/\      21%      $ 1,613
 Period Ended December
   31, 1999 (f)..........   6.10%/\    1.74%/\/\  1.52%/\/\     4.26%/\/\      57%      $ 1,725
MODERATE GROWTH AND INCOME
 PORTFOLIO
 Six Months Ended
   January 31, 2002 #....  (0.50)%/\   1.73%/\/\  1.39%/\/\     1.82%/\/\      23%      $ 1,335
 Year Ended July 31,
   2001 +................   4.09%      2.59%      1.51%         1.92%          62%      $ 1,231
 Period Ended July 31,
   2000 (b)..............   2.00%/\    2.19%/\/\  1.55%/\/\     1.88%/\/\      21%      $   832
 Period Ended December
   31, 1999 (g)..........   1.50%/\    2.80%/\/\  1.54%/\/\     6.90%/\/\     124%      $   941

#    Unaudited
+ Net investment income (loss) is based on average shares outstanding during the period.
* Represents investments in affiliates for Aggressive Growth Portfolio, Growth Portfolio, Growth and Income Portfolio, and Moderate Growth and Income Portfolio.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\   Not annualized.
/\/\ Annualized.
(a) For the period from September 2, 1998 (commencement of operations) through July 31, 1999.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 2, 1999 (commencement of operations) through December 31, 1999.
(d) For the period from January 27, 1999 (commencement of operations) through December 31, 1999.
(e) For the period from February 15, 1999 (commencement of operations) through December 31, 1999.
(f) For the period from January 27, 1999 (commencement of operations) through December 31, 1999.
(g) For the period from January 28, 1999 (commencement of operations) through December 31, 1999.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


BOND FUNDS
B SHARES
Selected data for a share outstanding throughout the period indicated.

                                                         Investment Activities                 Less Dividends from
                                                 -------------------------------------  ---------------------------------
                                       Net Asset              Net Realized                         Net Realized
                                        Value,      Net      and Unrealized  Total from    Net      Gains from
                                       Beginning Investment  Gains (Losses)  Investment Investment  Investment    Total
                                       of Period   Income   from Investments Activities   Income   Transactions Dividends
                                       --------- ---------- ---------------- ---------- ---------- ------------ ---------
BOND FUND
  Six Months Ended January 31, 2002 #.  $11.10      0.21          0.07          0.28      (0.24)      (0.03)      (0.27)
  Year Ended July 31, 2001 +..........  $10.50      0.50          0.61          1.11      (0.51)         --       (0.51)
  Year Ended July 31, 2000............  $10.60      0.49         (0.05)         0.44      (0.52)      (0.02)      (0.54)
  Year Ended July 31, 1999............  $11.04      0.50         (0.31)         0.19      (0.50)      (0.13)      (0.63)
  Period Ended July 31, 1998 (a)......  $10.88      0.46          0.24          0.70      (0.51)      (0.03)      (0.54)
LIMITED TERM BOND FUND
  Six Months Ended January 31, 2002 #.  $10.54      0.20          0.05          0.25      (0.22)         --       (0.22)
  Year Ended July 31, 2001 +..........  $10.13      0.49          0.42          0.91      (0.50)         --       (0.50)
  Year Ended July 31, 2000............  $10.27      0.48         (0.10)         0.38      (0.52)         --       (0.52)
  Period Ended July 31, 1999 (b)......  $10.58      0.27         (0.30)        (0.03)     (0.28)         --       (0.28)
GOVERNMENT INCOME FUND
  Six Months Ended January 31, 2002 #.  $10.10      0.21          0.03          0.24      (0.23)         --       (0.23)
  Year Ended July 31, 2001 +..........  $ 9.61      0.47          0.51          0.98      (0.49)         --       (0.49)
  Year Ended July 31, 2000 (c)........  $ 9.48      0.18          0.10          0.28      (0.15)         --       (0.15)
LIMITED TERM U.S.
 GOVERNMENT FUND
  Six Months Ended January 31, 2002 #.  $10.27      0.13          0.02          0.15      (0.14)         --       (0.14)
  Year Ended July 31, 2001 +..........  $ 9.90      0.38          0.39          0.77      (0.40)         --       (0.40)
  Period Ended July 31, 2000 (d)......  $ 9.86      0.25          0.01          0.26      (0.22)         --       (0.22)
  Year Ended December 31, 1999........  $10.26      0.41         (0.39)         0.02      (0.41)      (0.01)      (0.42)
  Period Ended December 31, 1998 (e)..  $10.12      0.35          0.15          0.50      (0.35)      (0.01)      (0.36)



                                         Net Asset
                                       Value, End of
                                          Period     Total Return
                                       ------------- ------------
BOND FUND
  Six Months Ended January 31, 2002 #.    $11.11         2.47%/\
  Year Ended July 31, 2001 +..........    $11.10        10.77%
  Year Ended July 31, 2000............    $10.50         4.30%
  Year Ended July 31, 1999............    $10.60         1.58%
  Period Ended July 31, 1998 (a)......    $11.04         6.58%/\
LIMITED TERM BOND FUND
  Six Months Ended January 31, 2002 #.    $10.57         2.38%/\
  Year Ended July 31, 2001 +..........    $10.54         9.20%
  Year Ended July 31, 2000............    $10.13         3.85%
  Period Ended July 31, 1999 (b)......    $10.27        (0.33)%/\
GOVERNMENT INCOME FUND
  Six Months Ended January 31, 2002 #.    $10.11         2.33%/\
  Year Ended July 31, 2001 +..........    $10.10        10.36%
  Year Ended July 31, 2000 (c)........    $ 9.61         2.98%/\
LIMITED TERM U.S.
 GOVERNMENT FUND
  Six Months Ended January 31, 2002 #.    $10.28         1.46%/\
  Year Ended July 31, 2001 +..........    $10.27         7.91%
  Period Ended July 31, 2000 (d)......    $ 9.90         2.67%/\
  Year Ended December 31, 1999........    $ 9.86         0.22%
  Period Ended December 31, 1998 (e)..    $10.26         4.98%/\

                                               Ratios (to average net assets)/Supplemental Data
                                       ------------------------------------------------------------------

                                          Net               Expenses (before Portfolio
                                       Investment   Net       Reductions/    Turnover  Net Assets, End of
                                         Income   Expenses  Reimbursements)    Rate*     Period (000's)
                                       ---------- --------  ---------------- --------- ------------------
BOND FUND
  Six Months Ended January 31, 2002 #.    3.68%/\/\ 1.75%/\/\     1.96%/\/\     12%          $8,704
  Year Ended July 31, 2001 +..........    4.55%     1.73%         1.95%         24%          $7,342
  Year Ended July 31, 2000............    4.72%     1.74%         1.96%         27%          $3,636
  Year Ended July 31, 1999............    4.63%     1.71%         1.95%         18%          $2,521
  Period Ended July 31, 1998 (a)......    4.75%/\/\ 1.74%/\/\     1.99%/\/\     40%          $  442
LIMITED TERM BOND FUND
  Six Months Ended January 31, 2002 #.    3.83%/\/\ 1.77%/\/\     2.09%/\/\     12%          $4,275
  Year Ended July 31, 2001 +..........    4.66%     1.75%         1.97%         44%          $2,614
  Year Ended July 31, 2000............    4.79%     1.76%         1.99%         34%          $1,815
  Period Ended July 31, 1999 (b)......    4.61%/\/\ 1.69%/\/\     1.96%/\/\     39%          $1,599
GOVERNMENT INCOME FUND
  Six Months Ended January 31, 2002 #.    4.00%/\/\ 1.76%/\/\     1.97%/\/\      5%          $2,545
  Year Ended July 31, 2001 +..........    4.65%     1.74%         1.95%         25%          $1,635
  Year Ended July 31, 2000 (c)........    4.77%/\/\ 1.75%/\/\     1.98%/\/\     42%          $  520
LIMITED TERM U.S.
 GOVERNMENT FUND
  Six Months Ended January 31, 2002 #.    2.71%/\/\ 1.86%/\/\     2.12%/\/\     19%          $2,239
  Year Ended July 31, 2001 +..........    3.75%     1.90%         2.17%         31%          $  737
  Period Ended July 31, 2000 (d)......    4.13%/\/\ 1.88%/\/\     2.06%/\/\      4%          $  378
  Year Ended December 31, 1999........    4.06%     1.83%         1.99%         17%          $  462
  Period Ended December 31, 1998 (e)..    4.01%/\/\ 1.97%/\/\     2.24%/\/\     86%          $  430

#     Unaudited
+     Net investment income is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\    Not annualized.
/\/\  Annualized.
(a) For the period from September 16, 1997 (commencement of operations) through July 31, 1998.
(b) For the period from January 21, 1999 (commencement of operations) through July 31, 1999.
(c) For the period from March 13, 2000 (commencement of operations) through July 31, 2000.
(d) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(e) For the period from March 3, 1998 (commencement of operations) through December 31, 1998.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


BOND FUNDS
B SHARES
Selected data for a share outstanding throughout the period indicated.

                                                       Investment Activities                Less Dividends from
                                                ------------------------------------ ---------------------------------
                                                            Net Realized
                                      Net Asset            and Unrealized                       Net Realized
                                       Value,      Net     Gains (Losses) Total from    Net      Gains from
                                      Beginning Investment      from      Investment Investment  Investment    Total
                                      of Period   Income    Investments   Activities   Income   Transactions Dividends
                                      --------- ---------- -------------- ---------- ---------- ------------ ---------
MUNICIPAL BOND FUND
  Six Months Ended January 31, 2002
   #.................................  $10.17      0.16         0.02         0.18      (0.16)      (0.01)      (0.17)
  Year Ended July 31, 2001 +.........  $ 9.75      0.32         0.41         0.73      (0.31)         --       (0.31)
  Year Ended July 31, 2000...........  $ 9.87      0.31        (0.05)        0.26      (0.33)      (0.05)      (0.38)
  Period Ended July 31, 1999 (a).....  $10.28      0.14        (0.41)       (0.27)     (0.14)         --       (0.14)
FLORIDA TAX-EXEMPT
 FUND
  Six Months Ended January 31, 2002
   #.................................  $10.49      0.15         0.05         0.20      (0.15)         --       (0.15)
  Year Ended July 31, 2001 +.........  $10.15      0.32         0.34         0.66      (0.32)         --       (0.32)
  Year Ended July 31, 2000...........  $10.20      0.32        (0.01)        0.31      (0.33)      (0.03)      (0.36)
  Period Ended July 31, 1999 (b).....  $10.52      0.12        (0.30)       (0.18)     (0.14)         --       (0.14)
TENNESSEE TAX-EXEMPT
 FUND
  Six Months Ended January 31, 2002
   #.................................  $10.12      0.12         0.01         0.13      (0.12)         --       (0.12)
  Year Ended July 31, 2001 +.........  $ 9.76      0.29         0.36         0.65      (0.29)         --       (0.29)
  Period Ended July 2000 (c).........  $ 9.57      0.17         0.18         0.35      (0.16)         --       (0.16)
  Year Ended December 31, 1999.......  $10.21      0.27        (0.64)       (0.37)     (0.27)         --       (0.27)
  Period Ended December 31, 1998(d)..  $10.22      0.26         0.06         0.32      (0.26)      (0.07)      (0.33)
LIMITED TERM TENNESSEE
 TAX-EXEMPT FUND
  Six Months Ended January 31, 2002
   #.................................  $10.12      0.09         0.04         0.13      (0.10)         --       (0.10)
  Year Ended July 31, 2001 +.........  $ 9.81      0.22         0.31         0.53      (0.22)         --       (0.22)
  Period Ended July 31, 2000 (c) +...  $ 9.68      0.15         0.11         0.26      (0.13)         --       (0.13)
  Year Ended December 31, 1999.......  $10.10      0.22        (0.40)       (0.18)     (0.22)      (0.02)      (0.24)
  Period Ended December 31, 1998 (f).  $10.18      0.20           --         0.20      (0.20)      (0.08)      (0.28)

                                                                   Ratios (to average net assets)/Supplemental Data
                                                             ------------------------------------------------------------

                                                                                     Expenses
                                        Net Asset               Net                   (before     Portfolio  Net Assets,
                                      Value, End of Total    Investment   Net       Reductions/   Turnover  End of Period
                                         Period     Return     Income   Expenses  Reimbursements)   Rate*      (000's)
                                      ------------- ------   ---------- --------  --------------- --------- -------------
MUNICIPAL BOND FUND
  Six Months Ended January 31, 2002
   #.................................    $10.18      1.66%/\    3.03%/\/\ 1.65%/\/\    1.96%/\/\       6%      $2,262
  Year Ended July 31, 2001 +.........    $10.17      7.60%      3.12%     1.64%        1.95%           5%      $1,777
  Year Ended July 31, 2000...........    $ 9.75      2.75%      3.30%     1.64%        1.96%           9%      $  889
  Period Ended July 31, 1999 (a).....    $ 9.87     (2.60)%/\   3.17%/\/\ 1.60%/\/\    1.87%/\/\      21%      $   16
FLORIDA TAX-EXEMPT
 FUND
  Six Months Ended January 31, 2002
   #.................................    $10.54      1.90%/\    2.84%/\/\ 1.64%/\/\    2.00%/\/\       8%      $2,079
  Year Ended July 31, 2001 +.........    $10.49      6.61%      3.03%     1.64%        2.04%           7%      $1,385
  Year Ended July 31, 2000...........    $10.15      3.14%      3.22%     1.62%        2.05%          11%      $  729
  Period Ended July 31, 1999 (b).....    $10.20      1.77%/\    3.06%/\/\ 1.49%/\/\    2.00%/\/\      34%      $  569
TENNESSEE TAX-EXEMPT
 FUND
  Six Months Ended January 31, 2002
   #.................................    $10.13      1.24%/\    2.21%/\/\ 1.85%/\/\    2.09%/\/\      48%      $1,470
  Year Ended July 31, 2001 +.........    $10.12      6.75%      2.85%     1.84%        2.08%         123%      $1,432
  Period Ended July 2000 (c).........    $ 9.76      3.74%/\    3.07%/\/\ 1.83%/\/\    1.96%/\/\      23%      $1,054
  Year Ended December 31, 1999.......    $ 9.57     (3.65)%     2.72%     1.84%        1.85%          64%      $1,288
  Period Ended December 31, 1998(d)..    $10.21      3.17%/\    2.50%/\/\ 1.95%/\/\      (e)/\/\     155%      $1,397
LIMITED TERM TENNESSEE
 TAX-EXEMPT FUND
  Six Months Ended January 31, 2002
   #.................................    $10.15      1.24%/\    1.75%/\/\ 2.05%/\/\    2.44%/\/\      81%      $  428
  Year Ended July 31, 2001 +.........    $10.12      5.51%      2.13%     2.03%        2.41%         111%      $  426
  Period Ended July 31, 2000 (c) +...    $ 9.81      2.74%/\    2.50%/\/\ 1.97%/\/\    2.21%/\/\      20%      $  289
  Year Ended December 31, 1999.......    $ 9.68     (1.84)%     2.21%     1.93%        2.15%          52%      $  612
  Period Ended December 31, 1998 (f).    $10.10      1.94%/\    2.02%/\/\ 2.05%/\/\    2.27%/\/\     189%      $  732

#     Unaudited
+     Net investment income is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\    Not annualized.
/\/\  Annualized.
(a) For the period from February 3, 1999 (commencement of operations) through July 31, 1999.
(b) For the period from March 16, 1999 (commencement of operations) through July 31, 1999.
(c) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(d) For the period from February 24, 1998 (commencement of operations) through December 31, 1998.
(e)   There were no fee reductions in this period.
(f) For the period from February 3, 1998 (commencement of operations) through December 31, 1998.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


MONEY MARKET FUNDS
B SHARES +
Selected data for a share outstanding throughout the period indicated.



                                                                             Less
                                                   Net Asset              Dividends  Net Asset
                                                     Value,       Net      from Net   Value,
                                                  Beginning of Investment Investment  End of   Total
                                                     Period      Income     Income    Period   Return
                                                  ------------ ---------- ---------- --------- ------
PRIME MONEY MARKET FUND
  Six Months Ended January 31, 2002 #............    $1.000      0.006      (0.006)   $1.000    0.63%/\
  Year Ended July 31, 2001.......................    $1.000      0.042      (0.042)   $1.000    4.25%
  Year Ended July 31, 2000.......................    $1.000      0.042      (0.042)   $1.000    4.31%
  Year Ended July 31, 1999.......................    $1.000      0.035      (0.035)   $1.000    3.55%
  Year Ended July 31, 1998 (a)...................    $1.000      0.005      (0.005)   $1.000    0.49%/\
INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND
  Six Months Ended January 31, 2002 #............    $1.000      0.010      (0.010)   $1.000    1.04%/\
  Year Ended July 31, 2001.......................    $1.000      0.049      (0.049)   $1.000    5.04%
  Year Ended July 31, 2000.......................    $1.000      0.052      (0.052)   $1.000    5.29%
  Period Ended July 31, 1999 (b).................    $1.000      0.018      (0.018)   $1.000    1.84%/\

                                                       Ratios (to average net assets)/Supplemental Data
                                                  -----------------------------------------------------------


                                                                           Expenses (before
                                                  Net Investment   Net       Reductions/     Net Assets, End
                                                      Income     Expenses  Reimbursements)  of Period (000's)
                                                  -------------- --------  ---------------- -----------------
PRIME MONEY MARKET FUND
  Six Months Ended January 31, 2002 #............      1.17%/\/\   1.54%/\/\     1.70%/\/\      $  2,613
  Year Ended July 31, 2001.......................      3.75%       1.52%         1.69%          $  1,908
  Year Ended July 31, 2000.......................      4.35%       1.61%         1.69%          $    727
  Year Ended July 31, 1999.......................      4.51%       1.69%         1.70%          $    224
  Year Ended July 31, 1998 (a)...................      3.83%/\/\   1.85%/\/\     1.88%/\/\      $      1
INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND
  Six Months Ended January 31, 2002 #............      2.02%/\/\   0.76%/\/\     0.90%/\/\      $215,022
  Year Ended July 31, 2001.......................      4.81%       0.75%         0.90%          $169,676
  Year Ended July 31, 2000.......................      5.43%       0.71%         0.91%          $114,401
  Period Ended July 31, 1999 (b).................      4.22%/\/\   0.74%/\/\     0.97%/\/\      $ 13,575

#     Unaudited
+ Represents Class III Shares for Institutional Prime Obligations Money Market Fund.
/\    Not annualized.
/\/\  Annualized.
(a) For the period from June 15, 1998 (commencement of operations) through July 31, 1998.
(b) For the period from February 22, 1999 (commencement of operations) through July 31, 1999.

                       See notes to financial staements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


FINANCIAL HIGHLIGHTS
EQUITY FUNDS
TRUST SHARES
Selected data for a share outstanding throughout the period indicated.

                                                         Investment Activities                 Less Dividends from
                                                 -------------------------------------  ---------------------------------
                                       Net Asset    Net       Net Realized                         Net Realized
                                        Value,   Investment  and Unrealized  Total from    Net      Gains from
                                       Beginning   Income    Gains (Losses)  Investment Investment  Investment    Total
                                       of Period   (Loss)   from Investments Activities   Income   Transactions Dividends
                                       --------- ---------- ---------------- ---------- ---------- ------------ ---------
VALUE FUND
  Six Months Ended January 31, 2002 #.  $20.34      0.06         (1.22)        (1.16)     (0.06)      (1.61)      (1.67)
  Year Ended July 31, 2001 +..........  $19.53      0.15          3.59          3.74      (0.16)      (2.77)      (2.93)
  Year Ended July 31, 2000............  $25.27      0.28         (2.24)        (1.96)     (0.28)      (3.50)      (3.78)
  Year Ended July 31, 1999............  $24.57      0.26          3.16          3.42      (0.25)      (2.47)      (2.72)
  Period Ended July 31, 1998 (a)......  $22.51      0.28          3.31          3.59      (0.28)      (1.25)      (1.53)
GROWTH FUND
  Six Months Ended January 31, 2002 #.  $ 7.95     (0.02)        (0.68)        (0.70)        --          --          --
  Year Ended July 31, 2001 +..........  $15.04     (0.09)        (4.19)        (4.28)        --       (2.81)      (2.81)
  Year Ended July 31, 2000............  $14.11     (0.06)         1.54          1.48         --       (0.55)      (0.55)
  Year Ended July 31, 1999............  $11.65     (0.02)         2.57          2.55         --       (0.09)      (0.09)
  Period Ended July 31, 1998 (a)(b)...  $ 9.55        --          2.10          2.10         --          --          --
CAPITAL GROWTH FUND
  Six Months Ended January 31, 2002 #.  $10.82     (0.03)        (0.52)        (0.55)        --          --          --
  Year Ended July 31, 2001 +..........  $14.89     (0.06)        (2.85)        (2.91)        --       (1.16)      (1.16)
  Period Ended July 31, 2000 (c)......  $14.27     (0.02)         0.64          0.62         --          --          --
  Year Ended December 31, 1999 +......  $14.09     (0.01)         2.95          2.94         --       (2.76)      (2.76)
  Year Ended December 31, 1998........  $12.69      0.01          3.88          3.89      (0.01)      (2.48)      (2.49)
  Period Ended December 31, 1997 (d)..  $14.51      0.02          0.10          0.12      (0.02)      (1.92)      (1.94)
LARGE CAP FUND
  Six Months Ended January 31, 2002 #.  $21.25      0.01         (0.43)        (0.42)     (0.01)      (1.19)      (1.20)
  Year Ended July 31, 2001 +..........  $28.14        --         (2.83)        (2.83)        --       (4.06)      (4.06)
  Period Ended July 31, 2000 (c)......  $28.01        --          0.14          0.14      (0.01)         --       (0.01)
  Year Ended December 31, 1999 +......  $27.54      0.03          5.07          5.10      (0.03)      (4.60)      (4.63)
  Year Ended December 31, 1998 (e)....  $25.52        --          2.02          2.02         --          --          --

                                                                    Ratios (to average net assets)/Supplemental Data
                                                              ------------------------------------------------------------
                                                                                                               Net Assets,
                                       Net Asset                 Net                Expenses (before Portfolio   End of
                                       Value, End Total       Investment    Net       Reductions/    Turnover    Period
                                       of Period  Return        Income    Expenses  Reimbursements)    Rate*     (000's)
                                       ---------- ------      ----------  --------  ---------------- --------- -----------
VALUE FUND
  Six Months Ended January 31, 2002 #.   $17.51    (5.61)%/\     0.62%/\/\  1.21%/\/\     1.26%/\/\      26%    $512,212
  Year Ended July 31, 2001 +..........   $20.34    21.10%        0.76%      1.19%         1.25%          43%    $565,484
  Year Ended July 31, 2000............   $19.53    (8.11)%       1.30%      1.13%         1.15%          17%    $560,804
  Year Ended July 31, 1999............   $25.27    15.43%        1.07%      1.08%         1.09%          18%    $960,660
  Period Ended July 31, 1998 (a)......   $24.57    12.46%(/\)    1.26%/\/\  1.09%/\/\     1.10%/\/\      17%    $947,575
GROWTH FUND
  Six Months Ended January 31, 2002 #.   $ 7.25    (8.81)%/\    (0.52)%/\/\ 1.44%/\/\     1.54%/\/\      34%    $  7,492
  Year Ended July 31, 2001 +..........   $ 7.95   (32.32)%      (0.79)%     1.27%         1.45%         161%    $ 10,453
  Year Ended July 31, 2000............   $15.04    10.51%       (0.40)%     1.15%         1.37%         111%    $ 27,499
  Year Ended July 31, 1999............   $14.11    22.05%       (0.28)%     0.96%         1.47%          79%    $ 18,055
  Period Ended July 31, 1998 (a)(b)...   $11.65    16.50%(/\/\)  0.00%/\/\  0.99%/\/\     2.05%/\/\      77%    $  2,824
CAPITAL GROWTH FUND
  Six Months Ended January 31, 2002 #.   $10.27    (5.08)%/\    (0.51)%/\/\ 1.15%/\/\     1.27%/\/\      63%    $286,553
  Year Ended July 31, 2001 +..........   $10.82   (21.11)%      (0.50)%     1.11%         1.26%         100%    $299,177
  Period Ended July 31, 2000 (c)......   $14.89     4.36%/\     (0.26)%/\/\ 1.11%/\/\     1.22%/\/\      91%    $298,771
  Year Ended December 31, 1999 +......   $14.27    22.09%       (0.09)%     1.07%         1.08%         178%    $241,810
  Year Ended December 31, 1998........   $14.09    32.40%        0.07%      1.02%         1.03%         152%    $173,542
  Period Ended December 31, 1997 (d)..   $12.69     0.88%/\      0.80%/\/\  0.58%/\/\     0.99%/\/\     116%    $141,761
LARGE CAP FUND
  Six Months Ended January 31, 2002 #.   $19.63    (1.98)%/\     0.12%/\/\  1.12%/\/\     1.27%/\/\       4%    $488,917
  Year Ended July 31, 2001 +..........   $21.25   (11.60)%      (0.01)%     1.10%         1.26%          10%    $521,412
  Period Ended July 31, 2000 (c)......   $28.14    (0.50)%/\     0.00%/\/\  1.07%/\/\     1.22%/\/\      10%    $694,107
  Year Ended December 31, 1999 +......   $28.01    18.84%        0.11%      1.04%         1.14%          15%    $706,313
  Year Ended December 31, 1998 (e)....   $27.54     7.92%/\      0.20%/\/\  1.04%/\/\     1.09%/\/\       3%    $786,462

#      Unaudited
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\     Not annualized.
/\/\   Annualized.
(/\) Represents total return based on the activity of Class A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 16.52%.
(/\/\) Represents total return based on the activity of Class A Shares for the period from August 4, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 21.99%.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A Shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(b) For the period from August 3, 1997 (commencement of operations) through July 31, 1998.
(c) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(d) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.
(e) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


EQUITY FUNDS
TRUST SHARES
Selected data for a share outstanding throughout the period indicated.

                                                          Investment Activities                 Less Dividends from
                                                  -------------------------------------  ---------------------------------
                                                               Net Realized
                                        Net Asset    Net      and Unrealized                        Net Realized
                                         Value,   Investment  Gains (Losses)  Total from    Net      Gains from
                                        Beginning   Income   from Investments Investment Investment  Investment    Total
                                        of Period   (Loss)     and Options    Activities   Income   Transactions Dividends
                                        --------- ---------- ---------------- ---------- ---------- ------------ ---------
MID CAP FUND
  Six Months Ended January 31, 2002 #..  $12.06     (0.06)        (0.91)        (0.97)        --          --          --
  Year Ended July 31, 2001 +...........  $16.70     (0.15)        (4.49)        (4.64)        --          --          --
  Period ended July 31, 2000 (a) +.....  $17.37     (0.11)        (0.56)        (0.67)        --          --          --
  Period Ended December 31, 1999 (b) +.  $10.00     (0.12)         7.49          7.37         --          --          --
SMALL CAP FUND
  Six Months Ended January 31, 2002 #..  $10.22     (0.04)        (1.51)        (1.55)        --          --          --
  Year Ended July 31, 2001 +...........  $12.61     (0.12)        (1.06)        (1.18)        --       (1.21)      (1.21)
  Year Ended July 31, 2000.............  $ 8.44     (0.07)         4.24          4.17         --          --          --
  Year Ended July 31, 1999.............  $ 9.15     (0.03)        (0.68)        (0.71)        --          --          --
  Period Ended July 31, 1998 (c).......  $10.00     (0.02)        (0.83)        (0.85)        --          --          --
EQUITY INCOME FUND
  Six Months Ended January 31, 2002 #..  $12.51      0.07         (0.27)        (0.20)     (0.09)         --       (0.09)
  Year Ended July 31, 2001 +...........  $14.57      0.19         (2.05)        (1.86)     (0.20)         --       (0.20)
  Year Ended July 31, 2000.............  $13.10      0.20          2.27          2.47      (0.19)      (0.81)      (1.00)
  Year Ended July 31, 1999.............  $11.89      0.19          1.47          1.66      (0.19)      (0.26)      (0.45)
  Period Ended July 31, 1998 (d).......  $11.35      0.25          0.95          1.20      (0.25)      (0.41)      (0.66)
BALANCED FUND
  Six Months Ended January 31, 2002 #..  $12.45      0.17         (0.13)         0.04      (0.17)      (0.36)      (0.53)
  Year Ended July 31, 2001 +...........  $12.47      0.40          1.26          1.66      (0.41)      (1.27)      (1.68)
  Year Ended July 31, 2000.............  $14.93      0.46         (0.64)        (0.18)     (0.50)      (1.78)      (2.28)
  Year Ended July 31, 1999.............  $15.18      0.44          0.95          1.39      (0.44)      (1.20)      (1.64)
  Period Ended July 31, 1998 (d).......  $14.77      0.41          1.38          1.79      (0.41)      (0.97)      (1.38)
SELECT EQUITY FUND
  Six Months Ended January 31, 2002 #..  $11.25      0.02          0.57          0.59      (0.02)         --       (0.02)
  Year Ended July 31, 2001 +...........  $ 8.73      0.02          2.52          2.54      (0.02)         --       (0.02)
  Year Ended July 31, 2000 +...........  $11.89      0.09         (2.36)        (2.27)     (0.08)      (0.81)      (0.89)
  Period Ended July 31, 1999 (e).......  $11.52      0.04          0.38          0.42      (0.04)      (0.01)      (0.05)

                                                                     Ratios (to average net assets)/Supplemental Data
                                                               -------------------------------------------------------------

                                                                                        Expenses
                                        Net Asset                 Net                    (before     Portfolio  Net Assets,
                                        Value, End Total       Investment    Net       Reductions/   Turnover  End of Period
                                        of Period  Return        Income    Expenses  Reimbursements)   Rate*      (000's)
                                        ---------- ------      ----------  --------  --------------- --------- -------------
MID CAP FUND
  Six Months Ended January 31, 2002 #..   $11.09    (8.04%)/\    (1.15%)/\/\ 1.57%/\/\    1.72%/\/\      76%     $ 37,171
  Year Ended July 31, 2001 +...........   $12.06   (27.78)%      (1.03)%     1.42%        1.55%         120%     $ 41,611
  Period ended July 31, 2000 (a) +.....   $16.70    (3.86)%/\    (1.08)%/\/\ 1.46%/\/\    1.53%/\/\      39%     $ 63,696
  Period Ended December 31, 1999 (b) +.   $17.37    73.70%/\     (1.47)%/\/\ 2.18%/\/\    2.18%/\/\      20%     $ 37,186
SMALL CAP FUND
  Six Months Ended January 31, 2002 #..   $ 8.67   (15.17%)/\    (1.06%)/\/\ 1.48%/\/\    1.57%/\/\     123%     $151,841
  Year Ended July 31, 2001 +...........   $10.22   (10.16)%      (1.07)%     1.46%        1.67%         220%     $172,735
  Year Ended July 31, 2000.............   $12.61    49.41%       (1.01)%     1.42%        1.70%         318%     $162,215
  Year Ended July 31, 1999.............   $ 8.44    (7.76)%      (0.82)%     1.39%        2.38%         208%     $ 21,777
  Period Ended July 31, 1998 (c).......   $ 9.15    (8.48)%/\    (0.52)%/\/\ 1.50%/\/\    3.94%/\/\      71%     $  5,072
EQUITY INCOME FUND
  Six Months Ended January 31, 2002 #..   $12.22    (1.55%)/\     1.31%/\/\  1.21%/\/\    1.33%/\/\      84%     $ 57,644
  Year Ended July 31, 2001 +...........   $12.51   (12.88)%       1.38%      1.17%        1.28%         209%     $ 77,078
  Year Ended July 31, 2000.............   $14.57    19.55%        1.35%      1.19%        1.32%         168%     $107,121
  Year Ended July 31, 1999.............   $13.10    14.43%        1.59%      1.16%        1.33%         134%     $ 10,908
  Period Ended July 31, 1998 (d).......   $11.89     7.54%(/\)    2.34%/\/\  1.19%/\/\    1.35%/\/\      83%     $  8,087
BALANCED FUND
  Six Months Ended January 31, 2002 #..   $11.96     0.33%/\      2.71%/\/\  1.19%/\/\    1.30%/\/\       8%     $ 78,640
  Year Ended July 31, 2001 +...........   $12.45    14.09%        3.16%      1.16%        1.27%          14%     $102,780
  Year Ended July 31, 2000.............   $12.47    (0.90)%       3.50%      1.13%        1.17%          16%     $166,797
  Year Ended July 31, 1999.............   $14.93     9.74%        2.93%      1.09%        1.10%          23%     $319,016
  Period Ended July 31, 1998 (d).......   $15.18     9.73%(/\/\)  2.95%/\/\  1.10%/\/\    1.10%/\/\      25%     $329,626
SELECT EQUITY FUND
  Six Months Ended January 31, 2002 #..   $11.82     5.22%/\      0.32%/\/\  1.44%/\/\    1.76%/\/\      25%     $  7,831
  Year Ended July 31, 2001 +...........   $11.25    29.12%        0.19%      1.56%        1.97%          19%     $  7,043
  Year Ended July 31, 2000 +...........   $ 8.73   (19.72)%       0.88%      1.25%        1.78%          25%     $  5,100
  Period Ended July 31, 1999 (e).......   $11.89     3.63%/\      0.65%/\/\  0.99%/\/\    1.58%/\/\      10%     $ 10,420

#       Unaudited
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\      Not annualized.
/\/\    Annualized.
(/\) Represents total return based on the activity of Class A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 10.82%.
(/\/\) Represents total return based on the activity of Class A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 12.70%.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.
(c) For the period from March 2, 1998 (commencement of operations) through July 31, 1998.
(d) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A Shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(e) For the period from December 3, 1998 (commencement of operations) through July 31, 1999.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


EQUITY FUNDS
TRUST SHARES
Selected data for a share outstanding throughout the period indicated.

                                                          Investment Activities                 Less Dividends from
                                                 --------------------------------------  --------------------------------
                                                              Net Realized
                                                             and Unrealized
                                                             Gains (Losses)
                                       Net Asset    Net     from Investments,                       Net Realized
                                        Value,   Investment   Futures, and    Total from    Net      Gains from
                                       Beginning   Income        Foreign      Investment Investment  Investment    Total
                                       of Period   (Loss)      Currencies*    Activities   Income   Transactions Dividends
                                       --------- ---------- ----------------- ---------- ---------- ------------ ---------
ENHANCED MARKET FUND
  Six Months Ended January 31, 2002 #.  $12.28      0.03          (0.70)        (0.67)     (0.02)      (0.16)      (0.18)
  Year Ended July 31, 2001 +..........  $14.65      0.06          (2.17)        (2.11)     (0.04)      (0.22)      (0.26)
  Year Ended July 31, 2000............  $13.86      0.10           1.23          1.33      (0.09)      (0.45)      (0.54)
  Period Ended July 31, 1999 (a)......  $12.18      0.07           1.71          1.78      (0.07)      (0.03)      (0.10)
INTERNATIONAL EQUITY FUND
  Six Months Ended January 31, 2002 #.  $ 9.50     (0.02)         (1.28)        (1.30)     (0.01)         --       (0.01)
  Year Ended July 31, 2001 +..........  $12.37      0.06          (2.53)        (2.47)     (0.04)      (0.36)      (0.40)
  Period Ended July 31, 2000 (b) +....  $13.27      0.06          (0.96)        (0.90)        --          --          --
  Year Ended December 31, 1999........  $10.58      0.08           2.75          2.83      (0.14)         --       (0.14)
  Period Ended December 31, 1998 (c)..  $10.05     (0.01)          0.54          0.53         --          --          --
AGGRESSIVE GROWTH PORTFOLIO
  Six Months Ended January 31, 2002 #.  $ 9.90     (0.01)         (0.55)        (0.56)        --       (0.64)      (0.64)
  Year Ended July 31, 2001 +..........  $11.51      0.14          (0.44)        (0.30)     (0.15)      (1.16)      (1.31)
  Period Ended July 31, 2000 (b)......  $11.53      0.02          (0.02)           --      (0.02)         --       (0.02)
  Period Ended December 31, 1999 (d)..  $10.05      0.12           1.52          1.64      (0.12)      (0.04)      (0.16)
GROWTH PORTFOLIO
  Six Months Ended January 31, 2002 #.  $ 9.42      0.05          (0.35)        (0.30)     (0.05)      (0.30)      (0.35)
  Year Ended July 31, 2001 +..........  $10.51      0.24          (0.42)        (0.18)     (0.24)      (0.67)      (0.91)
  Period Ended July 31, 2000 (b)......  $10.61      0.08          (0.11)        (0.03)     (0.07)         --       (0.07)
  Period Ended December 31, 1999 (e)..  $10.00      0.16           0.69          0.85      (0.16)      (0.08)      (0.24)
GROWTH AND INCOME PORTFOLIO
  Six Months Ended January 31, 2002 #.  $ 9.80      0.09          (0.26)        (0.17)     (0.10)      (0.28)      (0.38)
  Year Ended July 31, 2001 +..........  $10.56      0.32          (0.12)         0.20      (0.33)      (0.63)      (0.96)
  Period Ended July 31, 2000 (b)......  $10.51      0.14           0.03          0.17      (0.12)         --       (0.12)
  Period Ended December 31, 1999 (f)..  $ 9.85      0.13           0.69          0.82      (0.13)      (0.03)      (0.16)
MODERATE GROWTH AND INCOME PORTFOLIO
  Six Months Ended January 31, 2002 #.  $ 9.76      0.13          (0.14)        (0.01)     (0.13)      (0.20)      (0.33)
  Year Ended July 31, 2001 +..........  $10.08      0.34           0.14          0.48      (0.35)      (0.45)      (0.80)
  Period Ended July 31, 2000 (b)......  $ 9.98      0.18           0.07          0.25      (0.15)         --       (0.15)
  Period Ended December 31, 1999 (g)..  $ 9.88      0.20           0.16          0.36      (0.20)      (0.06)      (0.26)

                                                                 Ratios (to average net assets)/Supplemental Data
                                                           ------------------------------------------------------------



                                       Net Asset                                                            Net Assets,
                                        Value,                Net                Expenses (before Portfolio   End of
                                        End of   Total     Investment    Net       Reductions/    Turnover    Period
                                        Period   Return      Income    Expenses  Reimbursements)   Rate**     (000's)
                                       --------- ------    ----------  --------  ---------------- --------- -----------
ENHANCED MARKET FUND
  Six Months Ended January 31, 2002 #.  $11.43    (5.50)%/\   0.50%/\/\  0.96%/\/\     1.10%/\/\      13%    $ 14,157
  Year Ended July 31, 2001 +..........  $12.28   (14.53)%     0.43%      0.90%         1.04%          42%    $ 15,469
  Year Ended July 31, 2000............  $14.65     9.73%      0.65%      0.81%         0.98%          30%    $ 31,622
  Period Ended July 31, 1999 (a)......  $13.86    14.71%/\    0.90%/\/\  0.74%/\/\     1.29%/\/\      36%    $ 14,273
INTERNATIONAL EQUITY FUND
  Six Months Ended January 31, 2002 #.  $ 8.19   (13.69)%    (0.49)%/\/\ 1.47%/\/\     1.79%/\/\      52%    $140,715
  Year Ended July 31, 2001 +..........  $ 9.50   (20.50)%     0.59%      1.47%         1.79%          45%    $145,744
  Period Ended July 31, 2000 (b) +....  $12.37    (6.71)%/\   0.83%/\/\  1.59%/\/\     1.88%/\/\      32%    $105,034
  Year Ended December 31, 1999........  $13.27    26.72%      0.80%      1.56%         1.84%          40%    $ 46,104
  Period Ended December 31, 1998 (c)..  $10.58     5.27%/\   (1.47)%/\/\ 1.61%/\/\     1.89%/\/\      62%    $ 27,977
AGGRESSIVE GROWTH PORTFOLIO
  Six Months Ended January 31, 2002 #.  $ 8.70    (5.67)%    (0.24)%/\/\ 0.73%/\/\     1.10%/\/\      23%    $ 17,578
  Year Ended July 31, 2001 +..........  $ 9.90    (3.30)%     1.34%      0.72%         1.08%          36%    $ 23,313
  Period Ended July 31, 2000 (b)......  $11.51     0.01%/\    0.38%/\/\  0.75%/\/\     1.09%/\/\      22%    $ 20,485
  Period Ended December 31, 1999 (d)..  $11.53    16.31%/\    3.23%/\/\  0.73%/\/\     2.10%/\/\      95%    $ 18,847
GROWTH PORTFOLIO
  Six Months Ended January 31, 2002 #.  $ 8.77    (3.24)%/\   1.00%/\/\  0.72%/\/\     1.11%/\/\      30%    $ 13,586
  Year Ended July 31, 2001 +..........  $ 9.42    (1.98)%     2.40%      0.73%         1.12%          38%    $ 18,048
  Period Ended July 31, 2000 (b)......  $10.51    (0.29)%/\   1.28%/\/\  0.76%/\/\     1.10%/\/\      97%    $ 19,495
  Period Ended December 31, 1999 (e)..  $10.61     8.59%/\    4.82%/\/\  0.73%/\/\     3.14%/\/\      76%    $ 11,372
GROWTH AND INCOME PORTFOLIO
  Six Months Ended January 31, 2002 #.  $ 9.25    (1.64)%/\   2.03%/\/\  0.57%/\/\     0.75%/\/\      25%    $ 63,022
  Year Ended July 31, 2001 +..........  $ 9.80     1.84%      3.25%      0.57%         0.75%          51%    $ 74,878
  Period Ended July 31, 2000 (b)......  $10.56     1.64%/\    2.39%/\/\  0.58%/\/\     0.72%/\/\      21%    $ 87,453
  Period Ended December 31, 1999 (f)..  $10.51     8.40%/\    3.43%/\/\  0.70%/\/\     0.98%/\/\      57%    $ 86,700
MODERATE GROWTH AND INCOME PORTFOLIO
  Six Months Ended January 31, 2002 #.  $ 9.42    (0.16)%/\   2.50%/\/\  0.59%/\/\     0.97%/\/\      23%    $ 19,083
  Year Ended July 31, 2001 +..........  $ 9.76     4.93%      3.48%      0.71%         1.09%          62%    $ 20,264
  Period Ended July 31, 2000 (b)......  $10.08     2.50%/\    3.03%/\/\  0.74%/\/\     1.03%/\/\      21%    $ 20,081
  Period Ended December 31, 1999 (g)..  $ 9.98     3.64%/\    4.46%/\/\  0.73%/\/\     1.87%/\/\     124%    $ 21,384

#    Unaudited
+ Net investment income (loss) is based on average shares outstanding during the period.
* Represents investments in affiliates for Aggressive Growth Portfolio, Growth Portfolio, Growth and Income Portfolio, and Moderate Growth and Income Portfolio.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\   Not annualized.
/\/\ Annualized.
(a) For the period from December 11, 1998 (commencement of operations) through July 31, 1999.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(d) For the period from January 28, 1999 (commencement of operations) through December 31, 1999.
(e) For the period from February 1, 1999 (commencement of operations) through December 31, 1999.
(f) For the period from February 8, 1999 (commencement of operations) through December 31, 1999.
(g) For the period from February 10, 1999 (commencement of operations) through December 31, 1999.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


BOND FUNDS
TRUST SHARES
Selected data for a share outstanding throughout the period indicated.

                                                         Investment Activities                 Less Dividends from
                                                 -------------------------------------- ---------------------------------
                                       Net Asset              Net Realized                         Net Realized
                                        Value,      Net      and Unrealized  Total from    Net      Gains from
                                       Beginning Investment  Gains (Losses)  Investment Investment  Investment    Total
                                       of Period   Income   from Investments Activities   Income   Transactions Dividends
                                       --------- ---------- ---------------- ---------- ---------- ------------ ---------
BOND FUND
  Six Months Ended January 31, 2002 #.  $11.13      0.26          0.07          0.33      (0.29)      (0.03)      (0.32)
  Year Ended July 31, 2001 +..........  $10.52      0.60          0.61          1.21      (0.60)         --       (0.60)
  Year Ended July 31, 2000............  $10.63      0.59         (0.06)         0.53      (0.62)      (0.02)      (0.64)
  Year Ended July 31, 1999............  $11.05      0.61         (0.30)         0.31      (0.60)      (0.13)      (0.73)
  Period Ended July 31, 1998 (a)......  $10.72      0.57          0.38          0.95      (0.59)      (0.03)      (0.62)
LIMITED TERM BOND FUND
  Six Months Ended January 31, 2002 #.  $10.55      0.26          0.04          0.30      (0.27)         --       (0.27)
  Year Ended July 31, 2001 +..........  $10.13      0.58          0.43          1.01      (0.59)         --       (0.59)
  Year Ended July 31, 2000............  $10.29      0.59         (0.12)         0.47      (0.63)         --       (0.63)
  Year Ended July 31, 1999............  $10.43      0.59         (0.16)         0.43      (0.57)         --       (0.57)
  Year Ended July 31, 1998 (a)........  $10.34      0.55          0.10          0.65      (0.56)         --       (0.56)
GOVERNMENT INCOME FUND
  Six Months Ended January 31, 2002 #.  $10.10      0.25          0.03          0.28      (0.27)         --       (0.27)
  Year Ended July 31, 2001 +..........  $ 9.61      0.56          0.50          1.06      (0.57)         --       (0.57)
  Year Ended July 31, 2000............  $ 9.62      0.57         (0.03)         0.54      (0.55)         --       (0.55)
  Year Ended July 31, 1999............  $ 9.87      0.54         (0.26)         0.28      (0.53)         --       (0.53)
  Period Ended July 31, 1998 (a)......  $ 9.66      0.59          0.17          0.76      (0.55)         --       (0.55)
LIMITED TERM U.S.
 GOVERNMENT FUND
  Six Months Ended January 31, 2002 #.  $10.26      0.18          0.02          0.20      (0.18)         --       (0.18)
  Year Ended July 31, 2001 +..........  $ 9.89      0.48          0.38          0.86      (0.49)         --       (0.49)
  Period Ended July 31, 2000 (b)......  $ 9.85      0.29          0.02          0.31      (0.27)         --       (0.27)
  Year Ended December 31, 1999........  $10.25      0.50         (0.39)         0.11      (0.50)      (0.01)      (0.51)
  Period Ended December 31, 1998 (c)..  $10.29      0.03         (0.04)        (0.01)     (0.03)         --       (0.03)

                                                                       Ratios (to average net assets)/Supplemental Data
                                                                 -------------------------------------------------------------

                                         Net Asset                  Net               Expenses (before Portfolio  Net Assets,
                                       Value, End of Total       Investment   Net       Reductions/    Turnover  End of Period
                                          Period     Return        Income   Expenses  Reimbursements)    Rate*      (000's)
                                       ------------- ------      ---------- --------  ---------------- --------- -------------
BOND FUND
  Six Months Ended January 31, 2002 #.    $11.14      2.91%/\       4.51%/\/\ 0.85%/\/\     1.11%/\/\     12%      $614,263
  Year Ended July 31, 2001 +..........    $11.13     11.79%         5.47%     0.84%         1.10%         24%      $609,708
  Year Ended July 31, 2000............    $10.52      5.24%         5.66%     0.78%         1.03%         27%      $501,550
  Year Ended July 31, 1999............    $10.63      2.68%         5.57%     0.71%         0.95%         18%      $380,226
  Period Ended July 31, 1998 (a)......    $11.05      7.54%(/\)     5.72%/\/\ 0.73%/\/\     0.97%/\/\     40%      $327,930
LIMITED TERM BOND FUND
  Six Months Ended January 31, 2002 #.    $10.58      2.82%/\       4.71%/\/\ 0.87%/\/\     1.13%/\/\     12%      $148,382
  Year Ended July 31, 2001 +..........    $10.55     10.26%         5.59%     0.86%         1.12%         44%      $155,261
  Year Ended July 31, 2000............    $10.13      4.71%         5.74%     0.82%         1.07%         34%      $177,323
  Year Ended July 31, 1999............    $10.29      4.14%         5.60%     0.71%         0.98%         39%      $109,554
  Year Ended July 31, 1998 (a)........    $10.43      6.04%(/\/\)   5.70%/\/\ 0.73%/\/\     0.98%/\/\     39%      $106,953
GOVERNMENT INCOME FUND
  Six Months Ended January 31, 2002 #.    $10.11      2.78%/\       4.86%/\/\ 0.86%/\/\     1.12%/\/\      5%      $286,925
  Year Ended July 31, 2001 +..........    $10.10     11.30%         5.62%     0.84%         1.10%         25%      $302,099
  Year Ended July 31, 2000............    $ 9.61      5.91%         5.68%     0.85%         1.13%         42%      $356,642
  Year Ended July 31, 1999............    $ 9.62      2.72%         5.44%     0.60%         1.65%         27%      $  3,150
  Period Ended July 31, 1998 (a)......    $ 9.87      7.58%(/\/\/\) 5.72%/\/\ 0.63%/\/\     1.80%/\/\     35%      $  2,521
LIMITED TERM U.S.
 GOVERNMENT FUND
  Six Months Ended January 31, 2002 #.    $10.28      1.97%/\       3.62%/\/\ 0.97%/\/\     1.27%/\/\     19%      $ 44,895
  Year Ended July 31, 2001 +..........    $10.26      8.88%         4.76%     1.00%         1.32%         31%      $ 32,351
  Period Ended July 31, 2000 (b)......    $ 9.89      3.18%/\       5.00%/\/\ 0.99%/\/\     1.21%/\/\      4%      $ 37,648
  Year Ended December 31, 1999........    $ 9.85      1.08%         4.94%     0.98%         1.14%         17%      $ 42,281
  Period Ended December 31, 1998 (c)..    $10.25     (0.14%)/\      5.29%/\/\ 0.69%/\/\     0.96%/\/\     86%      $ 46,344

#        Unaudited
+        Net investment income is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\       Not annualized.
/\/\     Annualized.
(/\) Represents total return based on the activity of Class A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 9.03%.
(/\/\) Represents total return based on the activity of Class A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 6.37%.
(/\/\/\) Represents total return based on the activity of Class A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 8.04%.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A Shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


BOND FUNDS
TRUST SHARES
Selected data for a share outstanding throughout the period indicated.

                                                   Investment Activities                Less Dividends from
                                            -----------------------------------  --------------------------------
                                                        Net Realized
                                  Net Asset            and Unrealized                       Net Realized
                                   Value,      Net     Gains (Losses) Total from    Net      Gains from              Net Asset
                                  Beginning Investment      from      Investment Investment  Investment    Total   Value, End of
                                  of Period   Income    Investments   Activities   Income   Transactions Dividends    Period
                                  --------- ---------- -------------- ---------- ---------- ------------ --------- -------------
MUNICIPAL BOND FUND
  Six Months Ended January 31,
   2002 #........................  $10.19      0.20         0.01         0.21      (0.20)      (0.01)      (0.21)     $10.19
  Year Ended July 31, 2001 +.....  $ 9.77      0.41         0.41         0.82      (0.40)         --       (0.40)     $10.19
  Year Ended July 31, 2000.......  $ 9.87      0.41        (0.05)        0.36      (0.41)      (0.05)      (0.46)     $ 9.77
  Year Ended July 31, 1999.......  $10.14      0.42        (0.18)        0.24      (0.40)      (0.11)      (0.51)     $ 9.87
  Period Ended July 31, 1998 (a).  $10.04      0.39         0.14         0.53      (0.40)      (0.03)      (0.43)     $10.14
FLORIDA TAX-EXEMPT FUND
  Six Months Ended January 31,
   2002 #........................  $10.52      0.20         0.04         0.24      (0.19)         --       (0.19)     $10.57
  Year Ended July 31, 2001 +.....  $10.16      0.41         0.36         0.77      (0.41)         --       (0.41)     $10.52
  Year Ended July 31, 2000.......  $10.22      0.42        (0.02)        0.40      (0.43)      (0.03)      (0.46)     $10.16
  Year Ended July 31, 1999.......  $10.46      0.43        (0.20)        0.23      (0.41)      (0.06)      (0.47)     $10.22
  Period Ended July 31, 1998 (a).  $10.39      0.41         0.14         0.55      (0.41)      (0.07)      (0.48)     $10.46
TENNESSEE TAX-EXEMPT FUND
  Six Months Ended January 31,
   2002 #........................  $10.10      0.16         0.01         0.17      (0.16)         --       (0.16)     $10.11
  Year Ended July 31, 2001 +.....  $ 9.74      0.38         0.36         0.74      (0.38)         --       (0.38)     $10.10
  Period Ended July 31, 2000 (b).  $ 9.55      0.22         0.18         0.40      (0.21)         --       (0.21)     $ 9.74
  Year Ended December 31, 1999...  $10.19      0.35        (0.64)       (0.29)     (0.35)         --       (0.35)     $ 9.55
  Year Ended December 31, 1998...  $10.18      0.37         0.08         0.45      (0.37)      (0.07)      (0.44)     $10.19
  Period Ended December 31, 1997
   (c)...........................  $10.05      0.10         0.13         0.23      (0.10)         --       (0.10)     $10.18

                                                   Ratios (to average net assets)/Supplemental Data
                                             ------------------------------------------------------------

                                                                     Expenses
                                                Net                   (before     Portfolio  Net Assets,
                                  Total      Investment   Net       Reductions/   Turnover  End of Period
                                  Return       Income   Expenses  Reimbursements)   Rate*      (000's)
                                  ------     ---------- --------  --------------- --------- -------------
MUNICIPAL BOND FUND
  Six Months Ended January 31,
   2002 #........................  2.11%/\      3.96%/\/\ 0.75%/\/\    1.11%/\/\       6%     $381,568
  Year Ended July 31, 2001 +.....  8.52%        4.04%     0.74%        1.10%           5%     $380,330
  Year Ended July 31, 2000.......  3.85%        4.25%     0.68%        1.02%           9%     $387,511
  Year Ended July 31, 1999.......  2.30%        4.11%     0.61%        0.95%          21%     $321,293
  Period Ended July 31, 1998 (a).  4.49%(/\)    4.23%/\/\ 0.64%/\/\    0.97%/\/\      29%     $326,464
FLORIDA TAX-EXEMPT FUND
  Six Months Ended January 31,
   2002 #........................  2.33%/\      3.76%/\/\ 0.74%/\/\    1.15%/\/\       8%     $ 55,441
  Year Ended July 31, 2001 +.....  7.72%        3.95%     0.75%        1.19%           7%     $ 57,181
  Year Ended July 31, 2000.......  4.02%        4.19%     0.65%        1.11%          11%     $ 61,877
  Year Ended July 31, 1999.......  2.16%        4.10%     0.49%        1.01%          34%     $ 63,548
  Period Ended July 31, 1998 (a).  4.66%(/\/\)  4.30%/\/\ 0.49%/\/\    1.04%/\/\      30%     $ 55,369
TENNESSEE TAX-EXEMPT FUND
  Six Months Ended January 31,
   2002 #........................  1.70%/\      3.11%/\/\ 0.95%/\/\    1.24%/\/\      48%     $ 52,741
  Year Ended July 31, 2001 +.....  7.70%        3.77%     0.94%        1.23%         123%     $ 56,693
  Period Ended July 31, 2000 (b).  4.26%/\      3.95%/\/\ 0.95%/\/\    1.11%/\/\      23%     $ 65,160
  Year Ended December 31, 1999... (2.83)%       3.57%     1.00%        1.00%          64%     $ 75,537
  Year Ended December 31, 1998...  4.52%        3.65%     0.95%        0.95%         155%     $ 91,687
  Period Ended December 31, 1997
   (c)...........................  2.35%/\      4.22%/\/\ 0.56%/\/\    0.87%/\/\     253%     $100,742

#      Unaudited
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\     Not annualized.
/\/\   Annualized.
(/\) Represents total return based on the activity of Class A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 5.27%.
(/\/\) Represents total return based on the activity of Class A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 5.40%.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A Shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.

                       See notes to financial statments.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


MONEY MARKET FUNDS
TRUST SHARES +
Selected data for a share outstanding throughout the period indicated.

                                                                 Investment Activities
                                                          -----------------------------------
                                                                     Net Realized
                                                                          and                    Less
                                              Net Asset               Unrealized              Dividends
                                                Value,       Net         Gains     Total from  from Net    Net Asset
                                             Beginning of Investment (Losses) from Investment Investment Value, End of Total
                                                Period      Income    Investments  Activities   Income      Period     Return
                                             ------------ ---------- ------------- ---------- ---------- ------------- ------
PRIME MONEY MARKET FUND
  Six Months Ended January 31, 2002 #.......    $1.000      0.011           --       0.011      (0.011)     $1.000      1.09%/\
  Year Ended July 31, 2001..................    $1.000      0.051           --       0.051      (0.051)     $1.000      5.18%
  Year Ended July 31, 2000..................    $1.000      0.052           --       0.052      (0.052)     $1.000      5.31%
  Year Ended July 31, 1999..................    $1.000      0.045           --       0.045      (0.045)     $1.000      4.59%
  Year Ended July 31, 1998..................    $1.000      0.050           --       0.050      (0.050)     $1.000      5.09%
  Year Ended July 31, 1997..................    $1.000      0.049           --       0.049      (0.049)     $1.000      5.00%
U.S. TREASURY MONEY MARKET FUND
  Six Months Ended January 31, 2002 #.......    $1.000      0.010                    0.010      (0.010)     $1.000      1.05%/\
  Year Ended July 31, 2001..................    $1.000      0.048           --       0.048      (0.048)     $1.000      4.87%
  Year Ended July 31, 2000..................    $1.000      0.048           --       0.048      (0.048)     $1.000      4.86%
  Year Ended July 31, 1999..................    $1.000      0.041           --       0.041      (0.041)     $1.000      4.16%
  Year Ended July 31, 1998..................    $1.000      0.047           --       0.047      (0.047)     $1.000      4.77%
  Year Ended July 31, 1997..................    $1.000      0.046           --       0.046      (0.046)     $1.000      4.70%
TREASURY RESERVE MONEY MARKET FUND
  Six Months Ended January 31, 2002 #.......    $1.000      0.011           --       0.011      (0.011)     $1.000      1.09%/\
  Year Ended July 31, 2001..................    $1.000      0.049           --       0.049      (0.049)     $1.000      5.06%
  Period Ended July 31, 2000(b).............    $1.000      0.031           --       0.031      (0.031)     $1.000      3.10%/\
  Year Ended December 31, 1999..............    $1.000      0.043           --       0.043      (0.043)     $1.000      4.39%
  Year Ended December 31, 1998..............    $1.000      0.048           --       0.048      (0.048)     $1.000      4.93%
  Year Ended December 31, 1997..............    $1.000      0.049           --       0.049      (0.049)     $1.000      5.05%
TAX-EXEMPT MONEY MARKET FUND
  Six Months Ended January 31, 2002 #.......    $0.998      0.006           --       0.006      (0.006)     $0.998      0.63%/\
  Year Ended July 31, 2001..................    $0.998      0.029           --       0.029      (0.029)     $0.998      2.98%
  Year Ended July 31, 2000..................    $1.000      0.032       (0.002)      0.030      (0.032)     $0.998      3.23%
  Year Ended July 31, 1999..................    $1.000      0.027           --       0.027      (0.027)     $1.000      2.76%
  Year Ended July 31, 1998..................    $1.000      0.031           --       0.031      (0.031)     $1.000      3.13%
  Year Ended July 31, 1997..................    $1.000      0.031           --       0.031      (0.031)     $1.000      3.15%
INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET
 FUND
  Six Months Ended January 31, 2002 #.......    $1.000      0.013           --       0.013      (0.013)     $1.000      1.29%/\
  Year Ended July 31, 2001..................    $1.000      0.054           --       0.054      (0.054)     $1.000      5.57%
  Year Ended July 31, 2000..................    $1.000      0.057           --       0.057      (0.057)     $1.000      5.82%
  Period Ended July 31, 1999 (c)............    $1.000      0.042           --       0.042      (0.042)     $1.000      4.31%/\

                                              Ratios (to average net assets)/Supplemental Data
                                             ---------------------------------------------------



                                                Net               Expenses (before  Net Assets,
                                             Investment   Net       Reductions/    End of Period
                                               Income   Expenses  Reimbursements)     (000's)
                                             ---------- --------  ---------------- -------------
PRIME MONEY MARKET FUND
  Six Months Ended January 31, 2002 #.......    2.13%/\/\ 0.64%/\/\     0.85%/\/\    $766,933
  Year Ended July 31, 2001..................    5.06%     0.63%         0.84%        $745,662
  Year Ended July 31, 2000..................    5.24%     0.67%         0.76%        $731,762
  Year Ended July 31, 1999..................    4.51%     0.68%         0.69%        $536,899
  Year Ended July 31, 1998..................    4.98%     0.69%         0.70%        $479,974
  Year Ended July 31, 1997..................    4.89%     0.68%           (a)        $416,966
U.S. TREASURY MONEY MARKET FUND
  Six Months Ended January 31, 2002 #.......    2.07%/\/\ 0.78%/\/\     0.88%/\/\    $184,710
  Year Ended July 31, 2001..................    4.82%     0.76%         0.87%        $199,416
  Year Ended July 31, 2000..................    4.74%     0.73%         0.77%        $286,872
  Year Ended July 31, 1999..................    4.10%     0.69%         0.70%        $320,847
  Year Ended July 31, 1998..................    4.67%     0.70%         0.70%        $352,055
  Year Ended July 31, 1997..................    4.60%     0.69%           (a)        $309,361
TREASURY RESERVE MONEY MARKET FUND
  Six Months Ended January 31, 2002 #.......    2.15%/\/\ 0.65%/\/\     0.86%/\/\    $251,216
  Year Ended July 31, 2001..................    4.99%     0.62%         0.85%        $266,738
  Period Ended July 31, 2000(b).............    5.24%/\/\ 0.61%/\/\     0.76%/\/\    $280,546
  Year Ended December 31, 1999..............    4.31%     0.59%         0.60%        $341,803
  Year Ended December 31, 1998..............    4.78%     0.53%           (a)        $309,979
  Year Ended December 31, 1997..............    4.94%     0.50%           (a)        $114,175
TAX-EXEMPT MONEY MARKET FUND
  Six Months Ended January 31, 2002 #.......    1.24%/\/\ 0.67%/\/\     0.88%/\/\    $155,246
  Year Ended July 31, 2001..................    2.95%     0.65%         0.86%        $151,905
  Year Ended July 31, 2000..................    3.28%     0.59%         0.80%        $141,874
  Year Ended July 31, 1999..................    2.71%     0.49%         0.73%        $ 73,880
  Year Ended July 31, 1998..................    3.07%     0.50%         0.73%        $ 62,084
  Year Ended July 31, 1997..................    3.10%     0.52%         0.72%        $ 55,429
INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET
 FUND
  Six Months Ended January 31, 2002 #.......    2.58%/\/\ 0.26%/\/\     0.40%/\/\    $196,741
  Year Ended July 31, 2001..................    5.12%     0.25%         0.40%        $221,876
  Year Ended July 31, 2000..................    5.73%     0.21%         0.41%        $138,779
  Period Ended July 31, 1999 (c)............    4.82%/\/\ 0.22%/\/\     0.45%/\/\    $ 69,458

#     Unaudited
+     Represents Class I Shares for Institutional Prime Obligations Money Market
      Fund.
/\    Not annualized.
/\/\  Annualized.
(a)   There were no fee reductions in this period.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from September 15, 1998 (commencement of operations) through July 31, 1999.

                      See notes to financial statements.

                              [LOGO] AMSOUTH FUNDS
                               SEMI-ANNUAL REPORT
                                JANUARY 31, 2002

Investment Advisor
--------------------------------------------------------------------------------
[LOGO] AMSOUTH FUNDS
AmSouth Investment Management Company, LLC
1901 Sixth Avenue North
Birmingham, AL 35203

Investment Sub-Advisors
--------------------------------------------------------------------------------
(Growth Fund Only)
Peachtree Asset Management
A Division of Salomon Smith Barney
Fund Management, LLC
One Peachtree Center
Atlanta, GA 30308

(Mid Cap Fund Only)
Bennett Lawrence Management, LLC
757 3rd Avenue, 19th Floor
New York, NY 10017

(Small Cap Fund Only)
Sawgrass Asset Management, LLC
1579 The Greens Way, Suite 20
Jacksonville, FL 32250

(Equity Income Fund Only)
Rockhaven Asset Management, LLC
100 First Avenue, Suite 1050
Pittsburgh, PA 15222

(Select Equity and Enhanced Market Funds)
Oakbrook Investments, LLC
701 Warrenville Road, Suite 135
Lisle, IL 60532

(International Equity Fund Only)
Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

Distributor
--------------------------------------------------------------------------------
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

Legal Counsel
--------------------------------------------------------------------------------
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, DC 20005

Transfer Agent
--------------------------------------------------------------------------------
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

Auditors
--------------------------------------------------------------------------------
Ernst & Young LLP
1100 Huntington Center
41 S. High St.
Columbus, OH 43215

                                                                    3/02 ASO-SAR